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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2015 through June 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Trustees, Officers and Service Providers                                    21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         91.4%
International Common Stocks                                                 8.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 31.3%
Information Technology                                                     15.5%
Consumer Discretionary                                                     12.6%
Industrials                                                                12.1%
Health Care                                                                10.6%
Energy                                                                      6.3%
Utilities                                                                   4.7%
Materials                                                                   4.2%
Consumer Staples                                                            2.7%

Five Largest Holdings
(As a percentage of equity holdings)*

1. United Continental Holdings, Inc.                                       1.90%
--------------------------------------------------------------------------------
2. Regions Financial Corp.                                                 1.82
--------------------------------------------------------------------------------
3. Unum Group                                                              1.76
--------------------------------------------------------------------------------
4. Boston Scientific Corp                                                  1.75
--------------------------------------------------------------------------------
5. Voya Financial, Inc.                                                    1.74
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/15           12/31/14
      Class I                                         $19.91              $22.79
      Class II                                        $19.74              $22.59

                             Net
Distributions per Share      Investment        Short-Term          Long-Term
(1/1/15 - 6/30/15)           Income            Capital Gains       Capital Gains
    Class I                  $0.1785           $0.0477             $2.4796
    Class II                 $0.1218           $0.0477             $2.4796

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Mid Cap Value     Pioneer Mid Cap Value   Russell Mid cap
                VCT Portfolio,            VCT Portfolio,          Value Index
                Class I                   Class II
6/30/2005       $10,000                   $10,000                   $10,000
6/30/2006       $10,465                   $10,440                   $11,426
6/30/2007       $13,166                   $13,099                   $13,949
6/30/2008       $11,400                   $11,307                   $11,566
6/30/2009       $ 8,500                   $ 8,407                   $ 8,037
6/30/2010       $ 9,840                   $ 9,715                   $10,360
6/30/2011       $12,827                   $12,633                   $13,911
6/30/2012       $12,005                   $11,787                   $13,859
6/30/2013       $14,467                   $14,174                   $17,691
6/30/2014       $18,842                   $18,418                   $22,602
6/30/2015       $19,275                   $18,789                   $23,432

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                                  Russell Midcap
                           Class I              Class II             Value Index
--------------------------------------------------------------------------------
10 Years                     6.78%                 6.51%                   8.89%
5 Years                     14.39%                14.10%                  17.73%
1 Year                       2.30%                 2.02%                   3.67%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

Share Class                                         I                     II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/15              $1,000.00               $1,000.00
Ending Account Value on 6/30/15                $  989.80               $  988.50
Expenses Paid During Period*                   $    3.50               $    4.73

* Expenses are equal to the Fund's annualized expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

Share Class                                          I                    II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/15              $1,000.00               $1,000.00
Ending Account Value on 6/30/15                $1,021.27               $1,020.30
Expenses Paid During Period*                   $    3.56               $    4.81

* Expenses are equal to the Fund's annualized expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2015. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2015?

A: The Portfolio's Class I shares returned -1.02% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned -1.15%, while the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 0.41%. During the same period, the average return of the 126 variable portfolios in Lipper's Multi-Cap Core Underlying Funds category was 2.20%.

Q: How would you describe the investment environment for equities during the six-month period ended June 30, 2015?

A: The stock market was quite choppy during the six-month period. As measured by the Standard & Poor's 500 Index, which returned 1.23%, and the Portfolio's benchmark, the Russell Index, which returned 0.41%, stocks went up and down at frequent intervals, ending the period little changed. Throughout the period, investors, heeding signals from the Federal Reserve System (the Fed), were nervous about the prospect of higher interest rates. Oil, while recovering somewhat in price after the middle of March, remained much lower in price than it had been in the first half of 2014; opinions were mixed as to whether the decline was the consequence of greater production, particularly from shale fields in the United States, or was rather the result of slowing demand in a cooling global economy. In addition, daily stories of geopolitical issues ranging from the Middle East, Africa, the Ukraine, and the Korean peninsula reminded investors of the ever-present risks arising from international tension and instability. Greece and its debt problems also kept investors on edge about prospects for the euro region, and dramatically affected market performance in June, the final month of the semiannual period, when the majority of equity indices turned negative. Finally, the struggling economies of Brazil, Venezuela, and Argentina diminished investors' hopes for the emerging markets.

Q: The Portfolio underperformed the Russell Index during the six-month period ended June 30, 2015. Could you please discuss the most significant reasons for the benchmark-relative underperformance?

A: While the Portfolio's asset allocations, particularly an overweight to health care and an underweight to utilities, greatly benefited benchmark-relative returns, stock selection acted as a significant drag on results and ultimately led to the Portfolio's underperformance of the Russell Index over the period. With regard to stock selection, the worst-performing sectors for the Portfolio relative to the benchmark during the period were industrials, consumer discretionary, health care (despite the positive benefits of the overweight position), and materials.

     In the industrials sector, the largest single detractor from the Portfolio's benchmark-relative performance was a position in airline United Continental, which, along with other airline stocks, was hurt by market concerns over capacity additions throughout the industry as well as pricing weakness. In consumer discretionary, a position in education company DeVry was the biggest detractor from relative returns. DeVry experienced a slowdown in the

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     Brazilian and health care segments of its business, while the traditional DeVry University segment of the business continued to struggle. The Brazilian and health care segments of DeVry's business had been the drivers of the company's overall growth, and with the recent slowdowns - partly driven by a permanent reduction in education subsidies by the Brazilian government - we felt that the investment story on DeVry had changed enough to warrant a sale of the position. In health care, the Portfolio's stock selection results were hurt the most by not owning insurer Cigna, the shares of which rallied strongly on news of Anthem's proposed acquisition of the company.

Q: Which investment decisions or stock picks helped the Portfolio's performance during the six-month period ended June 30, 2015?

A: As noted earlier, being underweight the struggling utilities sector and overweight in the strong-performing health care sector helped benchmark-relative returns during the period. As for stock selection, despite the fact that stock picks in health care were among the weakest performers for the Portfolio in comparison with the Russell Index during the period, the two Portfolio positions that contributed the most to benchmark-relative returns came from that sector: Aetna and Omnicare. Both companies rallied strongly during the quarter ended June 30, 2015. Omnicare was subsequently acquired by CVS Health after the end of the six-month period and thus was eliminated from the Portfolio. Stock selection results in the information technology sector also contributed to Portfolio's benchmark-relative returns during the period, with shares of Broadcom leading the way. In financials, stock selection results relative to the Russell Index were boosted by the Portfolio's position in Cathay General Bancorp, whose recent earnings announcements have been very solid.

Q: Did the Portfolio invest in any derivatives during the six-month period ended June 30, 2015?

A:   No, the Portfolio held no derivatives during the period.

Q:   What is your outlook for the remainder of 2015?

A: At the beginning of the calendar year, we were cautiously optimistic that the equity markets in the U.S. could provide positive returns. The journey, so far, has not been without some bumps in the road. The strong U.S. dollar has affected the earnings growth rates of many domestic companies, and the overall decline in the price of oil since late last year will likely have an effect on energy company earnings (year over year). That said, we expect the weakness - in both the economy and corporate earnings - to be temporary, and feel that economic growth and earnings growth will eventually accelerate at a modest pace over the remainder of the year. Lower oil and other commodity prices can have a beneficial effect on consumer spending and should also benefit profit margins of companies that count energy-related expenses as significant input costs. Financial conditions generally improved in the second quarter of 2015 and inflationary pressures have remained contained. Overall, we retain our positive view of U.S. economic growth as well as corporate earnings growth.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

     Of course, there remain a number of factors that may lead to greater volatility in U.S. stock markets going forward. First, global monetary policies of central banks are diverging, with the Fed moving towards a "normalization" of policy, while central banks in much of the rest of the world have been increasing stimulus efforts. Additional factors that could increase market volatility include the debt issues facing Greece and Puerto Rico as well as other geopolitical risks, such as the ever-present turmoil in the Middle East.

     The Portfolio remains positioned for continued weakness in the energy and materials sectors, as we believe that the commodities cycle has run its course, setting up a potentially extended period of relative underperformance versus the other market sectors. Also, we continue to believe that the U.S. economy is healthy enough to handle a rise in interest rates. In that regard, we believe that the question of the Fed raising rates has become one of when and not if. Therefore, we have positioned the Portfolio accordingly, with underweights in sectors and sub-sectors that would be hurt by a rising-rate environment, like utilities and real estate investment trusts. Conversely, we have overweighted the Portfolio to companies in industries that might benefit from interest-rate hikes, such as banks and certain insurance companies. Elsewhere, we continue to overweight sectors that have been seeing strong operational trends, including health care and the housing sub-sector. In the information technology sector, we continue to look for company-specific factors that may drive stock-price appreciation.

     Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
              COMMON STOCKS - 99.4%
              Energy - 6.4%
              Oil & Gas Drilling - 1.0%
    55,433    Helmerich & Payne, Inc.                               $  3,903,592
                                                                    ------------
              Oil & Gas Equipment &
              Services - 1.0%
    72,511    Cameron International Corp.*                          $  3,797,401
                                                                    ------------
              Oil & Gas Exploration
              & Production - 4.4%
   121,689    Cabot Oil & Gas Corp.                                 $  3,838,071
    33,673    Cimarex Energy Co.                                       3,714,469
    51,504    Devon Energy Corp.                                       3,063,973
    37,484    EQT Corp.                                                3,048,949
   157,671    Memorial Resource
              Development Corp.*                                       2,991,019
                                                                    ------------
                                                                    $ 16,656,481
                                                                    ------------
              Total Energy                                          $ 24,357,474
                                                                    ------------
              Materials - 4.2%
              Commodity Chemicals - 1.0%
    70,448    Methanex Corp.                                        $  3,921,136
                                                                    ------------
              Metal & Glass Containers - 0.9%
   148,888    Owens-Illinois, Inc.*                                 $  3,415,491
                                                                    ------------
              Forest Products - 1.3%
   286,770    Louisiana-Pacific Corp.*                              $  4,883,693
                                                                    ------------
              Paper Products - 1.0%
    80,552    International Paper Co.                               $  3,833,470
                                                                    ------------
              Total Materials                                       $ 16,053,790
                                                                    ------------
              Capital Goods - 5.8%
              Aerospace & Defense - 0.8%
    26,630    Huntington Ingalls Industries, Inc.                   $  2,998,272
                                                                    ------------
              Building Products - 4.1%
   126,111    Fortune Brands Home & Security, Inc.                 $   5,778,406
   132,283    Owens Corning*                                           5,456,674
   163,044    USG Corp.*                                               4,530,993
                                                                    ------------
                                                                    $ 15,766,073
                                                                    ------------
              Electrical Components &
              Equipment - 0.9%
    46,389    Regal Beloit Corp.                                    $  3,367,378
                                                                    ------------
              Total Capital Goods                                   $ 22,131,723
                                                                    ------------
              Commercial Services &
              Supplies - 3.2%
              Office Services &
              Supplies - 0.8%
   153,752    Steelcase, Inc.                                       $  2,907,450
                                                                    ------------
              Human Resource &
              Employment Services - 2.4%
    63,553    ManpowerGroup, Inc.                                   $  5,680,367
                                                                    ------------
              Human Resource & Employment
              Services - (continued)
    28,899    Towers Watson & Co.                                   $  3,635,494
                                                                    ------------
                                                                    $  9,315,861
                                                                    ------------
              Total Commercial Services
              & Supplies                                            $ 12,223,311
                                                                    ------------
              Transportation - 3.1%
              Airlines - 1.9%
   136,615    United Continental Holdings, Inc.*                    $  7,241,959
                                                                    ------------
              Trucking - 1.2%
    52,443    Ryder System, Inc.                                    $  4,581,945
                                                                    ------------
              Total Transportation                                  $ 11,823,904
                                                                    ------------
              Automobiles &
              Components - 2.8%
              Auto Parts & Equipment - 1.2%
    78,668    Tenneco, Inc.*                                        $  4,518,690
                                                                    ------------
              Tires & Rubber - 1.6%
   207,989    The Goodyear Tire & Rubber Co.                        $  6,270,868
                                                                    ------------
              Total Automobiles &
              Components                                            $ 10,789,558
                                                                    ------------
              Consumer Durables &
              Apparel - 4.3%
              Homebuilding - 1.6%
   118,445    Lennar Corp.                                          $  6,045,433
                                                                    ------------
              Household Appliances - 1.2%
    27,266    Whirlpool Corp.                                       $  4,718,381
                                                                    ------------
              Housewares & Specialties - 1.5%
   112,905    Jarden Corp.*                                         $  5,842,834
                                                                    ------------
              Total Consumer Durables
              & Apparel                                             $ 16,606,648
                                                                    ------------
              Retailing - 5.4%
              Department Stores - 2.1%
    53,371    Kohl's Corp.                                          $  3,341,558
    71,467    Macy's, Inc.                                             4,821,878
                                                                    ------------
                                                                    $  8,163,436
                                                                    ------------
              Apparel Retail - 1.1%
    85,444    Ross Stores, Inc.                                     $  4,153,433
                                                                    ------------
              Specialty Stores - 2.2%
   450,525    Office Depot, Inc.*                                   $  3,901,546
   140,389    Sally Beauty Holdings, Inc.*                             4,433,485
                                                                    ------------
                                                                    $  8,335,031
                                                                    ------------
              Total Retailing                                       $ 20,651,900
                                                                    ------------
              Food, Beverage & Tobacco - 2.3%
              Agricultural Products - 1.3%
    63,318    Ingredion, Inc.                                       $  5,053,410
                                                                    ------------
              Packaged Foods & Meats - 1.0%
    35,203    The JM Smucker Co.                                    $  3,816,357
                                                                    ------------
              Total Food, Beverage & Tobacco                        $  8,869,767
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Health Care Equipment &
              Services - 6.7%
              Health Care Equipment - 3.0%
   375,905    Boston Scientific Corp.*                              $  6,653,518
    45,040    Zimmer Biomet Holdings, Inc.                             4,919,719
                                                                    ------------
                                                                    $ 11,573,237
                                                                    ------------
              Health Care Distributors - 0.6%
    27,115    Cardinal Health, Inc.                                 $  2,268,170
                                                                    ------------
              Health Care Services - 1.3%
    66,095    Quest Diagnostics, Inc.                               $ 4,793,209
                                                                    ------------
              Managed Health Care - 1.8%
    24,676    Aetna, Inc.                                           $  3,145,203
    19,213    Humana, Inc.                                             3,675,063
                                                                    ------------
                                                                    $ 6,820,266
                                                                    ------------
              Total Health Care Equipment
              & Services                                            $ 25,454,882
                                                                    ------------
              Pharmaceuticals, Biotechnology
              & Life Sciences - 3.9%
              Pharmaceuticals - 3.9%
    54,007    Endo International Plc                                $  4,301,658
    27,021    Jazz Pharmaceuticals Plc*                                4,757,587
    51,284    Mallinckrodt Plc*                                        6,037,152
                                                                    ------------
                                                                    $ 15,096,397
                                                                    ------------
              Total Pharmaceuticals,
              Biotechnology & Life Sciences                         $ 15,096,397
                                                                    ------------
              Banks - 8.2%
              Regional Banks - 8.2%
   197,104    Cathay General Bancorp                                $  6,396,025
   405,755    First Horizon National Corp.                             6,358,181
   510,199    Huntington Bancshares, Inc./OH                           5,770,351
   397,895    KeyCorp                                                  5,976,383
   668,234    Regions Financial Corp.                                  6,922,904
                                                                    ------------
                                                                    $ 31,423,844
                                                                    ------------
              Total Banks                                           $ 31,423,844
                                                                    ------------
              Diversified Financials - 7.7%
              Other Diversified Financial
              Services - 1.7%
   142,820    Voya Financial, Inc.                                  $  6,636,845
                                                                    ------------
              Specialized Finance - 2.5%
    15,508    Intercontinental Exchange, Inc.                       $  3,467,744
   122,026    The NASDAQ OMX Group, Inc.                               5,956,089
                                                                    ------------
                                                                    $  9,423,833
                                                                    ------------
              Consumer Finance - 0.6%
   135,145    Navient Corp.                                         $  2,460,990
                                                                    ------------
              Asset Management &
              Custody Banks - 1.0%
    31,148    Ameriprise Financial, Inc.                            $  3,891,320
                                                                    ------------
              Investment Banking &
              Brokerage - 1.9%
    87,729    Lazard, Ltd.                                          $  4,933,879
    37,061    Stifel Financial Corp.*                                  2,139,902
                                                                    ------------
                                                                    $  7,073,781
                                                                    ------------
              Total Diversified Financials                          $ 29,486,769
                                                                    ------------
              Insurance - 9.1%
              Life & Health Insurance - 3.4%
   106,264    Lincoln National Corp.                                $  6,292,954
   187,068    Unum Group                                               6,687,681
                                                                    ------------
                                                                    $ 12,980,635
                                                                    ------------
              Multi-line Insurance - 1.6%
   150,519    The Hartford Financial Services
              Group, Inc.                                           $  6,257,075
                                                                    ------------
              Property & Casualty
              Insurance - 2.6%
    67,531    The Hanover Insurance Group, Inc.                     $  4,999,320
   132,438    XL Group Plc                                             4,926,694
                                                                    ------------
                                                                    $  9,926,014
                                                                    ------------
              Reinsurance - 1.5%
    58,366    Reinsurance Group of America, Inc.                    $  5,537,182
                                                                    ------------
              Total Insurance                                       $ 34,700,906
                                                                    ------------
              Real Estate - 6.2%
              Diversified REIT - 1.0%
   216,148    Duke Realty Corp.                                     $  4,013,868
                                                                    ------------
              Hotel & Resort REIT - 1.0%
    84,802    Pebblebrook Hotel Trust                               $  3,636,310
                                                                    ------------
              Retail REIT - 0.9%
   137,977    General Growth Properties, Inc.                       $  3,540,490
                                                                    ------------
              Specialized REIT - 1.8%
   105,511    Corrections Corp of America                           $  3,490,304
    97,366    The GEO Group, Inc.                                      3,326,023
                                                                    ------------
                                                                    $  6,816,327
                                                                    ------------
              Real Estate Services - 1.5%
    34,392    Jones Lang LaSalle, Inc.                              $  5,881,032
                                                                    ------------
              Total Real Estate                                     $ 23,888,027
                                                                    ------------
              Software & Services - 4.9%
              IT Consulting & Other
              Services - 1.5%
   102,217    Amdocs, Ltd.                                          $  5,580,026
                                                                    ------------
              Data Processing & Outsourced
              Services - 2.4%
    80,665    Fidelity National Information
              Services, Inc.                                        $  4,985,097
   104,089    Total System Services, Inc.                              4,347,798
                                                                    ------------
                                                                    $  9,332,895
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Application Software - 1.0%
   218,166    Nuance Communications, Inc.*                          $  3,820,087
                                                                    ------------
              Total Software & Services                             $ 18,733,008
                                                                    ------------
              Technology Hardware &
              Equipment - 2.7%
              Communications
              Equipment - 1.7%
   173,963    Ciena Corp.*                                          $  4,119,444
   204,022    Polycom, Inc.*                                           2,334,012
                                                                    ------------
                                                                    $  6,453,456
                                                                    ------------
              Electronic Manufacturing
              Services - 1.0%
    45,692    IPG Photonics Corp.                                   $  3,891,816
                                                                    ------------
              Total Technology Hardware &
              Equipment                                             $ 10,345,272
                                                                    ------------
              Semiconductors &
              Semiconductor Equipment - 7.8%
              Semiconductor Equipment - 1.8%
   202,197    Entegris, Inc.*                                       $  2,946,010
   129,634    SunEdison, Inc.*                                         3,877,353
                                                                    ------------
                                                                    $  6,823,363
                                                                    ------------
              Semiconductors - 6.0%
    92,705    Broadcom Corp.                                        $  4,773,380
   277,675    Marvell Technology Group, Ltd.                           3,661,145
   136,341    Microsemi Corp.*                                         4,765,118
   242,131    NVIDIA Corp.                                             4,869,254
   434,033    ON Semiconductor Corp.*                                  5,073,846
                                                                    ------------
                                                                    $ 23,142,743
                                                                    ------------
              Total Semiconductors &
              Semiconductor Equipment                               $ 29,966,106
                                                                    ------------
              Utilities - 4.7%
              Electric Utilities - 3.7%
    68,536    Edison International                                  $  3,809,231
    78,991    Eversource Energy                                        3,586,981
    58,977    Pinnacle West Capital Corp.                              3,355,202
   104,413    Westar Energy, Inc.                                      3,573,013
                                                                    ------------
                                                                    $ 14,324,427
                                                                    ------------
              Multi-Utilities - 1.0%
    94,257    Public Service Enterprise Group, Inc.                 $  3,702,415
                                                                    ------------
              Total Utilities                                       $ 18,026,842
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $327,641,031)                                   $380,630,128
                                                                    ------------
              TOTAL INVESTMENT IN
              SECURITIES - 99.4%
              (Cost $327,641,031) (a)                               $380,630,128
                                                                    ------------
              OTHER ASSETS &
              LIABILITIES - 0.6%                                    $  2,196,431
                                                                    ------------
              TOTAL NET ASSETS - 100.0%                             $382,826,559
                                                                    ------------

*    Non-income producing security.

REIT Real Estate Investment Trust.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $327,773,551 was as follows:

                Aggregate gross unrealized appreciation for all investments
                  in which there is an excess of value over tax cost            $ 56,889,315

                Aggregate gross unrealized depreciation for all investments
                  in which there is an excess of tax cost over value              (4,032,738)
                                                                                ------------

                Net unrealized appreciation                                     $ 52,856,577
                                                                                ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $196,299,883 and $216,350,774, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:

                             Level 1      Level 2         Level 3      Total
Common Stocks             $380,630,128    $     --        $    --   $380,630,128
                          ------------    --------        -------   ------------
        Total             $380,630,128    $     --        $    --   $380,630,128
                          ============    ========        =======   ============

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                Ended       Year        Year       Year        Year        Year
                                                               6/30/15      Ended       Ended      Ended       Ended       Ended
                                                             (unaudited)   12/31/14    12/31/13   12/31/12    12/31/11    12/31/10
Class I
Net asset value, beginning of period                         $ 22.79       $ 22.96      $ 17.42   $ 15.85      $ 16.93    $  14.48
                                                             -------       -------      -------   -------      -------    --------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10       $  0.21      $  0.24   $  0.24      $  0.23    $   0.18
   Net realized and unrealized gain (loss) on investments      (0.27)         3.11         5.49      1.50        (1.17)       2.43
                                                             -------       -------      -------   -------      -------    --------
     Net increase (decrease) from investment operations      $ (0.17)      $  3.32      $  5.73   $  1.74      $ (0.94)   $   2.61
                                                             -------       -------      -------   -------      -------    --------
Distribution to shareowners:
   Net investment income                                     $ (0.18)      $ (0.22)     $ (0.19)  $ (0.17)     $ (0.14)   $  (0.16)
   Net realized gain                                           (2.53)        (3.27)          --        --           --          --
                                                             -------       -------      -------   -------      -------    --------
Total distributions                                          $ (2.71)      $ (3.49)     $ (0.19)  $ (0.17)     $ (0.14)   $  (0.16)
                                                             -------       -------      -------   -------      -------    --------
Net increase (decrease) in net asset value                   $ (2.88)      $ (0.17)     $  5.54   $  1.57      $ (1.08)   $   2.45
                                                             -------       -------      -------   -------      -------    --------
Net asset value, end of period                               $ 19.91       $ 22.79      $ 22.96   $ 17.42      $ 15.85    $  16.93
                                                             =======       =======      =======   =======      =======    ========
Total return*                                                  (1.02)%       15.09%       33.10%    11.11%(a)    (5.64)%     18.22%
Ratio of net expenses to average net assets                     0.71%**       0.71%(b)     0.71%     0.72%        0.72%       0.74%
Ratio of net investment income (loss) to average net assets     0.85%**       0.87%        1.04%     1.17%        1.23%       1.02%
Portfolio turnover rate                                          100%**         62%          99%      103%          88%         99%
Net assets, end of period (in thousands)                     $80,025       $88,618      $90,706   $81,886      $92,100    $116,729

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

(b)  Includes interest expense of 0.00%+.

+    Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended      Year          Year       Year          Year        Year
                                                             6/30/15     Ended         Ended      Ended         Ended       Ended
                                                          (unaudited)   12/31/14      12/31/13   12/31/12      12/31/11    12/31/10
Class II
Net asset value, beginning of period                       $  22.59     $  22.79      $  17.30   $  15.75      $  16.83    $  14.41
                                                           --------     --------      --------   --------      --------    --------
Increase (decrease) from investment operations:
    Net investment income (loss)                           $   0.06     $   0.15      $   0.18   $   0.14      $   0.14    $   0.09
    Net realized and unrealized gain (loss) on investments    (0.26)        3.08          5.46       1.55         (1.11)       2.46
                                                           --------     --------      --------   --------      --------    --------
      Net increase (decrease) from investment operations   $  (0.20)    $   3.23      $   5.64   $   1.69      $  (0.97)   $   2.55
                                                           --------     --------      --------   --------      --------    --------
Distribution to shareowners:
   Net investment income                                   $  (0.12)    $  (0.16)     $  (0.15)  $  (0.14)     $  (0.11)   $  (0.13)
   Net realized gain                                          (2.53)       (3.27)           --         --            --          --
                                                           --------     --------      --------   --------      --------    --------
Total distributions                                        $  (2.65)    $  (3.43)     $  (0.15)  $  (0.14)     $  (0.11)   $  (0.13)
                                                           --------     --------      --------   --------      --------    --------
Net increase (decrease) in net asset value                 $  (2.85)    $  (0.20)     $   5.49   $   1.55      $  (1.08)   $   2.42
                                                           --------     --------      --------   --------      --------    --------
Net asset value, end of period                             $  19.74     $  22.59      $  22.79   $  17.30      $  15.75    $  16.83
                                                           ========     ========      ========   ========      ========    ========
Total return*                                                 (1.15)%      14.80%        32.75%     10.83%(a)     (5.84)%     17.89%
Ratio of net expenses to average net assets                    0.96%**      0.96%(b)      0.96%      0.97%         0.97%       0.99%
Ratio of net investment income (loss) to average
   net assets                                                  0.61%**      0.62%         0.79%      0.94%         1.03%       0.79%
Portfolio turnover rate                                         100%**        62%           99%       103%           88%         99%
Net assets, end of period (in thousands)                   $302,802     $318,225      $306,189   $259,448      $207,057    $179,212

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

(b)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $327,641,031)                     $ 380,630,128
  Cash                                                                 3,202,757
  Receivables --
     Investment securities sold                                        2,653,173
     Portfolio shares sold                                                22,691
     Dividends                                                           428,575
     Prepaid expenses                                                        633
                                                                   -------------
         Total assets                                              $ 386,937,957
                                                                   -------------
LIABILITIES:
   Payables --
      Investment securities purchased                              $   3,781,450
      Portfolio shares repurchased                                       260,494
   Trustee fees                                                              101
   Due to affiliates                                                      39,048
   Accrued expenses                                                       30,305
                                                                   -------------
          Total liabilities                                        $   4,111,398
                                                                   -------------
NET ASSETS:
  Paid-in capital                                                  $ 305,535,106
  Undistributed net investment income                                  1,616,277
  Accumulated net realized gain on investments                        22,686,079
  Net unrealized appreciation on investments                          52,989,097
                                                                   -------------
        Total net assets                                           $ 382,826,559
                                                                   =============
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
   Class I (based on $80,024,580/4,020,218 shares)                 $       19.91
                                                                   =============
   Class II (based on $302,801,979/15,342,236 shares)              $       19.74
                                                                   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,178)              $   3,078,844
  Interest                                                                   147
                                                                   -------------
        Total investment income                                                     $   3,078,991
                                                                                    -------------

EXPENSES:
  Management fees                                                  $   1,278,111
  Transfer agent fees and expenses
     Class I                                                                 744
     Class II                                                                744
  Distribution fees
     Class II                                                            386,872
  Administrative reimbursements                                           58,748
  Custodian fees                                                          12,600
  Professional fees                                                       24,516
  Printing expense                                                         2,155
  Fees and expenses of nonaffiliated trustees                              8,383
  Miscellaneous                                                            4,291
                                                                   -------------
     Total operating expenses                                                       $   1,777,164
                                                                                    -------------
         Net investment income                                                      $   1,301,827
                                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                  $  23,136,069
                                                                                    -------------
  Change in net unrealized depreciation on investments                              $ (28,822,831)
                                                                                    -------------
  Net loss on investments                                                           $  (5,686,762)
                                                                                    -------------
  Net decrease in net assets resulting from operations                              $  (4,384,935)
                                                                                    -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months
                                                                            Ended
                                                                           6/30/15       Year Ended
                                                                         (unaudited)     12/31/14
FROM OPERATIONS:
Net investment income                                                  $   1,301,827   $   2,715,317
Net realized gain on investments                                          23,136,069      43,346,745
Change in net unrealized appreciation (depreciation) on investments      (28,822,831)      9,141,638
                                                                       -------------   -------------
      Net increase (decrease) in net assets resulting from operations  $  (4,384,935)  $  55,203,700
                                                                       -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.18 and $0.22 per share, respectively)                $    (636,054)  $    (791,747)
      Class II ($0.12 and $0.16 per share, respectively)                  (1,658,859)     11,106,858
Net realized gains
      Class I ($2.53 and $3.27 per share, respectively)                   (9,005,596)    (12,023,438)
      Class II ($2.53 and $3.27 per share, respectively)                 (34,420,632)    (41,525,363)
                                                                       -------------   -------------
          Total distributions to shareowners                           $ (45,721,141)  $ (56,363,106)
                                                                       -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  10,643,837   $  16,630,975
Reinvestment of distributions                                             45,721,141      56,363,106
Cost of shares repurchased                                               (30,274,991)    (61,887,021)
                                                                       -------------   -------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                  $  26,089,987   $  11,107,060
                                                                       -------------   -------------
      Net increase (decrease) in net assets                            $ (24,016,089)  $   9,947,654
NET ASSETS:
Beginning of period                                                    $ 406,842,648   $ 396,894,994
                                                                       -------------   -------------
End of year                                                            $ 382,826,559   $ 406,842,648
                                                                       =============   =============
Undistributed net investment income                                    $   1,616,277   $   2,609,363
                                                                       =============   =============

                                   '15 Shares     '15 Amount
                                   (unaudited)    (unaudited)       '14 Shares     '14 Amount
CLASS I
Shares sold                            83,551     $  2,008,858         277,178     $  6,295,905
Reinvestment of distributions         473,791        9,641,650         587,045       12,815,185
Less shares repurchased              (426,168)      (9,649,537)       (925,418)     (20,841,632)
                                    ---------     ------------     -----------     ------------
       Net decrease                   131,174     $  2,000,971         (61,195)    $ (1,730,542)
                                    =========     ============     ===========     ============
CLASS II
Shares sold                           384,836     $  8,634,979         454,768     $ 10,335,070
Reinvestment of distributions       1,787,884       36,079,491       2,010,523       43,547,921
Less shares repurchased              (919,230)     (20,625,454)     (1,810,753)     (41,045,389)
                                    ---------     ------------     -----------     ------------
       Net increase                 1,253,490     $ 24,089,016         654,538     $ 12,837,602
                                    =========     ============     ===========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such Funds' asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                             $    12,273,254
     Long-term capital gain                                           44,089,852
                                                                 ---------------
       Total distributions                                       $    56,363,106
                                                                 ===============
     Distributable Earnings
     (Accumulated Losses):
     Undistributed ordinary income                               $     3,113,178
     Undistributed long-term gain                                     42,604,943
     Unrealized appreciation                                          81,679,408
                                                                 ---------------
       Total                                                     $   127,397,529
                                                                 ===============

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to Real Estate Investment Trust (REIT), and partnerships and other holdings.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Portfolio had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,703 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,913 in transfer agent fees payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,432 in distribution fees payable to PFD at June 30, 2015.

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer   Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial Officer
Christopher J. Kelley, Secretary and Chief Legal
Officer                                                Trustees
                                                       Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
Investment Adviser and Administrator                   Kenneth J. Taubes
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19609-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       12

  Notes to Financial Statements                                              17

  Trustees, Officers and Service Providers                                   21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         89.1%
International Common Stocks                                                 6.3%
Depositary Receipts for International Stocks                                4.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 17.8%
Consumer Staples                                                           16.8%
Health Care                                                                12.9%
Materials                                                                  11.8%
Utilities                                                                   9.3%
Consumer Discretionary                                                      9.0%
Industrials                                                                 8.9%
Information Technology                                                      7.7%
Energy                                                                      4.0%
Telecommunication Services                                                  1.8%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
  1. The Valspar Corp.                                                     3.96%
--------------------------------------------------------------------------------
  2. Kraft Foods Group, Inc.                                               2.78
--------------------------------------------------------------------------------
  3. Cedar Fair LP                                                         2.23
--------------------------------------------------------------------------------
  4. Becton Dickinson and Co.                                              2.22
--------------------------------------------------------------------------------
  5. The Chubb Corp.                                                       2.15
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/15         12/31/14
   Class I                                            $28.23           $29.70
   Class II                                           $28.39           $29.87

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/15 - 6/30/15)                  Income        Capital Gains    Capital Gains
   Class I                          $0.3000       $-               $1.0726
   Class II                         $0.2700       $-               $1.0726

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Equity Income VCT    Pioneer Equity Income VCT       Russell 1000
               Portfolio, Class I           Portfolio, Class II             Value Index
6/30/2005      $10,000                      $10,000                         $10,000
6/30/2006      $11,262                      $11,233                         $11,210
6/30/2007      $13,720                      $13,645                         $13,661
6/30/2008      $11,852                      $11,758                         $11,096
6/30/2009      $ 8,445                      $ 8,358                         $ 7,875
6/30/2010      $ 9,983                      $ 9,853                         $ 9,207
6/30/2011      $13,230                      $13,025                         $11,872
6/30/2012      $13,530                      $13,283                         $12,228
6/30/2013      $16,226                      $15,891                         $15,325
6/30/2014      $19,901                      $19,443                         $18,974
6/30/2015      $20,699                      $20,172                         $19,758

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                                   Russell 1000
                                       Class I        Class II     Value Index
--------------------------------------------------------------------------------
10 Years                                7.55%          7.27%             7.05%
5 Years                                15.70%         15.41%            16.50%
1 Year                                  4.01%          3.75%             4.13%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

          Share Class                                   I                 II
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15         $1,000.00          $1,000,00
          Ending Account Value on 6/30/15           $  995.90          $  994.50
          Expenses Paid During Period*              $    3.51          $    4.75

* Expenses are equal to the Fund's annualized expense ratio of 0.71% and 0.96% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

          Share Class                                   I                 II
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15         $1,000.00          $1,000.00
          Ending Account Value on 6/30/15           $1,021.27          $1,020.30
          Expenses Paid During Period*              $    3.56          $    4.81

* Expenses are equal to the Fund's annualized expense ratio of 0.71% and 0.96% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and a portfolio manager at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2015, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income VCT Portfolio.

Q: How would you describe the market for equities during the six-month period ended June 30, 2015, particularly for the types of equities deemed appropriate for the Portfolio?

A: The stock market was quite choppy during the six-month period. As measured by the Standard & Poor's 500 Index, which returned 1.23%, and the Portfolio's benchmark, the Russell 1000 Value Index, which returned -0.61%, stocks went up and down at frequent intervals, ending the period little changed. Throughout the period, investors, heeding signals from the Federal Reserve System (the Fed), were nervous about the prospect of higher interest rates. Oil, while recovering somewhat in price after the middle of March, remained much lower in price than it had been in the first half of 2014; opinions were mixed as to whether the decline was the consequence of greater production, particularly from shale fields in the United States, or was rather the result of slowing demand in a cooling global economy. Then, too, daily stories of geopolitical issues ranging from the Middle East, Africa, the Ukraine, and the Korean peninsula reminded investors of the ever-present and largely imponderable risks arising from international tension and instability. Greece and its financial woes also kept investors on edge about prospects for the euro region; and Brazil, Venezuela, and Argentina and their faltering economies diminished investors' hopes for the emerging markets.

    For value-oriented, dividend-paying stocks*, which are the focus of Pioneer Equity Income VCT Portfolio, the period saw a waxing and waning of investor interest. In particular, the ever-present potential for the Fed to raise interest rates made investors skittish about cyclical stocks as well as utilities. During the six-month period, the Russell 1000 Growth Index, with a total return of 3.96%, significantly outperformed the Russell 1000 Value Index, which returned -0.61%. In a world economy that was sending mixed signals about the sustainability of earnings growth, investors favored companies appearing able to achieve earnings growth, regardless. Hence, stocks in the biotechnology and information-technology industries, in particular, attracted attention, and some with particular promise did especially well over the period. Nonetheless, certain stocks in other industries also performed positively when investors perceived their prices to be supported by stable earnings and dividends.

* Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: How did the Portfolio perform in that environment during the six-month period ended June 30, 2015?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned -0.41% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned -0.55%. During the same period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned -0.61%, and the average return of the 71 variable portfolios in Lipper's Equity Income Underlying Funds category was -0.75%.

Q: The Portfolio outperformed the Russell Index during the six-month period ended June 30, 2015. Could you please discuss the most significant reasons for the Portfolio's benchmark-relative outperformance?

A: The Portfolio's positive benchmark-relative performance resulted from successful stock selection results, while sector weightings had a mildly negative effect on relative returns. Energy was the worst-performing sector in the Russell Index during the period, and the Portfolio was both quite underweight the sector as well as invested in energy stocks that performed better than the sector average. The Portfolio's underweights to ExxonMobil and Chevron, in particular, contributed to benchmark-relative performance during the period.

    The drop in the price of oil, so hurtful to results in the energy sector, was helpful to results in consumer discretionary, as investors figured that consumers would spend their savings at the gas pump on everything from clothes to entertainment to household appliances. The Portfolio was overweight consumer discretionary. A position in Cedar Fair was a big winner for the Portfolio in the sector. Also benefiting the Portfolio's performance was a premium acquisition offer made for Kraft Foods, a company in the consumer staples sector. Meanwhile, in information technology, timely sales of the Portfolio's shares of underperformers Intel and Hewlett-Packard contributed positively to benchmark-relative returns.

    On the negative side, the Portfolio's overweight to the underperforming utilities sector detracted from benchmark-relative performance, as did stock selections in financials, industrials, and health care. A position in Canadian Imperial Bank of Commerce, which was dragged down by concerns that the energy slump would restrain economic growth in natural-resources-heavy Canada, was a notable underperformer for the Portfolio in financials. During the period, we sold the entire position. In industrials, the portfolio's holdings of Gorman-Rupp, MSA Safety, and Canadian National Railway all declined in share price. And in health care, the Portfolio's underweights to strong performers UnitedHealth Group and Cigna were the main causes of underperformance in the sector.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

Q: Could you highlight some of the changes you made to the Portfolio during the six-month period ended June 30, 2015?

A: The Portfolio added 16 positions and eliminated 14 during the six-month period. In financials, we added American Express, Citizens Financial, JPMorgan Chase, Progressive and KeyCorp, while eliminating PNC Financial Services, Prudential Financial, and the aforementioned Canadian Imperial Bank of Commerce. In the cases of American Express and Citizens Financial, in particular, but also JPMorgan Chase and Progressive, we saw prospects for improvement from the companies' current earnings levels. With respect to purchases of Broadcom in information technology, BHP Billiton in materials, and Raytheon in industrials, we similarly estimated earnings potential ahead of what the companies' share prices appeared to reflect.

    Positions eliminated from the Portfolio during the period included stocks we thought had reached reasonable value, for example PNC Financial Services and Hewlett-Packard; shares of other companies where we felt prospects had become less certain, such as Coca-Cola Enterprises, CSX, and Macy's; and, finally, stocks we just thought had less-compelling prospects than names we wished to purchase.

Q: Did the Portfolio hold any derivatives during the six-month period ended June 30, 2015?

A:  No. The Portfolio had no investments in derivatives during the period.

Q: The Portfolio typically places an emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the six-month period ended June 30, 2015?

A: On the whole, dividend-paying stocks continue to find investors in a low-interest-rate environment. However, the Fed has indicated its intent to raise interest rates, and that has made investors more cautious about stocks that derive a major part of their attractiveness from the dividends they pay rather than high earnings growth. Utilities and REITs (real estate investment trusts) have come under occasional pressure when investors have felt interest-rate increases might be coming sooner rather than later. The fact is, though, that as we write this letter, the Fed has still not acted, and commentators are quite mixed in their views as to when exactly the Fed will act. We would note that most estimates are for rather modest increases in interest rates if and when they do come. Our own view is that dividends on many stocks, and the potential growth in dividends, may permit dividend-paying stocks to continue competing with other asset classes in a moderately-rising interest-rate environment.

Q: What is your outlook for the equity markets as we enter the second half of 2015?

A: The stock market often sees rotation between sectors and industries with different valuation and earnings characteristics. While growth stocks did better than value stocks during the six-month period ended June 30, 2015, there have been many other periods in the history of the U.S. stock market when value has done better than growth. So-called macroeconomic factors, such as currency exchange rates, commodities prices, inventory levels,

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    capacity utilization, employment figures, and interest rates, can push corporate results around and affect the behavior of equity investors. There can also be reactions among investors to news of political upheavals, war, and natural disasters.

    Most important to watch, we have always thought, is the level of earnings companies are able to achieve. Right now, we are cautious on the outlook for earnings, primarily because consumer spending - the most important contributor to the U.S. economy, - has not been as strong as might have been expected with the lower gasoline prices. We also note many economic issues in foreign economies and those issues' adverse effects on earnings of the U.S. multinational companies. At the same time, equity valuations, as measured by price-to-earnings multiples, are somewhat above their long-term averages, suggesting that many stocks are at least fairly valued, if not expensive.

    While we are, then, cautious for the near term, we think, as always, that a longer-term expectation can still be quite positive. We meet almost every day with the managements of companies whose stocks we hold in one or another of our portfolios here at Pioneer, and we hear many of them describing exciting business opportunities. The key of course is to buy shares with the potential for total return over time, and our task is to do careful analysis of the expectations built into the prices of shares. Our objective is to manage the Portfolio in a way that takes into account both risks and opportunities.

    Thank you for your support.

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                                  Value
             COMMON STOCKS - 98.8%
             Energy - 4.0%
             Oil & Gas Equipment &
             Services - 0.2%
   25,535    Frank's International NV*                            $      481,079
                                                                  --------------
             Integrated Oil & Gas - 1.6%
   56,081    Occidental Petroleum Corp.                           $    4,361,419
                                                                  --------------
             Oil & Gas Exploration &
             Production - 0.3%
   25,978    Marathon Oil Corp.                                   $      689,456
                                                                  --------------
             Oil & Gas Refining &
             Marketing - 1.5%
   74,670    Marathon Petroleum Corp.*                            $    3,905,988
                                                                  --------------
             Oil & Gas Storage &
             Transportation - 0.4%
   26,261    Kinder Morgan, Inc./DE                               $    1,008,160
                                                                  --------------
             Total Energy                                         $   10,446,102
                                                                  --------------
             Materials - 11.7%
             Diversified Chemicals - 2.0%
   34,520    EI du Pont de Nemours & Co.                          $    2,207,554
   62,654    The Dow Chemical Co.                                      3,206,005
                                                                  --------------
                                                                  $    5,413,559
                                                                  --------------
             Fertilizers & Agricultural
             Chemicals - 1.1%
   35,693    Syngenta AG (A.D.R.)                                 $    2,912,906
                                                                  --------------
             Specialty Chemicals - 5.1%
      831    Givaudan SA                                          $    1,437,876
   33,423    Johnson Matthey Plc                                       1,597,311
  125,516    The Valspar Corp.                                        10,269,722
                                                                  --------------
                                                                  $   13,304,909
                                                                  --------------
             Paper Packaging - 1.5%
   42,876    MeadWestvaco Corp.                                   $    2,023,318
   43,759    Sonoco Products Co.                                       1,875,511
                                                                  --------------
                                                                  $    3,898,829
                                                                  --------------
             Diversified Metals &
             Mining - 2.0%
   34,735    BHP Billiton, Ltd. (A.D.R.)                          $    1,414,062
   44,500    Compass Minerals International, Inc.                      3,655,230
   13,894    South32, Ltd. (A.D.R.)                                       93,229
                                                                  --------------
                                                                  $    5,162,521
                                                                  --------------
             Total Materials                                      $   30,692,724
                                                                  --------------
             Capital Goods - 6.2%
             Aerospace & Defense - 1.1%
    3,742    Raytheon Co.                                         $      358,035
   24,041    United Technologies Corp.                                 2,666,868
                                                                  --------------
                                                                  $    3,024,903
                                                                  --------------
             Electrical Components &
             Equipment - 0.7%
   25,671    Eaton Corp. Plc                                      $    1,732,536
                                                                  --------------
             Industrial Conglomerates - 1.9%
  186,982    General Electric Co.                                 $    4,968,112
                                                                  --------------
             Construction & Farm Machinery
             & Heavy Trucks - 0.5%
   19,263    PACCAR, Inc.                                         $    1,229,172
                                                                  --------------
             Industrial Machinery - 1.0%
   95,518    The Gorman-Rupp Co.                                  $    2,682,145
                                                                  --------------
             Trading Companies &
             Distributors - 1.0%
   35,969    Rexel SA                                             $      579,639
   31,763    Wolseley Plc                                              2,030,134
                                                                  --------------
                                                                  $    2,609,773
                                                                  --------------
             Total Capital Goods                                  $   16,246,641
                                                                  --------------
             Commercial Services &
             Supplies - 2.4%
             Office Services &
             Supplies - 0.6%
   32,455    MSA Safety, Inc.                                     $    1,574,392
                                                                  --------------
             Diversified Support
             Services - 1.4%
   51,224    G&K Services, Inc.                                   $    3,541,627
                                                                  --------------
             Human Resource & Employment
             Services - 0.4%
   16,403    Randstad Holding NV                                  $    1,067,754
                                                                  --------------
             Total Commercial Services
             & Supplies                                           $    6,183,773
                                                                  --------------
             Transportation - 0.3%
             Railroads - 0.3%
   13,402    Canadian National Railway Co.                        $      773,966
                                                                  --------------
             Total Transportation                                 $      773,966
                                                                  --------------
             Consumer Durables &
             Apparel - 1.7%
             Household Appliances - 1.7%
   65,768    Electrolux AB                                        $    2,060,119
   13,491    Whirlpool Corp.                                           2,334,618
                                                                  --------------
                                                                  $    4,394,737
                                                                  --------------
             Total Consumer Durables
             & Apparel                                            $    4,394,737
                                                                  --------------
             Consumer Services - 3.2%
             Hotels, Resorts & Cruise
             Lines - 1.0%
   50,586    InterContinental Hotels Group Plc                    $    2,041,942
   11,775    InterContinental Hotels Group
             Plc (A.D.R.)                                                476,416
                                                                  --------------
                                                                  $    2,518,358
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

   Shares                                                                  Value
             Leisure Facilities - 2.2%
  106,251    Cedar Fair LP                                        $    5,789,617
                                                                  --------------
             Total Consumer Services                              $    8,307,975
                                                                  --------------
             Media - 2.8%
             Broadcasting - 0.9%
   44,419    CBS Corp. (Class B)                                  $    2,465,254
                                                                  --------------
             Cable & Satellite - 0.4%
   43,027    Cablevision Systems Corp.                            $    1,030,066
                                                                  --------------
             Movies & Entertainment - 0.7%
   84,614    Regal Entertainment Group                            $    1,769,279
                                                                  --------------
             Publishing - 0.8%
   15,281    John Wiley & Sons, Inc. (Class A)                    $      830,828
   24,684    Meredith Corp.                                            1,287,271
                                                                  --------------
                                                                  $    2,118,099
                                                                  --------------
             Total Media                                          $    7,382,698
                                                                  --------------
             Retailing - 1.3%
             Department Stores - 0.8%
   27,385    Nordstrom, Inc.                                      $    2,040,182
                                                                  --------------
             Apparel Retail - 0.5%
   19,163    Foot Locker, Inc.                                    $    1,284,113
                                                                  --------------
             Total Retailing                                      $    3,324,295
                                                                  --------------
             Food, Beverage &
             Tobacco - 15.0%
             Soft Drinks - 2.6%
   62,041    Dr. Pepper Snapple Group, Inc.                       $    4,522,789
   55,002    The Coca-Cola Co.                                         2,157,728
                                                                  --------------
                                                                  $    6,680,517
                                                                  --------------
             Packaged Foods &
             Meats - 12.4%
   95,316    Campbell Soup Co.                                    $    4,541,807
   23,999    General Mills, Inc.                                       1,337,224
   13,351    John B Sanfilippo & Son, Inc.                               692,917
   52,856    Kellogg Co.                                               3,314,071
   84,640    Kraft Foods Group, Inc.*                                  7,206,250
   17,620    McCormick & Co., Inc.                                     1,426,339
   18,869    Mead Johnson Nutrition Co.                                1,702,361
  133,827    Mondelez International, Inc.                              5,505,643
   87,762    Pinnacle Foods, Inc.                                      3,996,681
   33,309    The Hershey Co.                                           2,958,838
                                                                  --------------
                                                                  $   32,682,131
                                                                  --------------
             Total Food, Beverage
             & Tobacco                                            $   39,362,648
                                                                  --------------
             Household & Personal
             Products - 1.7%
             Household Products - 1.7%
   19,888    Colgate-Palmolive Co.                                $    1,300,874
   30,254    The Clorox Co.                                            3,147,021
                                                                  --------------
                                                                  $    4,447,895
                                                                  --------------
             Total Household & Personal
             Products                                             $    4,447,895
                                                                  --------------
             Health Care Equipment &
             Services - 5.9%
             Health Care Equipment - 3.9%
   32,189    Abbott Laboratories                                  $    1,579,836
   40,775    Becton Dickinson and Co.                                  5,775,779
  179,002    Smith & Nephew Plc                                        3,024,256
                                                                  --------------
                                                                  $   10,379,871
                                                                  --------------
             Health Care Distributors - 2.0%
   26,246    Cardinal Health, Inc.                                $    2,195,478
   88,849    Owens & Minor, Inc.                                       3,020,866
                                                                  --------------
                                                                  $    5,216,344
                                                                  --------------
             Total Health Care Equipment
             & Services                                           $   15,596,215
                                                                  --------------
             Pharmaceuticals,
             Biotechnology & Life
             Sciences - 6.8%
             Pharmaceuticals - 6.8%
   28,262    AstraZeneca Plc (A.D.R.)                             $    1,800,572
   43,503    Eli Lilly & Co.                                           3,632,065
   79,275    GlaxoSmithKline Plc (A.D.R.)                              3,301,804
   76,053    Merck & Co., Inc.                                         4,329,697
   11,822    Novartis AG (A.D.R.)                                      1,162,575
   59,655    Pfizer, Inc.                                              2,000,232
   16,438    Roche Holding AG (A.D.R.)                                   576,481
   24,242    Zoetis, Inc.                                              1,168,949
                                                                  --------------
                                                                  $   17,972,375
                                                                  --------------
             Total Pharmaceuticals,
             Biotechnology & Life
             Sciences                                             $   17,972,375
                                                                  --------------
             Banks - 7.0%
             Diversified Banks - 3.5%
   75,572    Bank of America Corp.                                $    1,286,235
   16,959    JPMorgan Chase & Co.                                      1,149,142
   54,059    US Bancorp                                                2,346,161
   81,373    Wells Fargo & Co.                                         4,576,418
                                                                  --------------
                                                                  $    9,357,956
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
             Regional Banks - 2.3%
   70,127    BB&T Corp.                                           $    2,826,819
   53,157    Citizens Financial Group, Inc.                            1,451,718
   17,228    KeyCorp                                                     258,765
   93,009    People's United Financial, Inc.                           1,507,676
                                                                  --------------
                                                                  $    6,044,978
                                                                  --------------
             Thrifts & Mortgage
             Finance - 1.2%
  169,907    New York Community Bancorp, Inc.                     $    3,122,891
                                                                  --------------
             Total Banks                                          $   18,525,825
                                                                  --------------
             Diversified Financials - 3.7%
             Consumer Finance - 1.1%
   36,036    American Express Co.                                 $    2,800,718
                                                                  --------------
             Asset Management & Custody
             Banks - 2.0%
   44,583    Federated Investors, Inc. (Class B)                  $    1,493,085
   10,866    Northern Trust Corp.                                        830,814
   39,489    State Street Corp.                                        3,040,653
                                                                  --------------
                                                                  $    5,364,552
                                                                  --------------
             Investment Banking &
             Brokerage - 0.6%
   40,594    Morgan Stanley Co.                                   $    1,574,641
                                                                  --------------
             Total Diversified Financials                         $    9,739,911
                                                                  --------------
             Insurance - 4.0%
             Property & Casualty
             Insurance - 4.0%
   58,582    The Chubb Corp.                                      $    5,573,491
   48,828    The Progressive Corp.                                     1,358,883
   38,452    The Travelers Companies, Inc.                             3,716,770
                                                                  --------------
                                                                  $   10,649,144
                                                                  --------------
             Total Insurance                                      $   10,649,144
                                                                  --------------
             Real Estate - 2.9%
             Hotel & Resort REIT - 0.7%
   60,680    Chesapeake Lodging Trust                             $    1,849,526
                                                                  --------------
             Office REIT - 0.4%
   11,495    Alexandria Real Estate Equities, Inc.                $    1,005,353
                                                                  --------------
             Residential REIT - 0.7%
   25,232    Camden Property Trust                                $    1,874,233
                                                                  --------------
             Retail REIT - 0.5%
   55,903    Kimco Realty Corp.                                   $    1,260,054
                                                                  --------------
             Specialized REIT - 0.6%
   61,153    Outfront Media, Inc.                                 $    1,543,502
                                                                  --------------
             Total Real Estate                                    $    7,532,668
                                                                  --------------
             Software & Services - 1.8%
             IT Consulting & Other
             Services - 1.0%
   15,876    International Business Machines Corp.                $    2,582,390
                                                                  --------------
             Systems Software - 0.8%
   48,329    Microsoft Corp.                                      $    2,133,725
                                                                  --------------
             Total Software & Services                            $    4,716,115
                                                                  --------------
             Technology Hardware &
             Equipment - 0.4%
             Computer Storage &
             Peripherals - 0.4%
   42,721    EMC Corp.                                            $    1,127,407
                                                                  --------------
             Total Technology Hardware
             & Equipment                                          $    1,127,407
                                                                  --------------
             Semiconductors &
             Semiconductor
             Equipment - 5.4%
             Semiconductor
             Equipment - 0.2%
   14,687    Cabot Microelectronics Corp.*                        $      691,905
                                                                  --------------
             Semiconductors - 5.2%
   21,180    Analog Devices, Inc.                                 $    1,359,438
   60,572    Broadcom Corp.                                            3,118,852
   50,939    Linear Technology Corp.                                   2,253,032
   92,148    Microchip Technology, Inc.                                4,370,119
  124,676    NVIDIA Corp.                                              2,507,234
                                                                  --------------
                                                                  $   13,608,675
                                                                  --------------
             Total Semiconductors &
             Semiconductor Equipment
                                                                  $   14,300,580
                                                                  --------------
             Telecommunication
             Services - 1.4%
             Integrated Telecommunication
             Services - 1.4%
   53,927    AT&T, Inc.                                           $    1,915,487
  420,420    Singapore Telecommunications, Ltd.                        1,313,617
    8,099    Verizon Communications, Inc.                                377,494
                                                                  --------------
                                                                  $    3,606,598
                                                                  --------------
             Total Telecommunication
             Services                                             $    3,606,598
                                                                  --------------
             Utilities - 9.2%
             Electric Utilities - 3.6%
   47,998    American Electric Power Co., Inc.                    $    2,542,454
   36,448    Eversource Energy                                         1,655,104
   20,056    NextEra Energy, Inc.*                                     1,966,090
   51,258    The Southern Co.                                          2,147,710
   35,256    Westar Energy, Inc.                                       1,206,460
                                                                  --------------
                                                                  $    9,517,818
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

   Shares                                                                  Value
             Gas Utilities - 2.6%
   50,563    AGL Resources, Inc.                                  $    2,354,213
   40,539    National Fuel Gas Co.                                     2,387,342
  106,845    Questar Corp.                                             2,234,129
                                                                  --------------
                                                                  $    6,975,684
                                                                  --------------
             Multi-Utilities - 3.0%
   77,510    Alliant Energy Corp.                                 $    4,473,877
   87,472    Ameren Corp.                                              3,295,945
                                                                  --------------
                                                                  $    7,769,822
                                                                  --------------
             Total Utilities                                      $   24,263,324
                                                                  --------------
             TOTAL COMMON STOCKS
             (Cost $202,148,433)                                  $  259,593,616
                                                                  --------------
             TOTAL INVESTMENT IN
             SECURITIES - 98.8%
             (Cost $202,148,433) (a)                              $  259,593,616
                                                                  --------------
             OTHER ASSETS &
             LIABILITIES - 1.2%                                   $    3,205,029
                                                                  --------------
             TOTAL NET ASSETS - 100.0%                            $  262,798,645
                                                                  ==============

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

REIT       Real Estate Investment Trust.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $200,611,259 was as follows:

              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost                                               $ 63,475,056

              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value                                               (4,492,699)
                                                                          ------------
              Net unrealized appreciation                                 $ 58,982,357
                                                                          ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $48,740,751 and $41,962,379, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:

                               Level 1        Level 2    Level 3        Total
  Common Stocks             $259,593,616      $  --      $  --      $259,593,616
                            ------------      -----      -----      ------------
       Total                $259,593,616      $  --      $  --      $259,593,616
                            ============      =====      =====      ============

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Portfolio's assets as of June 30, 2015:

                               Level 1           Level 2    Level 3    Total
  Assets:
  Foreign currency, at value   $ --              $ 8        $  --      $   8
                               ----              ---        -----      -----
       Total                   $ --              $ 8        $  --      $   8
                               ====              ===        =====      =====

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                             Six Months
                                                                Ended
                                                               6/30/15   Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                             (unaudited)  12/31/14     12/31/13    12/31/12    12/31/11    12/31/10
Class I
Net asset value, beginning of period                         $ 29.70     $ 27.04      $ 21.48     $ 20.26     $ 19.57     $ 16.75
                                                             -------     -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.34     $  0.92      $  0.64     $  0.94     $  0.55     $  0.44

  Net realized and unrealized gain (loss) on investments       (0.44)       2.58         5.55        1.13        0.62        2.79
                                                             -------     -------      -------     -------     -------     -------
  Net increase (decrease) from investment operations         $ (0.10)    $  3.50      $  6.19     $  2.07     $  1.17     $  3.23
                                                             -------     -------      -------     -------     -------     -------
Distribution to shareowners:
  Net investment income                                      $ (0.30)    $ (0.84)     $ (0.63)    $ (0.85)    $ (0.48)    $ (0.41)
  Net realized gain                                            (1.07)         --           --          --          --          --
                                                             -------     -------      -------     -------     -------     -------
Total distributions                                          $ (1.37)    $ (0.84)     $ (0.63)    $ (0.85)    $ (0.48)    $ (0.41)
                                                             -------     -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (1.47)    $  2.66      $  5.56     $  1.22     $  0.69     $  2.82
                                                             -------     -------      -------     -------     -------     -------
Net asset value, end of period                               $ 28.23     $ 29.70      $ 27.04     $ 21.48     $ 20.26     $ 19.57
                                                             =======     =======      =======     =======     =======     =======
Total return*                                                  (0.41)%     13.07%       29.10%      10.30%       6.03%      19.56%
Ratio of net expenses to average net assets                     0.71%**     0.72%(a)     0.72%       0.75%       0.75%       0.76%
Ratio of net investment income (loss) to average net assets     2.17%**     3.10%        2.47%       4.10%       2.58%       2.29%
Portfolio turnover rate                                           33%**       38%          22%         47%         34%         18%
Net assets, end of period (in thousands)                     $89,186     $97,610      $96,986     $85,168     $91,876     $95,224

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/15    Year Ended    Year Ended  Year Ended  Year Ended Year Ended
                                                            (unaudited)  12/31/14       12/31/13    12/31/12    12/31/11   12/31/10
Class II
Net asset value, beginning of period                        $  29.87     $  27.20      $  21.60    $ 20.39     $ 19.68    $ 16.85
                                                            --------     --------      --------    -------     -------    -------
Increase (decrease) from investment operations:
  Net investment income (loss)                              $   0.27     $   0.78      $   0.49    $  0.68     $  0.48    $  0.37
  Net realized and unrealized gain (loss) on investments       (0.41)        2.66          5.68       1.34        0.64       2.83
                                                            --------     --------      --------    -------     -------    -------
  Net increase (decrease) from investment operations        $  (0.14)    $   3.44      $   6.17    $  2.02     $  1.12    $  3.20
                                                            --------     --------      --------    -------     -------    -------
Distribution to shareowners:
  Net investment income                                     $  (0.27)    $  (0.77)     $  (0.57)   $ (0.81)    $ (0.41)   $ (0.37)
  Net realized gain                                            (1.07)          --            --         --          --         --
                                                            --------     --------      --------    -------     -------    -------
Total distributions                                         $  (1.34)    $  (0.77)     $  (0.57)   $ (0.81)    $ (0.41)   $ (0.37)
                                                            --------     --------      --------    -------     -------    -------
Net increase (decrease) in net asset value                  $  (1.48)    $   2.67      $   5.60    $  1.21     $  0.71    $  2.83
                                                            --------     --------      --------    -------     -------    -------
Net asset value, end of period                              $  28.39     $  29.87      $  27.20    $ 21.60     $ 20.39    $ 19.68
                                                            ========     ========      ========    =======     =======    =======
Total return*                                                  (0.55)%      12.77%        28.83%      9.97%       5.77%     19.23%
Ratio of net expenses to average net assets                     0.96%**      0.97%(a)      0.97%      1.00%       1.00%      1.01%
Ratio of net investment income (loss) to average net assets     1.94%**      2.84%         2.23%      3.80%       2.34%      2.04%
Portfolio turnover rate                                           33%**        38%           22%        47%         34%        18%
Net assets, end of period (in thousands)                    $173,613     $162,865      $134,979    $83,657     $57,460    $56,700

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $202,148,433)                                    $259,593,616
  Cash                                                                               2,261,463
  Foreign currency (cost $9)                                                                 8
  Receivables --
     Investment securities sold                                                      1,967,984
     Portfolio shares sold                                                             726,589
     Dividends                                                                         595,558
  Prepaid expenses                                                                         479
                                                                                  ------------
         Total assets                                                             $265,145,697
                                                                                  ------------

LIABILITIES:
  Payables --
     Investment securities purchased                                              $  2,159,939
     Portfolio shares repurchased                                                      136,424
  Due to affiliates                                                                     24,645
  Accrued expenses                                                                      26,044
                                                                                  ------------
         Total liabilities                                                        $  2,347,052
                                                                                  ------------

NET ASSETS:
  Paid-in capital                                                                 $197,404,126
  Undistributed net investment income                                                2,353,102
  Accumulated net realized gain on investments and foreign currency transactions     5,607,836
  Net unrealized appreciation on investments                                        57,445,183
  Net unrealized depreciation on foreign currency transactions                         (11,602)
                                                                                  ------------
         Total net assets                                                         $262,798,645
                                                                                  ============

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $89,186,061/3,158,990 shares)                                 $      28.23
                                                                                  ============
  Class II (based on $173,612,584/6,114,455 shares)                               $      28.39
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $18,933)              $   3,771,185
  Interest                                                                    122
                                                                    -------------
        Total investment income                                                     $   3,771,307
                                                                                    -------------

EXPENSES:
  Management fees                                                   $     846,546
  Transfer agent fees
    Class I                                                                   746
    Class II                                                                  677
  Distribution fees
    Class II                                                              209,674
  Administrative reimbursements                                            40,831
  Custodian fees                                                            5,055
  Professional fees                                                        22,927
  Printing expense                                                          3,716
  Fees and expenses of nonaffiliated Trustees                               3,721
  Miscellaneous                                                             1,875
                                                                    -------------
    Total operating expenses                                                        $   1,135,768
                                                                                    -------------
        Net investment income                                                       $   2,635,539
                                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                     $   6,227,490
    Other assets and liabilities denominated in foreign currencies        (15,741)  $   6,211,749
                                                                    -------------   -------------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                     $ (10,234,202)
    Other assets and liabilities denominated in foreign currencies          3,114   $ (10,231,088)
                                                                    -------------   -------------
  Net loss on investments and foreign currency transactions                         $  (4,019,339)
                                                                                    -------------
  Net decrease in net assets resulting from operations                              $  (1,383,800)
                                                                                    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        Six Months
                                                                                                            Ended
                                                                                                           6/30/15      Year Ended
                                                                                                         (unaudited)    12/31/14
FROM OPERATIONS:
Net investment income                                                                                  $   2,635,539   $  7,079,565
Net realized gain on investments and foreign currency transactions                                         6,211,749     18,330,957
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions    (10,231,088)     4,018,712
                                                                                                       -------------   ------------
      Net increase (decrease) in net assets resulting from operations                                  $  (1,383,800)  $ 29,429,234
                                                                                                       -------------   ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.30 and $0.84 per share, respectively)                                                $    (928,608)  $ (2,828,298)
      Class II ($0.27 and $0.77 per share, respectively)                                                  (1,540,479)    (3,972,435)
Net realized gains:
      Class I ($1.07 and $0.00 per share, respectively)                                                   (3,269,845)           --
      Class II ($1.07 and $0.00 per share, respectively)                                                  (6,226,868)           --
                                                                                                       -------------   ------------
         Total distributions to shareowners                                                            $ (11,965,800)  $ (6,800,733)
                                                                                                       -------------   ------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                                       $  26,590,223   $ 51,445,464
Reinvestment of distributions                                                                             11,965,800      6,800,733
Cost of shares repurchased                                                                               (22,882,553)   (52,364,907)
                                                                                                       -------------   ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                                                  $  15,673,470   $  5,881,290
                                                                                                       -------------   ------------
      Net increase in net assets                                                                       $   2,323,870   $ 28,509,791
NET ASSETS:
Beginning of period                                                                                    $ 260,474,775   $231,964,984
                                                                                                       -------------   ------------
End of period                                                                                          $ 262,798,645   $260,474,775
                                                                                                       =============   ============
Undistributed net investment income                                                                    $   2,353,102   $  2,186,650
                                                                                                       =============   ============


                                                                               '15 Shares '15 Amount
                                                                              (unaudited) (unaudited)    '14 Shares    '14 Amount
CLASS I
Shares sold                                                                      78,973   $  2,369,851       180,485   $  5,071,153
Reinvestment of distributions                                                   145,296      4,198,453        98,407      2,828,298
Less shares repurchased                                                        (351,369)   (10,482,795)     (579,162)   (16,233,167)
                                                                              ---------   ------------   -----------   ------------
   Net decrease                                                                (127,100)  $ (3,914,491)     (300,270)  $ (8,333,716)
                                                                              =========   ============   ===========   ============
CLASS II
Shares sold                                                                     807,363   $ 24,220,372     1,640,464   $ 46,374,311
Reinvestment of distributions                                                   267,390      7,767,347       137,300      3,972,435
Less shares repurchased                                                        (412,264)   (12,399,758)   (1,288,960)   (36,131,740)
                                                                              ---------   ------------   -----------   ------------
   Net increase                                                                 662,489   $ 19,587,961       488,804   $ 14,215,006
                                                                              =========   ============   ===========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such fund's net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 6,800,733
                                                                     -----------
      Total distributions                                            $ 6,800,733
                                                                     ===========
    Distributable Earnings
    (Accumulated Losses):
    Undistributed ordinary income                                    $    45,893
    Undistributed long-term
      capital gain                                                     9,496,383
    Net unrealized appreciation                                       69,201,843
                                                                     -----------
        Total                                                        $78,744,119
                                                                     ===========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships, REITs and other holdings.

D.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

E.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Portfolio had no open repurchase agreements.

G.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

H.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2015, the Portfolio had no open forward foreign currency contracts.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,615 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $220 in transfer agent fees payable to PIMSS at June 30, 2015.

4.  Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,810 in distribution fees payable to PFD at June 30, 2015.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------


Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust
Officers                                               Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer   Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial
Officer Christopher J. Kelley, Secretary and
Chief Legal Officer
                                                       Trustees
                                                       Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
Investment Adviser and Administrator                   Kenneth J. Taubes
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19610-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Trustees, Officers and Service Providers                                    21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         92.7%
International Common Stocks                                                 6.3%
Depository Receipts for International Stocks                                1.0%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                                22.5%
Information Technology                                                     16.8%
Financials                                                                 15.6%
Consumer Discretionary                                                     13.6%
Consumer Staples                                                           11.7%
Industrials                                                                 8.8%
Materials                                                                   4.7%
Energy                                                                      4.5%
Utilities                                                                   1.8%

Five Largest Holdings
(As a percentage of equity holdings)*

1. John Wiley & Sons, Inc.                                                 2.96%
--------------------------------------------------------------------------------
2. Wells Fargo & Co.                                                       2.87
--------------------------------------------------------------------------------
3. Apple, Inc.                                                             2.77
--------------------------------------------------------------------------------
4. Microsoft Corp.                                                         2.51
--------------------------------------------------------------------------------
5. CVS Health Corp.                                                        2.50
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share             6/30/15                           12/31/14
      Class I                         $20.03                            $26.84
      Class II                        $20.07                            $26.89

                               Net
Distributions per Share        Investment        Short-Term        Long-Term
(1/1/15 - 6/30/15)             Income            Capital Gains     Capital Gains
      Class I                  $0.1500           $0.0207           $6.9896
      Class II                 $0.1100           $0.0207           $6.9896

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Fund VCT Portfolio,  Pioneer Fund VCT Portfolio,
               Class I                      Class II                     S&P 500
6/30/2005      $10,000                      $10,000                      $10,000
6/30/2006      $11,236                      $11,214                      $10,862
6/30/2007      $13,455                      $13,393                      $13,097
6/30/2008      $11,799                      $11,731                      $11,380
6/30/2009      $ 8,787                      $ 8,719                      $ 8,399
6/30/2010      $ 9,909                      $ 9,807                      $ 9,610
6/30/2011      $13,083                      $12,911                      $12,559
6/30/2012      $12,524                      $12,332                      $13,241
6/30/2013      $15,021                      $14,757                      $15,966
6/30/2014      $18,756                      $18,366                      $19,891
6/30/2015      $19,671                      $19,210                      $21,366

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)

--------------------------------------------------------------------------------
                    Class I           Class II                     S&P 500 Index
--------------------------------------------------------------------------------
10 Years            7.00%               6.75%                              7.89%
5 Years            14.70%              14.39%                             17.33%
1 Year              4.88%               4.60%                              7.41%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

    This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

Share Class                                   I                            II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/15         $1,000.00                    $1,000.00
Ending Account Value on 6/30/15           $1,008.00                    $1,006.00
Expenses Paid During Period*              $    3.68                    $    4.92

* Expenses are equal to the Portfolio's annualized total expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

Share Class                                        I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/15             $1,000.00                $1,000.00
Ending Account Value on 6/30/15               $1,021.12                $1,019.89
Expenses Paid During Period*                  $    3.71                $    4.96

* Expenses are equal to the Portfolio's annualized total expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and portfolio manager at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2015, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio, along with Walter Hunnewell, Jr., a vice president and portfolio manager at Pioneer*.

Q: How would you describe the market environment for equities during the six-month period ended June 30, 2015?

A: As charted by the Portfolio's benchmark, the Standard & Poor's 500 (the S&P 500 Index), the U.S. stock market was quite choppy, though overall modestly positive, during the six-month period ended June 30, 2015, with a total return of 1.23%. The domestic economy continued growing, and corporate earnings edged higher; but international uncertainties, ranging from the inability of Greece to pay its creditors to extreme fluctuations in Chinese financial markets to nuclear negotiations with Iran, weighed on the minds of investors. Growth stocks meaningfully outperformed value stocks during the period, as investors, contemplating the uncertainties and possible consequences the international issues could have for the U.S., paid premium prices for the stocks of companies appearing to have more assured earnings prospects. The Russell 1000 Growth Index showed a total return of 3.96% for the six-month period, while the Russell 1000 Value Index returned -0.61%.

     Weak commodities prices, mixed signals in regard to consumer confidence and spending, listless capital expenditures, and continued commitments by the Federal Reserve System (the Fed) to raise short-term interest rates also frazzled U.S. investors during the period. On the brighter side, merger-and-acquisition activity stimulated interest in stocks; automotive sales and the housing market stayed strong; unemployment came down; default rates on loans hovered at low levels; and industrial and technological advances continued. The U.S. dollar traded higher versus many foreign currencies over the period, and while that dampened exports, it reduced the price of imports and attracted foreign investors to U.S. securities.

Q: How did the Portfolio perform in that environment during the six-month period ended June 30, 2015?

A: Pioneer Fund VCT Portfolio's Class I shares returned 0.80% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned 0.60%, while the Portfolio's benchmark, the S&P 500 Index, returned 1.23%. During the same period, the average return of the 210 variable portfolios in Lipper's Large-Cap Core Underlying Funds category was 1.37%.

* Effective July 1, 2015, subsequent to the end of the six-month period, Jeff Kripke, a senior vice president and portfolio manager at Pioneer, was added to the Portfolio's management team.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: The Portfolio slightly underperformed its benchmark, the S&P 500 Index, during the six-month period ended June 30, 2015. What affected the Portfolio's performance relative to the benchmark during the period, and which of your investment decisions and individual security selections detracted from or contributed to relative performance?

A: Sector allocations on balance contributed positively to the Portfolio's benchmark-relative returns. Most beneficial were the Portfolio's overweight to the top-performing health-care sector and underweight to the bottom performing utilities sector. What hurt results relative to the benchmark were stock selections in the consumer sectors (consumer discretionary and consumer staples), in health care, and in financials.

     With regard to individual holdings, Hershey, in consumer staples, was the leading detractor from the Portfolio's relative performance during the period. Lower dairy prices have helped the company's cost structure, but a serious misstep in regard to an acquisition in China nicked results and led to a downward pricing of the stock. We have reduced the Portfolio's position in Hershey and are watching closely to see if the company can get back on the profitable track that has made its stock such a good investment for the Portfolio over the last several years. In consumer discretionary, a position in John Wiley & Sons, which does about half of its business in international markets, was negatively affected by the strong U.S. dollar. The company otherwise continues its transition from a traditional publisher to an electronic and web-based information company. While John Wiley has made impressive strides and will, we think, in the long run succeed, it sees sometimes, over shorter periods, more fall-off from its older businesses than pick-up in its newer ones.

     Benchmark-relative results were also hampered by the Portfolio's not owning Amazon, an important consumer-discretionary name in the S&P 500 Index that rose fully 40% during the six-month period. We have not invested the Portfolio in Amazon stock due to its very high price-to-earnings multiple and our concern over when the company might achieve significant earnings. Similarly, an underweight investment in Gilead Sciences, an important health-care component of the S&P 500 Index that rose nearly 25% over the period, hurt the Portfolio's benchmark-relative returns. In financials, Chubb, a large Portfolio holding, was the culprit with regard to benchmark-relative performance during the six-month period. Investors grew cautious on the business outlook for property-and-casualty insurers and de-emphasized the stocks of those companies. In the case of Chubb, however, right after the period ended - in fact, the next day, July 1, 2015 - another company, ACE, announced a premium acquisition offer for Chubb, causing the Portfolio's position in Chubb to soar in value, and so we were very glad that we had retained the Portfolio's shares.

     Positive relative performance attribution from stock selections during the period included a position in Aetna, which appreciated along with other health-insurance providers as merger-and-acquisition speculation heated up; DST Systems, an information processor to the financial-services industry and a beneficiary of ongoing outsourcing of service functions by that industry; and Walt Disney, which offers a galaxy of attractive entertainment products and

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

     services. The Portfolio gained benchmark-relative performance as well from not owning any shares of several large S&P 500 Index component companies whose stocks performed below average during the period, including ExxonMobil, Berkshire Hathaway, Chevron, and Wal-Mart Stores.

Q: Can you highlight some of the key changes that you made among the Portfolio's holdings over the course of the six-month period ended June 30, 2015?

A: During the six-month period, we added 10 positions to the Portfolio and eliminated 32, for a net reduction of 22 holdings. With the choppiness in the domestic stock market and the emergence of questions about the sustain
     - ability of the economic recovery in the face of international uncertainties, in particular, we thought it prudent to focus Portfolio investments on companies we thought had the best prospects for continued business success. Eleven of the deletions from the Portfolio during the period were in the energy sector, where we sold positions in Apache, Southwestern Energy, ConocoPhillips, and National Oilwell Varco, among others, judging that the weak energy prices of the past year were quite possibly going to persist and that energy companies would have significant financial adjustments to make. We likewise sold positions in the struggling semiconductor industry, including Xilinx, ASML, and Intel, estimating that in that industry, too - due to excess capacity and changing customer needs as portable electronic devices grow in market share - serious adjustments would be required. The largest position that we sold from the Portfolio during the period was Johnson & Johnson, as we felt that other health-care companies offered, at this point, better investment potential. Other sales, which included companies ranging from American Airlines and Kansas City Southern to Procter & Gamble and PVH, were for the customary variety of reasons: target prices had been reached; earnings outlooks had dimmed, such that we no longer had confidence that the stocks would reach target prices; or we saw more compelling investment alternatives and decided to make substitutions.

Q: Did the Portfolio invest in any derivatives during the six-month period ended June 30, 2015?

A:   No, the Portfolio had no investments in derivatives during the period.

Q: What is your outlook for the stock market and the global economy as we move into the second half of 2015?

A: The stock market often sees rotation between sectors and industries with different valuation and earnings characteristics. While growth stocks did much better than value stocks during the six-month period ended June 30, 2015, there have been many other periods in the history of the U.S. stock market when value has done better than growth. So-called macroeconomic factors, such as currency-exchange rates, commodities prices, inventory levels, capacity utilization, employment figures, and interest rates, can push corporate results around and affect the behavior of equity investors. Investors can also react to news of political upheavals, war, and natural disasters.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     Most important to watch, we have always thought, is the level of earnings that a company is able to achieve, especially relative to the capital invested by the company. Right now, we are cautious on the outlook for corporate earnings, primarily because consumer spending - the most important contributor to the U.S. economy - is not at the level we would expect, despite lower gasoline prices over the past several months as well as higher employment levels. We also note many issues plaguing foreign economies and their potentially adverse effects on earnings of U.S. multinational companies. At the same time, equity valuations, as measured by price-to-earnings multiples in particular, are somewhat above their long-term averages, suggesting that many stocks are at least fairly valued, if not expensive.

     While we are cautious on the near-term outlook for the markets, we believe, as always, that longer-term expectations can still be quite positive. The Portfolio's investment team meets almost every day with the managements of companies whose stocks we have purchased, and we hear many of them describing exciting business opportunities and outlooks. The key, of course, is to buy shares of companies with the potential for total return over time, and our task is to conduct a careful analysis of the expectations built into the prices of these companies' shares. Our objective is to manage the Portfolio in a way that takes into account both risk and opportunity.

     Thank you for your support.

     Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
              COMMON STOCKS - 99.8%
              Energy - 4.6%
              Oil & Gas Drilling - 0.3%
      5,792   Helmerich & Payne, Inc.                               $    407,873
                                                                    ------------
              Oil & Gas Equipment &
              Services - 0.4%
     11,923   Cameron International Corp.*                          $    624,408
                                                                    ------------
              Integrated Oil & Gas - 0.4%
      7,593   Occidental Petroleum Corp.                            $    590,508
                                                                    ------------
              Oil & Gas Exploration &
              Production - 1.5%
     43,811   Cabot Oil & Gas Corp.                                 $  1,381,799
     37,900   Marathon Oil Corp.                                       1,005,866
                                                                    ------------
                                                                    $  2,387,665
                                                                    ------------
              Oil & Gas Refining &
              Marketing - 1.5%
     25,683   Marathon Petroleum Corp.*                             $  1,343,478
     13,794   Phillips 66                                              1,111,245
                                                                    ------------
                                                                    $  2,454,723
                                                                    ------------
              Oil & Gas Storage &
              Transportation - 0.5%
     21,731   Kinder Morgan, Inc./DE                                $    834,253
                                                                    ------------
              Total Energy                                          $  7,299,430
                                                                    ------------
              Materials - 4.7%
              Diversified Chemicals - 1.2%
     10,045   EI du Pont de Nemours & Co.                           $    642,378
     24,889   The Dow Chemical Co.                                     1,273,570
                                                                    ------------
                                                                    $  1,915,948
                                                                    ------------
              Fertilizers & Agricultural
              Chemicals - 1.4%
      6,012   Monsanto Co.                                          $    640,819
      3,761   Syngenta AG                                              1,528,371
                                                                    ------------
                                                                    $  2,169,190
                                                                    ------------
              Specialty Chemicals - 2.1%
     15,750   Ecolab, Inc.                                          $  1,780,852
        313   Givaudan SA                                                541,583
     13,635   The Valspar Corp.                                        1,115,616
                                                                    ------------
                                                                    $  3,438,051
                                                                    ------------
              Total Materials                                       $  7,523,189
                                                                    ------------
              Capital Goods - 7.1%
              Aerospace & Defense - 2.1%
      6,895   Honeywell International, Inc.                         $    703,083
     23,438   United Technologies Corp.                                2,599,977
                                                                    ------------
                                                                    $  3,303,060
                                                                    ------------

              Building Products - 0.6%
     10,511   Allegion Plc                                          $    632,132
      7,857   Fortune Brands Home & Security, Inc.                       360,008
                                                                    ------------
                                                                    $    992,140
                                                                    ------------
              Electrical Components &
              Equipment - 0.8%
      9,765   Eaton Corp. Plc                                       $    659,040
      5,187   Rockwell Automation, Inc.                                  646,508
                                                                    ------------
                                                                    $  1,305,548
                                                                    ------------
              Industrial Conglomerates - 2.1%
      8,272   3M Co.                                                $  1,276,370
     75,603   General Electric Co.                                     2,008,772
                                                                    ------------
                                                                    $  3,285,142
                                                                    ------------
              Construction & Farm Machinery
              & Heavy Trucks - 0.5%
     12,119   PACCAR, Inc.                                          $    773,313
                                                                    ------------
              Industrial Machinery - 1.0%
     23,886   Ingersoll-Rand Plc                                    $  1,610,394
                                                                    ------------
              Total Capital Goods                                   $ 11,269,597
                                                                    ------------
              Transportation - 1.7%
              Railroads - 1.7%
     13,134   Norfolk Southern Corp.                                $  1,147,386
     16,388   Union Pacific Corp.                                      1,562,924
                                                                    ------------
                                                                    $  2,710,310
                                                                    ------------
              Total Transportation                                  $  2,710,310
                                                                    ------------
              Automobiles &
              Components - 0.6%
              Auto Parts & Equipment - 0.6%
     15,832   BorgWarner, Inc.                                      $    899,891
                                                                    ------------
              Total Automobiles
              & Components                                          $    899,891
                                                                    ------------
              Consumer Durables &
              Apparel - 1.1%
              Household Appliances - 1.1%
     30,795   Electrolux AB                                         $    964,624
      4,319   Whirlpool Corp.                                            747,403
                                                                    ------------
                                                                    $  1,712,027
                                                                    ------------
              Total Consumer Durables
              & Apparel                                             $  1,712,027
                                                                    ------------
              Consumer Services - 0.2%
              Education Services - 0.2%
     15,404   Houghton Mifflin Harcourt Co.                         $    388,181
                                                                    ------------
              Total Consumer Services                               $    388,181
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Media - 7.6%
              Broadcasting - 2.6%
     35,173   CBS Corp. (Class B)                                   $  1,952,102
      7,783   Gannett Co, Inc.                                           108,884
     23,586   Scripps Networks Interactive, Inc.                       1,541,817
     15,567   TEGNA, Inc.                                                499,234
                                                                    ------------
                                                                    $  4,102,037
                                                                    ------------
              Movies & Entertainment - 1.9%
     26,683   The Walt Disney Co.                                   $  3,045,598
                                                                    ------------
              Publishing - 3.1%
     86,527   John Wiley & Sons, Inc. (Class A)                     $  4,704,469
      8,017   Time, Inc.                                                 184,471
                                                                    ------------
                                                                    $  4,888,940
                                                                    ------------
              Total Media                                           $ 12,036,575
                                                                    ------------
              Retailing - 4.1%
              Department Stores - 0.7%
     14,615   Nordstrom, Inc.                                       $  1,088,818
                                                                    ------------
              Apparel Retail - 2.6%
     46,732   Ross Stores, Inc.                                     $  2,271,643
     30,083   The TJX Companies, Inc.                                  1,990,592
                                                                    ------------
                                                                    $  4,262,235
                                                                    ------------
              Home Improvement
              Retail - 0.8%
     11,310   The Home Depot, Inc.                                  $  1,256,880
                                                                    ------------
              Total Retailing                                       $  6,607,933
                                                                    ------------
              Food & Staples Retailing - 2.5%
              Drug Retail - 2.5%
     37,850   CVS Health Corp.                                      $  3,969,708
                                                                    ------------
              Total Food & Staples Retailing                        $  3,969,708
                                                                    ------------
              Food, Beverage &
              Tobacco - 8.2%
              Soft Drinks - 2.3%
     31,807   Coca-Cola Enterprises, Inc.                           $  1,381,696
     12,006   Dr. Pepper Snapple Group, Inc.                             875,237
     38,975   The Coca-Cola Co.                                        1,528,989
                                                                    ------------
                                                                    $  3,785,922
                                                                    ------------
              Packaged Foods &
              Meats - 5.9%
     29,286   Campbell Soup Co.                                     $  1,395,478
     17,076   General Mills, Inc.                                        951,475
     16,395   Kraft Foods Group, Inc.*                                 1,395,870
     14,436   Mead Johnson Nutrition Co.                               1,302,416
     45,041   Mondelez International, Inc.                             1,852,987
     27,685   The Hershey Co.                                          2,459,259
                                                                    ------------
                                                                    $  9,357,485
                                                                    ------------
              Total Food, Beverage
              & Tobacco                                             $ 13,143,407
                                                                    ------------
              Household & Personal
              Products - 1.0%
              Household Products - 1.0%
     12,293   Colgate-Palmolive Co.                                 $    804,085
      7,068   The Clorox Co.                                             735,213
                                                                    ------------
                                                                    $  1,539,298
                                                                    ------------
              Total Household & Personal
              Products                                              $  1,539,298
                                                                    ------------
              Health Care Equipment &
              Services - 9.9%
              Health Care Equipment - 5.2%
     34,556   Abbott Laboratories                                   $  1,696,008
     14,132   Becton Dickinson and Co.                                 2,001,798
     20,703   CR Bard, Inc.                                            3,534,002
     57,342   Smith & Nephew Plc                                         968,798
                                                                    ------------
                                                                    $  8,200,606
                                                                    ------------
              Health Care Distributors - 2.0%
     11,402   Cardinal Health, Inc.                                 $    953,777
      9,569   McKesson Corp.                                           2,151,207
                                                                    ------------
                                                                    $  3,104,984
                                                                    ------------
              Health Care Services - 0.6%
     11,649   Express Scripts Holding Co.*                          $  1,036,062
                                                                    ------------
              Managed Health Care - 2.1%
     14,167   Aetna, Inc.                                           $  1,805,726
      8,131   Humana, Inc.                                             1,555,298
                                                                    ------------
                                                                    $  3,361,024
                                                                    ------------
              Total Health Care Equipment
              & Services                                            $ 15,702,676
                                                                    ------------
              Pharmaceuticals,
              Biotechnology &
              Life Sciences - 12.6%
              Biotechnology - 3.0%
     15,209   Alder Biopharmaceuticals, Inc.                        $    805,621
     13,625   Alnylam Pharmaceuticals, Inc.*                           1,633,229
     20,070   Celgene Corp.*                                           2,322,801
                                                                    ------------
                                                                    $  4,761,651
                                                                    ------------
              Pharmaceuticals - 8.5%
     21,172   AbbVie, Inc.                                          $  1,422,547
     11,625   AstraZeneca Plc (A.D.R.)                                   740,629
     18,634   Eli Lilly & Co.                                          1,555,753
     17,775   GlaxoSmithKline Plc (A.D.R.)                               740,329
     10,106   Mallinckrodt Plc*                                        1,189,678
     34,466   Merck & Co., Inc.                                        1,962,149
     43,746   Pfizer, Inc.                                             1,466,803
      2,370   Roche Holding AG                                           664,036
     12,412   Shire Plc                                                  994,815
     58,311   Zoetis, Inc.                                             2,811,756
                                                                    ------------
                                                                    $ 13,548,495
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Shares                                                                    Value

              Life Sciences Tools &
              Services - 1.1%
     13,238   Thermo Fisher Scientific, Inc.                        $  1,717,763
                                                                    ------------
              Total Pharmaceuticals,
              Biotechnology & Life Sciences                         $ 20,027,909
                                                                    ------------
              Banks - 8.0%
              Diversified Banks - 6.0%
    101,022   Bank of America Corp.                                 $  1,719,394
     20,205   Citigroup, Inc.                                          1,116,124
     50,321   US Bancorp                                               2,183,931
     81,128   Wells Fargo & Co.                                        4,562,639
                                                                    ------------
                                                                    $  9,582,088
                                                                    ------------
              Regional Banks - 2.0%
     30,814   BB&T Corp.                                            $  1,242,112
     21,060   Citizens Financial Group, Inc.                             575,149
     13,255   The PNC Financial Services Group, Inc.                   1,267,841
                                                                    ------------
                                                                    $  3,085,102
                                                                    ------------
              Total Banks                                           $ 12,667,190
                                                                    ------------
              Diversified Financials - 5.0%
              Consumer Finance - 1.8%
     27,640   American Express Co.                                  $  2,148,181
     13,975   Discover Financial Services, Inc.                          805,240
                                                                    ------------
                                                                    $  2,953,421
                                                                    ------------
              Asset Management &
              Custody Banks - 1.4%
     21,782   Franklin Resources, Inc.                              $  1,067,971
     14,447   State Street Corp.                                       1,112,419
                                                                    ------------
                                                                    $  2,180,390
                                                                    ------------
              Investment Banking &
              Brokerage - 1.8%
     44,216   Morgan Stanley Co.                                    $  1,715,139
     34,227   The Charles Schwab Corp.                                 1,117,512
                                                                    ------------
                                                                    $  2,832,651
                                                                    ------------
              Total Diversified Financials                          $  7,966,462
                                                                    ------------
              Insurance - 2.6%
              Property & Casualty
              Insurance - 2.6%
     29,181   The Chubb Corp.                                       $  2,776,280
     14,083   The Travelers Companies, Inc.                            1,361,263
                                                                    ------------
                                                                    $  4,137,543
                                                                    ------------
              Total Insurance                                       $  4,137,543
                                                                    ------------
              Real Estate - 0.1%
              Specialized REIT - 0.1%
      4,146   Outfront Media, Inc.                                  $    104,645
                                                                    ------------
              Total Real Estate                                     $    104,645
                                                                    ------------
              Software & Services - 9.9%
              Internet Software &
              Services - 3.3%
     15,339   eBay, Inc.*                                           $    924,021
     21,681   Facebook, Inc.*                                          1,859,471
      2,973   Google, Inc. (Class A)*                                  1,605,539
      1,544   Google, Inc. (Class C)                                     803,667
                                                                    ------------
                                                                    $  5,192,698
                                                                    ------------
              IT Consulting & Other
              Services - 0.4%
      4,171   International Business Machines Corp.                 $    678,455
                                                                    ------------
              Data Processing & Outsourced
              Services - 3.1%
     14,305   Automatic Data Processing, Inc.                       $  1,147,690
     10,586   DST Systems, Inc.                                        1,333,624
     19,367   Fiserv, Inc.*                                            1,604,169
     12,009   Visa, Inc.                                                 806,404
                                                                    ------------
                                                                    $  4,891,887
                                                                    ------------
              Application Software - 0.1%
      4,021   CDK Global, Inc.                                      $    217,054
                                                                    ------------
              Systems Software - 3.0%
     10,082   Check Point Software
              Technologies, Ltd.*                                   $    802,023
     90,265   Microsoft Corp.                                          3,985,200
                                                                    ------------
                                                                    $  4,787,223
                                                                    ------------
              Total Software & Services                             $ 15,767,317
                                                                    ------------
              Technology Hardware &
              Equipment - 5.2%
              Communications
              Equipment - 0.9%
     12,361   F5 Networks, Inc.*                                    $  1,487,646
                                                                    ------------
              Computer Storage &
              Peripherals - 3.8%
     35,004   Apple, Inc.                                           $  4,390,377
     64,116   EMC Corp.                                                1,692,021
                                                                    ------------
                                                                    $  6,082,398
                                                                    ------------
              Technology Hardware, Storage
              & Peripherals - 0.5%
     24,387   NetApp, Inc.                                          $    769,654
                                                                    ------------
              Total Technology Hardware
              & Equipment                                           $  8,339,698
                                                                    ------------
              Semiconductors &
              Semiconductor
              Equipment - 1.7%
              Semiconductors - 1.7%
     23,932   Analog Devices, Inc.                                  $  1,536,075
     21,747   Broadcom Corp.                                           1,119,753
                                                                    ------------
                                                                    $  2,655,828
                                                                    ------------
              Total Semiconductors &
              Semiconductor Equipment                               $  2,655,828
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Utilities - 1.4%
              Electric Utilities - 1.4%
     23,865   American Electric Power Co., Inc.                     $  1,264,129
     10,293   NextEra Energy, Inc.*                                    1,009,023
                                                                    ------------
                                                                    $  2,273,152
                                                                    ------------
              Total Utilities                                       $  2,273,152
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $102,226,619)                                   $158,741,966
                                                                    ------------
              TOTAL INVESTMENT IN
              SECURITIES - 99.8%
              (Cost $102,226,619) (a)                               $158,741,966
                                                                    ------------
              OTHER ASSETS &
              LIABILITIES - 0.2%                                    $    318,958
                                                                    ------------
              TOTAL NET ASSETS - 100.0%                             $159,060,924
                                                                    ============

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

REIT       Real Estate Investment Trust.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $102,641,362 was as follows:

           Aggregate gross unrealized appreciation for all investments
           in which there is an excess of value over tax cost             $57,776,646

           Aggregate gross unrealized depreciation for all investments
           in which there is an excess of tax cost over value              (1,676,042)
                                                                          -----------
           Net unrealized appreciation                                    $56,100,604
                                                                          ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $21,840,889 and $33,721,452, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:

                              Level 1          Level 2   Level 3        Total

Common Stocks               $158,741,966      $  --      $  --      $158,741,966
                            ------------      -----      -----      ------------
     Total                  $158,741,966      $  --      $  --      $158,741,966
                            ============      =====      =====      ============

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/15     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)    12/31/14    12/31/13    12/31/12    12/31/11    12/31/10
Class I
Net asset value, beginning of period                         $  26.84     $  26.25    $  20.90    $  19.96    $  22.43    $   19.60
                                                             --------     --------    --------    --------    --------    ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.27     $   0.18    $   0.31    $   0.33    $   0.33    $    0.28
   Net realized and unrealized gain (loss) on investments        0.08         2.63        6.42        1.65       (1.22)        2.83
                                                             --------     --------    --------    --------    --------    ---------
      Net increase (decrease) from investment operations     $   0.35     $   2.81    $   6.73    $   1.98    $  (0.89)   $    3.11
Distribution to shareowners:
   Net investment income                                     $  (0.15)    $  (0.32)   $  (0.30)   $  (0.33)   $  (0.34)   $   (0.28)
   Net realized gain                                            (7.01)       (1.90)      (1.08)      (0.71)      (1.24)          --
                                                             --------     --------    --------    --------    --------    ---------
Total distributions                                          $  (7.16)    $  (2.22)   $  (1.38)   $  (1.04)   $  (1.58)   $   (0.28)
                                                             --------     --------    --------    --------    --------    ---------
Net increase (decrease) in net asset value                   $  (6.81)    $   0.59    $   5.35    $   0.94    $  (2.47)   $    2.83
                                                             --------     --------    --------    --------    --------    ---------
Net asset value, end of period                               $  20.03     $  26.84    $  26.25    $  20.90    $  19.96    $   22.43
                                                             ========     ========    ========    ========    ========    =========
Total return*                                                    0.80%       11.03%      33.28%      10.24%      (4.30)%      16.02%
Ratio of net expenses to average net assets                      0.74%**      0.74%(a)    0.72%       0.74%       0.73%       0.72%
Ratio of net investment income (loss) to average net assets      1.10%**      1.15%       1.27%       1.50%       1.48%       1.39%
Portfolio turnover rate                                            27%**        25%          7%         44%         10%         25%
Net assets, end of period (in thousands)                     $142,272     $151,325    $194,609    $178,900    $205,739    $257,193

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended
                                                               6/30/15   Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                             (unaudited)  12/31/14     12/31/13    12/31/12    12/31/11    12/31/10
Class II
Net asset value, beginning of period                         $ 26.89      $ 26.28      $ 20.92     $ 19.97     $ 22.42     $ 19.59
                                                             -------      -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $ (0.54)     $  0.82      $  0.25     $  0.27     $  0.32     $  0.24
  Net realized and unrealized gain (loss) on investments        0.84         1.93         6.43        1.66       (1.27)       2.81
                                                             -------      -------      -------     -------     -------     -------
     Net increase (decrease) from investment operations      $  0.30      $  2.75      $  6.68     $  1.93     $ (0.95)    $  3.05
Distribution to shareowners:
  Net investment income                                      $ (0.11)     $ (0.24)     $ (0.24)    $ (0.27)    $ (0.26)    $ (0.22)
  Net realized gain                                            (7.01)       (1.90)       (1.08)      (0.71)      (1.24)       --
                                                             -------      -------      -------     -------     -------     -------
Total distributions                                          $ (7.12)     $ (2.14)     $ (1.32)    $ (0.98)    $ (1.50)    $ (0.22)
                                                             -------      -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (6.82)     $  0.61      $  5.36     $  0.95     $ (2.45)    $  2.83
                                                             -------      -------      -------     -------     -------     -------
Net asset value, end of period                               $ 20.07      $ 26.89      $ 26.28     $ 20.92     $ 19.97     $ 22.42
                                                             =======      =======      =======     =======     =======     =======
Total return*                                                   0.60%       10.78%       32.98%       9.95%      (4.55)%     15.72%
Ratio of net expenses to average net assets                     0.99%**      0.99%(a)     0.98%       0.99%       0.98%       0.97%
Ratio of net investment income (loss) to average net assets     0.84%**      0.89%        1.01%       1.25%       1.16%       1.14%
Portfolio turnover rate                                           27%**        25%           7%         44%         10%         25%
Net assets, end of period (in thousands)                     $16,789      $19,180      $21,563     $21,156     $24,393     $63,142

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $102,226,619)                                     $158,741,966
  Cash                                                                                  127,280
  Receivables --
     Investment securities sold                                                         826,872
     Portfolio shares sold                                                               86,013
     Dividends                                                                          188,357
  Other assets                                                                              936
                                                                                   ------------
        Total assets                                                               $159,971,424
                                                                                   ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                               $    752,881
     Portfolio shares repurchased                                                       116,531
  Due to affiliates                                                                      12,595
  Accrued expenses                                                                       28,493
                                                                                   ------------
        Total liabilities                                                          $    910,500
                                                                                   ------------
NET ASSETS:
  Paid-in capital                                                                  $ 93,003,657
  Undistributed net investment income                                                    32,279
  Accumulated net realized gain on investments and foreign currency transactions      9,509,350
  Net unrealized appreciation on investments                                         56,515,347
  Net unrealized appreciation on other assets and
     liabilities denominated in foreign currencies                                          291
                                                                                   ------------
        Total net assets                                                           $159,060,924
                                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $142,271,722/7,104,021 shares)                                 $      20.03
                                                                                   ============
  Class II (based on $16,789,202/836,345 shares)                                   $      20.07
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,082)                        $  1,515,431
  Interest                                                                            155
                                                                             ------------
        Total investment income                                                             $  1,515,586
                                                                                            ------------

EXPENSES:
  Management fees                                                            $    536,787
  Transfer agent fees
     Class I                                                                          750
     Class II                                                                         750
  Distribution fees
     Class II                                                                      22,357
  Administrative reimbursements                                                    27,937
  Custodian fees                                                                    9,610
  Professional fees                                                                25,731
  Printing expense                                                                  2,527
  Fees and expenses of nonaffiliated Trustees                                       3,419
  Miscellaneous                                                                     1,947
                                                                             ------------
     Total expenses                                                                         $    631,815
                                                                                            ------------
        Net investment income                                                               $    883,771
                                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                             $  9,954,377
     Forward foreign currency transactions and other assets and liabilities
        denominated in foreign currencies                                          (2,228)  $  9,952,149
                                                                             ------------   ------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                             $ (9,528,952)
     Other assets and liabilities denominated in foreign currencies                   292   $ (9,528,660)
                                                                             ------------   ------------
  Net gain on investments and foreign currency transactions                                 $    423,489
                                                                                            ------------
  Net increase in net assets resulting from operations                                      $  1,307,260
                                                                                            ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        Six Months
                                                                                                           Ended
                                                                                                          6/30/15      Year Ended
                                                                                                        (unaudited)     12/31/14
FROM OPERATIONS:
Net investment income                                                                                  $    883,771   $   2,128,056
Net realized gain on investments and foreign currency transactions                                        9,952,149      41,768,119
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions    (9,528,660)    (23,870,940)
                                                                                                       ------------   -------------
     Net increase in net assets resulting from operations                                              $  1,307,260   $  20,025,235
                                                                                                       ------------   -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.15 and $0.32 per share, respectively)                                                    $   (808,940)  $  (2,006,335)
  Class II ($0.11 and $0.24 per share, respectively)                                                        (70,069)       (175,109)
Net realized gain:
  Class I ($7.01 and $1.90 per share, respectively)                                                    $(37,212,880)  $ (12,977,962)
  Class II ($7.01 and $1.90 per share, respectively)                                                     (4,370,417)     (1,387,566)
                                                                                                       ------------   -------------
     Total distributions to shareowners                                                                $(42,462,306)  $ (16,546,972)
                                                                                                       ------------   -------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                                       $  2,490,292   $   6,549,249
Reinvestment of distributions                                                                            42,462,306      16,546,972
Cost of shares repurchased                                                                              (15,240,813)    (72,242,510)
                                                                                                       ------------   -------------
     Net increase (decrease) in net assets resulting from
        portfolio share transactions                                                                   $ 29,711,785   $ (49,146,289)
                                                                                                       ------------   -------------
     Net decrease in net assets                                                                        $(11,443,261)  $ (45,668,026)
NET ASSETS:
Beginning of period                                                                                    $170,504,185   $ 216,172,211
                                                                                                       ------------   -------------
End of period                                                                                          $159,060,924   $ 170,504,185
                                                                                                       ============   =============
Undistributed net investment income                                                                    $     32,279   $      27,517
                                                                                                       ============   =============

                                                                    '15 Shares        '15 Amount
                                                                    (unaudited)       (unaudited)        '14 Shares   '14 Amount
CLASS I
Shares sold                                                            70,847          $  1,940,181         197,798   $   5,188,218
Reinvestment of distributions                                       1,856,836            38,021,820         575,878      14,984,297
Less shares repurchased                                              (460,757)          (12,149,214)     (2,549,106)    (66,511,044)
                                                                    ---------          ------------     -----------   -------------
      Net increase (decrease)                                       1,466,926          $ 27,812,787      (1,775,430)  $ (46,338,529)
                                                                    =========          ============     ===========   =============

CLASS II
Shares sold                                                            21,522          $    550,111          51,264   $   1,361,031
Reinvestment of distributions                                         216,470             4,440,486          59,977       1,562,675
Less shares repurchased                                              (114,997)           (3,091,599)       (218,255)     (5,731,466)
                                                                    ---------          ------------     -----------   -------------
      Net increase (decrease)                                         122,995          $  1,898,998        (107,014)  $  (2,807,760)
                                                                    =========          ============     ===========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 5).

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, was as follows:

                                                                        2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $  2,628,334
     Long-term capital gain                                           13,918,638
                                                                    ------------
       Total distributions                                          $ 16,546,972
                                                                    ============
     Distributable Earnings
     Undistributed ordinary income                                  $    122,729
     Undistributed long-term gain                                     41,460,029
     Net unrealized appreciation                                      65,629,555
                                                                    ------------
       Total                                                        $107,212,313
                                                                    ============

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustment on other common stocks.

F.   Portfolio Shares and Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,887 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $244 in transfer agent fees payable to PIMSS at June 30, 2015.

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $464 in distribution fees payable to PFD at June 30, 2015.

5.   Forward Foreign Currency Contracts

During the six months ended June 30, 2015, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The value of forward foreign currency contracts open for one month during the six months ended June 30, 2015 was $300,659. There were no forward foreign currency contracts outstanding at June 30, 2015.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------


6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015 was as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                                                      Change in
                                                                                                      Unrealized
                                                                                   Realized Gain    Appreciation or
Derivatives Not Accounted for                                                       or (Loss) on    (Depreciation)
as Hedging Instruments Under             Location of Gain or (Loss)                 Derivatives     on Derivatives
Accounting Standards                     on Derivatives Recognized                  Recognized      Recognized in
Codification (ASC) 815                            in Income                          in Income          Income
---------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts    Net realized gain (loss) on forward foreign
                                      currency contracts                              $(4,151)
---------------------------------------------------------------------------------------------------------------------

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer   Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial Officer
Christopher J. Kelley, Secretary and Chief Legal
Officer                                                Trustees
                                                       Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
Investment Adviser and Administrator                   Kenneth J. Taubes
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*    Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19611-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Trustees, Officers and Service Providers                                    21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  15.9%
Regional Mall                                                              15.3%
Office                                                                     13.8%
Health Care                                                                10.0%
Diversified                                                                 8.8%
Shopping Center                                                             8.3%
Storage                                                                     8.2%
Hotel                                                                       7.2%
Industrial                                                                  6.7%
Triple Net Lease                                                            2.1%
Cash and equivalents                                                        2.0%
Manufactured Home                                                           1.7%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1.   Simon Property Group, Inc.                                          10.12%
--------------------------------------------------------------------------------
 2.   Equity Residential                                                   6.94
--------------------------------------------------------------------------------
 3.   Boston Properties, Inc.                                              5.33
--------------------------------------------------------------------------------
 4.   Public Storage, Inc.                                                 5.12
--------------------------------------------------------------------------------
 5.   AvalonBay Communities Inc.                                           5.07
--------------------------------------------------------------------------------


* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/15          12/31/14
   Class I                                            $17.84           $21.57
   Class II                                           $17.87           $21.60

                                    Net
Distributions per Share             Investment     Short-Term      Long-Term
(1/1/15 - 6/30/15)                  Income         Capital Gains   Capital Gains
Class I                             $0.2300        $ --            $2.4251
Class II                            $0.2100        $ --            $2.4251

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Real Estate Shares  Pioneer Real Estate Shares   MSCI U.S.
                 VCT Portfolio, Class I      VCT Portfolio, Class II      REIT Index
6/30/2005        $10,000                     $10,000                      $10,000
6/30/2006        $12,372                     $12,343                      $11,965
6/30/2007        $13,643                     $13,579                      $13,407
6/30/2008        $11,648                     $11,562                      $11,510
6/30/2009        $ 6,680                     $ 6,627                      $ 6,476
6/30/2010        $10,433                     $10,332                      $10,053
6/30/2011        $13,862                     $13,702                      $13,480
6/30/2012        $15,670                     $15,454                      $15,258
6/30/2013        $16,960                     $16,690                      $16,636
6/30/2014        $19,186                     $18,830                      $18,861
6/30/2015        $20,187                     $19,772                      $19,603

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2015)

--------------------------------------------------------------------------------
                                                                    MSCI U.S.
                                  Class I          Class II        REIT Index
--------------------------------------------------------------------------------
10 Years                            7.28%             7.06%             6.96%
5 Years                            14.11%            13.86%            14.29%
1 Year                              5.21%             5.01%             3.93%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

          Share Class                                   I                  II
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15         $1,000.00          $1,000.00
          Ending Account Value on 6/30/15           $  945.30          $  944.60
          Expenses Paid During Period*              $    4.92          $    6.08

* Expenses are equal to the Fund's annualized expense ratio of 1.02% and 1.26%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

          Share Class                               I                  II
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15     $1,000.00          $1,000.00
          Ending Account Value on 6/30/15       $1,019.74          $1,018.55
          Expenses Paid During Period*          $    5.11          $    6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.02% and 1.26%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Real estate fundamentals remain solid, but concerns about higher interest rates weighed on the asset class during the six-month period ended June 30, 2015. In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares VCT Portfolio, discusses the market environment for real estate-related investments and the Portfolio's performance during the period.

Q: How would you describe the market environment for real estate investment trusts (REITS) during the six-month period ended June 30, 2015?

A: The six-month period featured a tale of two quarters, with REITs showing gains in the first three months of the period, only to see those gains overcome by losses in the latter three months. During the second quarter of 2015, signs of a recovering U.S. economy were accompanied by an upward move in long-term interest rates that hurt the performance of U.S. REITs - resulting in the asset class suffering more than a 10% decline for the quarter ended June 30th. The various REIT subsectors responded to the rise in interest rates in different fashion. Freestanding retail companies, such as those in triple-net-lease and health care, struggled the most because they are long-duration assets with higher interest-rate sensitivity. (A triple-net-lease is a lease agreement that designates the lessee, or tenant, as being solely responsible for all of the costs relating to the asset being leased, in addition to the rental fee applied under the lease. Under a triple-net-lease, the tenant typically pays the net real estate taxes owed on the leased asset as well as the net building insurance premiums and net common area maintenance costs. Because the tenant is covering these "triple" costs - which would otherwise be the responsibility of the property owner - the rent charged under a triple-net-lease agreement is generally lower than the rent charged in a standard lease agreement.)

    Meanwhile, short-duration assets with lower interest-rate sensitivity, such as residential, lodging, and self-storage REITs, held up relatively well. (Duration is a measure of the sensitivity of the price, or the value of principal, of an investment to changes in interest rates.)

Q: How did the Portfolio perform in that environment during the six-month period ended June 30, 2015?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned -5.47% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned -5.54%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Real Estate Investment Trust (REIT) Index (the MSCI Index)(1), returned -6.19%. During the same period, the average return of the 42 variable portfolios in Lipper's Real Estate Underlying Funds category was -6.01%.

-----------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST


Q: Which investments or strategies aided the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2015?

A: Overall performance was negative for the period, but positive stock selection and sector allocation results allowed the Portfolio to outperform the MSCI Index benchmark. At the company level, the Portfolio had a tilt toward REITs with lower debt, which tend to perform better in a rising-rate environment than do leveraged companies carrying high debt burdens.

    In terms of stock selection, benchmark-relative results were strongest in the storage, diversified, and regional mall REIT sectors. Meanwhile, the positive impact of sector allocation strategies on the Portfolio's relative performance was mainly driven by underweight positions in the underperforming triple-net-lease and health care sectors and an overweight in the outperforming storage sector.

    Among the Portfolio's individual holdings, top contributors to benchmark-relative performance included overweight positions in the outperforming storage company Extra Space Storage, in diversified company Forest City Enterprises, and in apartment company Equity Residential. Extra Space Storage continued to post better-than-expected earnings results during the first half of this year, and raised 2015 earnings guidance. In January 2015, Forest City Enterprises announced that it would be converting to REIT status in January 2016, a move which boosted its performance. Equity Residential has a solid development pipeline that is leasing up well as the company's projects are delivered to the market.

Q: Which investments or strategies detracted from the Portfolio's benchmark-relative performance results during the six-month period ended June 30, 2015?

A: Stock selection results for the Portfolio were weakest in the apartment, health care, and industrial REIT sectors over the six-month period. Among individual names, the top detractors from relative performance included a lack of Portfolio exposure to the outperforming apartment companies Essex Property Trust and UDR, and hotel company Gaming & Leisure Properties. Apartments fared very well in the first half of 2015, given investors' concerns about rising interest rates. As a result, the Portfolio was hurt by not owning Essex Property Trust and UDR, but those negatives were more than offset by overweight positions in apartment companies Equity Residential, Camden Property Trust, and AvalonBay Communities. As for Gaming & Leisure Properties, the company proposed to buy real estate assets from Pinnacle Entertainment, which was planning to spin the assets off into a REIT. If the all-stock transaction is approved, it would significantly increase the size of Gaming & Leisure's portfolio.

Q:  What is your outlook for interest rates and REITs for the balance of 2015?

A: At period end, expectations for U.S. gross domestic product growth for the last three quarters of 2015 fell into the 2.5% to 3% range. Given the improvement in the U.S. economy, the Federal Reserve (the Fed) is expected to raise interest rates during the second half of 2015, possibly in September, although ongoing market concerns surrounding the Greek debt issue as well as other troubled economies could push the Fed's first rate increase into 2016.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

With the correction in REIT prices during the second quarter of 2015, by many metrics, the REIT sector is more attractively valued than it has been in some time. At June 30, 2015, REITs were trading at an 8% discount to net asset value
- the biggest discount since September 2011. U.S. REIT dividends* were at just below 4% mid-year, and they have continued to trade at wider-than-average spreads to Treasuries. However, REITs remain expensive versus other equities, in our view.

Yet, while the REIT market is likely to continue to react nervously to upward moves in interest rates in the short term, we believe earnings growth should support dividend growth and help to offset the negative effects of rising rates in the medium to longer terms. Thus, going forward, we expect REIT performance to be driven more by these improving earnings fundamentals than by additional multiple expansion.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

*   Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7-8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                                    Value
          COMMON STOCKS - 98.1%
          Consumer Services - 2.6%
          Hotels, Resorts & Cruise
          Lines - 2.6%
 26,600   Extended Stay America, Inc.                                $   499,282
 20,100   Hilton Worldwide Holdings, Inc.                                553,755
                                                                     -----------
                                                                     $ 1,053,037
                                                                     -----------
          Total Consumer Services                                    $ 1,053,037
                                                                     -----------
          Real Estate - 95.5%
          Diversified REIT - 4.5%
 16,300   American Assets Trust, Inc.                                $   639,123
 28,000   Empire State Realty Trust, Inc.*                               477,680
 12,600   Liberty Property Trust                                         405,972
 17,200   STORE Capital Corp.                                            345,720
                                                                     -----------
                                                                     $ 1,868,495
                                                                     -----------
          Health Care REIT - 10.0%
 37,600   HCP, Inc.                                                  $ 1,371,272
 23,700   Health Care Real Estate Investment
          Trust, Inc.                                                  1,555,431
 19,500   Ventas, Inc.                                                 1,210,755
                                                                     -----------
                                                                     $ 4,137,458
                                                                     -----------
          Hotel & Resort REIT - 4.6%
 16,000   Chatham Lodging Trust                                      $   423,520
 46,400   Host Hotels & Resorts, Inc.                                    920,112
 19,600   RLJ Lodging Trust                                              583,688
                                                                     -----------
                                                                     $ 1,927,320
                                                                     -----------
          Industrial REIT - 5.8%
 50,600   Prologis, Inc.                                             $ 1,877,260
 35,000   Rexford Industrial Realty, Inc.*                               510,300
                                                                     -----------
                                                                     $ 2,387,560
                                                                     -----------
          Office REIT - 16.9%
 33,700   BioMed Realty Trust, Inc.                                  $   651,758
 17,900   Boston Properties, Inc.                                      2,166,616
 16,400   Douglas Emmett, Inc.                                           441,816
 26,000   DuPont Fabros Technology, Inc.                                 765,700
  5,300   Easterly Government Properties, Inc.                            84,376
 23,550   Gramercy Property Trust, Inc.                                  550,364
  7,400   Kilroy Realty Corp.                                            496,910
 33,200   Paramount Group, Inc.                                          569,712
 44,800   Piedmont Office Realty Trust, Inc.                             788,032
  5,300   Vornado Realty Trust                                           503,129
                                                                     -----------
                                                                     $ 7,018,413
                                                                     -----------
          Residential REIT - 17.5%
 14,900   American Campus Communities, Inc.                          $   561,581
 13,800   American Homes 4 Rent*                                         221,352
 12,900   AvalonBay Communities, Inc.                                  2,062,323
 12,400   Camden Property Trust                                          921,072
 12,900   Equity LifeStyle Properties, Inc.                              678,282
 40,200   Equity Residential Property Trust, Inc.                      2,820,834
                                                                     -----------
                                                                     $ 7,265,444
                                                                     -----------
          Retail REIT - 24.8%
 22,400   Acadia Realty Trust                                        $   652,064
 48,200   DDR Corp.                                                      745,172
  9,100   Federal Realty Investment Trust                              1,165,619
 12,400   National Retail Properties, Inc.                               434,124
 26,800   Retail Opportunity Investments Corp.                           418,616
 23,800   Simon Property Group, Inc.                                   4,117,875
 15,300   Tanger Factory Outlet Centers, Inc.                            485,010
 22,500   Taubman Centers, Inc.                                        1,563,750
  9,200   The Macerich Co.                                               686,320
                                                                     -----------
                                                                     $10,268,550
                                                                     -----------
          Specialized REIT - 8.2%
 26,200   CubeSmart                                                  $   606,792
 11,200   Extra Space Storage, Inc.                                      730,464
 11,300   Public Storage, Inc.                                         2,083,381
                                                                     -----------
                                                                     $ 3,420,637
                                                                     -----------
          Diversified Real Estate
          Activities - 1.2%
 12,300   Alexander & Baldwin, Inc.*                                 $   484,620
                                                                     -----------
          Real Estate Operating
          Companies - 2.0%
 38,100   Forest City Enterprises, Inc.*                             $   842,010
                                                                     -----------
          Total Real Estate                                          $39,620,507
                                                                     -----------
          TOTAL COMMON STOCKS
          (Cost $21,119,630)                                         $40,673,544
                                                                     -----------
          TOTAL INVESTMENT IN
          SECURITIES - 98.1%
          (Cost $21,119,630) (a)                                     $40,673,544
                                                                     -----------
          OTHER ASSETS &
          LIABILITIES - 1.9%                                         $   801,739
                                                                     -----------
                                                                     $41,475,283
                                                                     -----------
          TOTAL NET ASSETS - 100.0%


*    Non-income producing security.

REIT Real Estate Investment Trust.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $21,551,351 was as follows:


              Aggregate gross unrealized appreciation for all investments
              in which there is an excess of value over tax cost           $19,358,762

              Aggregate gross unrealized depreciation for all investments
              in which there is an excess of tax cost over value              (236,569)
                                                                           -----------
              Net unrealized appreciation                                  $19,122,193
                                                                           ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $3,385,111 and $6,661,079, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:

                            Level 1         Level 2      Level 3       Total
Common Stocks             $40,673,544      $      --      $  --      $40,673,544
                          -----------      ---------      -----      -----------
  Total                   $40,673,544      $      --      $  --      $40,673,544
                          ===========      =========      =====      ===========

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Portfolio's assets as of June 30, 2015:

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/15   Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)  12/31/14     12/31/13    12/31/12    12/31/11    12/31/10
Class I
Net asset value, beginning of period                         $ 21.57     $ 18.77      $ 19.93     $ 17.53     $ 16.34     $ 13.04
                                                             -------     -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.24     $  0.10      $  0.28     $  0.25     $  0.44     $  0.24
  Net realized and unrealized gain (loss) on investments       (1.31)       5.37         0.06        2.61        1.18        3.46
                                                             -------     -------      -------     -------     -------     -------
     Net increase (decrease) from investment operations      $ (1.07)    $  5.47      $  0.34     $  2.86     $  1.62     $  3.70
Distribution to shareowners:
  Net investment income                                      $ (0.23)    $ (0.32)     $ (0.29)    $ (0.25)    $ (0.43)    $ (0.40)
  Net realized gain                                            (2.43)      (2.35)       (1.21)      (0.21)         --          --
                                                             -------     -------      -------     -------     -------     -------
Total distributions                                          $ (2.66)    $ (2.67)     $ (1.50)    $ (0.46)    $ (0.43)    $ (0.40)
                                                             -------     -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (3.73)    $  2.80      $ (1.16)    $  2.40     $  1.19     $  3.30
                                                             -------     -------      -------     -------     -------     -------
Net asset value, end of period                               $ 17.84     $ 21.57      $ 18.77     $ 19.93     $ 17.53     $ 16.34
                                                             =======     =======      =======     =======     =======     =======
Total return*                                                  (5.47)%     30.87%        1.75%      16.41%      10.02%      28.70%
Ratio of net expenses to average net assets                     1.02%**     1.02%(a)     1.03%       1.02%       1.03%       1.03%
Ratio of net investment income (loss) to average net assets     2.12%**     1.51%        1.38%       2.41%       2.48%       1.68%
Portfolio turnover rate                                           15%**       13%          13%          5%         10%         11%
Net assets, end of period (in thousands)                     $ 9,643     $10,684      $ 9,383     $10,514     $10,428     $11,035

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/15   Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)  12/31/14     12/31/13    12/31/12    12/31/11    12/31/10
Class II
Net asset value, beginning of period                         $ 21.60     $ 18.79      $ 19.93     $ 17.54     $ 16.35     $ 13.03
                                                             -------     -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.21     $  0.06      $  0.22     $  0.21     $  0.40     $  0.19
    Net realized and unrealized gain (loss) on investments     (1.30)       5.37         0.07        2.60        1.18        3.49
                                                             -------     -------      -------     -------     -------     -------
       Net increase (decrease) from investment operations    $ (1.09)    $  5.43      $  0.29     $  2.81     $  1.58     $  3.68
Distribution to shareowners:
    Net investment income                                    $ (0.21)    $ (0.27)     $ (0.22)    $ (0.21)    $ (0.39)    $ (0.36)
    Net realized gain                                          (2.43)      (2.35)       (1.21)      (0.21)         --          --
                                                             -------     -------      -------     -------     -------     -------
Total distributions                                          $ (2.64)    $ (2.62)     $ (1.43)    $ (0.42)    $ (0.39)    $ (0.36)
                                                             -------     -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (3.73)    $  2.81      $ (1.14)    $  2.39     $  1.19     $  3.32
                                                             -------     -------      -------     -------     -------     -------
Net asset value, end of period                               $ 17.87     $ 21.60      $ 18.79     $ 19.93     $ 17.54     $ 16.35
                                                             =======     =======      =======     =======     =======     =======
Total return*                                                  (5.54)%     30.56%        1.54%      16.09%       9.76%      28.53%
Ratio of net expenses to average net assets                     1.26%**     1.26%(a)     1.27%       1.26%       1.28%       1.27%
Ratio of net investment income (loss) to average net assets     1.86%**     1.28%        1.12%       2.16%       2.24%       1.45%
Portfolio turnover rate                                           15%**       13%          13%          5%         10%         11%
Net assets, end of period (in thousands)                     $31,832     $37,169      $32,663     $35,500     $35,435     $38,057

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $21,119,630)                       $40,673,544
  Cash                                                                  583,400
  Receivables --
     Investment securities sold                                          93,792
     Portfolio shares sold                                               28,220
     Dividends                                                          174,130
                                                                    -----------
        Total assets                                                $41,553,086
                                                                    -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                $    22,851
     Portfolio shares repurchased                                        17,747
  Due to affiliates                                                       8,580
  Trustee fees                                                              308
  Accrued expenses                                                       28,317
                                                                    -----------
        Total liabilities                                           $    77,803
                                                                    -----------
NET ASSETS:
  Paid-in capital                                                   $18,705,310
  Distributions in excess of net investment income                         (605)
  Accumulated net realized gain on investments                        3,216,664
  Net unrealized appreciation on investments                         19,553,914
                                                                    -----------
        Total net assets                                            $41,475,283
                                                                    ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $9,643,141/540,475 shares)                      $     17.84
                                                                    ===========
  Class II (based on $31,832,142/1,781,802 shares)                  $     17.87
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends                                                       $    730,196
  Interest                                                                  57
                                                                  ------------
       Total investment income                                                  $    730,253
                                                                                ------------
EXPENSES:
  Management fees                                                 $    186,729
  Transfer agent fees
     Class I                                                               744
     Class II                                                              744
  Distribution fees
     Class II                                                           45,117
  Administrative reimbursements                                         11,925
  Custodian fees                                                         2,806
  Professional fees                                                     21,970
  Printing expense                                                       7,620
  Fees and expenses of nonaffiliated trustees                            4,028
  Miscellaneous                                                            385
                                                                  ------------
     Total operating expenses                                                   $    282,068
                                                                                ------------
        Net investment income                                                   $    448,185
                                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                              $  3,648,573
                                                                                ------------
  Change in net unrealized depreciation on investments                          $ (6,448,531)
                                                                                ------------
  Net loss on investments                                                       $ (2,799,958)
                                                                                ------------
  Net decrease in net assets resulting from operations                          $ (2,351,773)
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Six Months
                                                                                                Ended
                                                                                               6/30/15       Year Ended
                                                                                             (unaudited)      12/31/14
FROM OPERATIONS:
Net investment income                                                                       $    448,185   $       597,367
Net realized gain on investments                                                               3,648,573         5,735,446
Change in net unrealized appreciation (depreciation) on investments                           (6,448,531)        5,593,811
                                                                                            ------------   ---------------
     Net increase (decrease) in net assets resulting from operations                        $ (2,351,773)  $    11,926,624
                                                                                            ------------   ---------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.23 and $0.32 per share, respectively)                                     $   (110,027)  $      (154,674)
      Class II ($0.21 and $0.27 per share, respectively)                                        (338,763)         (442,693)
Net realized gains:
      Class I ($2.43 and $2.35 per share, respectively)                                       (1,147,278)       (1,119,887)
      Class II ($2.43 and $2.35 per share, respectively)                                      (3,808,902)       (3,802,902)
                                                                                            ------------   ---------------
        Total distributions to shareowners                                                  $ (5,404,970)  $    (5,520,156)
                                                                                            ------------   ---------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  1,403,672   $     5,502,724
Reinvestment of distributions                                                                  5,404,970         5,520,156
Cost of shares repurchased                                                                    (5,430,132)      (11,621,598)
                                                                                            ------------   ---------------
     Net decrease in net assets resulting from resulting from Portfolio share transactions  $  1,378,510   $      (598,718)
                                                                                            ------------   ---------------
     Net increase (decrease) in net assets                                                  $ (6,378,233)  $     5,807,750
NET ASSETS:
Beginning of period                                                                         $ 47,853,516   $    42,045,766
                                                                                            ------------   ---------------
End of period                                                                               $ 41,475,283   $    47,853,516
                                                                                            ============   ===============
Distributions in excess of net investment income                                            $       (605)  $            --
                                                                                            ============   ===============

                                                                  '15 Shares   '15 Amount
                                                                 (unaudited)   (unaudited)     '14 Shares  '14 Amount
CLASS I
Shares sold                                                         13,893     $   298,647        34,660   $   716,120
Reinvestment of distributions                                       67,380       1,257,305        65,164     1,274,561
Less shares repurchased                                            (36,127)       (796,743)     (104,324)   (2,099,770)
                                                                 ---------     -----------     ---------   -----------
     Net increase (decrease)                                        45,146     $   759,209        (4,500)  $  (109,089)
                                                                 =========     ===========     =========   ===========
CLASS II
Shares sold                                                         50,626     $ 1,105,025       231,123   $ 4,786,604
Reinvestment of distributions                                      222,129       4,147,665       216,723     4,245,595
Less shares repurchased                                           (211,662)     (4,633,389)     (465,255)   (9,521,828)
                                                                 ---------     -----------     ---------   -----------
     Net increase (decrease)                                        61,093     $   619,301       (17,409)  $  (489,629)
                                                                 =========     ===========     =========   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST


B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                         2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $   637,952
Long-term capital gain                                                 4,882,204
                                                                     -----------
 Total distributions                                                 $ 5,520,156
                                                                     ===========
Distributable Earnings
(Accumulated Losses):
Undistributed long-term
 capital gain                                                        $ 4,955,992
Net unrealized appreciation                                           25,570,724
                                                                     -----------
 Total                                                               $30,526,716
                                                                     ===========

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Portfolio had no open repurchase agreements.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the six months ended June 30, 2015, the effective management fee was equivalent to 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,784 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,914 in transfer agent fees payable to PIMSS at June 30, 2015.

4.  Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $882 in distribution fees payable to PFD at June 30, 2015.

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST


The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions. Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer   Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial Officer
Christopher J. Kelley, Secretary and Chief Legal
Officer                                                Trustees
                                                       Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
Investment Adviser and Administrator                   Kenneth J. Taubes
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19614-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        16

  Notes to Financial Statements                                               20

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         89.5%
International Common Stocks                                                 8.8%
Depositary Receipts for International Stocks                                1.7%

 Sector Distribution
 (As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     21.5%
Consumer Discretionary                                                     19.3%
Health Care                                                                17.0%
Industrials                                                                15.3%
Financials                                                                  8.1%
Consumer Staples                                                            7.3%
Energy                                                                      4.5%
Materials                                                                   4.5%
Telecommunication Services                                                  1.8%
Utilities                                                                   0.7%

Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
   1. Skyworks Solutions, Inc.                                             2.12%
--------------------------------------------------------------------------------
   2. Lear Corp.                                                           1.84
--------------------------------------------------------------------------------
   3. American Airlines Group, Inc.                                        1.73
--------------------------------------------------------------------------------
   4. Boston Scientific Corp.                                              1.69
--------------------------------------------------------------------------------
   5. Keurig Green Mountain, Inc.                                          1.58
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       6/30/15            12/31/14
     Class I                                     $26.98             $28.73

                               Net
Distributions per Share        Investment       Short-Term         Long-Term
(1/1/15 - 6/30/15)             Income           Capital Gains      Capital Gains
     Class I                   $    -           $     -            $3.2584

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Mid Cap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Select Mid Cap Growth
                VCT Portfolio, Class I              Russell Midcap Growth Index
6/30/2005       $10,000                             $10,000
6/30/2006       $10,660                             $11,304
6/30/2007       $12,178                             $13,534
6/30/2008       $ 9,845                             $12,665
6/30/2009       $ 8,400                             $ 8,823
6/30/2010       $ 9,872                             $10,702
6/30/2011       $13,511                             $15,331
6/30/2012       $12,879                             $14,873
6/30/2013       $14,995                             $18,276
6/30/2014       $19,527                             $23,035
6/30/2015       $20,936                             $25,213

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                                Class I             Growth Index
--------------------------------------------------------------------------------
10 Years                                          7.67%                    9.69%
5 Years                                          16.23%                   18.69%
1 Year                                            7.22%                    9.45%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

          Share Class                                                      I
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15                            $1,000.00
          Ending Account Value on 6/30/15                              $1,050.20
          Expenses Paid During Period*                                 $    4.27

* Expenses are equal to the Portfolio's annualized total expense ratio of 0.84% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

          Share Class                                                      I
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15                            $1,000.00
          Ending Account Value on 6/30/15                              $1,020.63
          Expenses Paid During Period*                                 $    4.21

* Expenses are equal to the Portfolio's annualized total expense ratio of 0.84% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Over the six-month period ended June 30, 2015, returns for Pioneer Select Mid Cap Growth VCT Portfolio exceeded those of the Portfolio's benchmark, the Russell Midcap Growth Index. In the following interview, Ken Winston reviews the investment background and details some of the factors and decisions that drove the Portfolio's performance during the six-month period. Mr. Winston, a vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Pioneer, and Jon Stephenson, a vice president and a portfolio manager at Pioneer.

Q: How would you describe the investment environment for equities during the six-month period ended June 30, 2015?

A: U.S. economic growth began to falter, somewhat, early in the period, with gross domestic product (GDP) turning negative in the first quarter of 2015. Severe winter weather, especially in the Northeastern U.S., likely inhibited activity in the first quarter, while labor unrest in key Pacific coast ports disrupted shipping. Lower oil prices, normally a spur to consumer outlays, failed to stimulate growth because consumers, instead of spending, opted to save a greater-than-expected amount of the surpluses created by lower fuel and gas prices. However, the domestic economic picture brightened in the second quarter. In general, consumer-related areas have been improving, while manufacturing faces some headwinds due to the strength of the U.S. dollar. The U.S. labor market was strong in the second quarter, with the official unemployment rate falling to below 5.5% range by the end of June.

    Throughout the six-month period, investors remained on edge, trying to anticipate the timing of a long-anticipated interest-rate hike by the Federal Reserve System (the Fed), which now appears likely to happen in the fall. Meanwhile, the strengthening U.S. dollar raised market concerns about earnings for large-cap companies with significant overseas exposure.

    Equity performance was choppy over the full six months, though most indices ended the period in positive territory despite a poor month of June, when the Greek debt crisis took center stage and rattled international markets. Stocks of mid- and small-cap companies, which are more domestically oriented, fared better during that time frame. Overall, the performance of growth stocks outpaced that of value stocks during the six-month period.

Q: How did the Portfolio perform in that environment during the six-month period ended June 30, 2015?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 5.02% at net asset value during the six-month period ended June 30, 2015, while the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 4.18%. During the same period, the average return of the 100 variable portfolios in Lipper's Mid Cap Growth Underlying Funds category was 6.57%.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Q: Which factors had the greatest positive or negative effects on the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2015?

A: Successful stock selection results, notably among the Portfolio's consumer discretionary and information technology holdings, was the primary driver of the Portfolio's outperformance of the Russell Index during the period. However, stock selection results in the consumer staples and industrials sectors detracted from relative performance.

    With regard to sector allocation, where the Portfolio also outperformed the Russell Index overall, benchmark-relative returns during the period were aided by an overweight stance in the top-performing health care sector. Strong fundamentals and continued mergers-and-acquisitions activity buoyed the sector during the six-month period.

Q: Which individual stock selections had the greatest positive effect on the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2015?

A: Despite somewhat flat to negative stock selection results relative to the Russell Index in the health care sector, three positions in the sector - Neurocrine Biosciences, NPS Pharmaceuticals and Omnicare - represented three of the Portfolio's top four contributors to benchmark-relative performance during the period. The top contributor holding in the Portfolio during the period, Skyworks Solutions, came from the information technology sector, while G-III apparel was the top contributor from the consumer discretionary sector.

    Skyworks Solutions is a maker of wireless semiconductors that focus on radio frequencies for mobile handsets and web-connected devices. Skyworks' market share continues to grow, as proliferating mobile devices require integrated solutions and greater signal integrity in order to operate across global networks. Skyworks is also expanding into the broader world of connected devices across industrial, automotive and consumer settings - sometimes called the "Internet of Things." Neurocrine Biosciences is a biopharmaceutical company that researches and develops drugs for neurological and endocrine conditions. The company's lead product, Elagolix (an oral formulation), and one other drug candidate each have shown favorable results in clinical trials. The Portfolio's position in NPS Pharmaceuticals aided benchmark-relative performance during the period as the company agreed to be acquired by Shire, which is also a Portfolio holding. The announcement boosted NPS's stock price. Finally, Omnicare, a provider of pharmaceutical services to skilled nursing and assisted living facilities, agreed to be acquired by CVS Health, which drove Omnicare's share price higher.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

    G-III Apparel manufactures and distributes a wide range of clothing and accessories under its own brands as well as under license to others, including Calvin Klein. Operating at both wholesale and retail levels, G-III has executed very well, offering attractive brands at attractive prices. The company is also adept at turning around underperforming brands; for example, the brand of shoe merchant G.H. Bass has been broadly revitalized.

Q: Which individual stock selections detracted the most from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2015?

A: The chief performance detractor in the Portfolio during the period was Keurig Green Mountain, the consumer staples company known for its industry-dominating Keurig brand coffee brewers and K-Cups. Sales of newer Keurig models have disappointed - while the new model offers more features, unlike its predecessor, it accepts only licensed coffee pods. In addition, Keurig is working with Coca-Cola, owners of 17% of the company, to develop its KOLD system for single-serve cold drinks. Initial reaction to the venture from investment professionals was unenthusiastic amid concerns that pricing for the machines and pods would deter consumers. We believe that all of the issues will be resolved, and we've maintained the Portfolio's Keurig position.

    Shares of American Airlines, the portfolio's largest position in the industrials sector, also performed poorly during the six-month period. Investors have become concerned that other airlines may add capacity beyond what was previously anticipated, and those concerns have dampened the market's enthusiasm for airline stocks in general. In addition, American is seen to be at risk if oil prices increase because management has not hedged against rising energy costs. Nevertheless, we continue to believe American's shares are undervalued on a long-term basis. In our view, American should benefit for several years from the scale and synergies that have resulted from its merger with US Airways.

    Some other positions that detracted fairly significantly from the Portfolio's benchmark-relative returns during the six-month period included WageWorks (industrials), Insulet (health care) and LKQ (consumer discretionary).

Q: Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2015?

A: No. The Portfolio had no positions in derivative investments during the period.

Q:  What is your outlook for the second half of the year?

A: For a number of reasons, we continue to believe that U.S. equities are the most attractive investment alternative going forward. Lower oil prices, the strong dollar and recovering domestic employment trends seem likely to boost consumer confidence, while sluggish global economic growth and low commodity prices can potentially combine to contain inflation. Equity valuations are not low, but neither do they appear excessive in light of the current low-interest-rate environment and the very modest returns available in the fixed-income markets. However, a possible interest-rate hike by the Fed in the second half of the year may shake-up the markets for a time.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

U.S. companies have demonstrated an ability to meet earnings targets better than overseas firms. Also, the fastest-growing market segments - health care and information technology - weight more heavily in the U.S. than elsewhere. We believe investors should be willing to pay a premium for shares of companies that can exhibit sustainable growth rates and levels of innovation, and that have exposure primarily to domestic markets. We look for all of those positive traits when selecting the types of mid-cap equities we favor owning in the Portfolio.

Please refer to the Schedule of Investments on pages 8 to 15 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                                   Value
               COMMON STOCKS - 99.4%
               Energy - 4.5%
               Oil & Gas Equipment & Services - 0.5%
       5,862   Core Laboratories NV                                    $     668,502
                                                                       -------------
               Oil & Gas Exploration & Production - 3.3%
      38,845   Cabot Oil & Gas Corp.                                   $   1,225,171
       8,249   Cimarex Energy Co.                                            909,947
      67,307   Memorial Resource Development Corp.*                        1,276,814
      28,131   Whiting Petroleum Corp.*                                      945,202
                                                                       -------------
                                                                       $   4,357,134
                                                                       -------------
               Oil & Gas Storage & Transportation - 0.7%
       6,367   Golar LNG, Ltd.                                         $     297,976
       7,740   SemGroup Corp.                                                615,175
                                                                       -------------
                                                                       $     913,151
                                                                       -------------
               Total Energy                                            $   5,938,787
                                                                       -------------
               Materials - 4.6%
               Commodity Chemicals - 1.2%
      14,250   Methanex Corp.                                          $     793,155
      10,909   Westlake Chemical Corp.                                       748,248
                                                                       -------------
                                                                       $   1,541,403
                                                                       -------------
               Fertilizers & Agricultural Chemicals - 0.2%
       2,331   Agrium, Inc.                                            $     246,969
                                                                       -------------
               Specialty Chemicals - 1.9%
       8,297   Cytec Industries, Inc.                                  $     502,217
      19,516   Flotek Industries, Inc.*                                      244,535
       5,990   RPM International, Inc.                                       293,330
       2,889   The Sherwin-Williams Co.                                      794,533
       6,139   WR Grace & Co.*                                               615,742
                                                                       -------------
                                                                       $   2,450,357
                                                                       -------------
               Construction Materials - 0.7%
       6,097   Eagle Materials, Inc.                                   $     465,384
       3,266   Martin Marietta Materials, Inc.                               462,172
                                                                       -------------
                                                                       $     927,556
                                                                       -------------
               Metal & Glass Containers - 0.4%
      18,067   Berry Plastics Group, Inc.*                             $     585,371
                                                                       -------------
               Paper Packaging - 0.2%
       4,215   Packaging Corp of America                               $     263,395
                                                                       -------------
               Total Materials                                         $   6,015,051
                                                                       -------------
               Capital Goods - 6.9%
               Aerospace & Defense - 1.1%
      11,521   B/E Aerospace, Inc.*                                    $     632,503
       9,267   Rockwell Collins, Inc.                                        855,807
                                                                       -------------
                                                                       $   1,488,310
                                                                       -------------
               Building Products - 0.5%
       8,224   Masonite International Corp.                            $     576,585
                                                                       -------------
               Construction & Engineering - 0.6%
      41,378   KBR, Inc.                                               $     806,043
                                                                       -------------
               Electrical Components & Equipment - 0.5%
       3,752   Acuity Brands, Inc.                                     $     675,285
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                                   Value
               Industrial Conglomerates - 1.6%
      12,058   Carlisle Companies, Inc.                                $   1,207,247
       4,707   Roper Technologies, Inc.                                      811,769
                                                                       -------------
                                                                       $   2,019,016
                                                                       -------------
               Construction & Farm Machinery & Heavy Trucks - 1.6%
      12,709   WABCO Holdings, Inc.*                                   $   1,572,357
       5,770   Wabtec Corp./DE                                               543,765
                                                                       -------------
                                                                       $   2,116,122
                                                                       -------------
               Industrial Machinery - 0.7%
      12,809   Chart Industries, Inc.*                                 $     457,922
       7,205   Dover Corp.                                                   505,647
                                                                       -------------
                                                                       $     963,569
                                                                       -------------
               Trading Companies & Distributors - 0.3%
       4,430   United Rentals, Inc.*                                   $     388,157
                                                                       -------------
               Total Capital Goods                                     $   9,033,087
                                                                       -------------
               Commercial Services & Supplies - 3.3%
               Diversified Support Services - 1.0%
       6,130   Cintas Corp.                                            $     518,537
      30,124   TransUnion                                                    756,112
                                                                       -------------
                                                                       $   1,274,649
                                                                       -------------
               Human Resource & Employment Services - 2.3%
      13,197   ManpowerGroup, Inc.                                     $   1,179,548
      10,425   On Assignment, Inc.*                                          409,494
       9,851   Towers Watson & Co.                                         1,239,256
       6,783   WageWorks, Inc.*                                              274,372
                                                                       -------------
                                                                       $   3,102,670
                                                                       -------------
               Total Commercial Services & Supplies                    $   4,377,319
                                                                       -------------
               Transportation - 5.1%
               Air Freight & Logistics - 0.4%
      12,665   Hub Group, Inc.*                                        $     510,906
                                                                       -------------
               Airlines - 2.7%
      56,599   American Airlines Group, Inc.                           $   2,260,281
      24,270   United Continental Holdings, Inc.*                          1,286,553
                                                                       -------------
                                                                       $   3,546,834
                                                                       -------------
               Marine - 0.4%
       6,946   Kirby Corp.*                                            $     532,480
                                                                       -------------
               Railroads - 0.4%
       5,851   Kansas City Southern                                    $     533,611
                                                                       -------------
               Trucking - 0.7%
      10,419   Ryder System, Inc.                                      $     910,308
                                                                       -------------
               Airport Services - 0.5%
       7,897   Macquarie Infrastructure Corp.                          $     652,529
                                                                       -------------
               Total Transportation                                    $   6,686,668
                                                                       -------------
               Automobiles & Components - 2.3%
               Auto Parts & Equipment - 2.3%
      10,917   BorgWarner, Inc.                                        $     620,522
      21,428   Lear Corp.                                                  2,405,507
                                                                       -------------
                                                                       $   3,026,029
                                                                       -------------
               Total Automobiles & Components                          $   3,026,029
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                         Value
               Consumer Durables & Apparel - 2.4%
               Home Furnishings - 0.4%
       3,017   Mohawk Industries, Inc.*                                $     575,945
                                                                       -------------
               Household Appliances - 0.5%
       3,657   Whirlpool Corp.                                         $     632,844
                                                                       -------------
               Leisure Products - 0.1%
       5,222   Performance Sports Group, Ltd.                          $      93,996
                                                                       -------------
               Apparel, Accessories & Luxury Goods - 1.4%
      17,374   G-III Apparel Group, Ltd.*                              $   1,222,261
      21,024   Hanesbrands, Inc.                                             700,520
                                                                       -------------
                                                                       $   1,922,781
                                                                       -------------
               Total Consumer Durables & Apparel                       $   3,225,566
                                                                       -------------
               Consumer Services - 4.8%
               Hotels, Resorts & Cruise Lines - 1.0%
      22,605   Hilton Worldwide Holdings, Inc.                         $     622,768
      11,054   Norwegian Cruise Line Holdings, Ltd.*                         619,466
                                                                       -------------
                                                                       $   1,242,234
                                                                       -------------
               Restaurants - 3.2%
       2,667   Chipotle Mexican Grill, Inc.*                           $   1,613,508
      24,047   Dave & Buster's Entertainment, Inc.                           867,856
       6,665   Jack in the Box, Inc.*                                        587,586
       2,665   Panera Bread Co.*                                             465,762
      23,767   Sonic Corp.*                                                  684,490
                                                                       -------------
                                                                       $   4,219,202
                                                                       -------------
               Specialized Consumer Services - 0.6%
      27,154   H&R Block, Inc.                                         $     805,116
                                                                       -------------
               Total Consumer Services                                 $   6,266,552
                                                                       -------------
               Media - 0.8%
               Cable & Satellite - 0.8%
       9,249   Liberty Global Plc (Class A)*                           $     500,093
      11,821   Liberty Global Plc (Class C)*                                 598,497
                                                                       -------------
                                                                       $   1,098,590
                                                                       -------------
               Total Media                                             $   1,098,590
                                                                       -------------
               Retailing - 8.9%
               Internet Retail - 0.7%
       1,497   Netflix, Inc.*                                          $     983,439
                                                                       -------------
               General Merchandise Stores - 1.5%
      25,700   Dollar Tree, Inc.*                                      $   2,030,043
                                                                       -------------
               Apparel Retail - 1.7%
      13,817   Ross Stores, Inc.                                       $     671,644
      12,586   The Men's Wearhouse, Inc.                                     806,385
      10,621   The TJX Companies, Inc.                                       702,792
                                                                       -------------
                                                                       $   2,180,821
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                         Value
               Home Improvement Retail - 0.8%
      14,810   Lowe's Companies, Inc.                                  $     991,826
                                                                       -------------
               Specialty Stores - 2.3%
       5,850   Signet Jewelers, Ltd.                                   $     750,204
      13,333   Tractor Supply Co.*                                         1,199,170
       6,813   Ulta Salon Cosmetics & Fragrance, Inc.*                     1,052,268
                                                                       -------------
                                                                       $   3,001,642
                                                                       -------------
               Automotive Retail - 1.9%
      10,490   Advance Auto Parts, Inc.                                $   1,670,952
       7,812   Lithia Motors, Inc.                                           884,006
                                                                       -------------
                                                                       $   2,554,958
                                                                       -------------
               Total Retailing                                         $  11,742,729
                                                                       -------------
               Food & Staples Retailing - 2.0%
               Drug Retail - 0.8%
      10,354   CVS Health Corp.                                        $   1,085,928
                                                                       -------------
               Food Retail - 1.2%
      21,317   The Kroger Co.                                          $   1,545,696
                                                                       -------------
               Total Food & Staples Retailing                          $   2,631,624
                                                                       -------------
               Food, Beverage & Tobacco - 5.3%
               Brewers - 0.6%
      11,330   Molson Coors Brewing Co. (Class B)                      $     790,947
                                                                       -------------
               Distillers & Vintners - 0.9%
      10,927   Constellation Brands, Inc.*                             $   1,267,751
                                                                       -------------
               Soft Drinks - 1.0%
       9,682   Monster Beverage Corp.                                  $   1,297,582
                                                                       -------------
               Packaged Foods & Meats - 2.8%
       3,491   Diamond Foods, Inc.*                                    $     109,548
      10,738   Hormel Foods Corp.                                            605,301
      27,073   Keurig Green Mountain, Inc.                                 2,074,604
      20,485   Tyson Foods, Inc.                                             873,276
                                                                       -------------
                                                                       $   3,662,729
                                                                       -------------
               Total Food, Beverage & Tobacco                          $   7,019,009
                                                                       -------------
               Health Care Equipment & Services - 8.9%
               Health Care Equipment - 3.7%
     125,272   Boston Scientific Corp.*                                $   2,217,314
      12,541   Edwards Lifesciences Corp.*                                 1,786,215
      27,796   Insulet Corp.*                                                861,259
                                                                       -------------
                                                                       $   4,864,788
                                                                       -------------
               Health Care Supplies - 1.9%
      26,318   Align Technology, Inc.*                                 $   1,650,402
      58,328   Endologix, Inc.*                                              894,752
                                                                       -------------
                                                                       $   2,545,154
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
               Health Care Distributors - 1.4%
      22,210   Cardinal Health, Inc.                                   $   1,857,866
                                                                       -------------
               Health Care Services - 1.3%
      13,634   MEDNAX, Inc.*                                           $   1,010,416
       7,188   Omnicare, Inc.                                                677,469
                                                                       -------------
                                                                       $   1,687,885
                                                                       -------------
               Managed Health Care - 0.6%
       8,507   WellCare Health Plans, Inc.*                            $     721,649
                                                                       -------------
               Total Health Care Equipment & Services                  $  11,677,342
                                                                       -------------
               Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
               Biotechnology - 3.0%
      25,805   Alkermes Plc*                                           $   1,660,294
      12,888   Neurocrine Biosciences, Inc.*                                 615,531
      10,322   TESARO, Inc.*                                                 606,830
       8,857   Vertex Pharmaceuticals, Inc.*                               1,093,662
                                                                       -------------
                                                                       $   3,976,317
                                                                       -------------
               Pharmaceuticals - 3.9%
      22,171   Endo International Plc                                  $   1,765,920
      10,599   Jazz Pharmaceuticals Plc*                                   1,866,166
       3,558   Mylan NV                                                      241,446
       5,417   Shire Plc (A.D.R.)                                          1,308,151
                                                                       -------------
                                                                       $   5,181,683
                                                                       -------------
               Life Sciences Tools & Services - 1.2%
      21,803   Charles River Laboratories International, Inc.*         $   1,533,623
                                                                       -------------
               Total Pharmaceuticals, Biotechnology & Life Sciences    $  10,691,623
                                                                       -------------
               Banks - 1.0%
               Regional Banks - 1.0%
      13,843   BankUnited, Inc.*                                       $     497,379
       5,153   Signature Bank*                                               754,348
                                                                       -------------
                                                                       $   1,251,727
                                                                       -------------
               Total Banks                                             $   1,251,727
                                                                       -------------
               Diversified Financials - 6.1%
               Other Diversified Financial Services - 0.4%
      40,969   Boulevard Acquisition Corp.                             $     512,112
                                                                       -------------
               Specialized Finance - 2.4%
       6,796   Intercontinental Exchange, Inc.                         $   1,519,654
      33,421   The NASDAQ OMX Group, Inc.                                  1,631,279
                                                                       -------------
                                                                       $   3,150,933
                                                                       -------------
               Consumer Finance - 1.2%
      26,965   Discover Financial Services, Inc.                       $   1,553,723
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                         Value
               Asset Management & Custody Banks - 2.1%
       6,494   Affiliated Managers Group, Inc.*                        $   1,419,588
      14,206   SEI Investments Co.                                           696,520
      17,202   The Blackstone Group LP                                       703,046
                                                                       -------------
                                                                       $   2,819,154
                                                                       -------------
               Total Diversified Financials                            $   8,035,922
                                                                       -------------
               Real Estate - 1.0%
               Health Care REIT - 0.3%
       7,428   Ventas, Inc.                                            $     461,205
                                                                       -------------
               Specialized REIT - 0.7%
      27,714   Weyerhaeuser Co.                                        $     872,991
                                                                       -------------
               Total Real Estate                                       $   1,334,196
                                                                       -------------
               Software & Services - 15.6%
               Internet Software & Services - 7.9%
      27,321   Akamai Technologies, Inc.*                              $   1,907,552
      12,048   comScore, Inc.*                                               641,676
       7,558   CoStar Group, Inc.*                                         1,521,123
      14,524   Criteo SA (A.D.R.)                                            692,359
       5,706   Demandware, Inc.*                                             405,582
      14,428   Facebook, Inc.*                                             1,237,417
         914   Google, Inc. (Class A)*                                       493,597
         930   Google, Inc. (Class C)                                        484,074
      43,273   HomeAway, Inc.*                                             1,346,656
       4,904   LinkedIn Corp.*                                             1,013,314
      18,815   Twitter, Inc.*                                                681,479
                                                                       -------------
                                                                       $  10,424,829
                                                                       -------------
               IT Consulting & Other Services - 0.4%
       6,672   Gartner, Inc.*                                          $     572,324
                                                                       -------------
               Data Processing & Outsourced Services - 1.5%
       1,570   Alliance Data Systems Corp.*                            $     458,346
       8,352   MasterCard, Inc.                                              780,745
      30,844   Sabre Corp.                                                   734,087
                                                                       -------------
                                                                       $   1,973,178
                                                                       -------------
               Application Software - 4.4%
       7,043   ANSYS, Inc.*                                            $     642,603
      14,758   Autodesk, Inc.*                                               739,007
      30,812   Cadence Design Systems, Inc.*                                 605,764
       9,629   Intuit, Inc.                                                  970,314
      25,049   Qlik Technologies, Inc.*                                      875,713
      11,123   salesforce.com inc*                                           774,494
       9,241   Splunk, Inc.*                                                 643,358
       9,343   SS&C Technologies Holdings, Inc.*                             583,938
                                                                       -------------
                                                                       $   5,835,191
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
               Systems Software - 1.4%
      14,354   Fleetmatics Group Plc*                                  $     672,198
       7,526   ServiceNow, Inc.*                                             559,257
       4,831   Tableau Software, Inc.*                                       557,014
                                                                       -------------
                                                                       $   1,788,469
                                                                       -------------
               Total Software & Services                               $  20,593,991
                                                                       -------------
               Technology Hardware & Equipment - 1.1%
               Communications Equipment - 1.1%
       6,811   F5 Networks, Inc.*                                      $     819,704
       3,509   Palo Alto Networks, Inc.*                                     613,022
                                                                       -------------
                                                                       $   1,432,726
                                                                       -------------
               Total Technology Hardware & Equipment                   $   1,432,726
                                                                       -------------
               Semiconductors & Semiconductor Equipment - 4.7%
               Semiconductors - 4.7%
      14,934   Avago Technologies, Ltd.                                $   1,985,177
      17,040   Broadcom Corp.                                                877,390
      26,668   Skyworks Solutions, Inc.*                                   2,776,142
       7,008   Synaptics, Inc.*                                              607,839
                                                                       -------------
                                                                       $   6,246,548
                                                                       -------------
               Total Semiconductors & Semiconductor Equipment          $   6,246,548
                                                                       -------------
               Telecommunication Services - 1.8%
               Alternative Carriers - 0.8%
      20,502   Level 3 Communications, Inc.*                           $   1,079,840
                                                                       -------------
               Wireless Telecommunication Services - 1.0%
      11,641   SBA Communications Corp.*                               $   1,338,366
                                                                       -------------
               Total Telecommunication Services                        $   2,418,206
                                                                       -------------
               Utilities - 0.2%
               Independent Power Producers & Energy Traders - 0.2%
       7,832   Dynegy, Inc.*                                           $     229,086
                                                                       -------------
               Total Utilities                                         $     229,086
                                                                       -------------
               TOTAL COMMON STOCKS
               (Cost $103,523,648)                                     $ 130,972,378
                                                                       -------------
               TOTAL INVESTMENT IN SECURITIES - 99.4%
               (Cost $103,523,648) (a)                                 $ 130,972,378
                                                                       -------------
               OTHER ASSETS & LIABILITIES - 0.6%                       $     804,075
                                                                       -------------
               TOTAL NET ASSETS - 100.0%                               $ 131,776,453
                                                                       =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $104,030,942 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                             $28,425,392
            Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                              (1,483,956)
                                                                                      -----------
            Net unrealized appreciation                                               $26,941,436
                                                                                      ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $47,317,131 and $54,939,875, respectively. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:

                              Level 1        Level 2    Level 3         Total
Common Stocks             $  130,972,378      $--        $--       $  130,972,378
                          --------------      -----      -----     --------------
    Total                 $  130,972,378      $--        $--       $  130,972,378
                          ==============      =====      =====     ==============

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             Six Months
                                               Ended
                                              6/30/15        Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                            (unaudited)      12/31/14        12/31/13      12/31/12       12/31/11       12/31/10
Class I
Net asset value, beginning of period        $    28.73      $    32.78      $    24.07    $   22.49      $   23.01       $   19.14
                                            ----------      ----------      ----------    ---------      ---------       ---------
Increase (decrease) from investment
  operations:
  Net investment income (loss)              $    (0.02)     $    (0.07)     $    (0.11)   $   (0.09)     $   (0.13)      $   (0.09)
  Net realized and unrealized gain (loss)
    on investments                                1.53            2.93           10.05         1.67          (0.39)           3.96
                                            ----------      ----------      ----------    ---------      ---------       ---------
     Net increase (decrease) from investment
       operations                           $     1.51      $     2.86      $     9.94    $    1.58      $   (0.52)      $    3.87
Distribution to shareowners:
  Net investment income                     $       --      $       --      $       --    $      --      $      --       $      --
  Net realized gain                              (3.26)          (6.91)          (1.23)          --             --              --
                                            ----------      ----------      ----------    ---------      ---------       ---------
Total distributions                         $    (3.26)     $    (6.91)     $    (1.23)   $      --      $      --       $      --
                                            ----------      ----------      ----------    ---------      ---------       ---------
Net increase (decrease) in net asset value  $    (1.75)     $    (4.05)     $     8.71    $    1.58      $   (0.52)      $    3.87
                                            ----------      ----------      ----------    ---------      ---------       ---------
Net asset value, end of period              $    26.98      $    28.73      $    32.78    $   24.07      $   22.49       $   23.01
                                            ==========      ==========      ==========    =========      =========       =========
Total return*                                     5.02%           9.43%(c)       42.46%        7.02%(b)      (2.26)%(a)      20.22%
Ratio of net expenses to average net assets       0.84%**         0.86%(d)        0.84%        0.85%          0.84%           0.85%
Ratio of net investment income (loss) to
  average net assets                             (0.15)%**       (0.25)%         (0.36)%      (0.34)%        (0.54)%         (0.44)%
Portfolio turnover rate                             72%**          106%            162%         135%           111%            119%
Net assets, end of period (in thousands)    $  131,776      $  132,496      $  135,657    $ 110,170      $ 121,377       $ 141,034
Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid
  indirectly:
  Total expenses to average net assets            0.84%**         0.86%           0.84%        0.87%          0.84%           0.87%
  Net investment income (loss) to
    average net assets                           (0.15)%**       (0.25)%         (0.36)%      (0.36)%        (0.54)%         (0.46)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**       Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(d)      Includes interest expense of 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $103,523,648)                                    $130,972,378
   Receivables --
     Investment securities sold                                                       1,960,923
     Portfolio shares sold                                                               57,134
     Dividends                                                                           39,766
     Due from Pioneer Investment Management, Inc.                                        20,906
  Other assets                                                                              378
                                                                                   ------------
         Total assets                                                              $133,051,485
                                                                                   ------------

LIABILITIES:
   Payables --
     Investment securities purchased                                               $    858,838
     Portfolio shares repurchased                                                        80,793
     Trustee fees                                                                            28
   Due to custodian                                                                     296,864
   Due to affiliates                                                                     11,312
   Accrued expenses                                                                      27,197
                                                                                   ------------
         Total liabilities                                                         $  1,275,032
                                                                                   ------------

NET ASSETS:
   Paid-in capital                                                                 $ 97,587,257
   Distributions in excess of net investment income                                     (66,960)
   Accumulated net realized gain on investments and foreign currency transactions     6,807,426
   Net unrealized appreciation on investments                                        27,448,730
                                                                                   ------------
         Total net assets                                                          $131,776,453
                                                                                   ============

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $131,776,453/4,883,395 shares)                                $      26.98
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,536)                    $454,469
  Interest                                                                  4,252
                                                                         --------
        Total investment income                                                        $  458,721
                                                                                       ----------

EXPENSES:
  Management fees                                                        $493,884
  Transfer agent fees                                                         750
  Administrative reimbursement                                             21,167
  Custodian fees                                                           12,551
  Professional fees                                                        22,772
  Printing expense                                                          2,654
  Fees and expenses of nonaffiliated Trustees                               4,017
  Miscellaneous                                                             3,366
                                                                         --------
         Total expenses                                                                $  561,161
                                                                                       ----------
             Net investment loss                                                       $ (102,440)
                                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                                     $7,371,566
                                                                                       ----------
  Change in net unrealized appreciation (depreciation) on investments                  $ (717,036)
                                                                                       ----------
  Net gain on investments                                                              $6,654,530
                                                                                       ----------
  Net increase in net assets resulting from operations                                 $6,552,090
                                                                                       ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Six Months
                                                                               Ended
                                                                              6/30/15        Year Ended
                                                                            (unaudited)       12/31/14
FROM OPERATIONS:
Net investment loss                                                        $    (102,440)  $    (339,150)
Net realized gain on investments, foreign currency
   transactions, class actions and written options                             7,371,566      14,545,176
Change in net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                             (717,036)     (2,287,396)
                                                                           -------------   -------------
                                                                           $   6,552,090   $  11,918,630
                                                                           -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
      Class I ($3.26 and $6.91 per share, respectively)                    $ (14,324,794)  $ (27,088,770)
                                                                           -------------   -------------
         Total distributions to shareowners                                $ (14,324,794)  $ (27,088,770)
                                                                           -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           $   2,878,136   $   6,866,746
Reinvestment of distributions                                                 14,324,794      27,088,770
Cost of shares repurchased                                                   (10,149,603)    (21,947,041)
                                                                           -------------   -------------
   Net increase in net assets resulting from Portfolio share transactions  $   7,053,327   $  12,008,475
                                                                           -------------   -------------
   Net decrease in net assets                                              $    (719,377)  $  (3,161,665)
NET ASSETS:
Beginning of period                                                        $ 132,495,830   $ 135,657,495
                                                                           -------------   -------------
End of period                                                              $ 131,776,453   $ 132,495,830
                                                                           -------------   -------------
Undistributed (distributions in excess of) net investment income           $     (66,960)  $      35,480
                                                                           =============   =============

                               `15 Shares   `15 Amount
                               (unaudited)  (unaudited)  `14 Shares    `14 Amount
CLASS I
Shares sold                       94,061   $  2,878,136     229,741   $  6,866,746
Reinvestment of distributions    519,956     14,324,794     974,416     27,088,770
Less shares repurchased         (341,670)   (10,149,603)   (731,373)   (21,947,041)
                               ---------   ------------   ---------   ------------
   Net increase                  272,347   $  7,053,327     472,784   $ 12,008,475
                               =========   ============   =========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio), formerly Pioneer Growth Opportunities VCT Portfolio, is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

E.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                       2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                 $  9,443,435
    Long-term capital gain                                            17,645,335
                                                                    ------------
         Total distributions                                        $ 27,088,770
                                                                    ============

    Distributable Earnings
    Undistributed long-term gain                                    $ 14,324,755
    Current year post October loss                                       (21,327)
    Net unrealized appreciation                                       27,658,472
                                                                    ------------
         Total                                                      $ 41,961,900
                                                                    ============

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustment relating to partnerships.

F.  Portfolio Shares

    The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

G.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,187 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to PIMSS at June 30, 2015.

4. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no outstanding forward foreign currency contracts during the six months ended June 30, 2015.

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer   Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial Officer
Christopher J. Kelley, Secretary and Chief Legal
Officer                                                Trustees
                                                       Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
Investment Adviser and Administrator                   Kenneth J. Taubes
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19616-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        27

  Notes to Financial Statements                                               32

  Trustees, Officers and Service Providers                                    45

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 41.0%
U.S. Corporate Bonds                                                       28.6%
Collateralized Mortgage Obligations                                        14.6%
International Corporate Bonds                                               5.9%
Asset Backed Securities                                                     2.9%
Senior Secured Loans                                                        2.9%
Municipal Bonds                                                             2.4%
U.S. Preferred Stocks                                                       1.0%
Convertible Preferred Stocks                                                0.7%

Five Largest Holdings
(As a percentage of total long-term holdings)*

--------------------------------------------------------------------------------
1. Fannie Mae, 4.5%, 6/1/44                                                2.57%
--------------------------------------------------------------------------------
2. U.S. Treasury Bonds, 4.5%, 2/15/36                                      2.25
--------------------------------------------------------------------------------
3. Fannie Mae, 4.5%, 7/14/15                                               2.22
--------------------------------------------------------------------------------
4. U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                  2.09
--------------------------------------------------------------------------------
5. U.S. Treasury Note, Floating Rate Note, 1/31/17                         1.77
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/15           12/31/14
   Class I                                             $10.98            $11.23
   Class II                                            $11.00            $11.25

                               Net
Distributions per Share        Investment       Short-Term         Long-Term
(1/1/15 - 6/30/15)             Income           Capital Gains      Capital Gains
   Class I                     $0.1886          $0.0061            $0.0979
   Class II                    $0.1754          $0.0061            $0.0979

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Bond VCT      Pioneer Bond VCT         Barclays Aggregate
               Portfolio, Class I    Portfolio, Class II      Bond Index
6/30/2005      $10,000               $10,000                  $10,000
6/30/2006      $ 9,929               $ 9,904                  $ 9,919
6/30/2007      $10,543               $10,490                  $10,527
6/30/2008      $11,319               $11,235                  $11,276
6/30/2009      $11,963               $11,845                  $11,958
6/30/2010      $13,751               $13,581                  $13,094
6/30/2011      $14,670               $14,469                  $13,605
6/30/2012      $15,624               $15,380                  $14,622
6/30/2013      $16,205               $15,921                  $14,521
6/30/2014      $17,238               $16,890                  $15,156
6/30/2015      $17,543               $17,133                  $15,438

The Barclays Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                              Barclays Aggregate
                              Class I            Class II*            Bond Index
--------------------------------------------------------------------------------
10 Years                        5.78%               5.53%                  4.44%
5 Years                         4.99%               4.76%                  3.35%
1 Year                          1.77%               1.44%                  1.86%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007 is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

          Share Class                                        I           II
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15              $1,000.00    $1,000.00
          Ending Account Value on 6/30/15                $1,003.60    $1,002.50
          Expenses Paid During Period*                   $    3.08    $    4.27

* Expenses are equal to the Portfolio's annualized total expense ratio of 0.62% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

          Share Class                                        I            II
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15              $1,000.00    $1,000.00
          Ending Account Value on 6/30/15                $1,021.72    $1,020.53
          Expenses Paid During Period*                   $    3.11    $    4.31

* Expenses are equal to the Portfolio's annualized total expense ratio of 0.62% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

As fixed-income investors grew more confident about the underlying strength of the domestic economy during the second half of the six-month period ended June 30, 2015, credit-sensitive securities began improving in performance. At the same time, market interest rates, which had declined during the previous nine months, started moving higher, resulting in weakening returns from longer-maturity Treasuries and government debt instruments. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2015. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Charles Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2015?

A: Pioneer Bond VCT Portfolio's Class I shares returned 0.36% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned 0.25%, while the Portfolio's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned -0.10%. During the same period, the average return of the 20 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Funds category was 0.02%.

Q: How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2015?

A: A significant change occurred in the investment backdrop as the six-month period progressed. Early on, we saw a continuation of the trends that had dominated the market over the previous year: declining interest rates and a rally in Treasuries and other higher-quality, longer-maturity debt securities. The trends were a by-product of a series of anxieties that had rattled investors, including: changes in expectations with regard to the monetary policies of the world's central banks, as the European Central Bank initiated quantitative easing even as the Federal Reserve System (the Fed) ended it in the United States; a slowdown of economic growth in China; heightened geopolitical risks in the Middle East; a dramatic decline in world oil prices; a reduction in industrial capital investments as a consequence of the collapse of energy prices; and softness in consumer spending in the United States. Also in the U.S., the positive economic momentum we saw over much of the final half of 2014 appeared to be slackening early in 2015.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    While those factors dominated market sentiment and pushed Treasury prices up over the first three months of 2015, the tide started changing beginning in April. In the U.S., investors became more optimistic about economic growth as they focused on improving employment trends and the ongoing revival in the housing market. Also, the Treasury yield curve began steepening as market interest rates increased and widened the difference between yields of short-maturity and long-maturity debt securities. Performance of longer-maturity Treasuries began to weaken somewhat over the final months of the period, while other asset classes, including corporate bonds, bank loans and government agency mortgages, started to improve in performance. The U.S. dollar continued to outperform other major currencies during the period, including the euro and the Japanese yen.

Q: What were the main factors that affected the Portfolio's performance relative to the Barclays Index benchmark during the six-month period ended June 30, 2015?

A: The Portfolio outperformed its benchmark during the period primarily because of its shorter duration, which typically was 1.5 years less than that of the Barclays Index. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) We maintained a short-duration stance in the Portfolio because we believed the U.S. economy's fundamentals were inconsistent with the low Treasury yields we were seeing, and we believed the chances of market rates increasing were good. As longer-maturity yields started rising and the yield curve began steepening, the short-maturity stance helped the Portfolio's relative performance.

    Sector allocation also supported benchmark-relative returns during the six-month period, as the Portfolio had helpful exposures to several asset classes not included in the Barclays Index, including non-government agency mortgages and floating-rate bank loans. On the negative side, a significant underweight to U.S. Treasuries slightly detracted from the Portfolio's benchmark-relative returns despite the fact that the performance of Treasuries declined as the period progressed.

    With regard to individual security selection, the Portfolio's benchmark-relative returns benefited from particularly solid results among its holdings in the financials sector, and from government agency mortgages (where we emphasized securities with strong pre-payment protection).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

Q:  How was the Portfolio positioned as of June 30, 2015?

A: At the end of the six-month period, U.S. investment-grade corporate bonds represented the largest allocation of the Portfolio's invested assets, followed by government agency-backed mortgages and U.S. Treasuries. Other notable allocations included non-agency mortgage-backed securities (MBS), commercial MBS, U.S. high-yield corporate bonds, and bank loans.

Q: What factors affected the Portfolio's distributions to shareholders over the six-month period ended June 30, 2015?

A: As market yields began to increase over the second half of the six-month period, we started to see greater potential for the Portfolio to earn current income, given that we were able to invest in securities with higher yields. This was a welcome reversal of the trend we had seen over the previous six-month period ended December 31, 2014, when lower market yields had resulted in a decline in the Portfolio's distribution to shareholders.

Q: Did the Portfolio use any derivative securities during the six-month period ended June 30, 2015? If so, did they have any effect on the Portfolio's benchmark-relative performance?

A: Yes, we used Treasury futures as part of our strategy to maintain a low duration in the Portfolio. As the direction of market rates changed, we did not see much of an impact on results for the six-month period. The Portfolio also had some exposure to credit default swaps in an attempt to manage the risks associated with investments in credit-sensitive debt. The swaps exerted a very modest drag on the Portfolio's results.

Q:  What is your investment outlook?

A: While the U.S. economy appears to be gaining strength, we still see some uncertainty in the financial markets. The fiscal situation in Greece remains a concern and clouds the economic outlook for Europe, while recent volatility in Chinese equities has been a source of anxiety for the world capital markets.

    In the U.S., however, the economy appeared to be gathering strength during the second calendar quarter of 2015 after a very disappointing gross domestic product (GDP) report for the first quarter, when GDP actually declined at a 0.2% annual rate (later revised upward into positive territory, after period end). As employment continues to improve and the housing market rebounds, the Fed, clearly, is thinking about tightening monetary policy through an increase in short-term interest rates sometime in 2015.

    At the start of the second half of 2015, the financial markets remain volatile due to the many uncertainties we have outlined previously, even though we see more positive signs than negative ones when we examine economic fundamentals.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

    We continue to maintain a shorter-than-benchmark duration in the Portfolio, as we think the risks of rising interest rates are increasing. We also have maintained an overweight Portfolio position in credit-sensitive securities, including corporate bonds. In addition, we see attractive relative value in the mortgage sector, both in the government agency and non-agency areas. Given the reality that the Fed is moving toward tighter monetary policies than those of other major central banks, we think the U.S. dollar should continue to be strong, and we have continued to de-emphasize non-dollar-denominated securities in the Portfolio. Going forward, we think individual security selection should become an increasingly important performance factor.

Please refer to the Schedule of Investments on pages 8 to 26 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

              Floating
     Shares   Rate (b)                                                                                               Value
                         PREFERRED STOCKS - 1.0%
                         Banks - 0.6%
                         Diversified Banks - 0.4%
      9,000       7.12   Citigroup, Inc., Floating Rate Note (Perpetual)                                       $   246,330
      1,521       6.00   US Bancorp, Floating Rate Note (Perpetual)                                                 40,504
                                                                                                               -----------
                                                                                                               $   286,834
                                                                                                               -----------
                         Regional Banks - 0.2%
      1,000       6.25   CoBank ACB, Floating Rate Note (Perpetual) (144A)                                     $   103,031
        430       6.62   Fifth Third Bancorp, Floating Rate Note (Perpetual)                                        12,126
                                                                                                               -----------
                                                                                                               $   115,157
                                                                                                               -----------
                         Total Banks                                                                           $   401,991
                                                                                                               -----------
                         Diversified Financials - 0.1%
                         Investment Banking & Brokerage - 0.1%
      2,470       6.38   Morgan Stanley, Floating Rate Note (Perpetual)                                        $    62,886
                                                                                                               -----------
                         Total Diversified Financials                                                          $    62,886
                                                                                                               -----------
                         Insurance - 0.3%
                         Property & Casualty Insurance - 0.3%
      4,800       7.38   Delphi Financial Group, Inc., Floating Rate Note, 5/15/37                             $   120,300
      2,900       5.10   The Allstate Corp., Floating Rate Note, 1/15/53                                            72,703
                                                                                                               -----------
                                                                                                               $   193,003
                                                                                                               -----------
                         Total Insurance                                                                       $   193,003
                                                                                                               -----------
                         TOTAL PREFERRED STOCKS
                         (Cost $628,053)                                                                       $   657,880
                                                                                                               -----------
                         CONVERTIBLE PREFERRED STOCK - 0.3%
                         Banks - 0.3%
                         Diversified Banks - 0.3%
       155               Wells Fargo & Co., 7.5% (Perpetual)                                                   $   182,125
                                                                                                               -----------
                         TOTAL CONVERTIBLE PREFERRED STOCK
                         (Cost $152,770)                                                                       $   182,125
                                                                                                               -----------

  Principal   Floating
 Amount ($)   Rate (b)
                         ASSET BACKED SECURITIES - 2.8%
                         Food & Staples Retailing - 0.1%
                         Food Retail - 0.1%
     48,313              CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                                 $    49,060
                                                                                                               -----------
                         Total Food & Staples Retailing                                                        $    49,060
                                                                                                               -----------
                         Health Care Equipment & Services - 0.1%
                         Health Care Distributors - 0.1%
    100,000              OneMain Financial Issuance Trust 2015-1, 3.19%, 3/18/26 (144A)                        $   101,421
                                                                                                               -----------
                         Total Health Care Equipment & Services                                                $   101,421
                                                                                                               -----------
                         Banks - 2.1%
                         Thrifts & Mortgage Finance - 2.1%
      4,332       6.49   ACE Securities Corp., Manufactured Housing Trust Series 2003-MH1,
                         Floating Rate Note, 8/15/30 (144A)                                                    $     4,345
    100,000              American Homes 4 Rent 2015-SFR1, 4.11%, 4/17/45 (144A)                                     99,196

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Thrifts & Mortgage Finance - (continued)
     40,000              Ascentium Equipment Receivables 2015-1 LLC, 3.24%, 1/10/22 (144A)                     $    40,169
    105,000              Bayview Financial Mortgage Pass-Through Trust 2006-A, 6.087%, 2/28/41 (Step)              109,701
    100,000              BCC Funding X LLC, 3.622%, 11/20/20 (144A)                                                100,250
     32,601       0.69   Bear Stearns Asset Backed Securities I Trust 2005-FR1, Floating Rate Note, 6/25/35         32,443
     20,393       0.68   Bear Stearns Asset Backed Securities Trust 2006-SD2, Floating Rate Note, 6/25/36           19,974
      4,142       0.58   Carrington Mortgage Loan Trust Series 2005-NC4, Floating Rate Note, 9/25/35                 4,115
     61,886       4.00   Citigroup Mortgage Loan Trust 2014-A, Floating Rate Note, 1/1/35 (144A)                    64,302
    121,971       4.81   Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35                       125,881
     56,561              Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                               56,986
     16,586       0.48   GSRPM Mortgage Loan Trust 2006-2, Floating Rate Note, 9/25/36 (144A)                       15,758
    100,000              Leaf Receivables Funding 10 LLC, 2.74%, 3/15/21 (144A)                                     99,090
     11,526              Lehman ABS Manufactured Housing Contract Trust 2001-B, 5.873%, 5/15/41                     12,168
     63,724       0.88   New Century Home Equity Loan Trust 2005-1, Floating Rate Note, 3/25/35                     63,193
     58,174       0.45   Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates
                         Series 2005-4, Floating Rate Note, 11/25/35                                                57,525
     18,494       5.46   Origen Manufactured Housing Contract Trust 2004-B, Floating Rate Note, 11/15/35            18,832
     23,655       0.44   RAAC Series 2006-RP2 Trust, Floating Rate Note, 2/25/37 (144A)                             23,341
    100,000       2.66   Springleaf Mortgage Loan Trust 2012-3, Floating Rate Note, 12/26/59 (144A)                100,436
     99,917              Store Master Funding I LLC, 3.75%, 4/20/45 (144A)                                          98,448
     26,116       0.41   Structured Asset Securities Corp Mortgage Loan Trust 2006-GEL4,
                         Floating Rate Note, 10/25/36 (144A)                                                        25,913
      3,773              Structured Asset Securities Corp., 4.77%, 10/25/34 (Step)                                   3,913
     17,681       1.13   Terwin Mortgage Trust Series TMTS 2003-8HE, Floating Rate Note, 12/25/34                   17,202
     73,664              Terwin Mortgage Trust Series TMTS 2005-16HE, 4.35892%, 9/25/36 (Step)                      75,891
     40,000              United Auto Credit Securitization Trust 2015-1, 2.92%, 6/17/19 (144A)                      40,086
     50,000              Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)                                             50,008
                                                                                                               -----------
                                                                                                               $ 1,359,166
                                                                                                               -----------
                         Total Banks                                                                           $ 1,359,166
                                                                                                               -----------
                         Diversified Financials - 0.5%
                         Other Diversified Financial Services - 0.1%
     50,000              Capital Auto Receivables Asset Trust 2013-1, 1.74%, 10/22/18                          $    50,136
     12,771              CNH Equipment Trust 2013-A, 0.69%, 6/15/18                                                 12,779
                                                                                                               -----------
                                                                                                               $    62,915
                                                                                                               -----------
                         Specialized Finance - 0.3%
    115,950              Domino's Pizza Master Issuer LLC, 5.216%, 1/27/42 (144A)                              $   119,686
     45,067              JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                                              47,367
                                                                                                               -----------
                                                                                                               $   167,053
                                                                                                               -----------
                         Consumer Finance - 0.1%
     25,000              AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19                        $    25,038
      3,634              First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)                              3,637
     25,000              First Investors Auto Owner Trust 2013-1, 2.02%, 1/15/19 (144A)                             25,009
     16,230              Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17                             16,333
     25,000              Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18                               25,281
                                                                                                               -----------
                                                                                                               $    95,298
                                                                                                               -----------
                         Total Diversified Financials                                                          $   325,266
                                                                                                               -----------
                         TOTAL ASSET BACKED SECURITIES
                         (Cost $1,812,655)                                                                     $ 1,834,913
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS - 13.8%
                         Banks - 12.5%
                         Thrifts & Mortgage Finance - 12.5%
    212,252       3.50   Agate Bay Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                   $   211,705
    108,669       3.50   Agate Bay Mortgage Trust 2015-2, Floating Rate Note, 3/25/45 (144A)                       111,347
     65,410              Alternative Loan Trust 2003-21T1, 5.75%, 12/25/33                                          68,434
      4,294              Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                                             4,333
    170,000       1.09   Alternative Loan Trust 2004-J5, Floating Rate Note, 8/25/34                               156,844
    100,000       2.39   BAMLL Commercial Mortgage Securities Trust 2014-FL1, Floating
                         Rate Note, 12/17/31 (144A)                                                                100,190
    100,000       1.90   BAMLL Commercial Mortgage Securities Trust 2015-ASHF, Floating
                         Rate Note, 1/18/28 (144A)                                                                 100,002
     35,415              Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33                              36,693
     15,349              Banc of America Funding 2003-3 Trust, 5.5%, 10/25/33                                       15,911
     53,839       2.71   Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33                         54,163
     14,764              Banc of America Mortgage Trust 2004-11, 5.75%, 1/25/35                                     15,093
     47,957              Banc of America Mortgage Trust 2004-9, 5.5%, 11/25/34                                      48,784
    352,307              Bayview Commercial Asset Trust 2007-4, 3.490266%, 9/25/37 (Step) (144A) (c)                11,978
     35,010       0.89   Bear Stearns ALT-A Trust 2004-12, Floating Rate Note, 1/25/35                              33,851
     59,236       0.79   Bear Stearns ALT-A Trust 2004-4, Floating Rate Note, 6/25/34                               56,713
     58,156       5.26   Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20,
                         Floating Rate Note, 10/12/42                                                               58,268
     38,022       0.89   Bella Vista Mortgage Trust 2004-1, Floating Rate Note, 11/20/34                            33,818
     28,093       2.60   CHL Mortgage Pass-Through Trust 2003-56, Floating Rate Note, 12/25/33                      28,249
     23,731              Citigroup Mortgage Loan Trust, Inc., 5.5%, 9/25/34                                         25,502
     42,181              Citigroup Mortgage Loan Trust, Inc., 6.75%, 9/25/34                                        46,341
     25,000              COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                                     26,134
     25,000              COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                                            25,469
     23,000              COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                           23,052
    100,000              COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44                                            106,368
     50,000              COMM 2013-LC6 Mortgage Trust, 2.941%, 1/12/46                                              49,959
    100,000       2.34   COMM 2014-FL5 Mortgage Trust, Floating Rate Note, 10/17/31 (144A)                          99,875
    115,000       1.94   COMM 2014-SAVA Mortgage Trust, Floating Rate Note, 6/15/34 (144A)                         114,818
    100,000              COMM 2015-CCRE23 Mortgage Trust, 3.807%, 5/12/48 (144A)                                   101,682
    125,000              Commercial Mortgage Pass Through Certificates, 2.822%, 10/17/45                           124,471
     32,982       2.13   Commercial Mortgage Pass Through Certificates, Floating Rate Note, 11/19/26 (144A)         32,972
     67,432              Credit Suisse Commercial Mortgage Trust Series 2007-C1, 5.361%, 2/15/40                    70,491
     59,899       5.23   Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note, 12/17/40         60,044
     11,912       2.78   Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note, 6/25/34          11,558
    147,479       3.00   CSMC Trust 2014-WIN1, Floating Rate Note, 9/25/44 (144A)                                  148,735
    161,944       3.50   CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                                 164,501
    171,039              CSMC Trust 2015-2, 3.0%, 2/25/45                                                          173,605
    100,000       3.38   GAHR Commercial Mortgage Trust 2015-NRF, Floating Rate Note, 12/15/34 (144A)               99,286
     61,232       0.46   Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32                          58,855
        697       5.30   GMAC Commercial Mortgage Securities, Inc., Series 2004-C2 Trust,
                         Floating Rate Note, 8/10/38                                                                   698
    100,000              GS Mortgage Securities Corp., Trust 2012-SHOP, 2.933%, 6/6/31 (144A)                      102,719
     50,000              GS Mortgage Securities Corp., II, 3.377%, 5/10/45                                          51,836

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Banks - (continued)
     25,000              GS Mortgage Securities Corp., II, 3.682%, 2/10/46 (144A)                              $    25,071
     11,893       0.99   Impac CMB Trust Series 2004-6, Floating Rate Note, 10/25/34                                11,311
     21,085       0.39   Impac Secured Assets Trust 2006-5, Floating Rate Note, 12/25/36                            19,825
     50,000       3.28   Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)                      50,301
    120,000              JP Morgan Chase Commercial Mortgage Securities Corp., 2.84%, 12/17/47                     119,619
    100,000       5.13   JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP3,
                         Floating Rate Note, 8/15/42                                                                99,968
     78,629       5.24   JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5,
                         Floating Rate Note, 12/15/44                                                               78,806
     15,163              JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.397%, 5/15/45            15,708
    100,000              JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 REMICS,
                         3.8046%, 7/15/47                                                                          103,971
    100,000       2.39   JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4
                         REMICS, Floating Rate Note, 12/16/30 (144A)                                                99,862
    100,000       2.29   JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL5
                         REMICS, Floating Rate Note, 7/15/31 (144A)                                                 99,645
     12,527       2.49   JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33                             12,488
     43,161       2.51   JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34                              44,049
     20,444       2.49   JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34                              20,746
    108,276              JP Morgan Mortgage Trust 2004-S1, 6.0%, 9/25/34                                           114,114
    140,926       3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                       137,268
    182,212       3.54   JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                       180,687
     86,280       3.50   JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)                 87,138
    195,916       3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                       199,053
    139,884       3.43   JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                       142,990
    107,058       3.00   JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                      109,107
     45,119       3.04   JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                       44,232
    121,126       0.00   JP Morgan Mortgage Trust, 2014-OAK4-B1, Floating Rate Note, 9/25/44 (d)                   120,768
     62,663       2.50   La Hipotecaria Panamanian Mortgage Trust 2010-1, Floating Rate Note, 9/8/39 (144A)         65,032
      5,211              LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31                                   5,268
      5,730       1.13   Lehman Brothers Small Balance Commercial Mortgage Trust 2007-3 Class
                         1A4, Floating Rate Note, 10/25/37 (144A)                                                    5,699
     43,213       0.43   Lehman Brothers Small Balance Commercial, Floating Rate Note, 2/25/30 (144A)               40,842
     87,286       2.18   LSTAR Securities Investment Trust 2015-1, Floating Rate Note, 1/1/20 (144A)                86,337
     99,579       2.18   LSTAR Securities Investment Trust 2015-4, Floating Rate Note, 4/1/20 (144A)                98,365
     46,790       2.11   MASTR Adjustable Rate Mortgages Trust 2003-3, Floating Rate Note, 9/25/33                  46,924
    128,796              MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                                        131,078
     68,540       0.67   Mellon Residential Funding Corp., Mortgage Pass-Through Trust Series
                         2000 TBC2, Floating Rate Note, 6/15/30                                                     65,048
    100,000       5.47   Morgan Stanley Capital I Trust 2005-IQ10, Floating Rate Note, 9/15/42                     100,551
    100,000       5.79   Morgan Stanley Capital I Trust 2006-HQ9, Floating Rate Note, 7/12/44                      103,732
    116,361       6.01   Morgan Stanley Capital I Trust 2006-TOP23, Floating Rate Note, 8/12/41                    120,110
    238,000       0.00   New Residential Mortgage Loan Trust 2015-1, Floating Rate Note, 4/25/52 (144A) (d)        242,094
     72,008       3.32   NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                              70,111
    228,674       3.25   NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                             224,969
    122,939       3.25   NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                             125,321
      6,877              PHH Mortgage Capital LLC, 6.600001%, 12/25/27 (Step) (144A)                                 6,888
      2,777              RALI Series 2003-QR24 Trust REMICS, 4.0%, 7/25/33                                           2,774

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Banks - (continued)
     26,195              RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                                            $    27,029
     23,088              RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                                                 23,528
    100,000              RREF 2015-LT7 LLC, 3.0%, 12/25/32 (144A)                                                   99,922
     28,134       0.85   Sequoia Mortgage Trust 2003-2, Floating Rate Note, 6/20/33                                 26,782
     60,026       0.83   Sequoia Mortgage Trust 2004-10, Floating Rate Note, 11/20/34                               56,568
    120,870       1.81   Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                               109,930
    129,905       3.54   Sequoia Mortgage Trust 2013-3, Floating Rate Note, 3/25/43                                130,277
    185,086       2.33   Sequoia Mortgage Trust 2013-4 REMICS, Floating Rate Note, 4/27/43                         171,296
    106,270       3.51   Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/25/43                                105,834
    158,103       2.50   Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                147,672
     85,461       3.00   Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                 82,363
    105,032       3.56   Sequoia Mortgage Trust 2013-8, Floating Rate Note, 6/25/43                                105,319
    123,336       3.00   Sequoia Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                         119,951
    161,060       3.50   Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                         161,336
     34,176       2.22   Springleaf Mortgage Loan Trust 2012-2, Floating Rate Note, 10/25/57 (144A)                 34,261
     10,933       2.46   Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note, 11/25/34               10,784
     93,997       0.87   Structured Asset Mortgage Investments II Trust 2004-AR8, Floating Rate Note, 5/19/35       91,361
     42,156       0.93   Structured Asset Mortgage Investments Trust 2003-AR2, Floating Rate Note, 12/19/33         40,421
     16,204       2.16   Thornburg Mortgage Securities Trust 2003-3, Floating Rate Note, 6/25/43                    16,102
     40,000              TimberStar Trust I, 5.7467%, 10/15/36 (144A)                                               41,696
     96,092              VOLT XXX LLC, 3.625%, 10/25/57 (Step)                                                      96,020
    100,000              Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/17/50                   104,039
                                                                                                               -----------
                                                                                                               $ 8,145,708
                                                                                                               -----------
                         Total Banks                                                                           $ 8,145,708
                                                                                                               -----------
                         Diversified Financials - 0.2%
                         Other Diversified Financial Services - 0.2%
     98,547       1.68   Hilton USA Trust 2013-HLF, Floating Rate Note, 11/5/30 (144A)                         $    98,547
     50,000              Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                                 53,057
                                                                                                               -----------
                                                                                                               $   151,604
                                                                                                               -----------
                         Total Diversified Financials                                                          $   151,604
                                                                                                               -----------
                         Government - 1.1%
     74,493              Federal Home Loan Mortgage Corp., REMICS, 4.0%, 6/15/22                               $    78,947
     25,000       4.30   Federal Home Loan Mortgage Corp., Floating Rate Note, 9/26/44 (144A)                       25,964
     16,238              Federal National Mortgage Association REMICS, 4.5%, 6/25/29                                17,427
      1,922              Federal National Mortgage Association REMICS, 5.0%, 9/25/39                                 1,983
    125,000       4.93   FREMF Mortgage Trust 2011-K702, Floating Rate Note, 4/25/44 (144A)                        133,348
     50,000       5.05   FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                         53,591
     25,000       3.55   FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)                          25,528
    100,000       3.95   FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                          103,781
    100,000       3.55   FREMF Mortgage Trust Class C, Floating Rate Note, 11/25/46 (144A)                         101,938
     96,936              Government National Mortgage Association REMICS, 2.1%, 2/16/48                             97,540
     37,061              Government National Mortgage Association, 3.0%, 4/20/41                                    38,461
     25,108              Government National Mortgage Association, 5.25%, 8/16/35                                   28,184
                                                                                                               -----------
                                                                                                               $   706,692
                                                                                                               -----------
                         Total Government                                                                      $   706,692
                                                                                                               -----------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $9,126,405)                                                                     $ 9,004,004
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         CORPORATE BONDS - 32.3%
                         Energy - 5.5%
                         Oil & Gas Drilling - 0.4%
     75,000              Ensco Plc, 4.5%, 10/1/24                                                              $    71,652
     50,000              Pride International, Inc., 6.875%, 8/15/20                                                 57,184
    150,000              Rowan Companies, Inc., 4.75%, 1/15/24                                                     143,342
                                                                                                               -----------
                                                                                                               $   272,178
                                                                                                               -----------
                         Oil & Gas Equipment & Services - 0.3%
    100,000              Helmerich & Payne International Drilling Co., 4.65%, 3/15/25 (144A)                   $   103,229
     75,000              Weatherford International, Ltd., Bermuda, 5.95%, 4/15/42                                   63,397
                                                                                                               -----------
                                                                                                               $   166,626
                                                                                                               -----------
                         Integrated Oil & Gas - 1.0%
     75,000              BP Capital Markets Plc, 3.062%, 3/17/22                                               $    74,804
    225,000              Chevron Corp., 2.193%, 11/15/19                                                           226,249
    125,000              ConocoPhillips Co., 3.35%, 11/15/24                                                       123,694
    200,000              Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                       196,988
                                                                                                               -----------
                                                                                                               $   621,735
                                                                                                               -----------
                         Oil & Gas Exploration & Production - 0.2%
     50,000              Approach Resources, Inc., 7.0%, 6/15/21                                               $    45,000
    100,000              Newfield Exploration Co., 5.625%, 7/1/24                                                  101,000
                                                                                                               -----------
                                                                                                               $   146,000
                                                                                                               -----------
                         Oil & Gas Refining & Marketing - 0.8%
    150,000              EnLink Midstream Partners LP, 4.4%, 4/1/24                                            $   150,404
    150,000              Marathon Petroleum Corp., 3.625%, 9/15/24                                                 147,271
     75,000              Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                                              85,521
    125,000              Valero Energy Corp., 6.625%, 6/15/37                                                      141,176
                                                                                                               -----------
                                                                                                               $   524,372
                                                                                                               -----------
                         Oil & Gas Storage & Transportation - 2.8%
    100,000              Boardwalk Pipelines LP, 4.95%, 12/15/24                                               $    98,066
     90,000              Buckeye Partners LP, 6.05%, 1/15/18                                                        97,114
     75,000       5.85   DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                                      59,438
     75,000              Energy Transfer Partners LP, 4.05%, 3/15/25                                                70,724
     50,000              Enterprise Products Operating LLC, 3.7%, 2/15/26                                           48,413
    125,000              Enterprise Products Operating LLC, 3.75%, 2/15/25                                         122,509
    175,000              Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                                           170,439
    100,000              Plains All American Pipeline LP, 4.9%, 2/15/45                                             94,282
    265,000              Questar Pipeline Co., 5.83%, 2/1/18                                                       290,682
    100,000              Sabine Pass LNG LP, 6.5%, 11/1/20                                                         103,500
    200,000              Spectra Energy Capital LLC, 6.2%, 4/15/18                                                 218,495
     50,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                                                 55,900
    100,000              Sunoco Logistics Partners Operations LP, 4.25%, 4/1/24                                     97,104
     70,000              Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                     71,735
     55,000              Targa Resources Partners LP, 5.0%, 1/15/18 (144A)                                          56,238
    125,000              The Williams Companies, Inc., 5.75%, 6/24/44                                              115,997
     69,000              The Williams Companies, Inc., 7.75%, 6/15/31                                               77,014
                                                                                                               -----------
                                                                                                               $ 1,847,650
                                                                                                               -----------
                         Total Energy                                                                          $ 3,578,561
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Materials - 1.8%
                         Commodity Chemicals - 0.1%
     50,000              Methanex Corp., 4.25%, 12/1/24                                                        $    49,572
                                                                                                               -----------
                         Diversified Chemicals - 0.0%+
     30,000              Eastman Chemical Co., 4.8%, 9/1/42                                                    $    28,775
                                                                                                               -----------
                         Fertilizers & Agricultural Chemicals - 0.2%
    150,000              Agrium, Inc., 5.25%, 1/15/45                                                          $   151,487
                                                                                                               -----------
                         Construction Materials - 0.6%
    166,000              CEMEX Espana SA, 9.875%, 4/30/19 (144A)                                               $   181,637
    200,000              CRH America, Inc., 3.875%, 5/18/25 (144A)                                                 198,189
                                                                                                               -----------
                                                                                                               $   379,826
                                                                                                               -----------
                         Metal & Glass Containers - 0.2%
    100,000              Ball Corp., 5.25%, 7/1/25                                                             $    98,875
                                                                                                               -----------
                         Diversified Metals & Mining - 0.2%
     45,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                                               $    40,879
    100,000              Freeport-McMoRan, Inc., 4.55%, 11/14/24                                                    93,177
                                                                                                               -----------
                                                                                                               $   134,056
                                                                                                               -----------
                         Steel - 0.1%
     75,000              Glencore Funding LLC, 4.0%, 4/16/25 (144A)                                            $    69,765
     25,000              Glencore Funding LLC, 4.125%, 5/30/23 (144A)                                               24,185
                                                                                                               -----------
                                                                                                               $    93,950
                                                                                                               -----------
                         Paper Products - 0.4%
     30,000              Clearwater Paper Corp., 4.5%, 2/1/23                                                  $    28,425
    150,000              International Paper Co., 3.65%, 6/15/24                                                   147,841
     25,000              International Paper Co., 3.8%, 1/15/26                                                     24,495
     25,000              International Paper Co., 6.0%, 11/15/41                                                    26,953
     30,000              Resolute Forest Products, Inc., 5.875%, 5/15/23                                            27,300
                                                                                                               -----------
                                                                                                               $   255,014
                                                                                                               -----------
                         Total Materials                                                                       $ 1,191,555
                                                                                                               -----------
                         Capital Goods - 1.4%
                         Aerospace & Defense - 0.3%
    200,000              United Technologies Corp., 1.778%, 5/4/18 (Step)                                      $   200,615
                                                                                                               -----------
                         Building Products - 0.8%
    200,000              Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                   $   200,210
     25,000              Masco Corp., 5.95%, 3/15/22                                                                28,062
    110,000              Masco Corp., 7.125%, 3/15/20                                                              127,600
    125,000              Owens Corning, 4.2%, 12/1/24                                                              122,696
     50,000       5.75   Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53                                 53,875
                                                                                                               -----------
                                                                                                               $   532,443
                                                                                                               -----------
                         Construction & Farm Machinery & Heavy Trucks - 0.3%
     70,000              Cummins, Inc., 5.65%, 3/1/98                                                          $    73,587
     65,000              Cummins, Inc., 6.75%, 2/15/27                                                              79,889
                                                                                                               -----------
                                                                                                               $   153,476
                                                                                                               -----------
                         Total Capital Goods                                                                   $   886,534
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

 Pioneer Bond VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Commercial Services & Supplies - 0.2%
                         Research & Consulting Services - 0.2%
    125,000              Verisk Analytics, Inc., 5.5%, 6/15/45                                                 $   122,937
                                                                                                               -----------
                         Total Commercial Services & Supplies                                                  $   122,937
                                                                                                               -----------
                         Transportation - 1.0%
                         Airlines - 0.3%
     75,000              Air Canada 2015-1 Class A Pass Through Trust, 3.6%, 9/15/28 (144A)                    $    73,688
    150,000              Southwest Airlines Co., 2.75%, 11/6/19                                                    152,190
                                                                                                               -----------
                                                                                                               $   225,878
                                                                                                               -----------
                         Railroads - 0.4%
    250,000              Burlington Northern Santa Fe LLC, 4.15%, 4/1/45                                       $   230,576
                                                                                                               -----------
                         Trucking - 0.2%
    150,000              Penske Truck Leasing Co., LP, 3.375%, 2/1/22 (144A)                                   $   145,401
                                                                                                               -----------
                         Highways & Railtracks - 0.1%
     75,000              ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                            $    68,927
                                                                                                               -----------
                         Total Transportation                                                                  $   670,782
                                                                                                               -----------
                         Automobiles & Components - 0.3%
                         Automobile Manufacturers - 0.3%
    225,000              Ford Motor Credit Co., LLC, 2.24%, 6/15/18                                            $   225,152
                                                                                                               -----------
                         Total Automobiles & Components                                                        $   225,152
                                                                                                               -----------
                         Consumer Services - 0.4%
                         Casinos & Gaming - 0.1%
     75,000              MGM Resorts International, 6.0%, 3/15/23                                              $    75,938
                                                                                                               -----------
                         Education Services - 0.2%
     50,000              President and Fellows of Harvard College, 2.3%, 10/1/23                               $    46,984
    100,000              Tufts University, 5.017%, 4/15/12                                                         100,409
                                                                                                               -----------
                                                                                                               $   147,393
                                                                                                               -----------
                         Specialized Consumer Services - 0.1%
     30,000              Sotheby's, 5.25%, 10/1/22 (144A)                                                      $    29,400
                                                                                                               -----------
                         Total Consumer Services                                                               $   252,731
                                                                                                               -----------
                         Media - 1.0%
                         Broadcasting - 0.3%
    150,000              CBS Corp., 3.7%, 8/15/24                                                              $   146,572
     25,000              Discovery Communications LLC, 3.45%, 3/15/25                                               23,459
                                                                                                               -----------
                                                                                                               $   170,031
                                                                                                               -----------
                         Cable & Satellite - 0.5%
    200,000              DIRECTV Holdings LLC, 3.95%, 1/15/25                                                  $   196,083
    100,000              Sky Plc, 6.1%, 2/15/18 (144A)                                                             109,842
                                                                                                               -----------
                                                                                                               $   305,925
                                                                                                               -----------
                         Movies & Entertainment - 0.2%
    150,000              Time Warner, Inc., 4.7%, 1/15/21                                                      $   162,092
                                                                                                               -----------
                         Total Media                                                                           $   638,048
                                                                                                               -----------
                         Retailing - 1.0%
                         Catalog Retail - 0.2%
    125,000              QVC, Inc., 4.45%, 2/15/25                                                             $   120,618
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Internet Retail - 0.4%
    125,000              Expedia, Inc., 4.5%, 8/15/24                                                          $   126,078
    125,000              The Priceline Group, Inc., 3.65%, 3/15/25                                                 121,690
                                                                                                               -----------
                                                                                                               $   247,768
                                                                                                               -----------
                         Home Improvement Retail - 0.3%
    210,000              The Home Depot, Inc., 2.625%, 6/1/22                                                  $   206,538
                                                                                                               -----------
                         Automotive Retail - 0.1%
     50,000              AutoZone, Inc., 2.5%, 4/15/21                                                         $    48,990
                                                                                                               -----------
                         Total Retailing                                                                       $   623,914
                                                                                                               -----------
                         Food & Staples Retailing - 0.4%
                         Drug Retail - 0.2%
     40,514              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                        $    44,768
     79,778              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                             89,671
                                                                                                               -----------
                                                                                                               $   134,439
                                                                                                               -----------
                         Food Retail - 0.2%
    150,000              The Kroger Co., 2.95%, 11/1/21                                                        $   149,041
                                                                                                               -----------
                         Total Food & Staples Retailing                                                        $   283,480
                                                                                                               -----------
                         Food, Beverage & Tobacco - 0.2%
                         Packaged Foods & Meats - 0.1%
     85,000              Kraft Foods Group, Inc., 3.5%, 6/6/22                                                 $    85,208
                                                                                                               -----------
                         Tobacco - 0.1%
     25,000              RJ Reynolds Tobacco Co., 3.75%, 5/20/23                                               $    24,298
                                                                                                               -----------
                         Total Food, Beverage & Tobacco                                                        $   109,506
                                                                                                               -----------
                         Health Care Equipment & Services - 0.6%
                         Health Care Equipment - 0.5%
    200,000              Becton Dickinson and Co., 3.734%, 12/15/24                                            $   199,327
    150,000              Medtronic, Inc., 4.625%, 3/15/45 (144A)                                                   151,852
                                                                                                               -----------
                                                                                                               $   351,179
                                                                                                               -----------
                         Health Care Services - 0.1%
     75,000              Catholic Health Initiatives, 4.35%, 11/1/42                                           $    68,586
                                                                                                               -----------
                         Total Health Care Equipment & Services                                                $   419,765
                                                                                                               -----------
                         Pharmaceuticals, Biotechnology & Life Sciences - 0.7%
                         Biotechnology - 0.6%
    225,000              Baxalta, Inc., 3.6%, 6/23/22 (144A)                                                   $   224,861
    150,000              Gilead Sciences, Inc., 4.5%, 2/1/45                                                       149,422
                                                                                                               -----------
                                                                                                               $   374,283
                                                                                                               -----------
                         Pharmaceuticals - 0.1%
     75,000              Johnson & Johnson, 4.375%, 12/5/33                                                    $    79,476
                                                                                                               -----------
                         Life Sciences Tools & Services - 0.0%+
     23,000              Agilent Technologies, Inc., 6.5%, 11/1/17                                             $    25,395
                                                                                                               -----------
                         Total Pharmaceuticals, Biotechnology & Life Sciences                                  $   479,154
                                                                                                               -----------
                         Banks - 3.3%
                         Diversified Banks - 2.6%
    200,000              Bank of America Corp., 4.2%, 8/26/24                                                  $   199,518
     25,000       6.50   Bank of America Corp., Floating Rate Note, 10/23/49                                        25,875
    100,000       6.25   Bank of America Corp., Floating Rate Note, 9/29/49                                         99,563
    220,000              Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                                  239,369

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Diversified Banks - (continued)
    150,000              BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                        $   151,800
     95,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                                            93,575
     90,000              Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Netherlands, 3.875%, 2/8/22             93,628
    150,000              HSBC Bank Plc, 7.65%, 5/1/25                                                              190,979
    100,000              Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                              114,079
    225,000       6.12   Nordea Bank AB, Floating Rate Note (Perpetual) (144A)                                     221,836
     60,000       4.50   Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                                   58,950
    200,000              The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.3%, 3/5/20 (144A)                               199,148
                                                                                                               -----------
                                                                                                               $ 1,688,320
                                                                                                               -----------
                         Regional Banks - 0.7%
    150,000              KeyCorp, 5.1%, 3/24/21                                                                $   166,422
     40,000       6.75   The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)                     44,300
    210,000              Wells Fargo Bank NA, 6.0%, 11/15/17                                                       231,324
                                                                                                               -----------
                                                                                                               $   442,046
                                                                                                               -----------
                         Total Banks                                                                           $ 2,130,366
                                                                                                               -----------
                         Diversified Financials - 3.7%
                         Other Diversified Financial Services - 1.0%
    125,000              Alterra Finance LLC, 6.25%, 9/30/20                                                   $   143,552
    125,000              Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                                   129,865
    140,000              General Electric Capital Corp., 5.3%, 2/11/21                                             157,420
    210,000       6.75   JPMorgan Chase & Co., Floating Rate Note, 8/29/49                                         224,370
                                                                                                               -----------
                                                                                                               $   655,207
                                                                                                               -----------
                         Specialized Finance - 0.3%
    170,000              Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                                    $   194,168
                                                                                                               -----------
                         Consumer Finance - 0.6%
     25,000              Ally Financial, Inc., 4.625%, 3/30/25                                                 $    23,812
    100,000              Ally Financial, Inc., 5.125%, 9/30/24                                                     100,250
    100,000              Capital One Financial Corp., 3.75%, 4/24/24                                                99,540
    125,000              General Motors Financial Co., Inc., 4.0%, 1/15/25                                         122,654
     75,000              Hyundai Capital America, 2.0%, 3/19/18 (144A)                                              75,027
                                                                                                               -----------
                                                                                                               $   421,283
                                                                                                               -----------
                         Asset Management & Custody Banks - 0.8%
    150,000              Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                           $   175,094
    100,000              KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                                         101,218
    125,000              Legg Mason, Inc., 3.95%, 7/15/24                                                          126,409
     30,000              Legg Mason, Inc., 5.625%, 1/15/44                                                          32,008
     75,000              Neuberger Berman Group LLC, 4.875%, 4/15/45 (144A)                                         68,004
     25,000       4.50   The Bank of New York Mellon Corp., Floating Rate Note (Perpetual)                          23,125
                                                                                                               -----------
                                                                                                               $   525,858
                                                                                                               -----------
                         Investment Banking & Brokerage - 1.0%
    190,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                           $   213,494
    125,000              Morgan Stanley, 4.1%, 5/22/23                                                             125,234
     50,000       5.55   Morgan Stanley, Floating Rate Note (Perpetual)                                             49,638
    125,000              TD Ameritrade Holding Corp., 3.625%, 4/1/25                                               126,943
    100,000              The Goldman Sachs Group, Inc., 6.75%, 10/1/37                                             117,295
                                                                                                               -----------
                                                                                                               $   632,604
                                                                                                               -----------
                         Total Diversified Financials                                                          $ 2,429,120
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Insurance - 1.8%
                         Insurance Brokers - 0.2%
    125,000              Brown & Brown, Inc., 4.2%, 9/15/24                                                    $   123,385
                                                                                                               -----------
                         Life & Health Insurance - 0.6%
    125,000              Aflac, Inc., 3.625%, 11/15/24                                                         $   125,425
    145,000              Protective Life Corp., 7.375%, 10/15/19                                                   171,702
    100,000       5.88   Prudential Financial, Inc., Floating Rate Note, 9/15/42                                   105,680
                                                                                                               -----------
                                                                                                               $   402,807
                                                                                                               -----------
                         Multi-line Insurance - 0.4%
     90,000              AXA SA, 8.6%, 12/15/30                                                                $   120,614
    125,000              Liberty Mutual Insurance Co., 7.697% (Perpetual) (144A)                                   152,690
                                                                                                               -----------
                                                                                                               $   273,304
                                                                                                               -----------
                         Property & Casualty Insurance - 0.4%
     75,000              Delphi Financial Group, Inc., 7.875%, 1/31/20                                         $    88,882
    145,000       6.50   The Allstate Corp., Floating Rate Note, 5/15/57                                           162,400
                                                                                                               -----------
                                                                                                               $   251,282
                                                                                                               -----------
                         Reinsurance - 0.2%
     31,264              Altair Re, Variable Rate Notes, 6/30/16 (e)                                           $    18,214
     50,000              Lorenzo Re, Ltd., Variable Rate Notes, 3/31/18 (e)                                         50,835
     30,000       5.88   Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                                  31,135
                                                                                                               -----------
                                                                                                               $   100,184
                                                                                                               -----------
                         Total Insurance                                                                       $ 1,150,962
                                                                                                               -----------
                         Real Estate - 1.1%
                         Diversified REIT - 0.7%
     75,000              Brixmor Operating Partnership LP, 3.85%, 2/1/25                                        $   72,080
     35,000              DCT Industrial Operating Partnership LP, 4.5%, 10/15/23                                    35,633
     50,000              Duke Realty LP, 3.625%, 4/15/23                                                            49,425
    100,000              Duke Realty LP, 3.75%, 12/1/24                                                             99,359
    175,000              Essex Portfolio LP, 3.5%, 4/1/25                                                          169,483
     35,000              WP Carey, Inc., 4.6%, 4/1/24                                                               35,142
                                                                                                               -----------
                                                                                                               $   461,122
                                                                                                               -----------
                         Office REIT - 0.3%
     50,000              Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                 $    49,492
     45,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                        47,405
     50,000              Highwoods Realty LP, 3.2%, 6/15/21                                                         49,756
     60,000              Piedmont Operating Partnership LP, 3.4%, 6/1/23                                            56,677
                                                                                                               -----------
                                                                                                               $   203,330
                                                                                                               -----------
                         Health Care REIT - 0.1%
     50,000              Healthcare Realty Trust, Inc., 3.875%, 5/1/25                                         $    48,226
                                                                                                               -----------
                         Specialized REIT - 0.0%+
     20,000              CubeSmart LP, 4.8%, 7/15/22                                                           $    21,511
                                                                                                               -----------
                         Total Real Estate                                                                     $   734,189
                                                                                                               -----------
                         Software & Services - 1.1%
                         Data Processing & Outsourced Services - 0.2%
    125,000              Cardtronics, Inc., 5.125%, 8/1/22 (144A)                                              $   122,188
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Application Software - 0.6%
    150,000              Adobe Systems, Inc., 3.25%, 2/1/25                                                    $   144,817
    200,000              Autodesk, Inc., 3.125%, 6/15/20                                                           200,252
     75,000              Igloo Holdings Corp., 8.25%, 12/15/17 (8.25% Cash, 9.00% PIK) (144A) (PIK)                 75,938
                                                                                                               -----------
                                                                                                               $   421,007
                                                                                                               -----------
                         Systems Software - 0.3%
    200,000              Oracle Corp., 2.5%, 5/15/22                                                           $   194,202
                                                                                                               -----------
                         Total Software & Services                                                             $   737,397
                                                                                                               -----------
                         Technology Hardware & Equipment - 0.9%
                         Communications Equipment - 0.5%
     70,000              Brocade Communications Systems, Inc., 4.625%, 1/15/23                                 $    67,725
    225,000              Cisco Systems, Inc., 3.0%, 6/15/22                                                        226,064
                                                                                                               -----------
                                                                                                               $   293,789
                                                                                                               -----------
                         Computer Hardware Storage & Peripherals - 0.3%
    125,000              Seagate HDD Cayman, 4.875%, 6/1/27 (144A)                                             $   121,508
    100,000              Seagate HDD Cayman, 5.75%, 12/1/34 (144A)                                                  98,462
                                                                                                               -----------
                                                                                                               $   219,970
                                                                                                               -----------
                         Electronic Manufacturing Services - 0.1%
     50,000              Flextronics International, Ltd., 4.75%, 6/15/25 (144A)                                $    49,610
                                                                                                               -----------
                         Total Technology Hardware & Equipment                                                 $   563,369
                                                                                                               -----------
                         Semiconductors & Semiconductor Equipment - 0.3%
                         Semiconductors - 0.3%
    175,000              Intel Corp., 4.8%, 10/1/41                                                            $   175,550
                                                                                                               -----------
                         Total Semiconductors & Semiconductor Equipment                                        $   175,550
                                                                                                               -----------
                         Telecommunication Services - 1.5%
                         Integrated Telecommunication Services - 0.9%
     50,000              AT&T, Inc., 4.75%, 5/15/46                                                            $    45,499
    100,000              Frontier Communications Corp., 7.125%, 1/15/23                                             88,750
    100,000              GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                      99,469
     24,176              GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                                             24,475
    100,000              Ooredoo International Finance, Ltd., 3.375%, 10/14/16 (144A)                              102,319
     49,000              Verizon Communications, Inc., 5.012%, 8/21/54                                              44,962
    100,000              Verizon Communications, Inc., 5.15%, 9/15/23                                              109,484
     51,000              Verizon Communications, Inc., 6.55%, 9/15/43                                               59,657
                                                                                                               -----------
                                                                                                               $   574,615
                                                                                                               -----------
                         Wireless Telecommunication Services - 0.6%
    180,000              Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                                       $   195,364
    150,000              SBA Tower Trust, 3.869%, 10/15/49 (144A)                                                  151,033
     50,000              Sprint Corp., 7.25%, 9/15/21                                                               48,750
                                                                                                               -----------
                                                                                                               $   395,147
                                                                                                               -----------
                         Total Telecommunication Services                                                      $   969,762
                                                                                                               -----------
                         Utilities - 4.1%
                         Electric Utilities - 2.2%
     30,000              Commonwealth Edison Co., 6.15%, 9/15/17                                               $    33,055
     61,382              Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                                           64,451
    175,000              Duke Energy Progress, Inc., 4.15%, 12/1/44                                                169,122

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Electric Utilities - (continued)
    100,000              Electricite de France SA, 6.0%, 1/22/14 (144A)                                        $   106,477
     75,000              Exelon Corp., 2.85%, 6/15/20                                                               75,435
      5,175              FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)                              5,175
    200,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                                        225,500
     20,401              Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                             21,217
    100,000              Public Service Co. of New Mexico, 7.95%, 5/15/18                                          116,368
     75,000              Southern California Edison Co., 1.845%, 2/1/22                                             74,926
     75,000       6.25   Southern California Edison Co., Floating Rate Note (Perpetual)                             82,800
    175,000              Southwestern Electric Power Co., 3.9%, 4/1/45                                             152,346
     75,000              Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                                               75,000
    225,000              West Penn Power Co., 5.95%, 12/15/17 (144A)                                               246,442
                                                                                                               -----------
                                                                                                               $ 1,448,314
                                                                                                               -----------
                         Gas Utilities - 0.4%
    226,712              Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                $   261,338
                                                                                                               -----------
                         Multi-Utilities - 0.8%
    125,000              Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                            $   121,714
    100,000              Dominion Resources, Inc. Virginia, 3.625%, 12/1/24                                         99,160
    215,000              New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)                               237,168
     50,000              San Diego Gas & Electric Co., 1.914%, 2/1/22                                               50,208
                                                                                                               -----------
                                                                                                               $   508,250
                                                                                                               -----------
                         Independent Power Producers & Energy Traders - 0.7%
     78,081              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                          $    90,762
    106,799              Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                          115,311
    100,000              NRG Energy, Inc., 8.25%, 9/1/20                                                           104,750
    135,088              Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                                         155,604
                                                                                                               -----------
                                                                                                               $   466,427
                                                                                                               -----------
                         Total Utilities                                                                       $ 2,684,329
                                                                                                               -----------
                         TOTAL CORPORATE BONDS
                         (Cost $20,797,422)                                                                    $21,057,163
                                                                                                               -----------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.8%
    653,243              Fannie Mae, 3.0%, 8/1/42-12/1/42                                                      $   654,323
    659,315              Fannie Mae, 3.5%, 7/1/43-4/1/45                                                           680,792
  2,252,908              Fannie Mae, 4.0%, 8/13/15-11/1/44                                                       2,392,919
  5,194,271              Fannie Mae, 4.5%, 7/11/14-8/1/44                                                        5,627,094
     41,023              Fannie Mae, 5.0%, 7/1/19-7/1/40                                                            44,596
     56,060              Fannie Mae, 5.5%, 3/1/18-12/1/34                                                           61,571
    135,552              Fannie Mae, 6.0%, 1/1/29-7/1/38                                                           154,752
     72,749              Fannie Mae, 6.5%, 7/1/21-7/1/34                                                            83,557
     19,735              Fannie Mae, 7.0%, 9/1/18-1/1/32                                                            21,718
      2,321              Fannie Mae, 7.5%, 2/1/31                                                                    2,858
     53,065              Fannie Mae, 8.0%, 2/1/29-5/1/31                                                            62,976
    797,182              Federal Home Loan Mortgage Corp., 3.5%, 11/1/28-12/1/44                                   838,714
    815,247              Federal Home Loan Mortgage Corp., 4.0%, 11/1/41-4/1/45                                    867,394
     32,648              Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-10/1/38                                    35,733
     64,038              Federal Home Loan Mortgage Corp., 5.5%, 9/1/33-6/1/41                                      71,910
     58,066              Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-12/1/36                                    66,317
     62,557              Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                                      72,200

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     52,025              Federal Home Loan Mortgage Corp., 7.0%, 8/1/22-10/1/46                                $    58,681
      1,826              Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                              2,073
    380,020              Government National Mortgage Association I, 3.5%, 1/15/45                                 394,768
    195,338              Government National Mortgage Association I, 4.0%, 8/15/43-9/15/44                         209,439
     88,389              Government National Mortgage Association I, 4.5%, 12/15/18-8/15/41                         94,066
     65,201              Government National Mortgage Association I, 5.0%, 7/15/17-9/15/33                          70,283
    128,879              Government National Mortgage Association I, 5.5%, 3/15/33-10/15/34                        148,404
     67,965              Government National Mortgage Association I, 5.72%, 10/15/29                                76,726
    314,728              Government National Mortgage Association I, 6.0%, 5/15/17-8/15/34                         360,428
    174,046              Government National Mortgage Association I, 6.5%, 4/15/17-12/15/32                        200,925
    136,862              Government National Mortgage Association I, 7.0%, 1/15/26-5/15/32                         151,427
      7,306              Government National Mortgage Association I, 7.5%, 10/15/22-1/15/31                          8,089
     24,219              Government National Mortgage Association II, 4.5%, 9/20/41                                 26,479
     40,812              Government National Mortgage Association II, 5.0%, 11/20/19-1/20/20                        43,397
     59,378              Government National Mortgage Association II, 5.9%, 2/20/28                                 66,541
     43,471              Government National Mortgage Association II, 6.0%, 6/20/16-11/20/33                        47,862
     14,665              Government National Mortgage Association II, 6.5%, 8/20/28-9/20/31                         17,264
     22,456              Government National Mortgage Association II, 7.0%, 5/20/26-1/20/31                         26,890
      1,122              Government National Mortgage Association II, 7.5%, 8/20/27                                  1,313
        471              Government National Mortgage Association II, 8.0%, 8/20/25                                    571
  1,090,000       0.09   U,S. Treasury Note, Floating Rate Note, 1/31/17                                         1,090,574
  1,090,000       0.09   U,S. Treasury Note, Floating Rate Note, 4/30/17                                         1,089,903
    910,000              U.S. Treasury Bonds, 2.5%, 2/15/45                                                        800,873
    125,000              U.S. Treasury Bonds, 3.0%, 11/15/44                                                       122,275
    500,000              U.S. Treasury Bonds, 4.375%, 5/15/41                                                      617,969
  1,100,000              U.S. Treasury Bonds, 4.5%, 2/15/36                                                      1,383,078
    125,000              U.S. Treasury Bonds, 4.75%, 2/15/37                                                       161,963
  1,320,270              U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                                  1,287,572
    199,784              U.S. Treasury Inflation Indexed Bonds, 0.25%, 1/15/25                                     195,960
    425,000              U.S. Treasury Note, 1.5%, 5/31/20                                                         422,676
  1,090,000       0.06   U.S. Treasury Note, Floating Rate Note, 1/31/16                                         1,089,991
  1,090,000       0.07   U.S. Treasury Note, Floating Rate Note, 10/31/16                                        1,089,988
  1,090,000       0.08   U.S. Treasury Note, Floating Rate Note, 4/30/16                                         1,090,209
  1,090,000       0.08   U.S. Treasury Note, Floating Rate Note, 7/31/16                                         1,090,254
                                                                                                               -----------
                                                                                                               $25,278,335
                                                                                                               -----------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $25,077,932)                                                                    $25,278,335
                                                                                                               -----------
                         FOREIGN GOVERNMENT BOND - 0.3%
   200,000               Africa Finance Corp., 4.375%, 4/29/20 (144A)                                          $   202,000
                                                                                                               -----------
                         TOTAL FOREIGN GOVERNMENT BOND
                         (Cost $198,114)                                                                       $   202,000
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         MUNICIPAL BONDS - 2.4%
                         Municipal Airport - 0.1%
     75,000              Indianapolis Airport Authority, 5.1%, 1/15/17                                         $    79,658
                                                                                                               -----------
                         Municipal Development - 0.3%
    135,000              Selma Industrial Development Board, 5.8%, 5/1/34                                      $   153,783
                                                                                                               -----------
                         Municipal Education - 0.0%+
     10,000              Amherst College, 3.794%, 11/1/42                                                      $     9,400
                                                                                                               -----------
                         Municipal General - 0.7%
     90,000              JobsOhio Beverage System, 3.985%, 1/1/29                                              $    93,065
     25,000              JobsOhio Beverage System, 4.532%, 1/1/35                                                   25,992
     75,000              New Jersey Transportation Trust Fund Authority, Transportation
                         System-Series A, 5.5%, 6/15/41                                                             78,384
     25,000              New York City Transitional Finance Authority Future Tax Secured Revenue, 5.0%, 11/1/33     28,464
     25,000              Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/30                         26,966
     50,000              Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/31                         53,797
     50,000              Virginia Commonwealth Transportation Board, 4.0%, 5/15/31                                  52,319
     50,000              Virginia Commonwealth Transportation Board, 4.0%, 5/15/32                                  52,046
                                                                                                               -----------
                                                                                                               $   411,033
                                                                                                               -----------
                         Municipal Higher Education - 0.9%
     25,000              Baylor University, 4.313%, 3/1/42                                                     $    24,756
     45,000              California Educational Facilities Authority, 5.0%, 6/1/43                                  56,683
     75,000              Massachusetts Health & Educational Facilities Authority, Massachusetts Institute
                         of Technology -Series K, 5.5%, 7/1/32                                                      98,649
     25,000              Massachusetts Institute of Technology, 5.6%, 7/1/11                                        30,024
     50,000              New Jersey Educational Facilities Authority, 4.0%, 7/1/45                                  51,498
     50,000              Permanent University Fund, 5.0%, 7/1/30                                                    58,776
    105,000              President and Fellows of Harvard College, 6.3%, 10/1/37                                   109,462
     50,000              The George Washington University, 1.827%, 9/15/17                                          50,674
     15,000              The University of Texas System, 5.0%, 8/15/43                                              16,840
     50,000              University of California, 3.38%, 5/15/28                                                   48,948
     50,000              University of Virginia, 5.0%, 4/1/45                                                       57,171
                                                                                                               -----------
                                                                                                               $   603,481
                                                                                                               -----------
                         Municipal Medical - 0.1%
     50,000              Massachusetts Development Finance Agency, 5.25%, 4/1/37                               $    55,983
                                                                                                               -----------
                         Municipal School District - 0.1%
     50,000              Frisco Independent School District, 4.0%, 8/15/40                                     $    50,396
     25,000              Frisco Independent School District, 4.0%, 8/15/45                                          25,098
                                                                                                               -----------
                                                                                                               $    75,494
                                                                                                               -----------
                         Municipal Transportation - 0.0%+
     10,000              Port Authority of New York & New Jersey, 4.458%, 10/1/62                              $     9,573
                                                                                                               -----------
                         Municipal Obligation - 0.2%
     50,000              State of Texas, 4.0%, 10/1/44                                                         $    51,046
     10,000              State of Washington, 3.0%, 7/1/28                                                           9,950
     30,000              Washington Suburban Sanitary Commission, 4.0%, 6/1/43                                      30,586
     35,000              Washington Suburban Sanitary Commission, 4.0%, 6/1/44                                      35,657
                                                                                                               -----------
                                                                                                               $   127,239
                                                                                                               -----------
                         TOTAL MUNICIPAL BONDS
                         (Cost $1,454,510)                                                                     $ 1,525,644
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         SENIOR FLOATING RATE LOAN INTERESTS - 2.8%**
                         Energy - 0.1%
                         Oil & Gas Refining & Marketing - 0.1%
     79,248       4.25   Pilot Travel Centers LLC, Initial Tranche B, 9/30/21                                  $    80,273
                                                                                                               -----------
                         Total Energy                                                                          $    80,273
                                                                                                               -----------
                         Capital Goods - 0.0%+
                         Trading Companies & Distributors - 0.0%
     13,730       3.75   WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                                  $    13,748
                                                                                                               -----------
                         Total Capital Goods                                                                   $    13,748
                                                                                                               -----------
                         Automobiles & Components - 0.5%
                         Auto Parts & Equipment - 0.2%
    136,085       3.50   Allison Transmission, Inc., Term B-3 Loan, 8/23/19                                    $   136,532
                                                                                                               -----------
                         Tires & Rubber - 0.3%
    170,833       3.75   The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 3/27/19                      $   171,367
                                                                                                               -----------
                         Total Automobiles & Components                                                        $   307,899
                                                                                                               -----------
                         Consumer Services - 0.3%
                         Casinos & Gaming - 0.2%
     99,500       6.00   Scientific Games, Initial Term B-2, 10/1/21                                           $    99,551
                                                                                                               -----------
                         Restaurants - 0.1%
     87,282       3.75   1011778 BC ULC, Term B-2 Loan, 12/12/21                                               $    87,337
                                                                                                               -----------
                         Total Consumer Services                                                               $   186,888
                                                                                                               -----------
                         Media - 0.5%
                         Broadcasting - 0.2%
    136,600       4.00   Univision Communications, Inc., Replacement First-Lien Term Loan, 3/1/20              $   135,898
                                                                                                               -----------
                         Movies & Entertainment - 0.2%
     54,856       3.75   Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18                                    $    54,924
     82,530       3.50   Live Nation Entertainment, Inc., Term B-1 Loan, 8/17/20                                    82,650
                                                                                                               -----------
                                                                                                               $   137,574
                                                                                                               -----------
                         Publishing - 0.1%
     46,440       4.75   Interactive Data Corp., Tranche B Term Loan (First Lien), 4/24/21                     $    46,634
                                                                                                               -----------
                         Total Media                                                                           $   320,106
                                                                                                               -----------
                         Household & Personal Products - 0.5%
                         Personal Products - 0.5%
     95,422       4.75   Federal-Mogul Corporation, Tranche C Term, 4/15/21                                    $    94,492
    215,357       3.50   NBTY, Inc., Term B-2 Loan, 10/1/17                                                        214,280
                                                                                                               -----------
                                                                                                               $   308,772
                                                                                                               -----------
                         Total Household & Personal Products                                                   $   308,772
                                                                                                               -----------
                         Health Care Equipment & Services - 0.5%
                         Health Care Facilities - 0.1%
     30,411       3.03   HCA, Inc., Tranche B-4 Term Loan, 5/1/18                                              $    30,445
     72,932       2.94   HCA, Inc., Tranche B-5 Term Loan, 3/31/17                                                  72,982
                                                                                                               -----------
                                                                                                               $   103,427
                                                                                                               -----------
                         Health Care Technology - 0.4%
    237,645       3.50   IMS Health, Inc., Term B Dollar Loan, 3/17/21                                         $   236,419
                                                                                                               -----------
                         Total Health Care Equipment & Services                                                $   339,846
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating
 Amount ($)   Rate (b)                                                                                               Value
                         Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                         Life Sciences Tools & Services - 0.1%
     61,435       4.25   Catalent Pharma Solutions, Dollar Term Loan, 5/20/21                                  $    61,627
                                                                                                               -----------
                         Total Pharmaceuticals, Biotechnology & Life Sciences                                  $    61,627
                                                                                                               -----------
                         Diversified Financials - 0.1%
                         Investment Banking & Brokerage - 0.1%
     96,773       3.25   LPL Holdings, Inc., 2013 Incremental Tranche B Term Loan, 3/29/19                     $    96,817
                                                                                                               -----------
                         Total Diversified Financials                                                          $    96,817
                                                                                                               -----------
                         Software & Services - 0.2%
                         IT Consulting & Other Services - 0.1%
     58,387       3.93   SunGard Data Systems, Inc., Tranche C Term Loan, 2/28/17                              $    58,487
                                                                                                               -----------
                         Data Processing & Outsourced Services - 0.1%
     44,590       3.69   First Data Corp., 2018 New Dollar Term Loan, 3/24/18                                  $    44,503
                                                                                                               -----------
                         Total Software & Services                                                             $   102,990
                                                                                                               -----------
                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                         (Cost $1,777,000)                                                                     $ 1,818,966
                                                                                                               -----------
                         TOTAL INVESTMENT IN SECURITIES - 94.5%
                         (Cost $61,024,861) (a)                                                                $61,561,030
                                                                                                               -----------
                         OTHER ASSETS & LIABILITIES - 5.5%                                                     $ 3,572,828
                                                                                                               -----------
                         TOTAL NET ASSETS - 100.0%                                                             $65,133,858
                                                                                                               ===========

REIT         Real Estate Investment Trust.

+            Rounds to less than 0.01%.

(PIK)        Represents a pay-in kind security.

(Perpetual)  Security with no stated maturity date.

REMICS       Real Estate Mortgage Investment Conduits.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2015, the value of these securities amounted to $12,636,754 or 19.4% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major U.S. banks,
             (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $61,101,482 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                             $1,157,624
               Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                               (698,076)
                                                                                        ----------
               Net unrealized appreciation                                              $  459,548
                                                                                        ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e) Structured reinsurance investment. At June 30, 2015, the value of these securities amounted to $69,049 or 0.1% of total net assets. See Notes To Financial Statements -- Note 1E.

             Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 were as follows:


                                                                    Purchases          Sales
               Long-Term U.S. Government Securities                $17,407,556       $7,238,930
               Other Long-Term Securities                          $13,307,707       $7,877,919

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                       Credit      Expiration     Premiums    Net Unrealized
Principal ($)(1)  Counterparty           Obligation Entity/Index     Coupon    Rating(2)   Date               Paid      Appreciation
      824,500     Chicago Mercentile     Markit CDX North America
                  Exchange               High Yield Index             5.00%    B+          12/20/19        $45,347           $30,800
    1,200,000     Chicago Mercentile     Markit CDX North America
                  Exchange               Investment Grade Index       1.00%    BBB+        6/20/20          18,616             1,786
                                                                                                           -------           -------
                                                                                                           $63,963           $32,586
                                                                                                           =======           =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's assets:

                                                      Level 1       Level 2       Level 3         Total
Preferred Stocks
   Banks
       Regional Banks                              $         --   $   103,031   $         --   $   103,031
   Insurance
       Property & Casualty Insurance                         --       120,300             --       120,300
   All Other Preferred Stocks                           434,549            --             --       434,549
Convertible Preferred Stock                             182,125            --             --       182,125
Asset Backed Securities                                      --     1,834,913             --     1,834,913
Collateralized Mortgage Obligations                          --     9,004,004             --     9,004,004
Corporate Bonds
   Insurance
       Reinsurance                                           --            --         69,049        69,049
   All Other Corporate Bonds                                 --    20,988,114             --    20,988,114
U.S. Government Agency Obligations                           --    25,278,335             --    25,278,335
Foreign Government Bond                                      --       202,000             --       202,000
Municipal Bonds                                              --     1,525,644             --     1,525,644
Senior Floating Rate Loan Interests                          --     1,818,966             --     1,818,966
                                                   ------------   -----------   ------------   -----------
Total                                              $    616,674   $60,875,307   $     69,049   $61,561,030
                                                   ============   ===========   ============   ===========
Other Financial Instruments
Net unrealized appreciation on Futures Contracts   $     81,654   $        --   $         --   $    81,654
Net unrealized appreciation on Swap Contracts                --        32,586             --        32,586
                                                   ------------   -----------   ------------   -----------
Total Other Financial Instruments                  $     81,654   $    32,586   $              $   114,240
                                                   ============   ===========   ============   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                       Corporate
                                                                         Bonds
Balance as of 12/31/14                                                 $ 34,256
Realized gain (loss)(1)                                                      --
Change in unrealized appreciation (depreciation)(2)                     (15,207)
Net purchases                                                            50,000
Net sales                                                                    --
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
                                                                       --------
Balance as of 6/30/15                                                  $ 69,049
                                                                       ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*   Transfers are calculated on the beginning of period values.

    During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of investments still held as of 6/30/15      $(15,207)
                                                                                                  --------

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of June 30, 2015.

                                                      Level 1      Level 2     Level 3      Total
Assets:
Futures collateral                                    $      --    $137,075    $      --    $137,075
Centrally cleared swap collateral                            --     100,000           --     100,000
Variation margin for futures contracts                    2,758          --           --       2,758
Liabilities:
Variation margin for centrally cleared swap contracts        --     (76,798)          --     (76,798)
                                                      ---------    --------    ---------    --------
Total                                                 $   2,758    $160,277    $      --    $163,035
                                                      =========    ========    =========    ========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/15    Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                                           (unaudited)   12/31/14     12/31/13     12/31/12    12/31/11    12/31/10
Class I
Net asset value, beginning of period                         $ 11.23      $ 11.01      $ 11.49     $ 11.89      $ 11.84    $ 11.39
                                                             -------      -------      -------     -------      -------    -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.16      $  0.37      $  0.46     $  0.50      $  0.61    $  0.57
   Net realized and unrealized gain (loss) on investments      (0.12)        0.29        (0.34)       0.49         0.03       0.46
                                                             -------      -------      -------     -------      -------    -------
     Net increase (decrease) from investment operations      $  0.04      $  0.66      $  0.12     $  0.99      $  0.64    $  1.03
Distribution to shareowners:
   Net investment income                                     $ (0.19)     $ (0.38)     $ (0.48)    $ (0.55)     $ (0.59)   $ (0.58)
   Net realized gain                                           (0.10)       (0.06)       (0.12)      (0.84)          --         --
                                                             -------      -------      -------     -------      -------    -------
Total distributions                                          $ (0.29)     $ (0.44)     $ (0.60)    $ (1.39)     $ (0.59)   $ (0.58)
                                                             -------      -------      -------     -------      -------    -------
Net increase (decrease) in net asset value                   $ (0.25)     $  0.22      $ (0.48)    $ (0.40)     $  0.05    $  0.45
                                                             -------      -------      -------     -------      -------    -------
Net asset value, end of period                               $ 10.98      $ 11.23      $ 11.01     $ 11.49      $ 11.89    $ 11.84
                                                             =======      =======      =======     =======      =======    =======
Total return*                                                   0.36%        6.05%        1.02%       8.75%        5.53%      9.21%
Ratio of net expenses to average net assets                     0.62%**      0.62%(a)     0.62%       0.62%        0.62%      0.62%
Ratio of net investment income (loss) to average net assets     2.93%**      3.30%        4.07%       4.29%        5.12%      4.83%
Portfolio turnover rate                                           58%**       119%          33%         26%          38%        51%
Net assets, end of period (in thousands)                     $25,985      $25,470      $26,689     $32,367      $33,151    $39,247
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                         0.88%**      0.99%        1.08%       1.07%        0.86%      0.74%
   Net investment income (loss) to average net assets           2.67%**      2.93%        3.61%       3.83%        4.88%      4.71%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/15    Year Ended    Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)   12/31/14      12/31/13    12/31/12    12/31/11    12/31/10
Class II
Net asset value, beginning of period                         $ 11.25      $ 11.03       $ 11.50     $ 11.90     $ 11.84     $ 11.39
                                                             -------      -------       -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.16      $  0.33       $  0.41     $  0.45     $  0.58     $  0.54
    Net realized and unrealized gain (loss) on investments     (0.13)        0.30         (0.31)       0.50        0.05        0.46
                                                             -------      -------       -------     -------     -------     -------
       Net increase (decrease) from investment operations    $  0.03      $  0.63       $  0.10     $  0.95     $  0.63     $  1.00
Distribution to shareowners:
    Net investment income                                    $ (0.18)     $ (0.35)      $ (0.45)    $ (0.51)    $ (0.57)    $ (0.55)
    Net realized gain                                          (0.10)       (0.06)        (0.12)      (0.84)         --          --
                                                             -------      -------       -------     -------     -------     -------
Total distributions                                          $ (0.28)     $ (0.41)      $ (0.57)    $ (1.35)    $ (0.57)    $ (0.55)
                                                             -------      -------       -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (0.25)     $  0.22       $ (0.47)    $ (0.40)    $  0.06     $  0.45
                                                             -------      -------       -------     -------     -------     -------
Net asset value, end of period                               $ 11.00      $ 11.25       $ 11.03     $ 11.50     $ 11.90     $ 11.84
                                                             =======      =======       =======     =======     =======     =======
Total return*                                                   0.25%        5.79%         0.83%       8.43%       5.37%       8.94%
Ratio of net expenses to average net assets                     0.86%**      0.86%(a)      0.90%       0.91%       0.87%       0.87%
Ratio of net investment income (loss) to average net assets     2.66%**      2.98%         3.69%       3.99%       4.63%       4.57%
Portfolio turnover rate                                           58%**       119%           33%         26%         38%         51%
Net assets, end of period (in thousands)                     $39,149      $21,539       $ 8,313     $ 5,027     $ 4,281     $35,854
Ratios with no waiver of fees and assumption of
    expenses by the Adviser and no reduction for fees
    paid indirectly:
    Total expenses to average net assets                        1.11%**      1.23%         1.36%       1.36%       1.04%       0.99%
    Net investment income (loss) to average net assets          2.41%**      2.62%         3.23%       3.54%       4.46%       4.45%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $61,024,861)                             $61,561,030
  Cash                                                                      4,807,069
  Futures Collateral                                                          137,075
  Centrally cleared swap collateral                                           100,000
  Receivables --
     Investment securities sold                                             3,264,687
     Portfolio shares sold                                                    681,145
     Interest                                                                 365,232
     Dividends                                                                  4,041
     Variation margin for futures contracts                                     2,758
  Swap contracts, premiums paid                                                63,963
  Net unrealized appreciation on centrally cleared swap contracts              32,586
  Net unrealized appreciation on futures contracts                             81,654
  Due from Pioneer Investment Management, Inc.                                  8,095
  Other assets                                                                 15,951
                                                                          -----------
         Total assets                                                     $71,125,286
                                                                          -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                      $ 5,809,012
     Portfolio shares repurchased                                              34,387
     Trustee fees                                                                  59
     Variation margin for centrally cleared swap contracts                     76,798
  Due to affiliates                                                             6,753
  Accrued expenses                                                             64,419
                                                                          -----------
         Total liabilities                                                $ 5,991,428
                                                                          -----------
NET ASSETS:
  Paid-in capital                                                         $64,263,275
  Undistributed net investment income                                           3,492
  Accumulated net realized gain on investments, futures contracts
    and swap contracts                                                        216,682
  Net unrealized appreciation on investments                                  536,169
  Net unrealized appreciation on swap contracts                                32,586
  Net unrealized appreciation on futures contracts                             81,654
                                                                          -----------
        Total net assets                                                  $65,133,858
                                                                          ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $25,985,031/2,366,621 shares)                         $     10.98
                                                                          ===========
  Class II (based on $39,148,827/3,557,856 shares)                        $     11.00
                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Interest                                                              $   917,913
  Dividends                                                                  26,960
                                                                        -----------
        Total investment income                                                        $ 944,873
                                                                                       ---------
EXPENSES:
  Management fees                                                       $   106,939
  Transfer agent fees
     Class I                                                                    750
     Class II                                                                   750
  Distribution fees
     Class II                                                                34,510
  Administrative reimbursement                                               13,702
  Custodian fees                                                             32,434
  Professional fees                                                          33,725
  Printing expense                                                            6,326
  Fees and expenses of nonaffiliated Trustees                                 3,716
  Pricing expense                                                            31,537
  Miscellaneous                                                               1,749
                                                                        -----------
     Total expenses                                                                    $ 266,138
         Less fees waived and expenses reimbursed by
               Pioneer Investment Management, Inc.                                       (67,618)
                                                                                       ---------
         Net expenses                                                                  $ 198,520
                                                                                       ---------
               Net investment income                                                   $ 746,353
                                                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
    Investments                                                         $   256,501
    Swap contracts                                                          (18,029)
    Futures contracts                                                       (84,492)   $ 153,980
                                                                        -----------    ---------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                         $(1,056,769)
    Swap contracts                                                           24,988
    Futures contracts                                                       144,933    $(886,848)
                                                                        -----------    ---------
  Net loss on investments, swap contracts and futures contracts                        $(732,868)
                                                                                       ---------
  Net increase in net assets resulting from operations                                 $  13,485
                                                                                       =========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                         Ended
                                                                                        6/30/15      Year Ended
                                                                                      (unaudited)     12/31/14
FROM OPERATIONS:
Net investment income                                                                $    746,353   $  1,288,956
Net realized gain on investments, swap contracts and futures contracts                    153,980        685,142
Change in net unrealized appreciation (depreciation) on investments, swap contracts
   and futures contracts                                                                 (886,848)       251,415
                                                                                     ------------   ------------
      Net increase in net assets resulting from operations                           $     13,485   $  2,225,513
                                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.19 and $0.38 per share, respectively)                              $   (437,287)  $   (866,154)
      Class II ($0.18 and $0.35 per share, respectively)                                 (430,543)      (450,820)
Net realized gains:
      Class I ($0.10 and $0.06 per share, respectively)                              $   (236,329)  $   (137,932)
      Class II ($0.10 and $0.06 per share, respectively)                                 (343,047)       (73,598)
                                                                                     ------------   ------------
         Total distributions to shareowners                                          $ (1,447,206)  $ (1,528,504)
                                                                                     ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     $ 25,836,230   $ 20,415,341
Reinvestment of distributions                                                           1,447,206      1,528,504
Cost of shares repurchased                                                             (7,724,693)   (10,633,087)
                                                                                     ------------   ------------
     Net increase in net assets resulting from
        Portfolio share transactions                                                 $ 19,558,743   $ 11,310,758
                                                                                     ------------   ------------
     Net increase in net assets                                                      $ 18,125,022   $ 12,007,767
NET ASSETS:
Beginning of period                                                                  $ 47,008,836   $ 35,001,069
                                                                                     ------------   ------------
End of period                                                                        $ 65,133,858   $ 47,008,836
                                                                                     ============   ============
Undistributed net investment income                                                  $      3,492   $    124,969
                                                                                     ============   ============

                                          '15 Shares       '15 Amount
                                          (unaudited)      (unaudited)      '14 Shares        '14 Amount
CLASS I
Shares sold                                  316,521       $ 3,567,601         247,705       $  2,800,345
Reinvestment of distributions                 60,423           673,616          89,511          1,004,086
Less shares repurchased                     (277,963)       (3,129,086)       (494,078)        (5,538,759)
                                           ---------       -----------       ---------       ------------
      Net increase (decrease)                 98,981       $ 1,112,131        (156,862)      $ (1,734,328)
                                           =========       ===========       =========       ============
CLASS II
Shares sold                                1,981,845       $22,268,629       1,566,269       $ 17,614,996
Reinvestment of distributions                 69,476           773,590          46,652            524,418
Less shares repurchased                     (407,291)       (4,595,607)       (452,674)        (5,094,328)
                                           ---------       -----------       ---------       ------------
      Net increase                         1,644,030       $18,446,612       1,160,247       $ 13,045,086
                                           =========       ===========       =========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing source. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing source, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the investments. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cost may include overnight time deposits at approved financial institutions.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    valuation team uses fair value methods approved by the Valuation Committee of Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                         2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $1,337,186
    Long-term capital gain                                               191,318
                                                                      ----------
       Total distributions                                            $1,528,504
                                                                      ==========
    Distributable Earnings:
    Undistributed ordinary income                                     $  240,987
    Undistributed long-term gain                                         545,145
    Net unrealized appreciation                                        1,518,172
                                                                      ----------
       Total                                                          $2,304,304
                                                                      ==========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to the tax treatment of premium and amortization, the mark-to-market of futures contracts, catastrophe bonds, credit default swaps and interest accruals on preferred stock.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

D.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

    The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    In addition to event-linked bonds, the Portfolio also may invest in other Insurance Linked Securities ("ILS"). The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's investment in quota share instruments and therefore place the Portfolio's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

F.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at June 30, 2015 was $137,075. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2015 was $10,241,570.

    At June 30, 2015, open futures contracts were as follows:

                                   Number of                                             Unrealized
                                   Contracts         Settlement                         Appreciation
    Type                          Long/(Short)          Month              Value       (Depreciation)
    --------------------------------------------------------------------------------------------------
    U.S. 10 Year Note (CBT)           (48)               9/15         $(6,056,250)         $40,907
    U.S. Ultra Bond (CBT)               7                9/15           1,078,438             (320)
    U.S. 5 Year Note (CBT)            (19)               9/15          (2,265,898)          (2,528)
    U.S. 2 Year Note (CBT)             (3)               9/15            (656,813)            (889)
    U.S. Long Bond Note (CBT)         (13)               9/15          (1,960,969)          44,484
    --------------------------------------------------------------------------------------------------
                                                                      $(9,861,492)         $81,654
    --------------------------------------------------------------------------------------------------

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Portfolio had no open repurchase agreements.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Open credit default swap contracts at June 30, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended June 30, 2015 was $64,501.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. Prior to July 1, 2014, management fees were calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets. For the six months ended June 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the six months ended June 30, 2015, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,458 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,045 in distribution fees payable to PFD at June 30, 2015.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2015 were as follows:

Derivatives Not
Accounted for as                     Asset Derivatives 2015                 Liabilities Derivatives 2015
Hedging Instruments         --------------------------------------     --------------------------------------
Under Accounting              Statement of Assets                      Statement of Assets
Standards Codification          and Liabilities                          and Liabilities
(ASC) 815 Location                 Location                 Value            Location                 Value
-------------------------------------------------------------------------------------------------------------
Futures contracts           Net unrealized appreciation   $ 81,654     Net unrealized depreciation    $    --
                            on futures contracts                       on futures contracts
Swap contracts              Net unrealized appreciation     32,586     Net unrealized depreciation         --
                            on swap contracts                          on swap contracts
-------------------------------------------------------------------------------------------------------------
    Total                                                 $114,240                                    $    --
-------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2015 was as follows:

                                                                                                        Change in
                                                                                                        Unrealized
                                                                                     Realized Gain    Appreciation or
Derivatives Not Accounted for                                                        or (Loss) on     (Depreciation)
as Hedging Instruments Under               Location of Gain or (Loss)                 Derivatives     on Derivatives
Accounting Standards                       on Derivatives Recognized                  Recognized      Recognized in
Codification (ASC) 815                            in Income                            in Income          Income
---------------------------------------------------------------------------------------------------------------------
Futures contracts                   Net realized gain (loss) on futures contracts      $(84,492)
Futures contracts                   Change in unrealized appreciation
                                    (depreciation) on futures contracts                                  $144,933
Swap contracts                      Net realized gain (loss) on swap contracts         $(18,029)
Swap contracts                      Change in unrealized appreciation
                                    (depreciation) on swap contracts                                     $ 24,988
---------------------------------------------------------------------------------------------------------------------

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Advisory Trustee
Lisa M. Jones, President and                        Lorraine H. Monchak*
Chief Executive Officer
Mark E. Bradley, Treasurer and
Chief Financial Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer                                 Trustees
                                                    Thomas J. Perna, Chairman
                                                    David R. Bock
                                                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Marguerite A. Piret
                                                    Fred J. Ricciardi
                                                    Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19617-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        13

  Notes to Financial Statements                                               18

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As of percentage of long-term holdings)

Financials                                                                 28.0%
Industrials                                                                12.4%
Materials                                                                  12.4%
Information Technology                                                      9.9%
Energy                                                                      8.4%
Telecommunication Services                                                  8.0%
Consumer Staples                                                            7.6%
Consumer Discretionary                                                      7.2%
Health Care                                                                 3.1%
Utilities                                                                   3.0%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Geographical Distribution
(As a percentage of long-term holdings)

China                                                                      22.2%
Russia                                                                     13.4%
United Arab Emirates                                                        8.6%
Brazil                                                                      8.0%
Italy                                                                       5.6%
Philippines                                                                 4.8%
Republic of Georgia                                                         4.7%
Egypt                                                                       4.6%
Australia                                                                   4.6%
Nigeria                                                                     3.4%
Greece                                                                      3.4%
Saudi Arabia                                                                3.4%
South Korea                                                                 2.5%
Mexico                                                                      2.5%
South Africa                                                                1.8%
Taiwan                                                                      1.8%
Kenya                                                                       1.7%
India                                                                       1.3%
United Kingdom                                                              1.2%
Other (individually less than 1.0%)                                         0.5%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. Goodbaby International Holdings, Ltd.                                   6.96%
--------------------------------------------------------------------------------
2. TMK OAO (G.D.R.)                                                        6.60
--------------------------------------------------------------------------------
3. PhosAgro OAO (G.D.R.)                                                   6.27
--------------------------------------------------------------------------------
4. Astaldi S.p.A.                                                          5.62
--------------------------------------------------------------------------------
5. Philippine National Bank                                                4.78
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           6/30/15             12/31/14
  Class I                                            $18.84               $21.69
  Class II                                           $18.60               $21.41

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/15 - 6/30/15)                Income         Capital Gains     Capital Gains
  Class I                         $0.8825        $0.9256           $2.0555
  Class II                        $0.7984        $0.9256           $2.0555

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Emerging Markets VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Emerging         Pioneer Emerging          MSCI Emerging
                Markets VCT Portfolio,   Markets VCT Portfolio,    Markets
                Class I                  Class II                  ND Index
6/30/2005       $ 10,000                 $ 10,000                  $ 10,000
6/30/2006       $ 14,278                 $ 14,249                  $ 13,547
6/30/2007       $ 21,470                 $ 21,374                  $ 19,641
6/30/2008       $ 22,322                 $ 22,165                  $ 20,551
6/30/2009       $ 14,301                 $ 14,169                  $ 14,783
6/30/2010       $ 17,073                 $ 16,855                  $ 18,206
6/30/2011       $ 20,930                 $ 20,599                  $ 23,266
6/30/2012       $ 16,644                 $ 16,342                  $ 19,555
6/30/2013       $ 15,834                 $ 15,500                  $ 20,115
6/30/2014       $ 19,145                 $ 18,697                  $ 22,994
6/30/2015       $ 16,504                 $ 16,078                  $ 21,816

The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index is an unmanaged index that measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                                  MSCI Emerging
                                    Class I       Class II      Markets ND Index
--------------------------------------------------------------------------------
10 Years                              5.14%          4.86%           8.11%
5 Years                              -0.68%         -0.94%           3.68%
1 Year                              -13.79%        -14.01%          -5.12%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/15                   $1,000.00          $1,000.00
Ending Account Value on 6/30/15                     $1,045.70          $1,044.29
Expenses Paid During Period*                        $    8.62          $    9.88

* Expenses are equal to the Portfolio's annualized total expense ratio of 1.70% and 1.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/15                   $1,000.00          $1,000.00
Ending Account Value on 6/30/15                     $1,016.36          $1,015.12
Expenses Paid During Period*                        $    8.50          $    9.74

* Expenses are equal to the Portfolio's annualized total expense ratio of 1.70% and 1.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets VCT Portfolio, discuss the investment environment and the Portfolio's performance during the six-month period ended June 30, 2015. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a portfolio manager at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, Head of Emerging Market Equity Research, and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2015?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned 4.57% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned 4.42%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)1, returned 2.95%. During the same period, the average return of the 79 variable portfolios in Lipper's Emerging Markets Underlying Funds category was 2.31%.

Q: Could you please review the performance of emerging markets stocks during the six-month period ended June 30, 2015?

A: Emerging markets stocks performed well during the first half of the year and slightly outperformed the developed markets: the MSCI Emerging Markets ND Index, the Portfolio's benchmark, returned 2.95% for the period, while stocks in developed markets, as gauged by the MSCI World ND Index, returned 2.63%. Entering the year, the emerging markets equities asset class was under pressure from concerns about falling commodity prices and weak global economic growth. As the worries gradually dissipated throughout the course of the first quarter, emerging markets stocks at first staged an uneven recovery before surging during the second half of March and into April. A revival of the Chinese stock market, which helped boost sentiment regarding the emerging markets as a whole, was the key factor in the rebound. However, Chinese equities subsequently fell sharply amid growing sentiment that stocks in the country had been lifted largely by government stimulus rather than by company fundamentals. Thus, the broader emerging markets equities asset class declined during May and June, erasing most of the gains achieved in the prior rally. Despite the late downturn, though, emerging markets equities finished the six-month period ended June 30, 2015, in positive territory.

---------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment strategies or individual security selections had the greatest effect on the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2015, either from a positive or negative standpoint?

A: We were pleased with the Portfolio's six-month results, as our stock selections made a healthy contribution to performance. This represents a change from late 2014, when macroeconomic factors - such as the volatility in oil prices and worries about economic growth - outweighed company fundamentals as the key driver of individual stock performance in the emerging markets. Macroeconomic concerns moved into the background during the first half of this year, however, helping to fuel a renewed investor emphasis on company-specific factors. The shift was reflected in a significant improvement in the Portfolio's benchmark-relative performance compared with 2014.

     Our stock selection process worked very well in China and enabled the Portfolio to take advantage of that market's strong performance. A number of individual Portfolio holdings delivered returns well above those of both the Chinese market and the benchmark, including China ITS, Huaneng Renewables, Goodbaby International, and China Conch Venture Holdings. Of these, we believe Goodbaby may represent the most interesting story. The company, which makes strollers, car seats, and other child safety products, represents a play on growing middle-class wealth in China. Goodbaby is one of our highest-conviction holdings in the Portfolio and one of the largest overall positions as of June 30, 2015. The commitment to Goodbaby's stock paid off handsomely for the Portfolio over the past six months.

     Outside of China, the Portfolio saw added value through positions in TMK, a Russian producer of steel pipes for the oil and gas industry; the Italian construction company Astaldi, which earns a large portion of its revenues from the emerging markets; and the Russian fertilizer producer PhosAgro.

     The most notable underperformers in the Portfolio over the period were positions in the Egyptian company Global Telecom Holding; in the Brazilian food processing concern Mafrig Global Foods; and in Tupy, a Brazilian company that manufactures cast iron components for the automotive, railroad, and equipment sectors.

Q: Did you invest in any derivatives while managing the Portfolio during the six-month period ended June 30, 2015? If so, did the derivative positions have any effect on the Portfolio's performance?

A: The Portfolio used derivatives in the form of currency forward contracts during the period. Our goal in using derivatives isn't to add to the Portfolio's total return, but to attempt to "hedge" (or mitigate) the currency risks of certain positions. The use of currency forward contracts contributed modestly to the Portfolio's performance during the six-month period, as emerging markets currencies (as a group) lost ground relative to the U.S. dollar.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Portfolio invests in issuers located within specific countries or regions, the Portfolio may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q: How was Portfolio positioned with respect to specific regions or countries as of June 30, 2015?

A: Our bottom-up investment process led us to overweight the Portfolio in the industrials, materials, and consumer discretionary sectors as of the close of the period. Conversely, the largest underweights were in financials, information technology and consumer staples. In terms of countries, allocations to China and Russia represented the largest overweights, while Korea, Taiwan and much of Latin America were among the larger Portfolio underweights. Those countries and regions, in our opinion, hold a lower representation of the undervalued, fast-growing companies we seek to include in the Portfolio. With that said, it is important to keep in mind that the Portfolio's country and sector weightings are largely a residual effect of our individual stock selection process. For instance, we are optimistic about the prospects for the Portfolio's two holdings in Russia:
     PhosAgro and TMK. Our conviction in those two positions has resulted in an overweight to Russia, despite our cautious outlook for the country's economy as a whole. We believe the value of our bottom-up investment approach will become more apparent in the years ahead.

Q:   Do you have any closing thoughts for investors?

A: The past six years has been an unusual time for the emerging markets, as the financial crisis of 2008 and the subsequent era of ultra-low interest rates has caused macroeconomic factors to play an outsized role in market performance. Now, the U.S. Federal Reserve System appears to be moving closer to the point where it is likely to begin raising rates - a shift that we expect will signal the return of more typical investment conditions. In this environment, we believe emerging markets equity investors will be better served by targeting company-specific opportunities rather than taking a broad-based allocation to the asset class. Such an investment approach would place an emphasis on owning shares of corporations that allocate capital intelligently, and that feature strong fundamentals and sustainable paths to earnings growth.

Please refer to the Schedule of Investments on pages 7 to 12 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
              PREFERRED STOCKS - 2.8%
              Banks - 2.7%
              Diversified Banks - 2.7%
    89,023    Itau Unibanco Holding SA                             $     981,496
                                                                   -------------
              Total Banks                                          $     981,496
                                                                   -------------
              Technology Hardware & Equipment - 0.1%
              Technology Hardware, Storage & Peripherals - 0.1%
        36    Samsung Electronics Co., Ltd.                        $      31,887
                                                                   -------------
              Total Technology Hardware & Equipment                $      31,887
                                                                   -------------
              TOTAL PREFERRED STOCKS
              (Cost $988,691)                                      $   1,013,383
                                                                   -------------
              COMMON STOCKS - 92.1%
              Energy - 8.3%
              Oil & Gas Equipment & Services - 6.5%
        50    Dayang Enterprise Holdings Bhd                       $          30
   539,862    TMK OAO (G.D.R.)                                         2,321,532
                                                                   -------------
                                                                   $   2,321,562
                                                                   -------------
              Integrated Oil & Gas - 0.1%
     1,029    Sasol, Ltd.                                          $      38,108
                                                                   -------------
              Oil & Gas Refining & Marketing - 1.7%
 7,169,945    KenolKobil, Ltd., Group                              $     609,342
                                                                   -------------
              Total Energy                                         $   2,969,012
                                                                   -------------
              Materials - 12.2%
              Fertilizers & Agricultural Chemicals - 6.2%
   172,325    PhosAgro OAO (G.D.R.)                                $   2,205,820
                                                                   -------------
              Construction Materials - 1.0%
    40,719    Cemex SAB de CV (A.D.R.)*                            $     372,986
                                                                   -------------
              Diversified Metals & Mining - 5.0%
    10,682    MMC Norilsk Nickel OJSC (A.D.R.)                     $     180,205
 4,588,000    MMG, Ltd.*                                               1,605,668
                                                                   -------------
                                                                   $   1,785,873
                                                                   -------------
              Steel - 0.0%+
         2    POSCO                                                $         395
                                                                   -------------
              Total Materials                                      $   4,365,074
                                                                   -------------
              Capital Goods - 7.3%
              Construction & Engineering - 5.5%
   213,302    Astaldi S.p.A.                                       $   1,977,671
              Industrial Machinery - 1.8%
   270,500    China Conch Venture Holdings, Ltd.*                  $     620,793
                                                                   -------------
              Total Capital Goods                                  $   2,598,464
                                                                   -------------
              Transportation - 4.9%
              Air Freight & Logistics - 0.6%
   218,647    Aramex PJSC                                          $     206,372
                                                                   -------------
              Airlines - 4.3%
 3,526,281    Air Arabia PJSC                                      $   1,548,683
                                                                   -------------
              Total Transportation                                 $   1,755,055
                                                                   -------------
              Automobiles & Components - 4.7%
              Auto Parts & Equipment - 4.7%
   321,154    Tupy SA                                              $   1,665,887
                                                                   -------------
              Total Automobiles & Components                       $   1,665,887
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Consumer Durables & Apparel - 6.9%
              Leisure Products - 6.9%
 5,893,000    Goodbaby International Holdings, Ltd.                $   2,447,948
                                                                   -------------
              Total Consumer Durables & Apparel                    $   2,447,948
                                                                   -------------
              Consumer Services - 0.0%+
              Casinos & Gaming - 0.0%+
     1,339    NagaCorp, Ltd.                                       $         988
                                                                   -------------
              Total Consumer Services                              $         988
                                                                   -------------
              Media - 1.6%
              Cable & Satellite - 1.6%
     3,772    Naspers, Ltd.                                        $     582,962
                                                                   -------------
              Total Media                                          $     582,962
                                                                   -------------
              Retailing - 0.3%
              Internet Retail - 0.3%
     3,206    JD.com, Inc. (A.D.R.)*                               $     109,325
                                                                   -------------
              Total Retailing                                      $     109,325
                                                                   -------------
              Food, Beverage & Tobacco - 0.4%
              Packaged Foods & Meats - 0.4%
   315,141    Flour Mills of Nigeria Plc                           $      53,803
    42,507    Marfrig Global Foods SA*                                    77,925
                                                                   -------------
                                                                   $     131,728
                                                                   -------------
              Total Food, Beverage & Tobacco                       $     131,728
                                                                   -------------
              Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
              Pharmaceuticals - 1.2%
    14,216    Hikma Pharmaceuticals Plc                            $     432,906
                                                                   -------------
              Total Pharmaceuticals, Biotechnology & Life Sciences $     432,906
                                                                   -------------
              Banks - 19.0%
              Diversified Banks - 19.0%
    91,363    Abu Dhabi Commercial Bank PJSC                       $     190,046
        32    Banco Santander Brasil SA (A.D.R.)                             174
   262,000    China Construction Bank Corp.                              238,006
     1,332    Credicorp, Ltd.                                            185,041
    72,298    Grupo Financiero Banorte SAB de CV                         397,683
     4,599    HDFC Bank, Ltd. (A.D.R.)                                   278,377
    36,810    ICICI Bank, Ltd.                                           179,001
   652,000    Industrial & Commercial Bank of China, Ltd.                515,691
    10,233    KB Financial Group, Inc.                                   335,348
       775    Mega Financial Holding Co., Ltd.                               697
 1,100,987    Philippine National Bank*                                1,681,016
   160,798    TBC Bank JSC (G.D.R.)*                                   1,657,319
45,359,581    United Bank for Africa Plc                               1,136,552
                                                                   -------------
                                                                   $   6,794,951
                                                                   -------------
              Total Banks                                          $   6,794,951
                                                                   -------------
              Diversified Financials - 0.3%
              Consumer Finance - 0.3%
    48,426    Credito Real SAB de CV SOFOM ER                      $     108,343
                                                                   -------------
              Total Diversified Financials                         $     108,343
                                                                   -------------
              Insurance - 1.4%
              Life & Health Insurance - 1.2%
     4,452    Samsung Life Insurance Co., Ltd.                     $     427,491
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Property & Casualty Insurance - 0.2%
       351    Samsung Fire & Marine Insurance Co., Ltd.            $      91,607
                                                                   -------------
              Total Insurance                                      $     519,098
                                                                   -------------
              Real Estate - 3.0%
              Real Estate Development - 3.0%
   504,812    Emaar Properties PJSC                                $   1,078,436
                                                                   -------------
              Total Real Estate                                    $   1,078,436
                                                                   -------------
              Software & Services - 7.9%
              Internet Software & Services - 3.6%
   101,861    ChinaCache International Holdings, Ltd. (A.D.R.)*    $   1,275,300
                                                                   -------------
              IT Consulting & Other Services - 4.3%
 9,346,000    China ITS Holdings Co., Ltd.                         $   1,544,511
                                                                   -------------
              Total Software & Services                            $   2,819,811
                                                                   -------------
              Technology Hardware & Equipment - 0.8%
              Electronic Manufacturing Services - 0.8%
    86,910    Hon Hai Precision Industry Co., Ltd.                 $     270,691
                                                                   -------------
              Total Technology Hardware & Equipment                $     270,691
                                                                   -------------
              Semiconductors & Semiconductor Equipment - 1.0%
              Semiconductors - 1.0%
    80,000    Taiwan Semiconductor Manufacturing Co., Ltd.         $     359,927
                                                                   -------------
              Total Semiconductors & Semiconductor Equipment       $     359,927
                                                                   -------------
              Telecommunication Services - 7.9%
              Integrated Telecommunication Services - 3.4%
   134,257    Hellenic Telecommunications Organization SA          $   1,206,479
                                                                   -------------
              Wireless Telecommunication Services - 4.5%
   930,927    Global Telecom Holding SAE (G.D.R.)*                 $   1,601,572
                                                                   -------------
              Total Telecommunication Services                     $   2,808,051
                                                                   -------------
              Utilities - 3.0%
              Independent Power Producers & Energy Traders - 2.5%
 1,826,000    Huadian Fuxin Energy Corp., Ltd.                     $     879,008
                                                                   -------------
              Renewable Electricity - 0.5%
   449,000    Huaneng Renewables Corp., Ltd.*                      $     179,642
                                                                   -------------
              Total Utilities                                      $   1,058,650
                                                                   -------------
              TOTAL COMMON STOCKS
              (Cost $35,677,755)                                   $  32,877,307
                                                                   -------------

 Principal
 Amount ($)
              CORPORATE BONDS - 0.2%
              Household & Personal Products - 0.2%
              Personal Products - 0.2%
BRL 136,000   Hypermarcas SA, 11.3%, 10/15/18 (c)                  $      18,505
BRL 136,000   Hypermarcas SA, 3.0%, 10/15/15 (c)                          58,973
                                                                   -------------
                                                                   $      77,478
                                                                   -------------
              Total Household & Personal Products                  $      77,478
                                                                   -------------
              TOTAL CORPORATE BONDS
              (Cost $133,114)                                      $      77,478
                                                                   -------------
              EQUITY LINKED NOTES - 3.4%
              Retailing - 0.5%
              Apparel Retail - 0.5%
      7,113   Fawaz Abdulaziz Alhokair & Co., 6/29/17              $     185,867
                                                                   -------------
              Total Retailing                                      $     185,867
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount ($)                                                        Value
              Health Care Equipment & Services - 1.9%
              Health Care Facilities - 1.9%
    17,243    Mouwasat Medical Services Co., 3/5/18                $     652,865
                                                                   -------------
              Total Health Care Equipment & Services               $     652,865
                                                                   -------------
              Banks - 1.0%
              Diversified Banks - 1.0%
    52,260    Samba Financial Group, 6/29/17                       $     363,691
                                                                   -------------
              Total Banks                                          $     363,691
                                                                   -------------
              TOTAL EQUITY LINKED NOTES
              (Cost $1,144,739)                                    $   1,202,423
                                                                   -------------

    Shares
              RIGHTS / WARRANTS - 0.0%+
              Household & Personal Products - 0.0%+
              Personal Products - 0.0%+
       136    Hypermarcas SA, 10/15/15 (c)                         $          --
                                                                   -------------
              TOTAL RIGHTS / WARRANTS
              (Cost $0)                                            $          --
                                                                   -------------
              TOTAL INVESTMENT IN SECURITIES - 98.5%
              (Cost $37,944,299) (a)(b)                            $  35,170,591
                                                                   -------------
              OTHER ASSETS & LIABILITIES - 1.5%                    $     545,380
                                                                   -------------
              TOTAL NET ASSETS - 100.0%                            $  35,715,971
                                                                   =============


+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(G.D.R.)    Global Depositary Receipts.

(a) At June 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $38,424,880 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                             $ 1,475,346
            Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                              (4,729,635)
                                                                                   -----------
            Net unrealized depreciation                                            $(3,254,289)
                                                                                   -----------

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            China                                                                         22.2%
            Russia                                                                        13.4
            United Arab Emirates                                                           8.6
            Brazil                                                                         8.0
            Italy                                                                          5.6
            Philippines                                                                    4.8
            Republic of Georgia                                                            4.7
            Egypt                                                                          4.6
            Australia                                                                      4.6
            Nigeria                                                                        3.4
            Greece                                                                         3.4
            Saudi Arabia                                                                   3.4
            South Korea                                                                    2.5
            Mexico                                                                         2.5
            South Africa                                                                   1.8
            Taiwan                                                                         1.8
            Kenya                                                                          1.7
            India                                                                          1.3
            United Kingdom                                                                 1.2
            Other (individually less than 1.0%)                                            0.5
                                                                                         ------
                                                                                         100.0%
                                                                                         ======

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $19,580,965 and $21,722,084, respectively.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL    Brazilian Real

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:


                                                                    Level 1     Level 2       Level 3      Total
Preferred Stocks
   Banks
       Diversified Banks                                           $  981,496  $        --   $    --    $   981,496
   All Other Preferred Stocks                                              --       31,887        --         31,887
Common Stocks*
   Materials
       Construction Materials                                         372,986           --        --        372,986
       Diversified Metals & Mining                                    180,205           --        --        180,205
   Automobiles & Components
       Auto Parts & Equipment                                       1,665,887           --        --      1,665,887
   Retailing
       Internet Retail                                                109,325           --        --        109,325
   Food, Beverage & Tobacco
       Packaged Foods & Meats                                         131,728           --        --        131,728
   Banks
       Diversified Banks                                            1,997,827    4,797,124        --      6,794,951
   Diversified Financials
       Consumer Finance                                               108,343           --        --        108,343
   Software & Services
       Internet Software & Services                                 1,275,300           --        --      1,275,300
   All Other Common Stocks                                                 --   22,238,582        --     22,238,582
Corporate Bonds                                                            --           --    77,478         77,478
Equity Linked Notes                                                        --    1,202,423        --      1,202,423
Rights/Warrants                                                            --           --        --**           --**
                                                                   ----------  -----------   -------    -----------
Total                                                              $6,823,097  $28,270,016   $77,478    $35,170,591
                                                                   ==========  ===========   =======    ===========
Other Financial Instruments
Net unrealized appreciation on Forward Foreign Currency Contracts  $       --  $   107,860   $    --    $   107,860
Net unrealized depreciation on Forward Foreign Currency Contracts          --      (88,148)       --        (88,148)
                                                                   ----------  -----------   -------    -----------
Total                                                              $           $    19,712   $    --    $    19,712
                                                                   ==========  ===========   =======    ===========

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**   Security is valued at $0.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                                                                  Corporate     Rights/
                                                                   Bonds        Warrants      Total
Balance as of 12/31/14                                            $ 90,736      $ --***      $ 90,736
Realized gain (loss)1                                                   --        --               --
Change in unrealized appreciation (depreciation)2                  (13,258)       --          (13,258)
Purchases                                                               --        --               --
Sales                                                                   --        --               --
Transfers in and out of Level 3**                                       --        --               --
                                                                  --------      ----         --------
Balance as of 6/30/15                                             $ 77,478      $ --***      $ 77,478
                                                                  ========      ====         ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

***  Security is valued at $0.

     Net change in unrealized depreciation of Level 3 investments still held and
     considered Level 3 as of 6/30/15                                               $ (13,258)
                                                                                    ---------

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of June 30, 2015.

                                                                 Level 1        Level 2     Level 3         Total
Assets:
Foreign currencies, at value                                    $        --    $594,987    $        --     $594,987
                                                                -----------    --------    -----------     --------
Total:                                                          $        --    $594,987    $        --     $594,987
                                                                ===========    ========    ===========     ========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/15       Year Ended  Year Ended Year Ended Year Ended Year Ended
                                                            (unaudited)      12/31/14    12/31/13   12/31/12   12/31/11   12/31/10
Class I
Net asset value, beginning of period                         $ 21.69        $ 25.10     $ 25.95    $ 24.08    $ 31.52    $ 27.34
                                                             -------        -------     -------    -------    -------    -------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.16        $  0.08(a)  $  0.25    $  0.24    $  0.35    $  0.17
  Net realized and unrealized gain (loss) on investments        0.85          (3.18)      (0.81)      2.53      (7.71)      4.15
                                                             -------        -------     -------    -------    -------    -------
    Net increase (decrease) from investment operations       $  1.01        $ (3.10)    $ (0.56)   $  2.77    $ (7.36)   $  4.32
Distribution to shareowners:
  Net investment income                                      $ (0.88)       $ (0.17)    $ (0.29)   $ (0.13)   $ (0.08)   $ (0.14)
  Net realized gain                                            (2.98)         (0.14)         --      (0.77)        --         --
                                                             -------        -------     -------    -------    -------    -------
Total distributions                                          $ (3.86)       $ (0.31)    $ (0.29)   $ (0.90)   $ (0.08)   $ (0.14)
                                                             -------        -------     -------    -------    -------    -------
Net increase (decrease) in net asset value                   $ (2.85)       $ (3.41)    $ (0.85)   $  1.87    $ (7.44)   $  4.18
                                                             -------        -------     -------    -------    -------    -------
Net asset value, end of period                               $ 18.84        $ 21.69     $ 25.10    $ 25.95    $ 24.08    $ 31.52
                                                             =======        =======     =======    =======    =======    =======
Total return*                                                   4.57%        (12.55)%     (1.96)%    11.97%    (23.40)%    15.89%
Ratio of net expenses to average net assets                     1.70%**(b)     1.65%(b)    1.45%      1.45%      1.47%      1.45%
Ratio of net investment income (loss) to average net assets     0.19%**        0.33%       0.96%      0.93%      1.13%      0.66%
Portfolio turnover rate                                          110%**         102%         87%       143%       215%        97%
Net assets, end of period (in thousands)                     $16,873        $17,521     $32,531    $42,517    $43,727    $65,958

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Calculated using average shares outstanding for the period.

(b)   Includes interest expense of 0.08% and 0.03%, respectively.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                              6/30/15      Year Ended  Year Ended Year Ended Year Ended Year Ended
                                                            (unaudited)     12/31/14    12/31/13   12/31/12   12/31/11   12/31/10
Class II
Net asset value, beginning of period                          $ 21.41       $ 24.73     $ 25.55    $ 23.71    $ 31.04    $ 26.94
                                                              -------       -------     -------    -------    -------    -------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.06       $ (0.02)(a) $  0.19    $  0.18    $  0.27    $  0.13
  Net realized and unrealized gain (loss) on investments         0.91         (3.11)      (0.79)      2.48      (7.60)      4.06
                                                              -------       -------     -------    -------    -------    -------
    Net increase (decrease) from investment operations        $  0.97       $ (3.13)    $ (0.60)   $  2.66    $ (7.33)   $  4.19
Distribution to shareowners:
  Net investment income                                       $ (0.80)      $ (0.05)    $ (0.22)   $ (0.05)   $    --    $ (0.09)
  Net realized gain                                             (2.98)        (0.14)         --      (0.77)        --         --
                                                              -------       -------     -------    -------    -------    -------
Total distributions                                           $ (3.78)      $ (0.19)    $ (0.22)   $ (0.82)   $    --    $ (0.09)
                                                              -------       -------     -------    -------    -------    -------
Net increase (decrease) in net asset value                    $ (2.81)      $ (3.32)    $ (0.82)   $  1.84    $ (7.33)   $  4.10
                                                              -------       -------     -------    -------    -------    -------
Net asset value, end of period                                $ 18.60       $ 21.41     $ 24.73    $ 25.55    $ 23.71    $ 31.04
                                                              =======       =======     =======    =======    =======    =======
Total return*                                                    4.42%       (12.80)%     (2.19)%    11.66%    (23.62)%    15.61%
Ratio of net expenses to average net assets                      1.95%**(b)    1.87%(b)    1.70%      1.70%      1.72%      1.70%
Ratio of net investment income (loss) to average net assets     (0.05)%**     (0.09)%      0.69%      0.71%      0.86%      0.40%
Portfolio turnover rate                                           110%**        102%         87%       143%       215%        97%
Net assets, end of period (in thousands)                      $18,843       $18,901     $45,217    $53,514    $52,403    $83,293

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Calculated using average shares outstanding for the period.

(b)   Includes interest expense of 0.08% and 0.03%, respectively.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $37,944,299)                                                 $35,170,591
  Foreign currencies, at value (cost $622,246)                                                    594,987
  Receivables --
     Investment securities sold                                                                    41,697
     Portfolio shares sold                                                                         72,117
     Dividends (Net of foreign taxes withheld of $7,004)                                           98,344
     Interest                                                                                         885
  Net unrealized appreciation on forward foreign currency contracts                               107,860
  Other assets                                                                                      4,566
                                                                                              -----------
         Total assets                                                                         $36,091,047
                                                                                              -----------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                                             $   207,326
     Trustee fees                                                                                      36
  Due to custodian                                                                                 26,331
  Due to affiliates                                                                                 5,267
  Accrued expenses                                                                                 47,968
  Net unrealized depreciation on forward foreign currency contracts                                88,148
                                                                                              -----------
         Total liabilities                                                                    $   375,076
                                                                                              -----------
NET ASSETS:
  Paid-in capital                                                                             $40,355,870
  Distributions in excess of net investment income                                               (840,632)
  Accumulated net realized loss on investments, futures contracts and
     foreign currency transactions                                                             (1,010,723)
  Net unrealized depreciation on investments                                                   (2,773,708)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                               (14,836)
                                                                                              -----------
         Total net assets                                                                     $35,715,971
                                                                                              ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $16,872,893/895,472 shares)                                              $     18.84
                                                                                              ===========
   Class II (based on $18,843,078/1,012,800 shares)                                           $     18.60
                                                                                              ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $29,990)                          $    343,622
  Interest (net of foreign taxes withheld of $389)                                     2,313
                                                                                ------------
        Total investment income                                                                $  345,935
                                                                                               ----------
EXPENSES:
  Management fees                                                               $    201,093
  Transfer agent fees
    Class I                                                                              750
    Class II                                                                             750
  Distribution fees
    Class II                                                                          24,291
  Administrative reimbursements                                                       10,570
  Custodian fees                                                                      35,033
  Professional fees                                                                   35,564
  Printing expense                                                                     3,108
  Fees and expenses of nonaffiliated Trustees                                          3,688
  Miscellaneous                                                                        5,339
  Interest expense                                                                    14,436
                                                                                ------------
    Total expenses                                                                             $  334,622
                                                                                               ----------
        Net investment income                                                                  $   11,313
                                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                                 $ (1,073,921)
    Futures contracts                                                                (69,721)
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                            613,733   $ (529,909)
                                                                                ------------   ----------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                                 $  2,845,927
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                           (702,088)  $2,143,839
                                                                                ------------   ----------
  Net gain on investments, futures contracts and foreign currency transactions                 $1,613,930
                                                                                               ----------
  Net increase in net assets resulting from operations                                         $1,625,243
                                                                                               ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Six Months
                                                                                Ended
                                                                               6/30/15       Year Ended
                                                                             (unaudited)      12/31/14
FROM OPERATIONS:
Net investment income                                                        $     11,313   $      55,467
Net realized gain (loss) on investments, futures contracts and foreign
    currency transactions                                                        (529,909)      5,128,282
Change in net unrealized appreciation (depreciation) on investments,
    futures contracts and foreign currency transactions                         2,143,839     (10,300,330)
                                                                             ------------   -------------
      Net increase (decrease) in net assets resulting from operations        $  1,625,243   $  (5,116,581)
                                                                             ------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.88 and $0.17 per share, respectively)                      $   (661,735)  $    (204,295)
      Class II ($0.80 and $0.05 per share, respectively)                         (677,045)        (46,453)
Net realized gain:
      Class I ($2.98 and $0.14 per share, respectively)                        (2,235,352)       (163,063)
      Class II ($2.98 and $0.14 per share, respectively)                       (2,527,979)       (132,075)
                                                                             ------------   -------------
          Total distributions to shareowners                                 $ (6,102,111)  $    (545,886)
                                                                             ------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             $  5,430,854   $  11,708,993
Reinvestment of distributions                                                   6,102,111         545,886
Cost of shares repurchased                                                     (7,761,814)    (47,918,487)
                                                                             ------------   -------------
      Net increase (decrease) in net assets resulting from Portfolio
         share transactions                                                  $  3,771,151   $ (35,663,608)
                                                                             ------------   -------------
      Net decrease in net assets                                             $   (705,717)  $ (41,326,075)
NET ASSETS:
Beginning of period                                                          $ 36,421,688   $  77,747,763
                                                                             ------------   -------------
End of period                                                                $ 35,715,971   $  36,421,688
                                                                             ============   =============
Undistributed (distributions in excess of) net investment income             $   (840,632)  $     486,835
                                                                             ============   =============

                                                 '15 Shares    '15 Amount
                                                 (unaudited)   (unaudited)     '14 Shares    '14 Amount
CLASS I
Shares sold                                         91,479      $ 2,088,143       109,822   $   2,673,992
Reinvestment of distributions                      152,881        2,897,087        13,931         367,357
Less shares repurchased                           (156,780)      (3,491,549)     (611,743)    (15,664,341)
                                                  --------      -----------      --------   -------------
      Net increase (decrease)                       87,580      $ 1,493,681      (487,990)  $ (12,622,992)
                                                  ========      ===========      ========   =============
CLASS II
Shares sold                                        151,328      $ 3,342,711       375,677   $   9,035,001
Reinvestment of distributions                      171,300        3,205,024         6,851         178,529
Less shares repurchased                           (192,749)      (4,270,265)   (1,328,187)    (32,254,146)
                                                  --------      -----------      --------   -------------
      Net increase (decrease)                      129,879      $ 2,277,470      (945,659)  $ (23,040,616)
                                                  ========      ===========      ========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such Funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST


     news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2015 there were three securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers) representing 0.2% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2014, the Portfolio paid no such taxes.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2014, the Portfolio had no reserve related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     year ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, was as follows:

                                                                         2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $   250,748
     Long-term capital gain                                             295,138
                                                                    -----------
       Total distributions                                          $   545,886
                                                                    ===========
     Distributable Earnings
     Undistributed ordinary income                                  $ 2,817,617
     Undistributed long-term capital gain                             3,284,235
     Net unrealized depreciation                                     (6,264,883)
                                                                    -----------
       Total                                                        $  (163,031)
                                                                    ===========

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. As of June 30, 2015 there were no outstanding repurchase agreements.

I.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2015 was $335,600. There are no open futures contacts for the six months ended June 30, 2015.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Effective December 1, 2013, Management fees are calculated daily at the annual rate of 1.10% of the Portfolio's average daily net assets. Prior to December 1, 2013, management fees were calculated daily at the annual rate of 1.15% of the Portfolio's average daily net asset.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,490 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $527 in distribution fees payable to PFD at June 30, 2015.

5. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the six months ended June 30, 2015 was $4,555,671.

As of June 30, 2015, open forward foreign currency contracts were as follows.

---------------------------------------------------------------------------------------------------------------------
                                        Quantity/Shares                                        US $          Net
Currency                                  Purchased/             Book       Settlement       Value at     Unrealized
Description            Counterparty         (Sold)               Value         Date          6/30/15     Appreciation
---------------------------------------------------------------------------------------------------------------------
MXN (Mexican Peso)     Deutsche Bank
                         AG London             (10,297)   $         (667)    7/13/15     $       (654)     $      13
BRL (Brazilian Real)   Morgan Stanley       (4,417,509)       (1,424,084)    7/13/15       (1,417,536)         6,548
RUB (Russian Ruble)    Goldman Sachs
                         & Co.             (74,408,754)       (1,440,634)    7/13/15       (1,339,335)       101,299
---------------------------------------------------------------------------------------------------------------------
Total                                                                                                      $ 107,860
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                        Quantity/Shares                                        US $          Net
Currency                                  Purchased/             Book       Settlement       Value at     Unrealized
Description            Counterparty         (Sold)               Value         Date          6/30/15     Depreciation
---------------------------------------------------------------------------------------------------------------------
EUR (European Euro)    Deutsche Bank
                         AG London          (1,531,746)   $   (1,624,870)    7/13/15     $ (1,707,303)     $ (82,433)
NGN (Nigerian Naira)   Goldman Sachs
                         & Co.             (31,965,779)         (154,424)    7/13/15         (160,139)        (5,715)
---------------------------------------------------------------------------------------------------------------------
Total                                                                                                      $ (88,148)
---------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2015 were as follows:

---------------------------------------------------------------------------------------------------------------------
         Derivatives Not
         Accounted for as                    Asset Derivatives 2015                      Liabilities Derivatives 2015
       Hedging Instruments            -------------------------------------------------------------------------------
        Under Accounting              Statement of Assets                         Statement of Assets
     Standards Codification             and Liabilities                             and Liabilities
           (ASC) 815                       Location                  Value              Location               Value
---------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts    Net unrealized                              Net unrealized
                                      appreciation on forward                     depreciation on forward
                                      foreign currency contracts   $107,860       foreign currency contracts  $88,148
---------------------------------------------------------------------------------------------------------------------
    Total                                                          $107,860                                   $88,148
---------------------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015 was as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                                                        Change in
                                                                                                       Unrealized
                                                                                    Realized Gain    Appreciation or
Derivatives Not Accounted for                                                        or (Loss) on   (Depreciation) on
as Hedging Instruments Under           Location of Gain or (Loss)                    Derivatives       Derivatives
    Accounting Standards               on Derivatives Recognized                     Recognized       Recognized in
   Codification (ASC) 815                      in Income                              in Income          Income
---------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts   Net realized gain (loss) on forward foreign
                                     currency contracts                                $ 852,968
Forward foreign currency contracts   Change in unrealized appreciation
                                     (depreciation) on forward foreign
                                     currency contracts                                                $(848,962)
Futures contracts                    Net realized gain (loss) on futures contracts     $ (69,721)
---------------------------------------------------------------------------------------------------------------------

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers                                                    Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer        Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial Officer
Christopher J. Kelley, Secretary and Chief Legal Officer    Trustees
                                                            Thomas J. Perna,
                                                            Chairman
                                                            David R. Bock
                                                            Benjamin M. Friedman
                                                            Margaret B.W. Graham
                                                            Marguerite A. Piret
                                                            Fred J. Ricciardi
Investment Adviser and Administrator                        Kenneth J. Taubes
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19618-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        25

  Notes to Financial Statements                                               30

  Trustees, Officers, and Service Providers                                   37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       58.7%
Convertible Corporate Bonds                                                16.1%
International Corporate Bonds                                               8.6%
U.S. Common Stocks                                                          7.1%
Senior Secured Loans                                                        5.1%
U.S. Preferred Stocks                                                       1.7%
Convertible Preferred Stocks                                                1.0%
Collateralized Mortgage Obligations                                         0.8%
International Common Stocks                                                 0.6%
Asset Backed Securities                                                     0.3%

* Includes investments in insurance linked securities totaling 1.6% of total investment portfolio.

Five Largest Holdings
(As a percentage of long-term holdings)*

----------------------------------------------------------------------------------
1. Crown Cork & Seal Co., Inc.,7.375%, 12/15/26                              1.35%
----------------------------------------------------------------------------------
2. CHS, 7.125%, 7/15/20                                                      1.22
----------------------------------------------------------------------------------
3. WebMD Health Corp., 1.5%, 12/1/20                                         1.16
----------------------------------------------------------------------------------
4. Frontier Communications Corp., 8.75%, 4/15/22                             1.14
----------------------------------------------------------------------------------
5. CCO Holdings LLC, 5.75%, 1/15/24                                          0.89
----------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        6/30/15                12/31/14
    Class I                                       $9.51                  $9.65
    Class II                                      $9.44                  $9.59

                                 Net
Distributions per Share          Investment      Short-Term        Long-Term
(1/1/15 - 6/30/15)               Income          Capital Gains     Capital Gains
    Class I                      $0.2280         $0.0314           $0.2914
    Class II                     $0.2144         $0.0314           $0.2914

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown,compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer High Yield      Pioneer High Yield        BofA ML High Yield    BofA ML All-Convertibles
               VCT Portfolio, Class I  VCT Portfolio, Class II   Master II Index       Speculative Quality Index
6/30/2005      $10,000                 $10,000                   $10,000               $10,000
6/30/2006      $10,424                 $10,389                   $11,062               $11,181
6/30/2007      $11,798                 $11,739                   $11,582               $13,360
6/30/2008      $11,570                 $11,485                   $12,940               $12,072
6/30/2009      $ 9,904                 $ 9,782                   $12,671               $ 9,657
6/30/2010      $12,286                 $12,110                   $12,223               $12,453
6/30/2011      $15,211                 $14,988                   $15,587               $15,767
6/30/2012      $15,187                 $14,869                   $17,988               $15,007
6/30/2013      $17,284                 $16,869                   $19,156               $17,959
6/30/2014      $19,504                 $18,995                   $20,992               $22,101
6/30/2015      $19,278                 $18,683                   $23,469               $20,942

The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                                    BofA ML
                                                BofA ML    All-Convertibles
                                             High Yield         Speculative
                Class I     Class II    Master II Index       Quality Index
--------------------------------------------------------------------------------
10 Years          6.78%        6.45%              7.75%               7.67%
5 Years           9.43%        9.06%              8.41%              10.95%
1 Year           -1.16%       -1.64%             -0.55%              -5.24%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12B-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

       Share Class                                  I                     II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/15        $1,000.00              $1,000.00
       Ending Account Value on 6/30/15          $1,042.70              $1,040.40
       Expenses Paid During Period*             $    4.51              $    5.82

* Expenses are equal to the Fund's annualized expense ratio of 0.89% and 1.15% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

          Share Class                                       I             II
          ----------------------------------------------------------------------
          Beginning Account Value on 1/1/15             $1,000.00      $1,000.00
          Ending Account Value on 6/30/15               $1,020.38      $1,019.09
          Expenses Paid During Period*                  $    4.46      $    5.76

* Expenses are equal to the Fund's annualized expense ratio of 0.89% and 1.15% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

High-yield bonds posted positive gains over the six-month period ended June 30, 2015. In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that affected the performance of Pioneer High Yield VCT Portfolio during the six-month period. Ms. Wright, lead portfolio manager of the Portfolio and a senior vice president at Pioneer, and Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q:  How did the Portfolio perform during the six months ended June 30, 2015?

A: The Portfolio's Class I shares returned 4.27% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned 4.04%, while the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA
    ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 2.49% and -2.37%, respectively. During the same period, the average return of the 113 variable portfolios in Lipper's High Yield Underlying Funds category was 2.49%.

Q: How would you characterize the investment environment in the high-yield bond market during the six-month period ended June 30, 2015?

A: The period was volatile, with the volatility driven primarily by oil-price movements. Oil prices fell from late-2014 through mid-March before rebounding, somewhat, by the end of the period. Energy represents the largest sector within the domestic high-yield universe and the Portfolio's primary benchmark, the BofA ML High Yield Master II Index. As a result, oil price weakness towards the end of last year drove the high-yield market lower going into the six-month period ended June 30, 2015, hurting overall investor sentiment toward the asset class due to fears of possible increased default rates among issuers of high-yield bonds in the energy sector.

    Despite the oil-price backdrop, high-yield bond valuations were attractive at the start of the period and the high-yield energy sector rebounded quite dramatically as the period progressed, as it became apparent to investors that energy companies were preserving their cash as well as communicating plans to cut spending, improve their balance sheets and maintain liquidity. In turn, high-yield bond valuations - which had previously factored in dramatic default rates and considerably lower oil prices for an extended time - also rebounded.

    Concerns about increases in interest rates drove Treasury yields higher during the six-month period, with the 10-year Treasury yield going from 2.17% to 2.35% over the full six months (after falling to as low as 1.64% at the end of January 2015). The dramatic yield swings contributed to market volatility. As it became more apparent that the U.S. Federal Reserve System (the Fed) was considering raising short-term rates as early as this coming September, Treasuries responded in kind.

    At the end of the period, market volatility increased again, and dramatically, and high-yield bonds sold off as a host of geopolitical and other issues arose, including the possibility that Greece might exit the euro zone, that demand from China would continue to weaken despite monetary policy easing by the country's leaders, and that progress in the ongoing negotiations with Iran over its nuclear program would possibly contribute to more oil-price declines.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Q: What were the main factors behind the Portfolio's outperformance of its primary benchmark (the BofA ML High Yield Master II Index) during the six-month period ended June 30, 2015, and which factors hurt benchmark-relative returns?

A: Strong security selection results drove the Portfolio's outperformance of the BofA ML High Yield Master II Index during the period, particularly among holdings of convertible securities and equities. To illustrate, the Portfolio's convertibles holdings rose in value by 8.5% during period -- significantly outpacing the performance of the Portfolio's other benchmark, the BofA ML All-Convertibles Speculative Quality Index -- while its common stock investments were up by 6.2%. Additionally, the Portfolio's 6.5% allocation to floating-rate bank loans was a positive for relative returns, as that asset class outperformed high-yield bonds because of its relatively shorter duration -- as interest rates rose during the period, shorter-duration investments fared better (duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years).

    With regard to individual sectors, the Portfolio's performance was helped by positive security selection results in basic industries and health care, and by underweights in basic industries and media, both of which underperformed other market sectors during the period. Finally, the Portfolio's underweighting in CCC-rated securities also helped relative returns, as lower-quality issues underperformed the BofA ML High Yield Master II Index as a whole.

    On the down side, the Portfolio's relative returns were hurt by unfavorable security selection results among holdings in the telecommunications sector, and by an underweight position in the retail sector.

Q: Which individual Portfolio holdings contributed the most to benchmark-relative performance during the six-month period ended
    June 30, 2015, and which Portfolio holdings detracted the most from relative performance?

A: The Portfolio's convertible security holdings in Salix Pharmaceuticals increased in value during the period as the firm was acquired by Valeant Pharmaceuticals. Holdings of the common stock of insurance company Aetna also appreciated during the period, due to improving medical cost trends and increased overall insurance coverage levels. A Portfolio position in shares of Cigna, another insurance provider, rose in value on the strength of Anthem's offer to purchase the company. The common stock and convertible positions the Portfolio held in General Cable also helped benchmark-relative performance during the period, as the global manufacturer and distributor of wire and cable was linked to rumors that another company was looking to purchase it.

    As for detractors, the Portfolio's bond holdings of independent oil producers Swift Energy and Comstock Resources, along with the convertible preferred stock of Petroquest, hurt relative performance. All three companies encountered headwinds in the form of weaker oil prices throughout much of the period. The stock of Joy Global, a mining equipment manufacturer, also struggled and hurt the Portfolio's relative returns, as commodity prices declined during the period. Lastly, the Portfolio's holdings of Frontier Communications' bonds lagged the market during the period. Frontier is one of the nation's largest wireline providers of voice and high-speed data services. The company plans to issue new bonds in order to acquire Verizon's

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

    wireline assets in Florida, Texas and California, and the prospect of the new, increased bond supply caused Frontier's other debt securities to underperform the overall high-yield market.

Q: Did the Portfolio hold any derivative positions during the six-month period ended June 30, 2015, and did those positions have a material effect on performance?

A: Yes. We sold positions in S&P 500 futures. We also sold protection in high-yield credit default swaps during the period. Both of those strategies contributed to the Portfolio's performance.

Q: Have the Portfolio's distributions to shareholders increased or decreased over the past six months, and what were the reasons for the changes (if any)?

A: The level of the Portfolio's distributions to shareholders over the six-month period was unchanged.

Q:  What is your outlook for the second half of 2015?

A: Despite the slowdown in U.S. gross domestic product growth in the first quarter of 2015, we remain positive about the overall domestic economy, which we think will grow well enough to keep corporate profits healthy, given that cash flows have remained strong. Economic data for the second quarter, in general, showed clear improvements over the first quarter's figures, lending credence to this view.

    We also believe the overall credit quality of the high-yield market looks good. The average default rate for high-yield bonds remains at between 1% and 2%, much lower than historical averages. While disappointing economic growth trends overseas and rising geopolitical risks in some parts of the world are sources of concern, we think the U.S. economy is strong enough to overcome those outside influences. We believe the Fed is likely to begin raising short-term rates in the fall of 2015, thus delaying near-term market anticipation of an imminent interest-rate hike.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Please refer to the Schedule of Investments on pages 7 to 24 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                   Value
                          CONVERTIBLE CORPORATE BONDS - 15.5%
                          Energy - 1.0%
                          Oil & Gas Equipment & Services - 0.1%
    85,000                SEACOR Holdings, Inc., 3.0%, 11/15/28                                  $     75,650
                                                                                                 ------------
                          Oil & Gas Exploration & Production - 0.6%
   280,000                Cobalt International Energy, Inc., 2.625%, 12/1/19                     $    206,675
    65,000                Energy XXI, Ltd., 3.0%, 12/15/18                                             15,275
   150,000                Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)                               163,875
                                                                                                 ------------
                                                                                                 $    385,825
                                                                                                 ------------
                          Oil & Gas Storage & Transportation - 0.3%
   200,000                Golar LNG, Ltd., 3.75%, 3/7/17                                         $    242,500
                                                                                                 ------------
                          Total Energy                                                           $    703,975
                                                                                                 ------------
                          Materials - 0.4%
                          Diversified Metals & Mining - 0.4%
   235,000                RTI International Metals, Inc., 1.625%, 10/15/19                       $    254,828
                                                                                                 ------------
                          Total Materials                                                        $    254,828
                                                                                                 ------------
                          Capital Goods - 1.0%
                          Aerospace & Defense - 0.1%
    95,000                The KEYW Holding Corp., 2.5%, 7/15/19                                  $     82,294
                                                                                                 ------------
                          Electrical Components & Equipment - 0.9%
   459,000                General Cable Corp., 4.5%, 11/15/29 (Step)                             $    380,970
   190,000                SolarCity Corp., 1.625%, 11/1/19 (144A)                                     173,850
                                                                                                 ------------
                                                                                                 $    554,820
                                                                                                 ------------
                          Total Capital Goods                                                    $    637,114
                                                                                                 ------------
                          Consumer Durables & Apparel - 2.5%
                          Homebuilding - 1.8%
   450,000                KB Home, 1.375%, 2/1/19                                                $    437,906
   109,000                Lennar Corp., 2.75%, 12/15/20 (144A)                                        249,951
   245,000                Standard Pacific Corp., 1.25%, 8/1/32                                       297,981
   250,000                The Ryland Group, Inc., 0.25%, 6/1/19                                       241,250
                                                                                                 ------------
                                                                                                 $  1,227,088
                                                                                                 ------------
                          Housewares & Specialties - 0.7%
   365,000                Jarden Corp., 1.125%, 3/15/34                                          $    424,997
                                                                                                 ------------
                          Total Consumer Durables & Apparel                                      $  1,652,085
                                                                                                 ------------
                          Consumer Services - 0.2%
                          Specialized Consumer Services - 0.2%
   100,000                Ascent Capital Group, Inc., 4.0%, 7/15/20                              $     77,188
    65,000                Carriage Services, Inc., 2.75%, 3/15/21                                      77,594
                                                                                                 ------------
                                                                                                 $    154,782
                                                                                                 ------------
                          Total Consumer Services                                                $    154,782
                                                                                                 ------------
                          Media - 0.2%
                          Broadcasting - 0.2%
   175,000                Liberty Media Corp., 1.375%, 10/15/23                                  $    166,250
                                                                                                 ------------
                          Total Media                                                            $    166,250
                                                                                                 ------------

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal    Floating
Amount ($)    Rate (b)                                                                                  Value
                          Retailing - 0.6%
                          Internet Retail - 0.6%
    380,000               Shutterfly, Inc., 0.25%, 5/15/18                                       $    382,375
                                                                                                 ------------
                          Total Retailing                                                        $    382,375
                                                                                                 ------------
                          Health Care Equipment & Services - 1.2%
                          Health Care Equipment - 0.8%
    280,000               Insulet Corp., 2.0%, 6/15/19                                           $    270,900
    115,000               NuVasive, Inc., 2.75%, 7/1/17                                               146,050
    125,000               Wright Medical Group, Inc., 2.0%, 2/15/20 (144A)                            132,656
                                                                                                 ------------
                                                                                                 $    549,606
                                                                                                 ------------
                          Health Care Supplies - 0.4%
    145,000               Alere, Inc., 3.0%, 5/15/16                                             $    179,891
     85,000               Endologix, Inc., 2.25%, 12/15/18                                             81,866
                                                                                                 ------------
                                                                                                 $    261,757
                                                                                                 ------------
                          Total Health Care Equipment & Services                                 $    811,363
                                                                                                 ------------
                          Pharmaceuticals, Biotechnology & Life Sciences - 3.4%
                          Biotechnology - 2.1%
     35,000               BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18                         $     53,944
     75,000               BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                               119,438
    175,000               Cepheid, 1.25%, 2/1/21                                                      202,453
    140,000               Corsicanto, Ltd., 3.5%, 1/15/32                                             150,500
    388,000               Emergent BioSolutions, Inc., 2.875%, 1/15/21                                480,635
     70,000               Immunomedics, Inc., 4.75%, 2/15/20 (144A)                                    71,881
    170,000               Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22 (144A)                       166,494
    163,000               PDL BioPharma, Inc., 4.0%, 2/1/18                                           154,544
                                                                                                 ------------
                                                                                                 $  1,399,889
                                                                                                 ------------
                          Pharmaceuticals - 1.3%
    225,000               Impax Laboratories, Inc., 2.0%, 6/15/22 (144A)                         $    224,859
    200,000               Jazz Investments I, Ltd., 1.875%, 8/15/21 (144A)                            232,625
    125,000               The Medicines Co., 2.5%, 1/15/22 (144A)                                     136,719
    320,000               Theravance, Inc., 2.125%, 1/15/23                                           299,400
                                                                                                 ------------
                                                                                                 $    893,603
                                                                                                 ------------
                          Total Pharmaceuticals, Biotechnology & Life Sciences                   $  2,293,492
                                                                                                 ------------
                          Software & Services - 3.1%
                          Internet Software & Services - 1.4%
    240,000               Twitter, Inc., 0.25%, 9/15/19 (144A)                                   $    214,500
    685,000               WebMD Health Corp., 1.5%, 12/1/20                                           735,519
                                                                                                 ------------
                                                                                                 $    950,019
                                                                                                 ------------
                          Data Processing & Outsourced Services - 0.5%
    330,000               Cardtronics, Inc., 1.0%, 12/1/20                                       $    323,812
                                                                                                 ------------
                          Application Software - 1.1%
    360,000               Mentor Graphics Corp., 4.0%, 4/1/31                                    $    486,900
    228,000               Nuance Communications, Inc., 1.5%, 11/1/35                                  235,552
                                                                                                 ------------
                                                                                                 $    722,452
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                   Value
                          Systems Software - 0.1%
    30,000                FireEye, Inc., 1.0%, 6/1/35 (144A)                                     $     32,025
    30,000                FireEye, Inc., 1.625%, 6/1/35 (144A)                                         31,988
    40,000                Proofpoint, Inc., 0.75%, 6/15/20 (144A)                                      42,975
                                                                                                 ------------
                                                                                                 $    106,988
                                                                                                 ------------
                          Total Software & Services                                              $  2,103,271
                                                                                                 ------------
                          Technology Hardware & Equipment - 0.9%
                          Communications Equipment - 0.5%
   360,000                Finisar Corp., 0.5%, 12/15/33                                          $    348,750
                                                                                                 ------------
                          Electronic Components - 0.4%
   310,000                Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)                    $    230,562
                                                                                                 ------------
                          Total Technology Hardware & Equipment                                  $    579,312
                                                                                                 ------------
                          Semiconductors & Semiconductor Equipment - 1.0%
                          Semiconductor Equipment - 0.4%
   125,000                SunEdison, Inc., 2.625%, 6/1/23 (144A)                                 $    126,562
   115,000                SunEdison, Inc., 3.375%, 6/1/25 (144A)                                      118,809
                                                                                                 ------------
                                                                                                 $    245,371
                                                                                                 ------------
                          Semiconductors - 0.6%
   158,000                ON Semiconductor Corp., 1.0%, 12/1/20 (144A)                           $    156,321
    45,000                ON Semiconductor Corp., 2.625%, 12/15/26                                     55,688
   235,000                SunPower Corp., 0.875%, 6/1/21                                              225,306
                                                                                                 ------------
                                                                                                 $    437,315
                                                                                                 ------------
                          Total Semiconductors & Semiconductor Equipment                         $    682,686
                                                                                                 ------------
                          TOTAL CONVERTIBLE CORPORATE BONDS
                          (Cost $9,932,176)                                                      $ 10,421,533
                                                                                                 ------------

   Shares
                          PREFERRED STOCKS - 1.6%
                          Banks - 0.6%
                          Diversified Banks - 0.6%
    16,000       7.12     Citigroup, Inc., Floating Rate Note (Perpetual)                        $    437,920
                                                                                                 ------------
                          Total Banks                                                            $    437,920
                                                                                                 ------------
                          Diversified Financials - 0.7%
                          Consumer Finance - 0.4%
    10,350       8.12     GMAC Capital Trust I, Floating Rate Note, 2/15/40                      $    268,893
                                                                                                 ------------
                          Investment Banking & Brokerage - 0.3%
     7,000       7.12     Morgan Stanley, Floating Rate Note (Perpetual)                         $    195,650
                                                                                                 ------------
                          Total Diversified Financials                                           $    464,543
                                                                                                 ------------
                          Utilities - 0.3%
                          Electric Utilities - 0.3%
     8,000                PPL Capital Funding, Inc., 5.9%, 4/30/73                               $    198,160
                                                                                                 ------------
                          Total Utilities                                                        $    198,160
                                                                                                 ------------
                          TOTAL PREFERRED STOCKS
                          (Cost $1,030,149)                                                      $  1,100,623
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

              Floating
     Shares    Rate (b)                                                                                 Value
                          CONVERTIBLE PREFERRED STOCKS - 1.0%
                          Energy - 0.1%
                          Oil & Gas Exploration & Production - 0.1%
           900            Penn Virginia Corp., 6.0% (Perpetual) (144A)                           $     51,469
         1,054            SandRidge Energy, Inc., 7.0% (Perpetual)                                     22,661
                                                                                                 ------------
                                                                                                 $     74,130
                                                                                                 ------------
                          Total Energy                                                           $     74,130
                                                                                                 ------------
                          Consumer Durables & Apparel - 0.7%
                          Home Furnishings - 0.7%
         5,000            Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0% PIK) (PIK)                 $    424,600
                                                                                                 ------------
                          Total Consumer Durables & Apparel                                      $    424,600
                                                                                                 ------------
                          Food, Beverage & Tobacco - 0.0%+
                          Packaged Foods & Meats - 0.0%+
           100            Post Holdings, Inc., 2.5% (Perpetual) (144A)                           $     10,531
                                                                                                 ------------
                          Total Food, Beverage & Tobacco                                         $     10,531
                                                                                                 ------------
                          Health Care Equipment & Services - 0.2%
                          Health Care Supplies - 0.2%
           397            Alere, Inc., 3.0% (Perpetual)                                          $    141,777
                                                                                                 ------------
                          Total Health Care Equipment & Services                                 $    141,777
                                                                                                 ------------
                          TOTAL CONVERTIBLE PREFERRED STOCKS
                          (Cost $667,978)                                                        $    651,038
                                                                                                 ------------
                          COMMON STOCKS - 7.5%
                          Energy - 0.5%
                          Oil & Gas Exploration & Production - 0.3%
        61,404            Halcon Resources Corp.*                                                $     71,229
         5,400            Marathon Oil Corp.                                                          143,316
         1,992            SandRidge Energy, Inc.*                                                       1,747
                                                                                                 ------------
                                                                                                 $    216,292
                                                                                                 ------------
                          Oil & Gas Refining & Marketing - 0.2%
         2,642            Marathon Petroleum Corp.*                                              $    138,203
                                                                                                 ------------
                          Total Energy                                                           $    354,495
                                                                                                 ------------
                          Materials - 1.0%
                          Commodity Chemicals - 0.7%
         6,049            Axiall Corp.                                                           $    218,066
         2,531            LyondellBasell Industries NV                                                262,009
                                                                                                 ------------
                                                                                                 $    480,075
                                                                                                 ------------
                          Diversified Metals & Mining - 0.3%
        11,777            Freeport-McMoRan, Inc.                                                 $    219,288
                                                                                                 ------------
                          Total Materials                                                        $    699,363
                                                                                                 ------------
                          Capital Goods - 1.1%
                          Aerospace & Defense - 0.2%
         2,085            Orbital ATK, Inc.                                                      $    152,956
                                                                                                 ------------
                          Electrical Components & Equipment - 0.3%
         9,345            General Cable Corp.                                                    $    184,377
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                                Value
                 Construction & Farm Machinery & Heavy Trucks - 0.4%
 15,596          Commercial Vehicle Group, Inc.*                                                 $    112,447
  3,284          Joy Global, Inc.                                                                     118,881
                                                                                                 ------------
                                                                                                 $    231,328
                                                                                                 ------------
                 Industrial Machinery - 0.2%
  4,579          Kennametal, Inc.                                                                $    156,235
                                                                                                 ------------
                 Total Capital Goods                                                             $    724,896
                                                                                                 ------------
                 Transportation - 0.4%
                 Airlines - 0.4%
  4,490          United Continental Holdings, Inc.*                                              $    238,015
                                                                                                 ------------
                 Total Transportation                                                            $    238,015
                                                                                                 ------------
                 Automobiles & Components - 0.7%
                 Automobile Manufacturers - 0.7%
 32,788          Ford Motor Co.                                                                  $    492,148
                                                                                                 ------------
                 Total Automobiles & Components                                                  $    492,148
                                                                                                 ------------
                 Consumer Services - 0.4%
                 Casinos & Gaming - 0.1%
    906          Pinnacle Entertainment, Inc.*                                                   $     33,776
                                                                                                 ------------
                 Restaurants - 0.3%
  4,276          Starbucks Corp.                                                                 $    229,215
                                                                                                 ------------
                 Total Consumer Services                                                         $    262,991
                                                                                                 ------------
                 Health Care Equipment & Services - 0.8%
                 Health Care Services - 0.1%
  9,932          BioScrip, Inc.*                                                                 $     36,053
                                                                                                 ------------
                 Managed Health Care - 0.7%
  1,751          Aetna, Inc.                                                                     $    223,182
  1,568          Cigna Corp.                                                                          254,016
                                                                                                 ------------
                                                                                                 $    477,198
                                                                                                 ------------
                 Total Health Care Equipment & Services                                          $    513,251
                                                                                                 ------------
                 Pharmaceuticals, Biotechnology & Life Sciences - 0.8%
                 Life Sciences Tools & Services - 0.8%
    872          Bio-Rad Laboratories, Inc.*                                                     $    131,332
  2,985          Thermo Fisher Scientific, Inc.                                                       387,334
                                                                                                 ------------
                                                                                                 $    518,666
                                                                                                 ------------
                 Total Pharmaceuticals, Biotechnology & Life Sciences                            $    518,666
                                                                                                 ------------
                 Banks - 0.1%
                 Diversified Banks - 0.1%
    499          JPMorgan Chase & Co.                                                            $     33,812
                                                                                                 ------------
                 Total Banks                                                                     $     33,812
                                                                                                 ------------
                 Diversified Financials - 0.1%
                 Consumer Finance - 0.1%
    387           Capital One Financial Corp.                                                     $     34,044
                                                                                                 ------------
                 Total Diversified Financials                                                    $     34,044
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Shares                                                                                             Value
                    Real Estate - 0.8%
                    Specialized REIT - 0.2%
       5,095        Communications Sales & Leasing, Inc.                                         $    125,948
                                                                                                 ------------
                    Real Estate Operating Companies - 0.6%
      19,933        Forest City Enterprises, Inc.*                                               $    440,519
                                                                                                 ------------
                    Total Real Estate                                                            $    566,467
                                                                                                 ------------
                    Technology Hardware & Equipment - 0.8%
                    Computer Storage & Peripherals - 0.2%
       3,800        EMC Corp.                                                                    $    100,282
                                                                                                 ------------
                    Technology Hardware, Storage & Peripherals - 0.4%
       9,441        NCR Corp.*                                                                   $    284,174
                                                                                                 ------------
                    Electronic Manufacturing Services - 0.2%
       2,564        TE Connectivity, Ltd.                                                        $    164,865
                                                                                                 ------------
                    Total Technology Hardware & Equipment                                        $    549,321
                                                                                                 ------------
                    Telecommunication Services - 0.0%+
                    Integrated Telecommunication Services - 0.0%+
       4,246        Windstream Holdings, Inc.                                                    $     27,089
                                                                                                 ------------
                    Total Telecommunication Services                                             $     27,089
                                                                                                 ------------
                    TOTAL COMMON STOCKS
                    (Cost $3,157,683)                                                            $  5,014,558
                                                                                                 ------------

 Principal  Floating
Amount ($)  Rate (b)
                    ASSET BACKED SECURITY - 0.0%+
                    Diversified Financials - 0.0%+
                    Other Diversified Financial Services - 0.0%+
      17,558        Mid-State Capital Trust 2010-1, 7.0%, 12/15/45 (144A)                        $     18,855
                                                                                                 ------------
                    TOTAL ASSET BACKED SECURITY
                    (Cost $18,324)                                                               $     18,855
                                                                                                 ------------
                    COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
                    Materials - 0.7%
                    Forest Products - 0.7%
     450,000        TimberStar Trust I, 7.5296%, 10/15/36 (144A)                                 $    461,475
                                                                                                 ------------
                    Total Materials                                                              $    461,475
                                                                                                 ------------
                    Banks - 0.1%
                    Thrifts & Mortgage Finance - 0.1%
      48,675        Global Mortgage Securitization, Ltd., 5.25%, 4/25/32                         $     36,680
      26,195        RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                                         27,029
                                                                                                 ------------
                                                                                                 $     63,709
                                                                                                 ------------
                    Total Banks                                                                  $     63,709
                                                                                                 ------------
                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                    (Cost $524,328)                                                              $    525,184
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                            Value
                           CORPORATE BONDS - 64.6%
                           Energy - 12.5%
                           Oil & Gas Drilling - 0.3%
   140,000                 Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                             $    105,000
   100,000                 Offshore Group Investment, Ltd., 7.5%, 11/1/19                              61,500
                                                                                                 ------------
                                                                                                 $    166,500
                                                                                                 ------------
                           Oil & Gas Equipment & Services - 1.3%
   225,000                 Exterran Partners LP, 6.0%, 10/1/22                                   $    213,750
   350,000                 Forum Energy Technologies, Inc., 6.25%, 10/1/21                            346,500
   165,000                 Hiland Partners LP, 7.25%, 10/1/20 (144A)                                  178,200
   165,000                 McDermott International, Inc., 8.0%, 5/1/21 (144A)                         148,500
                                                                                                 ------------
                                                                                                 $    886,950
                                                                                                 ------------
                           Oil & Gas Exploration & Production - 7.9%
   120,000                 Antero Resources Corp., 6.0%, 12/1/20                                 $    120,600
   150,000                 Berry Petroleum Co., LLC, 6.375%, 9/15/22                                  117,000
   225,000                 Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                                    225,562
   255,000                 Comstock Resources, Inc., 7.75%, 4/1/19                                    107,100
   150,000                 Concho Resources, Inc., 5.5%, 4/1/23                                       150,000
   205,000                 Denbury Resources, Inc., 5.5%, 5/1/22                                      182,962
   200,000                 EP Energy LLC, 7.75%, 9/1/22                                               210,000
   400,000                 EP Energy LLC, 9.375%, 5/1/20                                              427,480
   195,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18                                        117,000
   245,000                 Gulfport Energy Corp., 7.75%, 11/1/20                                      256,638
   125,000                 Halcon Resources Corp., 8.875%, 5/15/21                                     82,188
   170,000                 Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                 163,200
   150,000                 Legacy Reserves LP, 6.625%, 12/1/21                                        121,500
   400,000                 Linn Energy LLC, 6.25%, 11/1/19                                            313,000
   220,000                 Memorial Production Partners LP, 6.875%, 8/1/22                            198,990
   135,000                 Memorial Production Partners LP, 7.625%, 5/1/21                            128,588
   225,000                 Northern Oil and Gas, Inc., 8.0%, 6/1/20                                   204,750
    80,000                 Oasis Petroleum, Inc., 6.5%, 11/1/21                                        79,600
   210,000                 Parsley Energy LLC, 7.5%, 2/15/22 (144A)                                   213,085
   185,000                 PDC Energy, Inc., 7.75%, 10/15/22                                          193,325
   190,000                 Penn Virginia Corp., 7.25%, 4/15/19                                        163,400
   150,000                 Penn Virginia Corp., 8.5%, 5/1/20                                          134,625
   145,000                 Rice Energy Inc., 6.25%, 5/1/22                                            143,912
   155,000                 Rosetta Resources, Inc., 5.875%, 6/1/22                                    165,462
   105,000                 RSP Permian, Inc., 6.625%, 10/1/22 (144A)                                  107,362
   430,000                 Sanchez Energy Corp., 6.125%, 1/15/23                                      384,850
    40,000                 SM Energy Co., 5.625%, 6/1/25                                               39,592
   520,000                 Swift Energy Co., 7.875%, 3/1/22                                           205,400
   355,000                 Whiting Canadian Holding Co ULC, 8.125%, 12/1/19                           371,641
                                                                                                 ------------
                                                                                                 $  5,328,812
                                                                                                 ------------
                           Oil & Gas Refining & Marketing - 1.1%
   525,000                 Calumet Specialty Products Partners LP, 6.5%, 4/15/21                 $    517,125
   235,000                 Tesoro Corp., 5.375%, 10/1/22                                              238,525
                                                                                                 ------------
                                                                                                 $    755,650
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (b)                                                                                 Value
                           Oil & Gas Storage & Transportation - 1.6%
   225,000                 Global Partners LP, 6.25%, 7/15/22                                    $    216,000
   155,000                 Global Partners LP, 7.0%, 6/15/23 (144A)                                   152,288
   150,000                 Holly Energy Partners LP, 6.5%, 3/1/20                                     149,625
   395,000                 Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                               393,519
   170,000                 Western Refining Logistics LP, 7.5%, 2/15/23 (144A)                        175,100
                                                                                                 ------------
                                                                                                 $  1,086,532
                                                                                                 ------------
                           Coal & Consumable Fuels - 0.3%
   200,000                 SunCoke Energy Partners LP, 7.375%, 2/1/20 (144A)                     $    202,000
                                                                                                 ------------
                           Total Energy                                                          $  8,426,444
                                                                                                 ------------
                           Materials - 6.6%
                           Commodity Chemicals - 1.3%
    85,000                 Axiall Corp., 4.875%, 5/15/23                                         $     82,025
    60,000                 Hexion, Inc., 6.625%, 4/15/20                                               55,050
   200,000                 Hexion, Inc., 8.875%, 2/1/18                                               180,500
   225,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                                  219,375
   100,000                 Tronox Finance LLC, 6.375%, 8/15/20                                         92,750
   220,000                 Tronox Finance LLC, 7.5%, 3/15/22 (144A)                                   208,450
                                                                                                 ------------
                                                                                                 $    838,150
                                                                                                 ------------
                           Metal & Glass Containers - 2.7%
   350,000                 Ball Corp., 5.25%, 7/1/25                                             $    346,062
   765,000                 Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                              858,718
   225,000                 Reynolds Group Issuer, Inc., 8.25%, 2/15/21                                233,438
   350,000                 Reynolds Group Issuer, Inc., 8.5%, 5/15/18                                 357,000
                                                                                                 ------------
                                                                                                 $  1,795,218
                                                                                                 ------------
                           Paper Packaging - 0.3%
   200,000                 Coveris Holding Corp., 10.0%, 6/1/18 (144A)                           $    210,000
                                                                                                 ------------
                           Diversified Metals & Mining - 0.2%
   155,000                 Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                  $    142,600
                                                                                                 ------------
                           Gold - 0.4%
   100,000                 Eldorado Gold Corp., 6.125%, 12/15/20 (144A)                          $     99,000
   200,000                 IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                       167,500
                                                                                                 ------------
                                                                                                 $    266,500
                                                                                                 ------------
                           Steel - 1.5%
   175,000                 Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (144A)                 $    165,375
   150,000                 EVRAZ plc, 7.50%, 11/15/19                                                 147,750
   230,000                 JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                               210,450
   500,000                 Steel Dynamics, Inc., 5.5%, 10/1/24                                        500,000
                                                                                                 ------------
                                                                                                 $  1,023,575
                                                                                                 ------------
                           Paper Products - 0.2%
   165,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23                       $    150,150
                                                                                                 ------------
                           Total Materials                                                       $  4,426,193
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                   Value
                           Capital Goods - 3.8%
                           Aerospace & Defense - 0.6%
   240,000                 Bombardier, Inc., 6.0%, 10/15/22                                      $    213,000
   210,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                                   205,538
    25,000                 DynCorp International, Inc., 10.375%, 7/1/17                                18,000
                                                                                                 ------------
                                                                                                 $    436,538
                                                                                                 ------------
                           Building Products - 0.5%
   330,000                 Griffon Corp., 5.25%, 3/1/22                                          $    328,350
                                                                                                 ------------
                           Construction & Engineering - 0.4%
   170,000                 AECOM, 5.75%, 10/15/22 (144A)                                         $    172,125
    90,000                 MasTec, Inc., 4.875%, 3/15/23                                               82,125
                                                                                                 ------------
                                                                                                 $    254,250
                                                                                                 ------------
                           Industrial Conglomerates - 0.4%
   240,000                 JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                        $    256,800
                                                                                                 ------------
                           Construction & Farm Machinery & Heavy Trucks - 0.5%
   350,000                 Titan International, Inc., 6.875%, 10/1/20                            $    321,562
                                                                                                 ------------
                           Industrial Machinery - 0.8%
   325,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                              $    289,250
   235,000                 Xerium Technologies, Inc., 8.875%, 6/15/18                                 243,225
                                                                                                 ------------
                                                                                                 $    532,475
                                                                                                 ------------
                           Trading Companies & Distributors - 0.6%
   200,000                 Rexel SA, 5.25%, 6/15/20 (144A)                                       $    208,000
   200,000                 WESCO Distribution, Inc., 5.375%, 12/15/21                                 202,000
                                                                                                 ------------
                                                                                                 $    410,000
                                                                                                 ------------
                           Total Capital Goods                                                   $  2,539,975
                                                                                                 ------------
                           Commercial Services & Supplies - 1.4%
                           Environmental & Facilities Services - 0.2%
   110,000                 Safway Group Holding LLC, 7.0%, 5/15/18 (144A)                        $    112,452
                                                                                                 ------------
                           Diversified Support Services - 1.0%
   165,000                 Allegion US Holding Co, Inc., 5.75%, 10/1/21                          $    170,362
   230,000                 NANA Development Corp., 9.5%, 3/15/19 (144A)                               219,650
   275,000                 The GEO Group, Inc., 5.875%, 10/15/24                                      283,250
                                                                                                 ------------
                                                                                                 $    673,262
                                                                                                 ------------
                           Research & Consulting Services - 0.2%
   145,000                 IHS, Inc., 5.0%, 11/1/22 (144A)                                       $    144,094
                                                                                                 ------------
                           Total Commercial Services & Supplies                                  $    929,808
                                                                                                 ------------
                           Transportation - 0.8%
                           Airlines - 0.3%
     9,503                 Continental Airlines 1997-4 Class B Pass Through Trust, 6.9%, 1/2/17  $      9,847
   175,000                 Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (144A)               162,750
                                                                                                 ------------
                                                                                                 $    172,597
                                                                                                 ------------
                           Railroads - 0.3%
   245,000                 Florida East Coast Holdings Corp., 9.75%, 5/1/20 (144A)               $    232,138
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (b)                                                                                 Value
                           Trucking - 0.2%
   200,000                 syncreon Group BV, 8.625%, 11/1/21 (144A)                             $    151,500
                                                                                                 ------------
                           Total Transportation                                                  $    556,235
                                                                                                 ------------
                           Automobiles & Components - 0.9%
                           Auto Parts & Equipment - 0.5%
   345,000                 Stackpole International Intermediate, 7.75%, 10/15/21 (144A)          $    339,825
                                                                                                 ------------
                           Automobile Manufacturers - 0.4%
   150,000                 ZF North America Capital, Inc., 4.5%, 4/29/22 (144A)                  $    146,932
   150,000                 ZF North America Capital, Inc., 4.75%, 4/29/25 (144A)                      145,220
                                                                                                 ------------
                                                                                                 $    292,152
                                                                                                 ------------
                           Total Automobiles & Components                                        $    631,977
                                                                                                 ------------
                           Consumer Durables & Apparel - 2.3%
                           Homebuilding - 2.3%
   125,000                 Brookfield Residential Properties, Inc., 6.375%, 5/15/25 (144A)       $    122,500
   100,000                 Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)              99,542
   190,000                 KB Home, 7.5%, 9/15/22                                                     197,600
   175,000                 Lennar Corp., 4.5%, 6/15/19                                                178,500
   225,000                 Lennar Corp., 4.75%, 11/15/22                                              221,062
   180,000                 MDC Holdings, Inc., 5.5%, 1/15/24                                          176,850
   115,000                 Meritage Homes Corp., 7.0%, 4/1/22                                         122,762
    75,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                                   78,000
    70,000                 Shea Homes LP, 5.875%, 4/1/23 (144A)                                        70,875
   155,000                 Taylor Morrison Communities, Inc., 5.875%, 4/15/23                         153,062
   105,000                 The Ryland Group, Inc., 5.375%, 10/1/22                                    106,050
                                                                                                 ------------
                                                                                                 $  1,526,803
                                                                                                 ------------
                           Total Consumer Durables & Apparel                                     $  1,526,803
                                                                                                 ------------
                           Consumer Services - 2.1%
                           Casinos & Gaming - 0.7%
    17,459                 Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash,
                           5.50% PIK) (PIK) (c)                                                  $        175
   300,000                 Scientific Games International, Inc., 10.0%, 12/1/22                       287,250
   250,000                 Scientific Games International, Inc., 6.25%, 9/1/20                        194,375
                                                                                                 ------------
                                                                                                 $    481,800
                                                                                                 ------------
                           Hotels, Resorts & Cruise Lines - 0.9%
   200,000                 NCL Corp., Ltd., 5.25%, 11/15/19 (144A)                               $    204,750
   155,000                 Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)                                   152,675
   210,000                 Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                                233,100
                                                                                                 ------------
                                                                                                 $    590,525
                                                                                                 ------------
                           Education Services - 0.2%
   130,000                 Cambium Learning Group, Inc., 9.75%, 2/15/17                          $    131,300
                                                                                                 ------------
                           Specialized Consumer Services - 0.3%
   250,000                 Sotheby's, 5.25%, 10/1/22 (144A)                                      $    245,000
                                                                                                 ------------
                           Total Consumer Services                                               $  1,448,625
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                   Value
                           Media - 4.3%
                           Broadcasting - 1.4%
   280,000                 Gannett Co., Inc., 6.375%, 10/15/23                                   $    291,550
   215,000                 LIN Television Corp., 5.875%, 11/15/22 (144A)                              217,688
   350,000                 Quebecor Media, Inc., 5.75%, 1/15/23                                       349,125
    90,000                 Univision Communications, Inc., 5.125%, 2/15/25 (144A)                      86,868
                                                                                                 ------------
                                                                                                 $    945,231
                                                                                                 ------------
                           Cable & Satellite - 2.3%
   560,000                 CCO Holdings LLC, 5.75%, 1/15/24                                      $    562,800
   250,000                 CCO Holdings LLC, 6.5%, 4/30/21                                            261,562
   225,000                 Intelsat Jackson Holdings SA, 7.25%, 4/1/19                                228,375
   125,000                 Intelsat Luxembourg SA, 7.75%, 6/1/21                                      104,375
   375,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                                    375,000
                                                                                                 ------------
                                                                                                 $  1,532,112
                                                                                                 ------------
                           Movies & Entertainment - 0.6%
   220,000                 Cinemark USA, Inc., 4.875%, 6/1/23                                    $    211,475
   180,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25                             175,725
                                                                                                 ------------
                                                                                                 $    387,200
                                                                                                 ------------
                           Total Media                                                           $  2,864,543
                                                                                                 ------------
                           Retailing - 1.1%
                           Department Stores - 0.2%
   140,000                 Dollar Tree, Inc., 5.75%, 3/1/23 (144A)                               $    146,300
                                                                                                 ------------
                           Computer & Electronics Retail - 0.3%
   200,000                 Rent-A-Center, Inc., 4.75%, 5/1/21                                    $    174,000
                                                                                                 ------------
                           Specialty Stores - 0.3%
   195,000                 Outerwall, Inc., 5.875%, 6/15/21                                      $    182,325
                                                                                                 ------------
                           Automotive Retail - 0.3%
   230,000                 CST Brands, Inc., 5.0%, 5/1/23                                        $    228,850
                                                                                                 ------------
                           Total Retailing                                                       $    731,475
                                                                                                 ------------
                           Food & Staples Retailing - 0.5%
                           Food Retail - 0.5%
   140,000                 C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                     $    131,600
   200,000                 Darling Ingredients, Inc., 5.375%, 1/15/22                                 200,000
                                                                                                 ------------
                                                                                                 $    331,600
                                                                                                 ------------
                           Total Food & Staples Retailing                                        $    331,600
                                                                                                 ------------
                           Food, Beverage & Tobacco - 1.7%
                           Soft Drinks - 0.3%
   195,000                 Cott Beverages, Inc., 5.375%, 7/1/22                                  $    189,150
                                                                                                 ------------
                           Packaged Foods & Meats - 0.9%
    42,000                 Chiquita Brands International, Inc., 7.875%, 2/1/21                   $     45,255
   200,000                 Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                                  202,000
   315,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)                                 315,000
    75,000                 Post Holdings, Inc., 7.375%, 2/15/22                                        76,312
                                                                                                 ------------
                                                                                                 $    638,567
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (b)                                                                                 Value
                           Tobacco - 0.5%
   365,000                 Alliance One International, Inc., 9.875%, 7/15/21                     $    319,375
                                                                                                 ------------
                           Total Food, Beverage & Tobacco                                        $  1,147,092
                                                                                                 ------------
                           Household & Personal Products - 0.3%
                           Personal Products - 0.3%
   200,000                 Revlon Consumer Products Corp., 5.75%, 2/15/21                        $    196,000
                                                                                                 ------------
                           Total Household & Personal Products                                   $    196,000
                                                                                                 ------------
                           Health Care Equipment & Services - 3.9%
                           Health Care Supplies - 0.3%
    85,000                 Alere, Inc., 6.375%, 7/1/23 (144A)                                    $     86,488
   105,000                 Sterigenics-Nordion Holdings LLC, 6.5%, 5/15/23 (144A)                     106,575
                                                                                                 ------------
                                                                                                 $    193,063
                                                                                                 ------------
                           Health Care Services - 0.2%
   150,000                 BioScrip, Inc., 8.875%, 2/15/21                                       $    127,500
                                                                                                 ------------
                           Health Care Facilities - 3.3%
   350,000                 Capella Healthcare, Inc., 9.25%, 7/1/17                               $    358,312
   730,000                 CHS, Inc., 7.125%, 7/15/20                                                 773,435
   200,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                                   199,750
   500,000                 Tenet Healthcare Corp., 6.0%, 10/1/20                                      533,125
   370,000                 Universal Hospital Services, Inc., 7.625%, 8/15/20                         342,250
                                                                                                 ------------
                                                                                                 $  2,206,872
                                                                                                 ------------
                           Managed Health Care - 0.1%
    75,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20                          $     78,000
                                                                                                 ------------
                           Total Health Care Equipment & Services                                $  2,605,435
                                                                                                 ------------
                           Pharmaceuticals, Biotechnology & Life Sciences - 2.1%
                           Biotechnology - 0.6%
   393,000                 Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                        $    403,611
                                                                                                 ------------
                           Pharmaceuticals - 1.5%
   203,000                 DPx Holdings BV, 7.5%, 2/1/22 (144A)                                  $    211,628
   140,000                 Endo Finance LLC, 5.375%, 1/15/23 (144A)                                   138,250
   200,000                 Endo Finance LLC, 5.75%, 1/15/22 (144A)                                    202,500
   205,000                 Endo, Ltd., 6.0%, 7/15/23 (144A)                                           209,612
   250,000                 Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)        256,250
                                                                                                 ------------
                                                                                                 $  1,018,240
                                                                                                 ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences                  $  1,421,851
                                                                                                 ------------
                           Banks - 1.5%
                           Diversified Banks - 1.2%
   425,000           6.50  Bank of America Corp., Floating Rate Note, 10/23/49                   $    439,875
   175,000           6.25  Bank of America Corp., Floating Rate Note, 9/29/49                         174,235
   175,000           5.88  Wells Fargo & Company, Floating Rate Note (Perpetual)                      179,165
                                                                                                 ------------
                                                                                                 $    793,275
                                                                                                 ------------
                           Thrifts & Mortgage Finance - 0.3%
   255,000                 Provident Funding Associates LP, 6.75%, 6/15/21 (144A)                $    243,525
                                                                                                 ------------
                           Total Banks                                                           $  1,036,800
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                           Diversified Financials - 3.8%
                           Specialized Finance - 2.1%
   175,000                 Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                                    $   199,879
   400,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                                                       405,000
   200,000                 Fly Leasing, Ltd., 6.75%, 12/15/20                                                        206,000
   315,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                                                     293,344
   300,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                                                 309,000
                                                                                                                 -----------
                                                                                                                 $ 1,413,223
                                                                                                                 -----------
                           Consumer Finance - 1.1%
   300,000                 Ally Financial, Inc., 4.625%, 3/30/25                                                 $   285,750
   200,000                 Ally Financial, Inc., 4.625%, 5/19/22                                                     197,500
   200,000       5.55      Capital One Financial Corp., Floating Rate Note (Perpetual)                               198,250
   110,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)                                                      90,200
                                                                                                                 -----------
                                                                                                                 $   771,700
                                                                                                                 -----------
                           Investment Banking & Brokerage - 0.6%
   200,000       5.55      Morgan Stanley, Floating Rate Note (Perpetual)                                        $   198,550
   175,000       5.38      The Goldman Sachs Group, Inc., Floating Rate Note (Perpetual)                             172,882
                                                                                                                 -----------
                                                                                                                 $   371,432
                                                                                                                 -----------
                           Total Diversified Financials                                                          $ 2,556,355
                                                                                                                 -----------
                           Insurance - 2.3%
                           Life & Health Insurance - 0.7%
   110,000                 CNO Financial Group, Inc., 4.5%, 5/30/20                                              $   111,650
   200,000                 Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21 (144A)                            208,000
   185,000       5.65      Voya Financial, Inc., Floating Rate Note, 5/15/53                                         188,931
                                                                                                                 -----------
                                                                                                                 $   508,581
                                                                                                                 -----------
                           Reinsurance - 1.6%
   250,000       5.01      Embarcadero Reinsurance, Ltd., Floating Rate Note, 2/7/17 (Cat Bond) (144A)           $   249,975
    70,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)                                          71,316
   250,000      12.76      Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16 (Cat Bond) (144A)         260,125
   500,000       4.02      Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat Bond) (144A)                            488,350
                                                                                                                 -----------
                                                                                                                 $ 1,069,766
                                                                                                                 -----------
                           Total Insurance                                                                       $ 1,578,347
                                                                                                                 -----------
                           Real Estate - 0.9%
                           Diversified REIT - 0.3%
   210,000                 MPT Operating Partnership LP, 5.5%, 5/1/24                                            $   216,300
                                                                                                                 -----------
                           Specialized REIT - 0.2%
   134,143                 AAF Holdings LLC, 12.0%, 7/1/19 (144A) (12.0% cash, 0.0% PIK) (PIK)                   $   132,466
                                                                                                                 -----------
                           Real Estate Services - 0.4%
   235,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24                                                  $   233,825
                                                                                                                 -----------
                           Total Real Estate                                                                     $   582,591
                                                                                                                 -----------
                           Software & Services - 1.7%
                           Internet Software & Services - 1.0%
    75,000                 IAC, 4.875%, 11/30/18                                                                 $    77,344
   365,000                 j2 Global, Inc., 8.0%, 8/1/20                                                             394,200
   195,000                 VeriSign, Inc., 4.625%, 5/1/23                                                            187,444
                                                                                                                 -----------
                                                                                                                 $   658,988
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (b)                                                                                              Value
                             Data Processing & Outsourced Services - 0.4%
   150,000                   Audatex North America, Inc., 6.0%, 6/15/21 (144A)                                  $   154,125
   100,000                   NeuStar, Inc., 4.5%, 1/15/23                                                            88,250
                                                                                                                -----------
                                                                                                                $   242,375
                                                                                                                -----------
                             Application Software - 0.3%
   105,000                   Citrix Systems, Inc., 0.5%, 4/15/19                                                $   110,906
   125,000                   Igloo Holdings Corp., 8.25%, 12/15/17 (8.25% Cash, 9.00% PIK) (144A) (PIK)             126,562
                                                                                                                -----------
                                                                                                                $   237,468
                                                                                                                -----------
                             Total Software & Services                                                          $ 1,138,831
                                                                                                                -----------
                             Technology Hardware & Equipment - 0.7%
                             Communications Equipment - 0.5%
    90,000                   CommScope Technologies Finance LLC, 6.0%, 6/15/25 (144A)                           $    89,662
   175,000                   CommScope, Inc., 5.0%, 6/15/21 (144A)                                                  170,625
    75,000                   Plantronics, Inc., 5.5%, 5/31/23 (144A)                                                 75,938
                                                                                                                -----------
                                                                                                                $   336,225
                                                                                                                -----------
                             Electronic Components - 0.2%
   130,000                   Belden, Inc., 5.5%, 9/1/22 (144A)                                                  $   129,025
                                                                                                                -----------
                             Total Technology Hardware & Equipment                                              $   465,250
                                                                                                                -----------
                             Semiconductors & Semiconductor Equipment - 1.1%
                             Semiconductor Equipment - 0.5%
   325,000                   Entegris, Inc., 6.0%, 4/1/22 (144A)                                                $   333,938
                                                                                                                -----------
                             Semiconductors - 0.6%
   200,000                   Advanced Micro Devices, Inc., 7.0%, 7/1/24                                         $   169,000
   160,000                   Advanced Micro Devices, Inc., 7.5%, 8/15/22                                            141,200
   130,000                   Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                          124,638
                                                                                                                -----------
                                                                                                                $   434,838
                                                                                                                -----------
                             Total Semiconductors & Semiconductor Equipment                                     $   768,776
                                                                                                                -----------
                             Telecommunication Services - 5.9%
                             Integrated Telecommunication Services - 3.7%
   375,000                   CenturyLink, Inc., 6.45%, 6/15/21                                                  $   377,812
    75,000                   CenturyLink, Inc., 6.75%, 12/1/23                                                       75,234
   731,000                   Frontier Communications Corp., 8.75%, 4/15/22                                          723,690
   200,000                   Frontier Communications Corp., 9.25%, 7/1/21                                           209,500
   250,000                   GCI, Inc., 6.875%, 4/15/25                                                             252,500
   405,000                   Windstream Corp., 7.5%, 6/1/22                                                         355,894
   500,000                   Windstream Services LLC, 7.75%, 10/15/20                                               489,375
                                                                                                                -----------
                                                                                                                $ 2,484,005
                                                                                                                -----------
                             Wireless Telecommunication Services - 2.2%
   200,000                   Altice Financing SA, 6.625%, 2/15/23 (144A)                                        $   198,560
   595,000                   Sprint Corp., 7.125%, 6/15/24                                                          551,922
   250,000                   Sprint Corp., 7.25%, 9/15/21                                                           243,750
    80,000                   T-Mobile USA, Inc., 6.5%, 1/15/24                                                       82,600
   360,000                   T-Mobile USA, Inc., 6.542%, 4/28/20                                                    376,916
                                                                                                                -----------
                                                                                                                $ 1,453,748
                                                                                                                -----------
                             Total Telecommunication Services                                                   $ 3,937,753
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                           Utilities - 2.4%
                           Electric Utilities - 0.8%
   445,000                 Talen Energy Supply LLC, 5.125%, 7/15/19 (144A)                                      $   436,100
   100,000                 Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                                             100,000
                                                                                                                -----------
                                                                                                                $   536,100
                                                                                                                -----------
                           Independent Power Producers & Energy Traders - 1.6%
   330,000                 AES Corp. Virginia, 4.875%, 5/15/23                                                  $   310,200
   100,000                 AES Corp., 5.5%, 4/15/25                                                                  95,000
   200,000                 NRG Energy, Inc., 6.25%, 5/1/24                                                          198,500
   450,000                 NRG Energy, Inc., 6.625%, 3/15/23                                                        463,500
                                                                                                                -----------
                                                                                                                $ 1,067,200
                                                                                                                -----------
                           Total Utilities                                                                      $ 1,603,300
                                                                                                                -----------
                           TOTAL CORPORATE BONDS
                           (Cost $44,701,221)                                                                   $43,452,059
                                                                                                                -----------
                           SENIOR FLOATING RATE LOAN INTERESTS - 3.5%**
                           Energy - 0.5%
                           Oil & Gas Drilling - 0.2%
   169,390       7.50      Jonah Energy LLC, Term Loan (Second Lien), 5/8/21                                    $   161,556
                                                                                                                -----------
                           Oil & Gas Equipment & Services - 0.3%
    60,000       8.38      Fieldwood Energy LLC, Closing Date Loan (Second Lien), 9/30/20                       $    46,050
   225,000       8.50      Templar Energy LLC, New Term Loan, 11/25/20                                              168,975
                                                                                                                -----------
                                                                                                                $   215,025
                                                                                                                -----------
                           Total Energy                                                                         $   376,581
                                                                                                                -----------
                           Capital Goods - 0.0%+
                           Industrial Conglomerates - 0.0%+
    20,213       8.25      Filtration Group Corp., Initial Term Loan (Second Lien), 11/15/21                    $    20,347
                                                                                                                -----------
                           Total Capital Goods                                                                  $    20,347
                                                                                                                -----------
                           Commercial Services & Supplies - 0.1%
                           Security & Alarm Services - 0.1%
    83,068       4.25      Monitronics International, Inc., Term B Loan, 3/23/18                                $    83,258
                                                                                                                -----------
                           Total Commercial Services & Supplies                                                 $    83,258
                                                                                                                -----------
                           Automobiles & Components - 1.0%
                           Auto Parts & Equipment - 0.4%
   282,115       4.00      Tower Automotive Holdings USA LLC, Refinancing Term Loan, 4/23/20                    $   282,232
                                                                                                                -----------
                           Automobile Manufacturers - 0.6%
   374,400       3.50      Chrysler Group LLC, Term Loan B, 5/24/17                                             $   374,432
                                                                                                                -----------
                           Total Automobiles & Components                                                       $   656,664
                                                                                                                -----------
                           Consumer Services - 0.1%
                           Restaurants - 0.1%
    84,579       4.00      Landry's, Inc., B Term Loan, 4/24/18                                                 $    84,971
                                                                                                                -----------
                           Total Consumer Services                                                              $    84,971
                                                                                                                -----------
                           Media - 0.1%
                           Broadcasting - 0.1%
    39,067       4.00      Univision Communications, Inc., Replacement First-Lien Term Loan, 3/1/20             $    38,866
                                                                                                                -----------
                           Total Media                                                                          $    38,866
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                           Food & Staples Retailing - 0.4%
                           Food Distributors - 0.4%
     3,085       5.75      AdvancePierre Foods, Inc., Term Loan (First Lien), 7/10/17                           $     3,094
   280,000       8.25      Del Monte Foods Consumer Products,Term Loan (Second Lien), 5/26/21                       256,025
                                                                                                                -----------
                                                                                                                $   259,119
                                                                                                                -----------
                           Total Food & Staples Retailing                                                       $   259,119
                                                                                                                -----------
                           Health Care Equipment & Services - 0.2%
                           Health Care Services - 0.2%
    68,466       6.75      Ardent Medical Services, Inc., 1st Lien Term Loan, 5/2/18                            $    68,694
    33,414       6.50      BioScrip, Inc., Initial Term B Loan, 7/31/20                                              33,191
    30,629       6.50      BioScrip, Inc., Term Loan, 7/31/20                                                        30,425
                                                                                                                -----------
                                                                                                                $   132,310
                                                                                                                -----------
                           Total Health Care Equipment & Services                                               $   132,310
                                                                                                                -----------
                           Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                           Biotechnology - 0.6%
   395,000       0.00      Lantheus Medical Imaging, Inc., 1st Lien Term Loan B, 6/25/22 (e)                    $   390,555
                                                                                                                -----------
                           Total Pharmaceuticals, Biotechnology & Life Sciences                                 $   390,555
                                                                                                                -----------
                           Diversified Financials - 0.4%
                           Other Diversified Financial Services - 0.2%
    98,432       5.25      WorldPay, Facility B2A Term Loan, 8/6/17                                             $    99,109
                                                                                                                -----------
                           Investment Banking & Brokerage - 0.2%
   165,000       8.28      MJ Acquisition Corp., 2nd Lien Term Loan, 4/8/23                                     $   165,924
                                                                                                                -----------
                           Total Diversified Financials                                                         $   265,033
                                                                                                                -----------
                           Software & Services - 0.1%
                           Application Software - 0.1%
    20,474       8.50      Expert Global Solutions, Inc., Term B Advance (First Lien), 4/3/18                   $    20,525
    47,650       4.25      Vertafore, Inc., Term Loan (2013), 10/3/19                                                47,721
                                                                                                                -----------
                                                                                                                $    68,246
                                                                                                                -----------
                           Total Software & Services                                                            $    68,246
                                                                                                                -----------
                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                           (Cost $2,459,280)                                                                    $ 2,375,950
                                                                                                                -----------
                           TOTAL INVESTMENT IN SECURITIES - 94.5%
                           (Cost $62,491,139) (a)                                                               $63,559,800
                                                                                                                -----------
                           OTHER ASSETS & LIABILITIES - 5.5%                                                    $ 3,691,667
                                                                                                                -----------
                           TOTAL NET ASSETS - 100.0%                                                            $67,251,467
                                                                                                                ===========

*             Non-income producing security.

+             Amount rounds to less than 0.1%.

(Cat Bond)    Catastrophe or event-linked bond. At June 30, 2015, the value of these securities amounted to $998,450 or 1.5% of total net assets.
              See Notes to Financial Statements -- Note 1E.

(Perpetual)   Security with no stated maturity date.

(PIK)         Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT          Real Estate Investment Trust.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2015, the value of these securities amounted to $16,715,635 or 24.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $62,519,481 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                            $ 3,997,649
                Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                             (2,957,330)
                                                                                        -----------
                Net unrealized appreciation                                             $ 1,040,319
                                                                                        ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)           Security is in default and is non-income producing.

(d) Structured reinsurance investment. At June 30, 2015, the value of these securities amounted to $71,316 or 0.1% of total net assets. See Notes to Financial Statements -- Note 1E.

(e)           Rate to be determined.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015, 2014 aggregated $10,366,942 and $16,395,998, respectively.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT - SELL PROTECTION

Notional                                                                         Credit      Expiration   Premiums    Net Unrealized
Principal ($)(1)     Counterparty          Obligation Entity/Index      Coupon   Rating(2)   Date             Paid      Appreciation
      1,829,420      Chicago Mercantile    Markit CDX North America       5.00%  BBB+        12/20/19     $108,936    $       60,021
                     Exchange              High Yield Index                                               ========    ==============

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:

                                                         Level 1         Level 2       Level 3        Total
Convertible Corporate Bonds                          $           --   $ 10,421,533   $        --   $10,421,533
Preferred Stocks                                          1,100,623             --            --     1,100,623
Convertible Preferred Stocks
   Energy
       Oil & Gas Exploration & Production                        --         74,130            --        74,130
   Consumer Durables & Apparel
       Home Furnishings                                          --        424,600            --       424,600
   Food, Beverage & Tobacco
       Packaged Foods & Meats                                    --         10,531            --        10,531
   All Other Convertible Preferred Stocks                   141,777             --            --       141,777
Common Stock                                              5,014,558             --            --     5,014,558
Asset Backed Security                                            --         18,855            --        18,855
Collateralized Mortgage Obligations                              --        525,184            --       525,184
Corporate Bonds
   Insurance
       Reinsurance                                               --             --        71,316        71,316
   All Other Corporate Bonds                                     --     43,380,743            --    43,380,743
Senior Floating Rate Loan Interests                              --      2,375,950            --     2,375,950
Rights/Warrants                                                  --             --            --            --
                                                     --------------   ------------   -----------   -----------
Total                                                $    6,256,958   $ 57,231,526   $    71,316   $63,559,800
                                                     ==============   ============   ===========   ===========
Other Financial Instruments
Net unrealized appreciation on futures contracts     $       46,980   $         --   $        --   $    46,980
Net unrealized appreciation on swap contracts                    --         60,021            --        60,021
                                                     --------------   ------------   -----------   -----------
Total Other Financial Instruments                    $       46,980   $     60,021   $        --   $   107,001
                                                     ==============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                       Corporate
                                                                         Bonds
Balance as of 12/31/14                                                 $      --
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation (depreciation)(2)                        1,316
Purchases                                                                 70,000
Sales                                                                         --
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
                                                                       ---------
Balance as of 6/30/15                                                  $  71,316
                                                                       =========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 6/30/15                                                          $1,316
                                                                                ======


The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of June 30, 2015.

                                                         Level 1     Level 2    Level 3      Total
Assets:
Futures collateral                                       $     --    $ 125,000   $    --    $ 125,000
Centrally cleared swap collateral                              --      125,000        --      125,000
Liabilities:
Variation margin for centrally cleared swap contracts          --     (134,431)       --     (134,431)
Variation margin for futures contracts                     (5,265)          --        --       (5,265)
                                                         --------    ---------   -------    ---------
Total                                                    $  5,265    $ 115,569   $    --    $ 110,304
                                                         ========    =========   =======    =========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                           Ended                                             Year Ended
                                                         6/30/15    Year Ended   Year Ended  Year Ended      12/31/11     Year Ended
                                                        (unaudited)   12/31/14     12/31/13    12/31/12    (Consolidated)   12/31/10
Class I
Net asset value, beginning of period                      $  9.65      $ 10.49      $ 10.47     $  9.92       $ 10.64       $  9.53
                                                          -------      -------      -------     -------       -------       -------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  0.21      $  0.45      $  0.50     $  0.56       $  0.59       $  0.59
  Net realized and unrealized gain (loss) on investments     0.20        (0.41)        0.70        0.96         (0.75)         1.07
                                                          -------      -------      -------     -------       -------       -------
    Net increase (decrease) from investment operations    $  0.41      $  0.04      $  1.20     $  1.52       $ (0.16)      $  1.66
Distribution to shareowners:
  Net investment income                                   $ (0.23)     $ (0.49)     $ (0.56)    $ (0.57)      $ (0.56)      $ (0.55)
  Net realized gain                                         (0.32)       (0.39)       (0.62)      (0.40)           --            --
                                                          -------      -------      -------     -------       -------       -------
  Total distributions                                     $ (0.55)     $ (0.88)     $ (1.18)    $ (0.97)      $ (0.56)      $ (0.55)
                                                          -------      -------      -------     -------       -------       -------
    Net increase (decrease) in net asset value            $ (0.14)     $ (0.84)     $  0.02     $  0.55       $ (0.72)      $  1.11
                                                          -------      -------      -------     -------       -------       -------
Net asset value, end of period                            $  9.51      $  9.65      $ 10.49     $ 10.47       $  9.92       $ 10.64
                                                          =======      =======      =======     =======       =======       =======
Total return*                                                4.27%        0.09%       12.07%      16.08%        (1.68)%       18.04%
Ratio of net expenses to average net assets                  0.89%**      0.86%(a)     0.85%       0.86%         0.82%         0.81%
Ratio of net investment income (loss) to average net         4.38%**      4.39%        4.78%       5.39%         5.47%         5.98%
assets
Portfolio turnover rate                                        31%**        51%          39%         44%           43%           33%
Net assets, end of period (in thousands)                  $54,777       56,519      $62,232     $59,937       $58,084       $71,180

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended                                           Year Ended
                                                             6/30/15    Year Ended   Year Ended  Year Ended    12/31/11   Year Ended
                                                           (unaudited)   12/31/14     12/31/13    12/31/12  (Consolidated) 12/31/10
Class II
Net asset value, beginning of period                         $  9.59     $   10.44     $ 10.42    $  9.88      $ 10.61      $  9.51
                                                             -------     ---------     -------    -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.20     $    0.43     $  0.47    $  0.54      $  0.55      $  0.54
   Net realized and unrealized gain (loss) on investments       0.18         (0.43)       0.70       0.94        (0.75)        1.08
                                                             -------     ---------     -------    -------      -------      -------
     Net increase (decrease) from investment operations      $  0.38     $      --     $  1.17    $  1.48      $ (0.20)     $  1.62
Distribution to shareowners:
   Net investment income                                     $ (0.21)    $   (0.46)    $ (0.53)   $ (0.54)     $ (0.53)     $ (0.52)
   Net realized gain                                           (0.32)        (0.39)      (0.62)     (0.40)          --           --
                                                             -------     ---------     -------    -------      -------      -------
   Total distributions                                       $ (0.53)    $   (0.85)    $ (1.15)   $ (0.94)     $ (0.53)     $ (0.52)
                                                             -------     ---------     -------    -------      -------      -------
     Net increase (decrease) in net asset value              $ (0.15)    $   (0.85)    $  0.02    $  0.54      $ (0.73)     $  1.10
                                                             -------     ---------     -------    -------      -------      -------
Net asset value, end of period                               $  9.44     $    9.59     $ 10.44    $ 10.42      $  9.88      $ 10.61
                                                             =======     =========     =======    =======      =======      =======
Total return*                                                   4.04%        (0.29)%     11.82%     15.73%       (2.04)%      17.67%
Ratio of net expenses to average net assets                     1.15%**       1.10%(a)    1.11%      1.12%        1.07%        1.04%
Ratio of net investment income (loss) to average net assets     4.10%**       4.09%       4.54%      5.10%        5.18%        5.67%
Portfolio turnover rate                                           31%**         51%         39%        44%          43%          33%
Net assets, end of period (in thousands)                     $12,474     $  12,640     $18,240    $13,124      $14,696      $15,582

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $62,491,139)                                         $63,559,800
  Cash                                                                                  3,358,628
  Receivables --
     Investment securities sold                                                           232,663
     Portfolio shares sold                                                                 67,298
     Interest                                                                             765,973
     Dividends                                                                             10,242
  Futures collateral                                                                      125,000
  Centrally cleared swap collateral                                                       125,000
  Swap contracts, premiums paid                                                           108,936
  Net unrealized appreciation on futures contracts                                         46,980
  Net unrealized appreciation on centrally cleared swap contracts                          60,021
  Other assets                                                                             35,746
                                                                                      -----------
         Total assets                                                                 $68,496,287
                                                                                      -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $   928,412
     Portfolio shares repurchased                                                         129,056
     Trustee fees                                                                             126
  Variation margin on futures contracts                                                     5,265
  Variation margin on centrally cleared swap contracts                                    134,431
  Due to affiliates                                                                         5,663
  Accrued expenses                                                                         41,867
                                                                                      -----------
         Total liabilities                                                            $ 1,244,820
                                                                                      -----------
NET ASSETS:
  Paid-in capital                                                                     $66,082,350
  Undistributed net investment income                                                      62,137
  Accumulated net realized loss on investments, swap contracts and futures contracts      (68,682)
  Net unrealized appreciation on investments                                            1,068,661
  Net unrealized appreciation on swap contracts                                            60,021
  Net unrealized appreciation on futures contracts                                         46,980
                                                                                      -----------
        Total net assets                                                              $67,251,467
                                                                                      ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $54,777,234/5,761,186 shares)                                     $      9.51
                                                                                      ===========
  Class II (based on $12,474,233/1,320,959 shares)                                    $      9.44
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Interest                                                           $1,735,134
  Dividends                                                             106,914
                                                                     ----------
        Total investment income                                                    $1,842,048
                                                                                   ----------
EXPENSES:
  Management fees                                                    $  227,200
  Transfer agent fees
    Class I                                                                 750
    Class II                                                                750
  Distribution fees
    Class II                                                             18,393
  Administrative reimbursements                                          15,921
  Custodian fees                                                         13,126
  Professional fees                                                      29,573
  Printing expense                                                        6,463
  Fees and expenses of nonaffiliated Trustees                             3,922
  Miscellaneous                                                          15,176
                                                                     ----------
     Total expenses                                                                $  331,274
                                                                                   ----------
         Net investment income                                                     $1,510,774
                                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized loss on:
    Investments                                                      $  (10,935)
    Futures contracts                                                   (14,094)
    Swap contracts                                                      (42,135)   $  (67,164)
                                                                     ----------    ----------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                      $1,338,637
    Futures contracts                                                    46,980
    Swap contracts                                                       60,021    $1,445,638
                                                                     ----------    ----------
  Net gain on investments, futures contracts and swap contracts                    $1,378,474
                                                                                   ----------
  Net increase in net assets resulting from operations                             $2,889,248
                                                                                   ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Six Months
                                                                                   Ended
                                                                                  6/30/15       Year Ended
                                                                                (unaudited)      12/31/14
FROM OPERATIONS:
Net investment income                                                          $  1,510,774   $   3,602,465
Net realized gain (loss) on investments, futures contracts and swap contracts       (67,164)      2,282,692
Change in net unrealized appreciation (depreciation) on investments,
   futures contracts and swap contracts                                           1,445,638      (5,591,767)
                                                                               ------------   -------------
   Net increase in net assets resulting from operations                        $  2,889,248   $     293,390
                                                                               ------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.23 and $0.49 per share, respectively)                           $ (1,292,130)  $  (3,017,679)
   Class II ($0.21 and $0.46 per share, respectively)                              (324,441)       (865,426)
Net realized gain:
   Class I ($0.32 and $0.39 per share, respectively)                             (1,800,672)     (2,375,615)
   Class II ($0.32 and $0.39 per share, respectively)                              (435,808)       (807,698)
                                                                               ------------   -------------
     Total distributions to shareowners                                        $ (3,853,051)  $  (7,066,418)
                                                                               ------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $ 11,003,310   $  50,997,455
Reinvestment of distributions                                                     3,853,051       7,066,418
Cost of shares repurchased                                                      (15,799,724)    (62,603,621)
   Net decrease in net assets resulting from Portfolio share transactions      $   (943,363)  $  (4,539,748)
                                                                               ------------   -------------
   Net decrease in net assets                                                  $ (1,907,166)  $ (11,312,776)

NET ASSETS:
Beginning of period                                                            $ 69,158,633   $  80,471,409
                                                                               ------------   -------------
End of period                                                                  $ 67,251,467   $  69,158,633
                                                                               ============   =============
Undistributed net investment income                                            $     62,137   $     167,934
                                                                               ============   =============

                                     '15 Shares    '15 Amount
                                     (unaudited)   (unaudited)      '14 Shares     '14 Amount
CLASS I
Shares sold                            226,885     $ 2,233,586       1,695,729     $ 17,568,444
Reinvestment of distributions          320,460       3,092,802         521,569        5,393,294
Less shares repurchased               (640,903)     (6,286,963)     (2,296,577)     (23,516,731)
                                      --------     -----------      ----------     ------------
      Net decrease                     (93,558)    $  (960,575)        (79,279)    $   (554,993)
                                      ========     ===========      ==========     ============
CLASS Il
Shares sold                            903,754     $ 8,769,724       3,290,933     $ 33,429,011
Reinvestment of distributions           79,303         760,249         162,661        1,673,124
Less shares repurchased               (979,921)     (9,512,761)     (3,883,473)     (39,086,890)
                                      --------     -----------      ----------     ------------
      Net increase (decrease)            3,136     $    17,212        (429,879)    $ (3,984,755)
                                      ========     ===========      ==========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative price service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

C.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                        2014
Distributions paid from:
Ordinary income                                                      $4,158,116
Long-term capital gain                                                2,908,302
                                                                     ----------
  Total distributions                                                $7,066,418
                                                                     ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                        $  412,889
Undistributed long-term capital gain                                  2,018,349
Net unrealized depreciation                                            (298,318)
                                                                     ----------
  Total                                                              $2,132,920
                                                                     ==========

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and sidecars, interest on defaulted bonds and interest accruals on preferred stock.

D.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.  Risks

    The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

    The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    In addition to event-linked bonds, the Portfolio also may invest in other insurance-linked securities ("ILS"). The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's investment in quota share instruments and therefore place the Portfolio's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Portfolio had no open repurchase agreements.

G.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2015 was $125,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2015 was $802,363.

    At June 30, 2015, open futures contracts were as follows:

    -----------------------------------------------------------------------------------------
                                 Number of
                                 Contracts      Settlement                        Unrealized
    Type                        Long/(Short)      Month            Value         Appreciation
    -----------------------------------------------------------------------------------------
       S&P EMINI Future             (27)           9/15         $(2,773,440)       $46,980
    -----------------------------------------------------------------------------------------
                                                                $(2,773,440)       $46,980
    -----------------------------------------------------------------------------------------

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on Portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract. The protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains on losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED) (continued)
--------------------------------------------------------------------------------

    Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Open credit default swap contracts at June 30, 2015 are listed at the end of the Schedule of Investments. The average value of credit default swap contracts open during the six months ended June 30, 2015 was $120,884.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,047 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $244 in transfer agent fees payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12B-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $372 in distribution fees payable to PFD at June 30, 2015.

5. Bridge Loan Commitments

As of June 30, 2015, the Portfolio had three bridge loan commitments of $955,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:

---------------------------------------------------------------------------------------------------------
                                                                                              Unrealized
Loan                                                  Principal        Cost       Value      Appreciation
---------------------------------------------------------------------------------------------------------
Charter Communications Operating Co., Bridge Loan      345,000       $345,000    $345,000         $-
---------------------------------------------------------------------------------------------------------
A. Schulman, Inc., Bridge Facility                     250,000       $250,000    $250,000         $-
---------------------------------------------------------------------------------------------------------
Builders Firstsource, Inc., Bridge Loan                360,000       $360,000    $360,000         $-
---------------------------------------------------------------------------------------------------------
  Total                                                                                           $-
---------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

6. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of June 30, 2015, were as follows:
Derivatives Not

---------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                    Asset Derivatives 2015                 Liabilities Derivatives 2015
Hedging Instruments          --------------------------------             -------------------------------
Under Accounting              Statement of Assets                         Statement of Assets
Standards Codification            and Liabilities                           and Liabilities
(ASC) 815                            Location           Value                   Location           Value
---------------------------------------------------------------------------------------------------------
Futures contracts            Net unrealized                               Net unrealized
                             appreciation on                              depreciation on
                             futures contracts       $ 46,980             futures contracts          $--
Swap Contracts               Net unrealized                               Net unrealized
                             appreciation on                              depreciation on
                             swap contracts          $ 60,021             swap contracts             $--
---------------------------------------------------------------------------------------------------------
  Total                                              $107,001                                        $--
---------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015 was as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            Change in
                                                                                                            Unrealized
                                                                                                           appreciation
Derivatives Not Accounted for                                                         Realized Gain       (depreciation)
as Hedging Instruments Under                Location of Gain or (Loss)                on Derivatives      on Derivatives
Accounting Standards                        on Derivatives Recognized                   Recognized         Recognized in
Codification (ASC) 815                              in Income                           in Income             Income
-------------------------------------------------------------------------------------------------------------------------
Swap contracts                       Net realized gain (loss) on swap contracts          $(42,135)
Swap contracts                       Change in net unrealized appreciation
                                     (depreciation) on swap contracts                                         $60,021
Futures contracts                    Net realized gain (loss) on futures contracts       $(14,094)
Futures contracts                    Change in net unrealized appreciation
                                     (depreciation) on futures contracts                                      $46,980
-------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Advisory Trustee
Lisa M. Jones, President and                           Lorraine H. Monchak*
Chief Executive Officer
Mark E. Bradley, Treasurer and
Chief Financial Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer                                    Trustees
                                                       Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19622-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST


Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        32

  Notes to Financial Statements                                               37

  Trustees, Officers and Service Providers                                    45

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 32.9%
U.S. Corporate Bonds                                                       26.4%
International Corporate Bonds                                               9.6%
Collateralized Mortgage Obligations                                         9.5%
Senior Secured Loans                                                        6.5%
Foreign Government Bonds                                                    3.4%
Municipal Bonds                                                             3.4%
Asset Backed Securities                                                     3.3%
Convertible Corporate Bonds                                                 2.0%
U.S. Preferred Stocks                                                       1.6%
International Common Stocks                                                 0.5%
Convertible Preferred Stocks                                                0.5%
U.S. Common Stocks                                                          0.4%

Five Largest Holdings
(As a percentage of long-term holdings)

--------------------------------------------------------------------------------
1. Fannie Mae, 4.5%, 7/11/14                                               2.13%
--------------------------------------------------------------------------------
2. Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                          1.99
--------------------------------------------------------------------------------
3. U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                  1.92
--------------------------------------------------------------------------------
4. U.S. Treasury Note, Floating Rate Note, 4/30/17                         1.58
--------------------------------------------------------------------------------
5. U.S. Treasury Bonds, 2.5%, 2/15/45                                      1.38
--------------------------------------------------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                            6/30/15            12/31/14
  Class I                                             $10.15              $10.28
  Class II                                            $10.13              $10.26

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/15 - 6/30/15)                Income         Capital Gains     Capital Gains
  Class I                         $0.1660        $-                $0.0524
  Class II                        $0.1535        $-                $0.0524

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Strategic     Pioneer Strategic
                    Income VCT            Income VCT             Barclays U.S.
                    Portfolio, Class I    Portfolio, Class II    Universal Index
6/30/2005           $ 10,000              $ 10,000               $ 10,000
6/30/2006           $ 10,222              $ 10,198               $  9,974
6/30/2007           $ 10,963              $ 10,911               $ 10,634
6/30/2008           $ 11,632              $ 11,548               $ 11,295
6/30/2009           $ 11,573              $ 11,477               $ 11,852
6/30/2010           $ 13,737              $ 13,596               $ 13,108
6/30/2011           $ 15,163              $ 14,944               $ 13,736
6/30/2012           $ 15,701              $ 15,437               $ 14,746
6/30/2013           $ 16,542              $ 16,225               $ 14,781
6/30/2014           $ 17,692              $ 17,295               $ 15,551
6/30/2015           $ 17,663              $ 17,240               $ 15,802

The Barclays U.S. Universal Index is an unmanaged union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                                  Barclays U.S.
                                 Class I          Class II       Universal Index
--------------------------------------------------------------------------------
10 Years                           5.85%             5.60%            4.68%
5 Years                            5.16%             4.87%            3.81%
1 Year                            -0.17%            -0.32%            1.61%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

        Share Class                                             I                  II
        --------------------------------------------------------------------------------
        Beginning Account Value on 1/1/15                   $1,000.00          $1,000.00
        Ending Account Value on 6/30/15                     $1,008.50          $1,007.30
        Expenses Paid During Period*                        $    5.58          $    6.77

* Expenses are equal to the Portfolio's annualized total expense ratio of 1.12% and 1.36%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

        Share Class                                             I                 II
        --------------------------------------------------------------------------------
        Beginning Account Value on 1/1/15                   $1,000.00          $1,000.00
        Ending Account Value on 6/30/15                     $1,019.24          $1,018.05
        Expenses Paid During Period*                        $    5.61          $    6.80

* Expenses are equal to the Portfolio's annualized total expense ratio of 1.12% and 1.36%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

As fixed-income investors grew more confident about the underlying strength of the domestic economy during the second half of the six-month period ended June 30, 2015, credit-sensitive securities began improving in performance relative to U.S. Treasuries and other higher-quality debt instruments. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Portfolio, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2015?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 0.85% at net asset value during the six-month period ended June 30, 2015, and Class II shares returned 0.73%, while the Portfolio's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 0.30%. During the same period, the average return of the 67 variable portfolios in Lipper's General Bond Underlying Funds category was 0.40%.

Q: How would you describe the investment environment for bond investors during the six-month period ended June 30, 2015?

A: A significant change occurred in the investment backdrop as the six-month period progressed. Early on, we saw a continuation of the trends that had dominated the market over the previous year: declining interest rates and a rally in Treasuries and other higher-quality, longer-maturity debt securities. The trends were a by-product of a series of anxieties that had rattled investors, including: changes in expectations with regard to the monetary policies of the world's central banks, as the European Central Bank (ECB) initiated quantitative easing (QE) even as the Federal Reserve System (the Fed) ended it in the United States; a slowdown of economic growth in China; heightened geopolitical risks in the Middle East; a dramatic decline in world oil prices; a reduction in industrial capital investments as a consequence of the collapse of energy prices; and softness in consumer spending in the United States. Also in the U.S., the positive economic momentum we saw over much of the final half of 2014 appeared to be slackening early in 2015.

     While those factors dominated market sentiment and pushed Treasury prices up over the first three months of 2015, the tide started changing beginning in April. In the U.S., investors became more optimistic about economic growth as they focused on improving employment trends and the ongoing revival in the housing market. Also, the Treasury yield curve began steepening as market interest rates increased and widened the difference between yields of short-maturity and long-maturity debt securities. Performance of longer-maturity Treasuries began to weaken somewhat over the final months of the period, while other asset classes, including corporate bonds, bank loans and

4
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     government agency mortgages, started to improve in performance. The U.S. dollar continued to outperform other major currencies during the period, including the euro and the Japanese yen.

     Outside the U.S., despite uncertainties over the financial and political crisis in Greece, some European economies appeared to be strengthening towards the end of the six-month period, as the ECB's QE program started to show positive effects. In China, heightened volatility in the equity market added to concerns about the effects of slowing of economic growth in the country, while other emerging markets were increasingly volatile, although oil-dependent economies began to show strength when commodity prices moved higher after collapsing in late 2014 and early 2015.

Q: What were the main factors that affected the Portfolio's performance relative to the Barclays Index benchmark during the six-month period ended June 30, 2015?

A: The Portfolio outperformed the Barclays Index benchmark during the period, helped by our emphasis on the credit-sensitive sectors, especially U.S. high-yield and investment-grade bonds. Furthermore, Portfolio exposures to two groups not represented in the Barclays Index - floating-rate bank loans and non-government agency mortgages - contributed to relative returns.

     In addition, good overall security selection results supported the Portfolio's benchmark-relative returns, especially in the industrials and financials sectors and in mortgage-backed securities, where we emphasized mortgages with protection against pre-payment risk.

     With regard to individual securities, Portfolio holdings that contributed the most to benchmark-relative performance during the period included bonds issued by VimpelCom, a global telecommunications services provider, and Golar, a Norwegian shipping company which has introduced newer vessels that process natural gas at offshore-drilling sites. Another very strong performer in the Portfolio during the period was a bank loan issued to Virtual Radiologic, a company that provides radiological diagnostic services to the medical community.

     Individual Portfolio holdings that underperformed during the six-month period and detracted from benchmark-relative returns included bonds issued by Cummins, a large engine manufacturer that was hurt by rising interest rates, and by DCP Midstream, a company involved in transporting and processing oil and natural gas; the credit rating of DCP Midstream was downgraded from investment grade to high yield during the period.

                                                                               5
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------


Q: What factors affected the Portfolio's distributions to shareholders over the six-month period ended June 30, 2015?

A: Market yields in most sectors of the bond market rose during the six-month period. While the Portfolio's distributions were not immediately affected by the trend, going forward, we believe the higher yields available as we re-allocate assets should generate a greater level of income for the Portfolio's shareholders.

Q: Did the Portfolio use any derivative securities during the six-month period ended June 30, 2015? If so, did they have any effect on the Portfolio's benchmark-relative performance?

A: We did invest in some Treasury futures, currency forward transactions and credit default swaps during the six-month period. The Treasury futures, which are part of the Portfolio's duration strategy, did not have a material effect on results. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The currency forward transactions had a positive impact on the Portfolio's performance, as they helped to protect against the currency effects of foreign investments during a period in which the U.S. dollar strengthened. The credit default swaps, which can hedge credit risks in the Portfolio, also had a slight positive impact on the Portfolio's benchmark-relative results.

Q:   What is your investment outlook?

A: While the U.S. economy appears to be gaining strength, we still see some uncertainty in the financial markets. The fiscal situation in Greece remains a concern and clouds the economic outlook for Europe, while recent volatility in Chinese equities has been a source of anxiety for the world capital markets.

     In the U.S., however, the economy appeared to be gathering strength during the second calendar quarter of 2015 after a very disappointing gross domestic product (GDP) report for the first quarter, when GDP actually declined at a 0.2% annual rate (later revised upward into positive territory after period end). As employment continues to improve and the housing market rebounds, the Fed, clearly, is thinking about tightening monetary policy through an increase in short-term interest rates sometime in 2015.

     At the start of the second half of 2015, the financial markets remain volatile due to the many uncertainties we have outlined previously, even though we see more positive signs than negative ones when we examine economic fundamentals.

6
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     We are maintaining a shorter-than-benchmark duration in the Portfolio, as we think the risks of rising interest rates are increasing. We also have maintained an overweight Portfolio position in credit-sensitive securities, including corporate bonds. In addition, we see attractive relative value in the mortgage sector, both in the government agency and non-agency areas.

     Given the reality that the Fed is moving toward a tighter monetary policy than other major central banks, we think the U.S. dollar should continue to be strong, and we have continued to de-emphasize non-dollar currencies in the Portfolio. Going forward, we think individual security selection should become an increasingly important performance factor.

A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Please refer to the Schedule of Investments on pages 8 to 31 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

                                                                               7
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              CONVERTIBLE CORPORATE BONDS - 2.0%
                              Energy - 0.3%
                              Oil & Gas Exploration & Production - 0.0%+
      25,000                  Cobalt International Energy, Inc., 2.625%, 12/1/19                           $     18,453
                                                                                                           ------------
                              Oil & Gas Storage & Transportation - 0.3%
     100,000                  Golar LNG, Ltd., 3.75%, 3/7/17                                               $    121,250
                                                                                                           ------------
                              Total Energy                                                                 $    139,703
                                                                                                           ------------
                              Materials - 0.3%
                              Diversified Metals & Mining - 0.3%
      27,430                  Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A) (0.0% cash, 9.5% PIK) (PIK)      $     19,475
     100,000                  Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16                                      99,000
                                                                                                           ------------
                                                                                                           $    118,475
                                                                                                           ------------
                              Total Materials                                                              $    118,475
                                                                                                           ------------
                              Capital Goods - 0.2%
                              Electrical Components & Equipment - 0.2%
      74,000                  General Cable Corp., 4.5%, 11/15/29 (Step)                                   $     61,420
      12,000                  SolarCity Corp., 1.625%, 11/1/19 (144A)                                            10,980
                                                                                                           ------------
                                                                                                           $     72,400
                                                                                                           ------------
                              Total Capital Goods                                                          $     72,400
                                                                                                           ------------
                              Consumer Durables & Apparel - 0.3%
                              Homebuilding - 0.3%
      60,000                  KB Home, 1.375%, 2/1/19                                                      $     58,388
      30,000                  Standard Pacific Corp., 1.25%, 8/1/32                                              36,488
      45,000                  The Ryland Group, Inc., 0.25%, 6/1/19                                              43,425
                                                                                                           ------------
                                                                                                           $    138,301
                                                                                                           ------------
                              Total Consumer Durables & Apparel                                            $    138,301
                                                                                                           ------------
                              Retailing - 0.1%
                              Internet Retail - 0.1%
      55,000                  The Priceline Group, Inc., 0.9%, 9/15/21 (144A)                              $     52,456
                                                                                                           ------------
                              Total Retailing                                                              $     52,456
                                                                                                           ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                              Biotechnology - 0.1%
      50,000                  Emergent BioSolutions, Inc., 2.875%, 1/15/21                                 $     61,938
                                                                                                           ------------
                              Pharmaceuticals - 0.1%
      40,000                  The Medicines Co., 2.5%, 1/15/22 (144A)                                      $     43,750
                                                                                                           ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                         $    105,688
                                                                                                           ------------
                              Software & Services - 0.3%
                              Internet Software & Services - 0.2%
      75,000                  WebMD Health Corp., 1.5%, 12/1/20                                            $     80,531
      19,000                  WebMD Health Corp., 2.5%, 1/31/18                                                  19,344
                                                                                                           ------------
                                                                                                           $     99,875
                                                                                                           ------------
                              Data Processing & Outsourced Services - 0.0%+
      15,000                  Cardtronics, Inc., 1.0%, 12/1/20                                             $     14,719
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

8
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Application Software - 0.1%
      25,000                  Mentor Graphics Corp., 4.0%, 4/1/31                                          $     33,812
                                                                                                           ------------
                              Total Software & Services                                                    $    148,406
                                                                                                           ------------
                              Technology Hardware & Equipment - 0.3%
                              Communications Equipment - 0.1%
      50,000                  Finisar Corp., 0.5%, 12/15/33                                                $     48,438
                                                                                                           ------------
                              Electronic Components - 0.2%
      95,000                  Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)                          $     70,656
                                                                                                           ------------
                              Total Technology Hardware & Equipment                                        $    119,094
                                                                                                           ------------
                              TOTAL CONVERTIBLE CORPORATE BONDS
                              (Cost $862,461)                                                              $    894,523
                                                                                                           ------------

                              PREFERRED STOCKS - 1.6%
                              Banks - 0.8%
                              Diversified Banks - 0.5%
       2,973        7.88      Citigroup Capital XIII, Floating Rate Note, 10/30/40                         $     77,179
       4,000        7.12      Citigroup, Inc., Floating Rate Note (Perpetual)                                   109,480
       2,173        6.00      US Bancorp, Floating Rate Note (Perpetual)                                         57,867
                                                                                                           ------------
                                                                                                           $    244,526
                                                                                                           ------------
                              Regional Banks - 0.3%
       1,000        6.25      CoBank ACB, Floating Rate Note (Perpetual) (144A)                            $    103,031
         710        6.62      Fifth Third Bancorp, Floating Rate Note (Perpetual)                                20,022
                                                                                                           ------------
                                                                                                           $    123,053
                                                                                                           ------------
                              Total Banks                                                                  $    367,579
                                                                                                           ------------
                              Diversified Financials - 0.4%
                              Consumer Finance - 0.2%
          15                  Ally Financial, Inc., 7.0% (Perpetual) (144A)                                $     15,232
       1,950        8.12      GMAC Capital Trust I, Floating Rate Note, 2/15/40                                  50,661
                                                                                                           ------------
                                                                                                           $     65,893
                                                                                                           ------------
                              Investment Banking & Brokerage - 0.2%
       1,810        6.38      Morgan Stanley, Floating Rate Note (Perpetual)                               $     46,083
       1,600        7.12      Morgan Stanley, Floating Rate Note (Perpetual)                                     44,720
                                                                                                           ------------
                                                                                                           $     90,803
                                                                                                           ------------
                              Total Diversified Financials                                                 $    156,696
                                                                                                           ------------
                              Insurance - 0.2%
                              Property & Casualty Insurance - 0.2%
       3,325        5.10      The Allstate Corp., Floating Rate Note, 1/15/53                              $     83,358
                                                                                                           ------------
                              Total Insurance                                                              $     83,358
                                                                                                           ------------
                              Telecommunication Services - 0.2%
                              Integrated Telecommunication Services - 0.2%
       4,000                  Qwest Corp., 7.375%, 6/1/51                                                  $    103,960
                                                                                                           ------------
                              Total Telecommunication Services                                             $    103,960
                                                                                                           ------------
                              TOTAL PREFERRED STOCKS
                              (Cost $678,740)                                                              $    711,593
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              CONVERTIBLE PREFERRED STOCKS - 0.5%
                              Banks - 0.5%
                              Diversified Banks - 0.5%
          22                  Bank of America Corp., 7.25% (Perpetual)                                     $     24,464
         170                  Wells Fargo & Co., 7.5% (Perpetual)                                               199,750
                                                                                                           ------------
                                                                                                           $    224,214
                                                                                                           ------------
                              Total Banks                                                                  $    224,214
                                                                                                           ------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $203,077)                                                              $    224,214
                                                                                                           ------------

      Shares
                              COMMON STOCKS - 0.5%
                              Materials - 0.0%+
                              Diversified Metals & Mining - 0.0%+
     124,829                  Mirabela Nickel, Ltd.* (d)                                                   $     11,074
                                                                                                           ------------
                              Total Materials                                                              $     11,074
                                                                                                           ------------
                              Capital Goods - 0.5%
                              Construction & Engineering - 0.5%
      53,917                  Newhall Land Development LLC*                                                $    197,687
                                                                                                           ------------
                              Total Capital Goods                                                          $    197,687
                                                                                                           ------------
                              TOTAL COMMON STOCKS
                              (Cost $47,661)                                                               $    208,761
                                                                                                           ------------

   Principal
   Amount ($)
                              ASSET BACKED SECURITIES - 3.3%
                              Materials - 0.2%
                              Steel - 0.2%
      98,590        0.56      GSAA Home Equity Trust 2005-11, Floating Rate Note, 10/25/35                 $     89,376
                                                                                                           ------------
                              Total Materials                                                              $     89,376
                                                                                                           ------------
                              Consumer Services - 0.2%
                              Hotels, Resorts & Cruise Lines - 0.2%
      77,325                  Westgate Resorts 2014-1 LLC, 3.25%, 12/20/26 (144A)                          $     77,519
                                                                                                           ------------
                              Total Consumer Services                                                      $     77,519
                                                                                                           ------------
                              Food & Staples Retailing - 0.1%
                              Food Retail - 0.1%
      48,313                  CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                        $     49,060
                                                                                                           ------------
                              Total Food & Staples Retailing                                               $     49,060
                                                                                                           ------------
                              Banks - 2.1%
                              Thrifts & Mortgage Finance - 2.1%
      16,779        0.34      Accredited Mortgage Loan Trust 2006-2, Floating Rate Note, 9/25/36           $     16,558
      67,169        3.72      Bayview Opportunity Master Fund IIA Trust 2012-4NPL Series III, Floating
                              Rate Note, 2/28/35 (144A)                                                          67,305
     100,000                  BCC Funding X LLC, 4.544%, 12/21/20 (144A)                                        100,356
      25,889        1.09      Bear Stearns ALT-A Trust 2004-10, Floating Rate Note, 9/25/34                      21,591
      61,886        4.00      Citigroup Mortgage Loan Trust 2014-A, Floating Rate Note, 1/1/35 (144A)            64,302
         883        6.24      Conseco Financial Corp., Floating Rate Note, 12/1/28                                  909

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Thrifts & Mortgage Finance - (continued)
       6,273        0.44      Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/34          $      6,233
      17,283        0.37      Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/34                16,939
      43,971        4.81      Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35                45,380
      11,449        0.28      Credit-Based Asset Servicing and Securitization LLC,
                              Floating Rate Note, 4/25/37                                                         9,746
         625        4.46      CWABS Asset-Backed Certificates Trust 2005-4, Floating Rate Note, 9/27/32             624
      49,875                  DB Master Finance LLC 2015-1, 3.98%, 2/21/45 (144A)                                49,674
      56,561                  Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                       56,986
       1,069        0.86      First Franklin Mortgage Loan Trust 2005-FF5, Floating Rate Note, 2/25/35            1,068
      96,663                  GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                                     96,603
       7,932        0.36      Home Equity Asset Trust 2006-4, Floating Rate Note, 8/25/36                         7,791
      31,762        1.39      HSBC Home Equity Loan Trust USA 2007-3, Floating Rate Note, 11/20/36               31,598
      50,000                  Navitas Equipment Receivables LLC 2015-1, 4.5%, 5/17/21 (144A)                     50,017
      99,917                  Store Master Funding I LLC, 3.75%, 4/20/45 (144A)                                  98,448
      11,108        0.32      Structured Asset Securities Corp Mortgage Loan Trust 2007-BC2, Floating
                              Rate Note, 3/25/37                                                                 11,064
      94,583                  VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                                       94,332
      96,409                  VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                                       96,441
                                                                                                           ------------
                                                                                                           $    943,965
                                                                                                           ------------
                              Total Banks                                                                  $    943,965
                                                                                                           ------------
                              Diversified Financials - 0.7%
                              Other Diversified Financial Services - 0.4%
      99,989                  AXIS Equipment Finance Receivables II LLC, 4.94%, 7/20/18 (144A)             $    102,530
      34,434        0.37      GE Business Loan Trust 2006-2, Floating Rate Note, 11/15/34 (144A)                 33,091
      21,676                  Sierra Timeshare 2012-2 Receivables Funding LLC, 2.38%, 3/20/29 (144A)             21,880
                                                                                                           ------------
                                                                                                           $    157,501
                                                                                                           ------------
                              Consumer Finance - 0.3%
      25,000                  AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19               $     25,038
      20,000                  Capital Auto Receivables Asset Trust 2013-1, 2.19%, 9/20/21                        20,141
       3,634                  First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)                      3,637
      25,000                  First Investors Auto Owner Trust 2013-1, 2.53%, 1/15/20 (144A)                     25,052
      40,000                  First Investors Auto Owner Trust 2015-1, 3.59%, 1/18/22 (144A)                     39,737
      25,000                  Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18                       25,281
                                                                                                           ------------
                                                                                                           $    138,886
                                                                                                           ------------
                              Total Diversified Financials                                                 $    296,387
                                                                                                           ------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,445,141)                                                            $  1,456,307
                                                                                                           ------------

                              COLLATERALIZED MORTGAGE OBLIGATIONS - 9.3%
                              Banks - 7.8%
                              Thrifts & Mortgage Finance - 7.8%
      37,736                  Alternative Loan Trust 2003-16T1, 5.25%, 9/25/33                             $     39,765
      20,969                  Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33                      21,726
      10,321                  Banc of America Alternative Loan Trust 2004-10, 6.0%, 11/25/34                     10,491
      26,156        2.71      Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33                 26,314
       7,504        1.19      Bayview Commercial Asset Trust 2004-3, Floating Rate Note, 1/25/35 (144A)           6,913
     154,134                  Bayview Commercial Asset Trust 2007-4, 3.490266%, 9/25/37 (Step) (144A) (f)         5,241
      46,533        1.12      Bear Stearns ALT-A Trust 2004-12, Floating Rate Note, 1/25/35                      39,196

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Thrifts & Mortgage Finance - (continued)
      13,319        3.14      Bear Stearns ARM Trust 2004-12, Floating Rate Note, 2/25/35                  $     13,175
      52,869        5.26      Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20,
                              Floating Rate Note, 10/12/42                                                       52,971
         295        2.91      CHL Mortgage Pass-Through Trust 2003-42, Floating Rate Note, 9/25/33                  279
      21,574                  Citigroup Mortgage Loan Trust, Inc., 5.5%, 9/25/34                                 23,184
      33,745                  Citigroup Mortgage Loan Trust, Inc., 6.75%, 9/25/34                                37,073
     100,000        4.65      City Center Trust 2011-CCHP, Floating Rate Note, 7/17/28 (144A)                   100,059
      25,000                  COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                             26,134
      25,000                  COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                                    25,469
      25,000                  COMM 2012-CCRE2 Mortgage Trust, 4.393%, 8/17/45                                    26,886
      21,000                  COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                   21,048
      12,271                  COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/17/45                                   12,406
      50,000                  COMM 2013-LC6 Mortgage Trust, 2.941%, 1/12/46                                      49,959
     100,000        1.94      COMM 2014-SAVA Mortgage Trust, Floating Rate Note, 6/15/34 (144A)                  99,842
      67,432                  Credit Suisse Commercial Mortgage Trust Series 2007-C1, 5.361%, 2/15/40            70,491
       3,776                  Credit Suisse First Boston Mortgage Securities Corp., 5.0%, 8/25/20                 3,768
      11,974        2.78      Credit Suisse First Boston Mortgage Securities Corp.,
                              Floating Rate Note, 6/25/34                                                        11,618
       1,619        5.10      Credit Suisse First Boston Mortgage Securities Corp.,
                              Floating Rate Note, 8/15/38                                                         1,617
      63,411        3.50      CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                    63,464
     141,701        3.50      CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                         143,938
      77,981        2.50      EverBank Mortgage Loan Trust, Floating Rate Note, 4/25/43 (144A)                   72,909
      36,344        0.46      Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32                  34,933
         664        5.30      GMAC Commercial Mortgage Securities, Inc. Series 2004-C2 Trust,
                              Floating Rate Note, 8/10/38                                                           665
      25,000                  GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                            25,071
     100,000        1.29      Homestar Mortgage Acceptance Corp., Floating Rate Note, 1/25/35                    97,452
      29,383        0.82      Impac CMB Trust Series 2004-4, Floating Rate Note, 9/25/34                         28,046
     100,000        5.13      JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP3,
                              Floating Rate Note, 8/15/42                                                        99,968
      73,388        5.24      JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5,
                              Floating Rate Note, 12/15/44                                                       73,552
     100,000        3.98      JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8,
                              Floating Rate Note, 10/17/45 (144A)                                               103,801
      19,650        3.50      JP Morgan Chase Commercial Mortgage Securities Trust 2013-A5,
                              Floating Rate Note, 7/25/20                                                        20,124
      60,000                  JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16,
                              3.07%, 12/17/46                                                                    62,254
     100,000                  JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
                              REMICS, 3.8046%, 7/15/47                                                          103,971
     100,000        2.39      JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4
                              REMICS, Floating Rate Note, 12/16/30 (144A)                                        99,862
      12,667        2.12      JP Morgan Mortgage Trust 2005-A3, Floating Rate Note, 6/25/35                      12,399
     195,509        2.50      JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)               193,233
      57,954        3.50      JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                58,258
      20,180        3.70      JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                19,915
      86,280        3.50      JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)         87,138
      98,137        3.00      JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)              100,015
       5,116        1.13      Lehman Brothers Small Balance Commercial Mortgage Trust 2007-3
                              Class 1A4, Floating Rate Note, 10/25/37 (144A)                                      5,088
      26,061        0.43      Lehman Brothers Small Balance Commercial, Floating Rate Note, 2/25/30 (144A)       24,631

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Thrifts & Mortgage Finance - (continued)
      32,199                  MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                           $     32,770
      50,000                  Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 REMICS,
                              2.979%, 4/17/47                                                                    51,639
      62,656        6.01      Morgan Stanley Capital I Trust 2006-TOP23, Floating Rate Note, 8/12/41             64,675
      91,470        3.25      NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                      89,988
       3,273                  PHH Mortgage Capital LLC, 6.600001%, 12/25/27 (Step) (144A)                         3,279
       1,491                  RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                                           1,493
      57,583        0.63      RALI Series 2003-QS22 Trust, Floating Rate Note, 12/26/33                          52,053
      61,699                  RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                                          62,491
       7,765        0.68      RALI Series 2004-QS4 Trust, Floating Rate Note, 3/25/34                             7,403
       6,436        0.78      RALI Series 2004-QS5 Trust, Floating Rate Note, 4/25/34                             6,369
      25,455        0.85      Sequoia Mortgage Trust 2003-2, Floating Rate Note, 6/20/33                         24,232
      82,882        2.50      Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                        79,222
      40,118        3.54      Sequoia Mortgage Trust 2013-3, Floating Rate Note, 3/25/43                         39,648
      50,478        2.50      Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                         47,731
      85,461        3.00      Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                         82,363
      19,114                  Sequoia Mortgage Trust 2013-9, 3.5%, 7/27/43 (144A)                                18,384
      90,000        3.50      Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                  90,394
      40,000        3.74      Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                  39,100
      27,000        3.74      Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                  25,836
      47,331        3.92      Sequoia Mortgage Trust, Floating Rate Note, 11/25/42                               47,945
      13,367        2.59      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note, 1/25/35        13,271
      14,430        2.55      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note, 2/25/34        14,483
      16,263        2.56      Structured Asset Securities Corp. Mortgage Certificates Series 2003-31A,
                              Floating Rate Note, 10/25/33                                                       16,111
      16,448        2.16      Thornburg Mortgage Securities Trust 2003-3, Floating Rate Note, 6/25/43            16,344
      60,000                  UBS Commercial Mortgage Trust 2012-C1, 3.4%, 5/12/45                               62,055
      96,092                  VOLT XXX LLC, 3.625%, 10/25/57 (Step) (c)                                          96,020
      10,000        4.69      Wells Fargo Commercial Mortgage Trust 2012-LC5, Floating Rate Note, 10/17/45       10,473
      50,000                  Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 2.819%, 8/17/50            51,378
      50,000                  Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/17/50            52,020
                                                                                                           ------------
                                                                                                           $  3,455,482
                                                                                                           ------------
                              Total Banks                                                                  $  3,455,482
                                                                                                           ------------
                              Diversified Financials - 0.5%
                              Other Diversified Financial Services - 0.5%
      98,547        1.68      Hilton USA Trust 2013-HLF, Floating Rate Note, 11/5/30 (144A)                $     98,547
     100,000                  Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                        106,114
                                                                                                           ------------
                                                                                                           $    204,661
                                                                                                           ------------
                              Total Diversified Financials                                                 $    204,661
                                                                                                           ------------
                              Government - 1.0%
                              Government - 1.0%
     100,000        4.30      Federal Home Loan Mortgage Corp., Floating Rate Note, 9/26/44 (144A)         $    103,856
      16,238                  Federal National Mortgage Association REMICS, 4.5%, 6/25/29                        17,427
       1,708                  Federal National Mortgage Association REMICS, 5.0%, 9/25/39                         1,763
      30,000        4.49      FREMF Mortgage Trust 2011-K12, Floating Rate Note, 1/25/46 (144A)                  32,120
      25,000        5.05      FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                 26,796

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Government - (continued)
      25,000        3.55      FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)            $     25,528
     100,000        3.95      FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                  103,781
      37,061                  Government National Mortgage Association, 3.0%, 4/20/41                            38,461
      91,584                  Government National Mortgage Association, 4.5%, 9/20/39                            98,951
                                                                                                           ------------
                                                                                                           $    448,683
                                                                                                           ------------
                              Total Government                                                             $    448,683
                                                                                                           ------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $4,108,796)                                                            $  4,108,826
                                                                                                           ------------

                              CORPORATE BONDS - 34.5%
                              Energy - 6.4%
                              Oil & Gas Drilling - 0.5%
      10,000                  Offshore Group Investment, Ltd., 7.5%, 11/1/19                               $      6,150
     100,000                  Pride International, Inc., 6.875%, 8/15/20                                        114,367
     100,000                  Rowan Companies, Inc., 4.75%, 1/15/24                                              95,562
                                                                                                           ------------
                                                                                                           $    216,079
                                                                                                           ------------
                              Integrated Oil & Gas - 0.4%
      75,000                  Petrobras Global Finance BV, 3.0%, 1/15/19                                   $     69,312
MXN   95,000                  Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                                          5,843
     100,000                  Rosneft Finance SA, 7.25%, 2/2/20 (144A)                                          101,750
                                                                                                           ------------
                                                                                                           $    176,905
                                                                                                           ------------
                              Oil & Gas Exploration & Production - 2.6%
     100,000                  Antero Resources Corp., 5.625%, 6/1/23 (144A)                                $     96,625
      30,000                  Bonanza Creek Energy, Inc., 5.75%, 2/1/23                                          26,925
      60,000                  BreitBurn Energy Partners LP, 7.875%, 4/15/22                                      49,800
      45,000                  Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                                             47,362
     115,000                  Denbury Resources, Inc., 4.625%, 7/15/23                                           96,600
      50,000                  Denbury Resources, Inc., 5.5%, 5/1/22                                              44,625
      90,000                  EP Energy LLC, 9.375%, 5/1/20                                                      96,183
     200,000                  Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                             184,250
      75,000                  Gulfport Energy Corp., 7.75%, 11/1/20                                              78,562
      50,000                  Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                         48,000
     133,000                  Linn Energy LLC, 6.25%, 11/1/19                                                   104,072
      75,000                  Newfield Exploration Co., 5.625%, 7/1/24                                           75,750
      35,000                  Northern Oil and Gas, Inc., 8.0%, 6/1/20                                           31,850
      22,000                  Oasis Petroleum, Inc., 6.875%, 3/15/22                                             22,330
      60,000                  Rosetta Resources, Inc., 5.625%, 5/1/21                                            63,750
       5,000                  Rosetta Resources, Inc., 5.875%, 6/1/22                                             5,338
      25,000                  SM Energy Co., 5.625%, 6/1/25                                                      24,745
      25,000                  Swift Energy Co., 7.875%, 3/1/22                                                    9,875
      50,000                  Vanguard Natural Resources LLC, 7.875%, 4/1/20                                     47,750
                                                                                                           ------------
                                                                                                           $  1,154,392
                                                                                                           ------------
                              Oil & Gas Refining & Marketing - 0.5%
      34,000                  Calumet Specialty Products Partners LP, 6.5%, 4/15/21                        $     33,490
     125,000                  EnLink Midstream Partners LP, 4.4%, 4/1/24                                        125,336
      45,000                  Tesoro Corp., 5.375%, 10/1/22                                                      45,675
                                                                                                           ------------
                                                                                                           $    204,501
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Oil & Gas Storage & Transportation - 2.4%
      75,000                  Boardwalk Pipelines LP, 4.95%, 12/15/24                                      $     73,550
      35,000                  Buckeye Partners LP, 6.05%, 1/15/18                                                37,767
      50,000                  Crestwood Midstream Partners LP, 6.0%, 12/15/20                                    51,750
      73,000                  DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                           84,711
      75,000        5.85      DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                              59,438
      75,000                  Energy Transfer Partners LP, 4.05%, 3/15/25                                        70,724
      40,000        3.30      Energy Transfer Partners LP, Floating Rate Note, 11/1/66                           34,000
      25,000                  Enterprise Products Operating LLC, 3.7%, 2/15/26                                   24,207
      56,000        8.38      Enterprise Products Operating LLC, Floating Rate Note, 8/1/66                      58,660
     100,000                  Kinder Morgan, Inc. Delaware, 5.3%, 12/1/34                                        92,969
     105,000                  MarkWest Energy Partners LP, 4.875%, 12/1/24                                      102,638
      83,000                  Plains All American Pipeline LP, 6.125%, 1/15/17                                   88,723
      99,000                  Questar Pipeline Co., 5.83%, 2/1/18                                               108,594
      15,000                  Sabine Pass Liquefaction LLC, 5.625%, 3/1/25 (144A)                                14,850
     100,000                  Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                       99,625
      35,000                  Spectra Energy Capital LLC, 6.75%, 7/15/18                                         39,130
      45,000                  Targa Resources Partners LP, 5.0%, 1/15/18 (144A)                                  46,012
                                                                                                           ------------
                                                                                                           $  1,087,348
                                                                                                           ------------
                              Total Energy                                                                 $  2,839,225
                                                                                                           ------------
                              Materials - 2.8%
                              Commodity Chemicals - 0.4%
     100,000                  Axiall Corp., 4.875%, 5/15/23                                                $     96,500
      50,000                  Methanex Corp., 4.25%, 12/1/24                                                     49,572
      20,000                  NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                          20,075
                                                                                                           ------------
                                                                                                           $    166,147
                                                                                                           ------------
                              Diversified Chemicals - 0.2%
EURO 100,000                  Ineos Finance Plc, 4.0%, 5/1/23                                              $    105,882
                                                                                                           ------------
                              Fertilizers & Agricultural Chemicals - 0.3%
     150,000                  Agrium, Inc., 5.25%, 1/15/45                                                 $    151,487
                                                                                                           ------------
                              Specialty Chemicals - 0.2%
      25,000                  Platform Specialty Products Corp., 6.5%, 2/1/22 (144A)                       $     25,812
      50,000                  Rentech Nitrogen Partners LP, 6.5%, 4/15/21 (144A)                                 50,000
                                                                                                           ------------
                                                                                                           $     75,812
                                                                                                           ------------
                              Construction Materials - 0.3%
     150,000                  Union Andina de Cementos SAA, 5.875%, 10/30/21 (144A)                        $    151,688
                                                                                                           ------------
                              Paper Packaging - 0.3%
     116,000                  AEP Industries, Inc., 8.25%, 4/15/19                                         $    118,030
                                                                                                           ------------
                              Diversified Metals & Mining - 0.1%
      50,000                  Freeport-McMoRan, Inc., 3.875%, 3/15/23                                      $     45,421
      20,000                  Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                                       19,475
                                                                                                           ------------
                                                                                                           $     64,896
                                                                                                           ------------
                              Precious Metals & Minerals - 0.5%
     200,000                  Fresnillo Plc, 5.5%, 11/13/23 (144A)                                         $    211,000
                                                                                                           ------------
                              Steel - 0.1%
      25,000                  Glencore Funding LLC, 4.125%, 5/30/23 (144A)                                 $     24,185
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Paper Products - 0.4%
     125,000                  International Paper Co., 3.65%, 6/15/24                                      $    123,201
      55,000                  Resolute Forest Products, Inc., 5.875%, 5/15/23                                    50,050
                                                                                                           ------------
                                                                                                           $    173,251
                                                                                                           ------------
                              Total Materials                                                              $  1,242,378
                                                                                                           ------------
                              Capital Goods - 1.9%
                              Building Products - 0.9%
      50,000                  Building Materials Corp of America, 5.375%, 11/15/24 (144A)                  $     49,092
     123,000                  Griffon Corp., 5.25%, 3/1/22                                                      122,385
      25,000                  Masco Corp., 5.95%, 3/15/22                                                        28,062
      85,000                  Masco Corp., 7.125%, 3/15/20                                                       98,600
      25,000                  Owens Corning, 4.2%, 12/1/24                                                       24,539
      50,000        5.75      Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53                         53,875
                                                                                                           ------------
                                                                                                           $    376,553
                                                                                                           ------------
                              Construction & Engineering - 0.2%
     100,000                  Dycom Investments, Inc., 7.125%, 1/15/21                                     $    104,500
                                                                                                           ------------
                              Construction & Farm Machinery & Heavy Trucks - 0.3%
      75,000                  Cummins, Inc., 5.65%, 3/1/98                                                 $     78,843
      22,000                  Cummins, Inc., 6.75%, 2/15/27                                                      27,040
      35,000                  Navistar International Corp., 8.25%, 11/1/21                                       33,250
                                                                                                           ------------
                                                                                                           $    139,133
                                                                                                           ------------
                              Trading Companies & Distributors - 0.5%
     125,000                  Aircastle, Ltd., 6.25%, 12/1/19                                              $    135,462
      75,000                  WESCO Distribution, Inc., 5.375%, 12/15/21                                         75,750
                                                                                                           ------------
                                                                                                           $    211,212
                                                                                                           ------------
                              Total Capital Goods                                                          $    831,398
                                                                                                           ------------
                              Commercial Services & Supplies - 0.4%
                              Commercial Printing - 0.1%
      65,000                  Cenveo Corp., 6.0%, 8/1/19 (144A)                                            $     61,100
                                                                                                           ------------
                              Research & Consulting Services - 0.3%
      50,000                  FTI Consulting, Inc., 6.0%, 11/15/22                                         $     52,125
      75,000                  Verisk Analytics, Inc., 5.5%, 6/15/45                                              73,762
                                                                                                           ------------
                                                                                                           $    125,887
                                                                                                           ------------
                              Total Commercial Services & Supplies                                         $    186,987
                                                                                                           ------------
                              Transportation - 0.5%
                              Airlines - 0.5%
      92,186                  Continental Airlines 2012-2 Class A Pass Through Trust, 4.0%, 10/29/24       $     93,901
      22,073                  Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19                  23,397
     100,000                  Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 8/15/29 (144A)                   98,875
                                                                                                           ------------
                                                                                                           $    216,173
                                                                                                           ------------
                              Total Transportation                                                         $    216,173
                                                                                                           ------------
                              Automobiles & Components - 0.1%
                              Auto Parts & Equipment - 0.1%
      45,000                  Stackpole International Intermediate, 7.75%, 10/15/21 (144A)                 $     44,325
                                                                                                           ------------
                              Total Automobiles & Components                                               $     44,325
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Consumer Durables & Apparel - 0.7%
                              Home Furnishings - 0.1%
      25,000                  Mohawk Industries, Inc., 3.85%, 2/1/23                                       $     24,965
                                                                                                           ------------
                              Homebuilding - 0.6%
     100,000                  Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)               $     99,542
     105,000                  Desarrolladora Homex SAB de CV, 0.0%, 12/11/19 (144A) (c)                           6,310
      40,000                  DR Horton, Inc., 5.75%, 8/15/23                                                    42,300
     100,000                  Lennar Corp., 4.5%, 6/15/19                                                       102,000
      15,000                  MDC Holdings, Inc., 5.5%, 1/15/24                                                  14,738
                                                                                                           ------------
                                                                                                           $    264,890
                                                                                                           ------------
                              Total Consumer Durables & Apparel                                            $    289,855
                                                                                                           ------------
                              Consumer Services - 0.7%
                              Casinos & Gaming - 0.4%
         531                  Mashantucket Western Pequot Tribe, 6.5%, 7/1/36
                              (1.0% cash, 5.50% PIK) (PIK) (c)                                             $          5
     100,000                  Scientific Games International, Inc., 10.0%, 12/1/22                               95,750
      65,000                  Wynn Las Vegas LLC, 5.375%, 3/15/22                                                65,975
                                                                                                           ------------
                                                                                                           $    161,730
                                                                                                           ------------
                              Hotels, Resorts & Cruise Lines - 0.0%+
      25,000                  NCL Corp., Ltd., 5.25%, 11/15/19 (144A)                                      $     25,594
                                                                                                           ------------
                              Education Services - 0.3%
      25,000                  Bowdoin College, 4.693%, 7/1/12                                              $     20,910
      50,000                  President and Fellows of Harvard College, 2.3%, 10/1/23                            46,984
      25,000                  Tufts University, 5.017%, 4/15/12                                                  25,102
      25,000                  William Marsh Rice University, 4.626%, 5/15/63                                     24,632
                                                                                                           ------------
                                                                                                           $    117,628
                                                                                                           ------------
                              Total Consumer Services                                                      $    304,952
                                                                                                           ------------
                              Media - 0.4%
                              Broadcasting - 0.3%
      50,000                  CBS Corp., 4.6%, 1/15/45                                                     $     44,645
      95,000                  CCO Holdings LLC, 6.625%, 1/31/22                                                  99,038
                                                                                                           ------------
                                                                                                           $    143,683
                                                                                                           ------------
                              Cable & Satellite - 0.1%
      25,000                  DIRECTV Holdings LLC, 3.95%, 1/15/25                                         $     24,510
                                                                                                           ------------
                              Total Media                                                                  $    168,193
                                                                                                           ------------
                              Retailing - 0.7%
                              Catalog Retail - 0.2%
     100,000                  QVC, Inc., 4.45%, 2/15/25                                                    $     96,494
                                                                                                           ------------
                              Internet Retail - 0.3%
     125,000                  Expedia, Inc., 5.95%, 8/15/20                                                $    139,327
                                                                                                           ------------
                              Computer & Electronics Retail - 0.1%
      25,000                  Rent-A-Center, Inc., 6.625%, 11/15/20                                        $     24,438
                                                                                                           ------------
                              Specialty Stores - 0.1%
      60,000                  Outerwall, Inc., 6.0%, 3/15/19                                               $     60,150
                                                                                                           ------------
                              Total Retailing                                                              $    320,409
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Food & Staples Retailing - 0.7%
                              Drug Retail - 0.3%
      35,457                  CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                               $     39,854
      75,588                  CVS Pass-Through Trust, 6.036%, 12/10/28                                           86,025
                                                                                                           ------------
                                                                                                           $    125,879
                                                                                                           ------------
                              Food Retail - 0.4%
     119,000                  C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                            $    111,860
      58,000                  Darling Ingredients, Inc., 5.375%, 1/15/22                                         58,000
                                                                                                           ------------
                                                                                                           $    169,860
                                                                                                           ------------
                              Total Food & Staples Retailing                                               $    295,739
                                                                                                           ------------
                              Food, Beverage & Tobacco - 1.8%
                              Distillers & Vintners - 0.0%+
      15,000                  Constellation Brands, Inc., 4.75%, 11/15/24                                  $     15,038
                                                                                                           ------------
                              Agricultural Products - 0.4%
     150,000                  Viterra, Inc., 5.95%, 8/1/20 (144A)                                          $    164,908
                                                                                                           ------------
                              Packaged Foods & Meats - 1.2%
      50,000                  Agrokor dd, 8.875%, 2/1/20 (144A)                                            $     54,200
      45,000                  JBS USA LLC, 5.75%, 6/15/25 (144A)                                                 44,480
     150,000                  Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                                       153,255
     200,000                  Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                                      201,500
      25,000                  Post Holdings, Inc., 6.75%, 12/1/21 (144A)                                         25,000
      50,000                  Post Holdings, Inc., 7.375%, 2/15/22                                               50,875
                                                                                                           ------------
                                                                                                           $    529,310
                                                                                                           ------------
                              Tobacco - 0.2%
      55,000                  Alliance One International, Inc., 9.875%, 7/15/21                            $     48,125
      25,000                  RJ Reynolds Tobacco Co., 3.75%, 5/20/23                                            24,298
                                                                                                           ------------
                                                                                                           $     72,423
                                                                                                           ------------
                              Total Food, Beverage & Tobacco                                               $    781,679
                                                                                                           ------------
                              Health Care Equipment & Services - 0.4%
                              Health Care Facilities - 0.4%
      25,000                  Kindred Healthcare Inc., 6.375%, 4/15/22                                     $     24,969
      50,000                  NYU Hospitals Center, 4.428%, 7/1/42                                               47,466
     124,000                  Universal Hospital Services, Inc., 7.625%, 8/15/20                                114,700
                                                                                                           ------------
                                                                                                           $    187,135
                                                                                                           ------------
                              Total Health Care Equipment & Services                                       $    187,135
                                                                                                           ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.4%
                              Pharmaceuticals - 0.4%
      30,000                  DPx Holdings BV, 7.5%, 2/1/22 (144A)                                         $     31,275
     121,000                  Endo Finance LLC, 5.375%, 1/15/23 (144A)                                          119,488
      25,000                  Endo Finance LLC, 5.75%, 1/15/22 (144A)                                            25,312
                                                                                                           ------------
                                                                                                           $    176,075
                                                                                                           ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                         $    176,075
                                                                                                           ------------
                              Banks - 3.2%
                              Diversified Banks - 2.9%
     100,000        7.38      Banco Continental SA via Continental Trustees Cayman, Ltd.,
                              Floating Rate Note, 10/7/40 (144A)                                           $    109,752

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Diversified Banks - (continued)
         65,000     6.88      Banco de Credito del Peru Panama, Floating Rate Note, 9/16/26 (144A)         $     72,150
        175,000     6.50      Bank of America Corp., Floating Rate Note, 10/23/49                               181,125
        100,000     6.25      Bank of America Corp., Floating Rate Note, 9/29/49                                 99,563
        150,000               BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                    151,800
         82,000     5.95      Citigroup, Inc., Floating Rate Note (Perpetual)                                    80,770
         50,000     5.90      Citigroup, Inc., Floating Rate Note (Perpetual)                                    49,250
IDR 550,000,000               Inter-American Development Bank, 4.5%, 2/4/16                                      39,948
INR   1,150,000               Inter-American Development Bank, 6.0%, 9/5/17                                      17,838
IDR 820,000,000               Inter-American Development Bank, 7.2%, 1/22/18                                     59,191
IDR 850,000,000               Inter-American Development Bank, 7.2%, 11/14/17                                    61,306
IDR 120,000,000               Inter-American Development Bank, 7.25%, 7/17/17                                     8,750
        100,000               Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                      114,079
        200,000               Nordea Bank AB, 4.25%, 9/21/22 (144A)                                             204,839
         60,000     4.50      Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                           58,950
                                                                                                           ------------
                                                                                                           $  1,309,311
                                                                                                           ------------
                              Regional Banks - 0.3%
         50,000               SunTrust Banks, Inc., 3.5%, 1/20/17                                          $     51,490
         60,000     6.75      The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)             66,450
                                                                                                           ------------
                                                                                                           $    117,940
                                                                                                           ------------
                              Total Banks                                                                  $  1,427,251
                                                                                                           ------------
                              Diversified Financials - 4.8%
                              Other Diversified Financial Services - 1.5%
         90,000               Alterra Finance LLC, 6.25%, 9/30/20                                          $    103,358
        115,000               Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                           119,476
INR   7,450,000               European Bank for Reconstruction & Development, 6.0%, 3/3/16                      116,578
IDR 840,000,000               European Investment Bank, 7.2%, 7/9/19 (144A)                                      59,258
         25,000               Hyundai Capital Services, Inc., 4.375%, 7/27/16 (144A)                             25,791
NZD     100,000               JPMorgan Chase & Co., 4.25%, 11/2/18                                               68,331
        155,000     6.75      JPMorgan Chase & Co., Floating Rate Note, 8/29/49                                 165,607
                                                                                                           ------------
                                                                                                           $    658,399
                                                                                                           ------------
                              Specialized Finance - 1.0%
        100,000               Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                           $    114,216
         71,000               Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                      78,112
        200,000               Fly Leasing, Ltd., 6.375%, 10/15/21                                               202,500
         35,000               Nationstar Mortgage LLC, 6.5%, 6/1/22                                              31,981
                                                                                                           ------------
                                                                                                           $    426,809
                                                                                                           ------------
                              Consumer Finance - 0.8%
         50,000               Ally Financial, Inc., 4.625%, 5/19/22                                        $     49,375
        100,000     5.55      Capital One Financial Corp., Floating Rate Note (Perpetual)                        99,125
INR   1,980,000               International Finance Corp., 6.3%, 11/25/24                                        29,552
INR   5,670,000               International Finance Corp., 7.75%, 12/3/16                                        89,590
INR   5,700,000               International Finance Corp., 8.25%, 6/10/21                                        94,849
                                                                                                           ------------
                                                                                                           $    362,491
                                                                                                           ------------
                              Asset Management & Custody Banks - 0.8%
        125,000               Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)                   $    145,911

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Asset Management & Custody Banks - (continued)
     100,000                  KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                            $    101,218
      35,000                  Legg Mason, Inc., 5.625%, 1/15/44                                                  37,343
      75,000                  Neuberger Berman Group LLC, 4.875%, 4/15/45 (144A)                                 68,004
      25,000        4.50      The Bank of New York Mellon Corp., Floating Rate Note (Perpetual)                  23,125
                                                                                                           ------------
                                                                                                           $    375,601
                                                                                                           ------------
                              Investment Banking & Brokerage - 0.7%
      75,000                  Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                  $     84,274
      85,000                  Morgan Stanley, 4.1%, 5/22/23                                                      85,159
      25,000        5.55      Morgan Stanley, Floating Rate Note (Perpetual)                                     24,819
      75,000                  TD Ameritrade Holding Corp., 3.625%, 4/1/25                                        76,166
NZD   80,000                  The Goldman Sachs Group, Inc., 5.2%, 12/17/19                                      55,980
                                                                                                           ------------
                                                                                                           $    326,398
                                                                                                           ------------
                              Total Diversified Financials                                                 $  2,149,698
                                                                                                           ------------
                              Insurance - 1.4%
                              Insurance Brokers - 0.2%
     100,000                  Brown & Brown, Inc., 4.2%, 9/15/24                                           $     98,708
                                                                                                           ------------
                              Life & Health Insurance - 0.5%
      50,000        5.62      Prudential Financial, Inc., Floating Rate Note, 6/15/43                      $     51,825
      50,000        8.88      Prudential Financial, Inc., Floating Rate Note, 6/15/68                            58,500
      50,000        5.88      Prudential Financial, Inc., Floating Rate Note, 9/15/42                            52,840
      50,000        5.65      Voya Financial, Inc., Floating Rate Note, 5/15/53                                  51,062
                                                                                                           ------------
                                                                                                           $    214,227
                                                                                                           ------------
                              Multi-line Insurance - 0.2%
      85,000                  AXA SA, 8.6%, 12/15/30                                                       $    113,913
                                                                                                           ------------
                              Property & Casualty Insurance - 0.3%
      55,000                  Delphi Financial Group, Inc., 7.875%, 1/31/20                                $     65,180
      50,000                  OneBeacon US Holdings, Inc., 4.6%, 11/9/22                                         50,977
                                                                                                           ------------
                                                                                                           $    116,157
                                                                                                           ------------
                              Reinsurance - 0.2%
      31,264                  Altair Re, Variable Rate Notes, 6/30/16 (h)                                  $     18,214
      40,000                  Lorenzo Re, Ltd., Variable Rate Notes, 3/31/18 (h)                                 40,752
      30,000        5.88      Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                          31,135
                                                                                                           ------------
                                                                                                           $     90,101
                                                                                                           ------------
                              Total Insurance                                                              $    633,106
                                                                                                           ------------
                              Real Estate - 1.1%
                              Diversified REIT - 0.3%
      35,000                  DCT Industrial Operating Partnership LP, 4.5%, 10/15/23                      $     35,633
      75,000                  MPT Operating Partnership LP, 5.5%, 5/1/24                                         77,250
      40,000                  WP Carey, Inc., 4.6%, 4/1/24                                                       40,163
                                                                                                           ------------
                                                                                                           $    153,046
                                                                                                           ------------
                              Health Care REIT - 0.1%
      40,000                  Senior Housing Properties Trust, 6.75%, 4/15/20                              $     44,919
                                                                                                           ------------
                              Office REIT - 0.7%
      75,000                  Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                        $     74,237
      20,000                  Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                21,069

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Office REIT - (continued)
      95,000                  DuPont Fabros Technology LP, 5.875%, 9/15/21                                 $     96,188
      50,000                  Highwoods Realty LP, 3.625%, 1/15/23                                               49,330
      60,000                  Piedmont Operating Partnership LP, 3.4%, 6/1/23                                    56,677
                                                                                                           ------------
                                                                                                           $    297,501
                                                                                                           ------------
                              Specialized REIT - 0.0%+
      15,000                  CubeSmart LP, 4.8%, 7/15/22                                                  $     16,133
                                                                                                           ------------
                              Total Real Estate                                                            $    511,599
                                                                                                           ------------
                              Software & Services - 0.2%
                              Internet Software & Services - 0.1%
      25,000                  Equinix, Inc., 5.375%, 1/1/22                                                $     25,062
      25,000                  Equinix, Inc., 5.75%, 1/1/25                                                       24,750
                                                                                                           ------------
                                                                                                           $     49,812
                                                                                                           ------------
                              Home Entertainment Software - 0.1%
      25,000                  Activision Blizzard, Inc., 5.625%, 9/15/21 (144A)                            $     26,188
                                                                                                           ------------
                              Total Software & Services                                                    $     76,000
                                                                                                           ------------
                              Technology Hardware & Equipment - 0.8%
                              Communications Equipment - 0.1%
      50,000                  Brocade Communications Systems, Inc., 4.625%, 1/15/23                        $     48,375
                                                                                                           ------------
                              Technology Hardware, Storage & Peripherals - 0.5%
      30,000                  NCR Corp., 6.375%, 12/15/23                                                  $     31,800
     100,000                  Seagate HDD Cayman, 4.75%, 6/1/23                                                 101,567
      75,000                  Seagate HDD Cayman, 4.875%, 6/1/27 (144A)                                          72,905
                                                                                                           ------------
                                                                                                           $    206,272
                                                                                                           ------------
                              Electronic Manufacturing Services - 0.2%
     100,000                  Flextronics International, Ltd., 5.0%, 2/15/23                               $    101,955
                                                                                                           ------------
                              Total Technology Hardware & Equipment                                        $    356,602
                                                                                                           ------------
                              Semiconductors & Semiconductor Equipment - 0.3%
                              Semiconductors - 0.3%
      62,000                  Advanced Micro Devices, Inc., 7.0%, 7/1/24                                   $     52,390
      80,000                  Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                      76,700
                                                                                                           ------------
                                                                                                           $    129,090
                                                                                                           ------------
                              Total Semiconductors & Semiconductor Equipment                               $    129,090
                                                                                                           ------------
                              Telecommunication Services - 3.2%
                              Integrated Telecommunication Services - 1.9%
      50,000                  AT&T, Inc., 4.75%, 5/15/46                                                   $     45,499
      50,000                  CenturyLink, Inc., 6.45%, 6/15/21                                                  50,375
      50,000                  CenturyLink, Inc., 7.6%, 9/15/39                                                   45,312
      81,000                  Cincinnati Bell, Inc., 8.375%, 10/15/20                                            85,252
     125,000                  Frontier Communications Corp., 8.5%, 4/15/20                                      130,688
     100,000                  GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                              99,469
      75,000                  Telefonica Emisiones SAU, 6.221%, 7/3/17                                           81,520
      25,000                  Unison Ground Lease Funding LLC, 2.981%, 3/16/43 (144A)                            24,816
      49,000                  Verizon Communications, Inc., 5.012%, 8/21/54                                      44,962
      75,000                  Verizon Communications, Inc., 5.15%, 9/15/23                                       82,113
      51,000                  Verizon Communications, Inc., 6.55%, 9/15/43                                       59,657

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Integrated Telecommunication Services - (continued)
      80,000                  Windstream Services LLC, 6.375%, 8/1/23                                      $     65,100
      25,000                  Windstream Services LLC, 7.75%, 10/15/20                                           24,469
                                                                                                           ------------
                                                                                                           $    839,232
                                                                                                           ------------
                              Wireless Telecommunication Services - 1.3%
      25,000                  Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                              $     24,602
      50,000                  Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                                    54,268
     150,000                  SBA Tower Trust, 3.869%, 10/15/49 (144A)                                          151,033
      50,000                  Sprint Corp., 7.25%, 9/15/21                                                       48,750
     100,000                  T-Mobile USA, Inc., 6.542%, 4/28/20                                               104,699
     200,000                  VimpelCom Holdings BV, 7.5043%, 3/1/22 (144A)                                     195,500
                                                                                                           ------------
                                                                                                           $    578,852
                                                                                                           ------------
                              Total Telecommunication Services                                             $  1,418,084
                                                                                                           ------------
                              Utilities - 1.6%
                              Electric Utilities - 0.9%
     125,000                  Electricite de France SA, 6.0%, 1/22/14 (144A)                               $    133,096
      65,000                  Iberdrola International BV, 6.75%, 7/15/36                                         79,661
      50,000        6.25      Southern California Edison Co., Floating Rate Note (Perpetual)                     55,200
      65,000                  Talen Energy Supply LLC, 5.125%, 7/15/19 (144A)                                    63,700
      83,000                  West Penn Power Co., 5.95%, 12/15/17 (144A)                                        90,910
                                                                                                           ------------
                                                                                                           $    422,567
                                                                                                           ------------
                              Multi-Utilities - 0.4%
     100,000                  Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                   $     97,371
      78,204                  Ormat Funding Corp., 8.25%, 12/30/20                                               79,768
                                                                                                           ------------
                                                                                                           $    177,139
                                                                                                           ------------
                              Independent Power Producers & Energy Traders - 0.3%
      78,081                  Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                 $     90,762
      25,000                  TerraForm Power Operating LLC, 5.875%, 2/1/23 (144A)                               25,375
                                                                                                           ------------
                                                                                                           $    116,137
                                                                                                           ------------
                              Total Utilities                                                              $    715,843
                                                                                                           ------------
                              TOTAL CORPORATE BONDS
                              (Cost $15,249,294)                                                           $ 15,301,796
                                                                                                           ------------

                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.1%
      97,729                  Fannie Mae, 3.5%, 12/1/25                                                    $    103,289
     150,764                  Fannie Mae, 3.5%, 12/1/25                                                         159,359
      40,978                  Fannie Mae, 3.5%, 12/1/42                                                          42,381
     335,446                  Fannie Mae, 3.5%, 2/1/44                                                          346,082
     144,096                  Fannie Mae, 3.5%, 4/1/45                                                          148,665
     379,279                  Fannie Mae, 3.5%, 5/1/44                                                          391,777
      86,251                  Fannie Mae, 3.5%, 7/1/43                                                           89,087
      96,000                  Fannie Mae, 3.5%, 7/14/15                                                          98,932
      24,026                  Fannie Mae, 4.0%, 1/1/42                                                           25,564
     343,544                  Fannie Mae, 4.0%, 10/1/44                                                         364,388
      17,194                  Fannie Mae, 4.0%, 11/1/41                                                          18,276
      58,084                  Fannie Mae, 4.0%, 11/1/43                                                          61,825
      44,304                  Fannie Mae, 4.0%, 11/1/43                                                          47,157

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      64,036                  Fannie Mae, 4.0%, 11/1/44                                                    $     68,077
      27,252                  Fannie Mae, 4.0%, 12/1/41                                                          28,879
       5,957                  Fannie Mae, 4.0%, 12/1/42                                                           6,315
     117,392                  Fannie Mae, 4.0%, 7/1/42                                                          125,104
      59,242                  Fannie Mae, 4.0%, 7/1/44                                                           62,787
     387,925                  Fannie Mae, 4.0%, 8/1/42                                                          413,364
     147,917                  Fannie Mae, 4.5%, 11/1/40                                                         160,271
      18,017                  Fannie Mae, 4.5%, 11/1/43                                                          19,743
      40,769                  Fannie Mae, 4.5%, 12/1/41                                                          44,202
       5,046                  Fannie Mae, 4.5%, 3/1/35                                                            5,455
     199,236                  Fannie Mae, 4.5%, 6/1/44                                                          215,860
      18,904                  Fannie Mae, 4.5%, 7/1/41                                                           20,639
     846,000                  Fannie Mae, 4.5%, 7/11/14                                                         914,612
     516,047                  Fannie Mae, 4.5%, 8/1/40                                                          559,102
      64,945                  Fannie Mae, 5.0%, 1/1/39                                                           71,638
      14,697                  Fannie Mae, 5.0%, 6/1/40                                                           16,247
         326                  Fannie Mae, 6.0%, 3/1/32                                                              374
         300                  Fannie Mae, 6.5%, 10/1/31                                                             345
         235                  Fannie Mae, 6.5%, 2/1/32                                                              270
         119                  Fannie Mae, 7.0%, 9/1/29                                                              128
      43,020                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                    44,322
      48,188                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                    51,099
     378,375                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                   389,692
     151,537                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                    160,266
      46,654                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                    49,527
      75,150                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                     79,484
      82,140                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                     86,915
     794,279                  Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                                    857,778
      14,680                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                    16,150
      46,205                  Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                    51,005
         740                  Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                        813
       4,942                  Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                      5,446
         257                  Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                                       258
      28,578                  Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                     32,032
      58,194                  Federal National Mortgage Association, 4.0%, 12/1/19                               61,022
      43,716                  Government National Mortgage Association I, 3.5%, 7/15/42                          45,418
      32,614                  Government National Mortgage Association I, 4.0%, 3/15/44                          34,744
     200,000                  Government National Mortgage Association I, 4.0%, 7/20/15                         212,812
      86,715                  Government National Mortgage Association I, 4.0%, 8/15/43                          93,721
      72,415                  Government National Mortgage Association I, 4.0%, 9/15/44                          77,145
      49,411                  Government National Mortgage Association I, 4.5%, 1/15/40                          54,246
     107,471                  Government National Mortgage Association I, 4.5%, 3/15/40                         116,793
      21,776                  Government National Mortgage Association I, 4.5%, 4/15/35                          23,773
      15,015                  Government National Mortgage Association I, 4.5%, 5/15/34                          16,430
      43,088                  Government National Mortgage Association I, 4.5%, 7/15/41                          46,827
      11,832                  Government National Mortgage Association I, 4.5%, 9/15/33                          12,936
      48,401                  Government National Mortgage Association I, 4.5%, 9/15/40                          52,999
       7,090                  Government National Mortgage Association I, 5.0%, 4/15/35                           8,017

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       8,685                  Government National Mortgage Association I, 5.5%, 1/15/34                    $     10,020
      15,285                  Government National Mortgage Association I, 5.5%, 11/15/35                         17,399
      13,700                  Government National Mortgage Association I, 5.5%, 4/15/34                          15,779
      23,164                  Government National Mortgage Association I, 5.5%, 6/15/35                          26,250
       3,894                  Government National Mortgage Association I, 5.5%, 7/15/34                           4,484
       1,985                  Government National Mortgage Association I, 6.0%, 10/15/33                          2,315
       1,266                  Government National Mortgage Association I, 6.0%, 2/15/33                           1,478
       2,894                  Government National Mortgage Association I, 6.0%, 3/15/33                           3,278
       2,070                  Government National Mortgage Association I, 6.0%, 3/15/33                           2,419
         186                  Government National Mortgage Association I, 6.0%, 5/15/17                             190
         426                  Government National Mortgage Association I, 6.0%, 6/15/17                             438
       1,542                  Government National Mortgage Association I, 6.0%, 6/15/33                           1,746
       3,040                  Government National Mortgage Association I, 6.0%, 6/15/33                           3,552
       2,496                  Government National Mortgage Association I, 6.0%, 7/15/33                           2,916
       2,191                  Government National Mortgage Association I, 6.0%, 7/15/33                           2,554
       3,517                  Government National Mortgage Association I, 6.0%, 8/15/19                           3,686
      13,024                  Government National Mortgage Association I, 6.0%, 8/15/34                          15,042
       3,610                  Government National Mortgage Association I, 6.0%, 9/15/33                           4,132
       1,557                  Government National Mortgage Association I, 6.0%, 9/15/33                           1,816
       1,334                  Government National Mortgage Association I, 6.5%, 1/15/30                           1,521
       1,063                  Government National Mortgage Association I, 6.5%, 11/15/32                          1,232
         771                  Government National Mortgage Association I, 6.5%, 2/15/32                             921
       1,983                  Government National Mortgage Association I, 6.5%, 3/15/29                           2,262
         782                  Government National Mortgage Association I, 6.5%, 3/15/32                             924
         173                  Government National Mortgage Association I, 7.0%, 3/15/31                             197
      28,255                  Government National Mortgage Association II, 4.5%, 9/20/41                         30,893
       6,223                  Government National Mortgage Association II, 5.5%, 3/20/34                          7,110
      10,660                  Government National Mortgage Association II, 6.0%, 11/20/33                        12,256
     675,000                  U.S. Treasury Bonds, 2.5%, 2/15/45                                                594,054
      65,000                  U.S. Treasury Bonds, 2.75%, 11/15/42                                               60,470
     150,000                  U.S. Treasury Bonds, 3.0%, 11/15/44                                               146,730
      50,000                  U.S. Treasury Bonds, 4.375%, 2/15/38                                               61,484
     425,000                  U.S. Treasury Bonds, 4.5%, 5/15/38                                                531,316
     450,000                  U.S. Treasury Bonds, 4.5%, 8/15/39                                                563,238
     846,966                  U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                            825,990
     450,000        0.06      U.S. Treasury Note, Floating Rate Note, 1/31/16                                   449,996
     450,000        0.07      U.S. Treasury Note, Floating Rate Note, 10/31/16                                  449,995
     450,000        0.08      U.S. Treasury Note, Floating Rate Note, 4/30/16                                   450,086
     450,000        0.08      U.S. Treasury Note, Floating Rate Note, 7/31/16                                   450,105
     450,000        0.09      U.S. Treasury Notes, Floating Rate Note, 1/31/17                                  450,237
     680,000        0.09      U.S. Treasury Notes, Floating Rate Note, 4/30/17                                  679,939
     500,000                  U.S. Treasury Notes, 0.625%, 12/31/16                                             501,054
     450,000                  U.S. Treasury Notes, 1.5%, 5/31/20                                                447,539
     100,000                  U.S. Treasury Notes, 2.25%, 11/15/24                                               99,391
                                                                                                           ------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $14,136,059)                                                           $ 14,250,298
                                                                                                           ------------

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              FOREIGN GOVERNMENT BONDS - 3.8%
        200,000               Africa Finance Corp., 4.375%, 4/29/20 (144A)                                 $    202,000
AUD     520,000               Australia Government Bond, 3.25%, 4/21/25                                         408,982
CNY     500,000               China Government Bond, 3.0%, 11/21/19                                              80,436
IDR 171,000,000               Indonesia Treasury Bond, 6.125%, 5/15/28                                           10,529
IDR 155,000,000               Indonesia Treasury Bond, 7.0%, 5/15/22                                             10,818
IDR 150,000,000               Indonesia Treasury Bond, 7.0%, 5/15/27                                             10,143
IDR 419,000,000               Indonesia Treasury Bond, 8.25%, 6/15/32                                            30,704
MXN     550,000               Mexican Bonos, 6.5%, 6/9/22                                                        36,267
MXN     520,000               Mexican Bonos, 7.5%, 6/3/27                                                        36,360
MXN   2,638,620               Mexican Udibonos, 2.0%, 6/9/22                                                    161,902
MXN   1,583,172               Mexican Udibonos, 3.5%, 12/14/17                                                  107,146
NOK     750,000               Norway Government Bond, 2.0%, 5/24/23                                              98,092
NOK   1,250,000               Norway Government Bond, 4.5%, 5/22/19                                             180,540
         50,000               Poland Government International Bond, 4.0%, 1/22/24                                52,312
RON     330,000               Romania Government Bond, 5.85%, 4/26/23                                            92,010
RON     190,000               Romania Government Bond, 5.95%, 6/11/21                                            53,631
RUB   8,062,000               Russian Federal Bond - OFZ, 7.0%, 8/16/23                                         115,775
                                                                                                           ------------
                              TOTAL FOREIGN GOVERNMENT BONDS
                              (Cost $1,929,297)                                                            $  1,687,647
                                                                                                           ------------

                              MUNICIPAL BONDS - 3.3%
                              Municipal Development - 1.0%
         60,000     5.90      Brazos Harbor Industrial Development Corp., Floating Rate Note, 5/1/38       $     65,180
         65,000               Louisiana Local Government Environmental Facilities & Community
                              Development Authority, 6.75%, 11/1/32                                              71,728
        100,000               New Jersey Economic Development Authority, 0.0%, 2/15/18 (e)                       92,297
         70,000               Parish of St. John the Baptist Louisiana, 5.125%, 6/1/37                           73,419
         60,000               Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30                   60,197
         50,000               Selma Industrial Development Board, 6.25%, 11/1/33                                 58,420
                                                                                                           ------------
                                                                                                           $    421,241
                                                                                                           ------------
                              Municipal Education - 0.0%+
         10,000               Amherst College, 3.794%, 11/1/42                                             $      9,400
                                                                                                           ------------
                              Municipal General - 0.9%
         90,000               JobsOhio Beverage System, 3.985%, 1/1/29                                     $     93,065
         25,000               JobsOhio Beverage System, 4.532%, 1/1/35                                           25,992
         75,000               New Jersey Transportation Trust Fund Authority, Transportation
                              System-Series A, 5.5%, 6/15/41                                                     78,384
         25,000               New York City Transitional Finance Authority Future Tax Secured Revenue,
                              5.0%, 11/1/33                                                                      28,464
         25,000               Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/30                 26,966
         50,000               Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/31                 53,797
         50,000               Virginia Commonwealth Transportation Board, 4.0%, 5/15/31                          52,319
         50,000               Virginia Commonwealth Transportation Board, 4.0%, 5/15/32                          52,046
                                                                                                           ------------
                                                                                                           $    411,033
                                                                                                           ------------
                              Higher Municipal Education - 0.5%
         25,000               Baylor University, 4.313%, 3/1/42                                            $     24,756
         45,000               California Educational Facilities Authority, 5.0%, 6/1/43                          56,683

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Higher Municipal Education - (continued)
      25,000                  Massachusetts Institute of Technology, 5.6%, 7/1/11                          $     30,024
      25,000                  Permanent University Fund, 5.0%, 7/1/30                                            29,388
      40,000                  The George Washington University, 1.827%, 9/15/17                                  40,540
      50,000                  University of California, 3.38%, 5/15/28                                           48,948
                                                                                                           ------------
                                                                                                           $    230,339
                                                                                                           ------------
                              Municipal Medical - 0.3%
      50,000                  Maryland Health & Higher Educational Facilities Authority, 5.0%, 7/1/41      $     54,948
      25,000                  Massachusetts Development Finance Agency, Broad Institute -Series A,
                              5.375%, 4/1/41                                                                     27,607
      50,000                  New Hampshire Health and Education Facilities Authority Act, 6.5%, 1/1/41          57,503
                                                                                                           ------------
                                                                                                           $    140,058
                                                                                                           ------------
                              Municipal Pollution - 0.3%
     135,000                  Port Freeport Texas, 5.95%, 5/15/33                                          $    150,966
                                                                                                           ------------
                              Municipal School District - 0.1%
      20,000                  North East Independent School District Texas, 5.25%, 2/1/31                  $     25,056
                                                                                                           ------------
                              Municipal Transportation - 0.0%+
      15,000                  Port Authority of New York & New Jersey, 4.458%, 10/1/62                     $     14,359
                                                                                                           ------------
                              Municipal Obligation - 0.2%
      20,000                  State of Washington, 3.0%, 7/1/28                                            $     19,899
      30,000                  Washington Suburban Sanitary Commission, 4.0%, 6/1/43                              30,586
      30,000                  Washington Suburban Sanitary Commission, 4.0%, 6/1/44                              30,563
                                                                                                           ------------
                                                                                                           $     81,048
                                                                                                           ------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $1,393,967)                                                            $  1,483,500
                                                                                                           ------------

                              SENIOR FLOATING RATE LOAN INTERESTS - 6.1%**
                              Energy - 0.1%
                              Oil & Gas Equipment & Services - 0.0%+
      14,723        8.38      Fieldwood Energy LLC, Closing Date Loan (Second Lien), 9/30/20               $     11,300
                                                                                                           ------------
                              Coal & Consumable Fuels - 0.1%
      78,333       18.15      Bumi Resources Tbk PT, Term Loan, 8/15/13                                    $     29,375
                                                                                                           ------------
                              Total Energy                                                                 $     40,675
                                                                                                           ------------
                              Materials - 0.4%
                              Specialty Chemicals - 0.1%
      70,062        3.75      Axalta Coating Systems US Holdings, Inc., Refinanced Term B Loan, 2/1/20     $     70,067
                                                                                                           ------------
                              Aluminum - 0.1%
      38,700        5.75      Noranda Aluminum Acquisition Corp., Term B Loan, 2/28/19                     $     32,508
                                                                                                           ------------
                              Paper Products - 0.2%
      98,250        5.75      Appvion, Inc., Term Commitment, 6/28/19                                      $     92,007
                                                                                                           ------------
                              Total Materials                                                              $    194,582
                                                                                                           ------------
                              Capital Goods - 0.1%
                              Trading Companies & Distributors - 0.1%
      24,964        3.75      WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                         $     24,996
                                                                                                           ------------
                              Total Capital Goods                                                          $     24,996
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Commercial Services & Supplies - 0.1%
                              Security & Alarm Services - 0.0%+
      15,302        4.25      Monitronics International, Inc., Term B Loan, 3/23/18                        $     15,337
                                                                                                           ------------
                              Research & Consulting Services - 0.1%
      44,006        5.00      Wyle, Tranche B Loan (First Lien), 5/22/21                                   $     44,047
                                                                                                           ------------
                              Total Commercial Services & Supplies                                         $     59,384
                                                                                                           ------------
                              Transportation - 0.1%
                              Trucking - 0.1%
      19,255        3.75      Swift Transportation Co., LLC, Tranche B Term Loan (First Lien), 6/9/21      $     19,331
                                                                                                           ------------
                              Total Transportation                                                         $     19,331
                                                                                                           ------------
                              Automobiles & Components - 0.7%
                              Auto Parts & Equipment - 0.4%
      25,200        0.00      TI Group Automotive Systems LLC, Tranche B Term Loan
                              (First Lien), 6/25/22 (g)                                                    $     25,168
     143,370        4.00      Tower Automotive Holdings USA LLC, Refinancing Term Loan, 4/23/20                 143,430
                                                                                                           ------------
                                                                                                           $    168,598
                                                                                                           ------------
                              Automobile Manufacturers - 0.3%
     144,000        3.50      Chrysler Group LLC, Term Loan B, 5/24/17                                     $    144,012
                                                                                                           ------------
                              Total Automobiles & Components                                               $    312,610
                                                                                                           ------------
                              Consumer Durables & Apparel - 0.1%
                              Apparel, Accessories & Luxury Goods - 0.1%
      34,734        3.25      PVH Corp., Tranche B Term Loan, 12/19/19                                     $     34,936
                                                                                                           ------------
                              Total Consumer Durables & Apparel                                            $     34,936
                                                                                                           ------------
                              Consumer Services - 0.8%
                              Casinos & Gaming - 0.4%
     126,750        3.50      MGM Resorts International, Term B Loan, 12/20/19                             $    126,090
      49,210        3.75      Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 8/13/20                       49,258
                                                                                                           ------------
                                                                                                           $    175,348
                                                                                                           ------------
                              Leisure Facilities - 0.2%
     100,000        3.50      Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 6/30/22       $    100,203
                                                                                                           ------------
                              Restaurants - 0.2%
      87,282        3.75      1011778 BC ULC, Term B-2 Loan, 12/12/21                                      $     87,337
                                                                                                           ------------
                              Total Consumer Services                                                      $    362,888
                                                                                                           ------------
                              Media - 045%
                              Cable & Satellite - 0.3%
      49,000        3.25      MCC Iowa LLC, Tranche H Term Loan, 1/29/21                                   $     48,617
      72,763        3.50      Telesat Canada, U.S. Term B Loan, 3/28/19                                          72,672
                                                                                                           ------------
                                                                                                           $    121,289
                                                                                                           ------------
                              Movies & Entertainment - 0.0%+
      17,297        3.75      Rovi Solutions Corp., Term B Loan, 7/2/21                                    $     17,197
                                                                                                           ------------
                              Publishing - 0.1%
      23,220        4.75      Interactive Data Corp., Tranche B Term Loan (First Lien), 4/24/21            $     23,317
                                                                                                           ------------
                              Total Media                                                                  $    161,803
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Household & Personal Products - 0.2%
                              Personal Products - 0.2%
      86,949        4.75      Federal-Mogul Corporation, Tranche C Term, 4/15/21                           $     86,101
                                                                                                           ------------
                              Total Household & Personal Products                                          $     86,101
                                                                                                           ------------
                              Health Care Equipment & Services - 0.5%
                              Health Care Facilities - 0.4%
      30,935        3.53      CHS, Incremental 2018 Term F Loans, 12/31/18                                 $     30,946
      29,032        3.03      CHS, Incremental 2019 Term G Loan, 12/31/19                                        29,068
      53,417        4.00      CHS, Incremental 2021 Term H Loan, 1/27/21                                         53,555
      69,391        4.25      Surgical Care Affiliates, Inc., Tranche B Term Loan (First Lien), 3/12/22          69,435
                                                                                                           ------------
                                                                                                           $    183,004
                                                                                                           ------------
                              Managed Health Care - 0.1%
      13,747        9.75      MMM Holdings, Inc., Term Loan, 10/9/17                                       $     11,203
       9,994        9.75      MSO of Puerto Rico, Inc., MSO Term Loan, 12/12/17                                   8,145
                                                                                                           ------------
                                                                                                           $     19,348
                                                                                                           ------------
                              Total Health Care Equipment & Services                                       $    202,352
                                                                                                           ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                              Pharmaceuticals - 0.6%
      98,750        3.19      Grifols Worldwide Operations USA, Inc., U.S. Tranche B Term Loam, 4/1/21     $     98,879
      97,128        4.00      Par Pharmaceutical Companies, Inc., Term B-2 Loan, 9/28/19                         97,159
      79,620        3.50      Valeant Pharmaceuticals International, Inc.,
                              Series E1 Tranche B Term Loan, 8/5/20                                              79,450
                                                                                                           ------------
                                                                                                           $    275,488
                                                                                                           ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                         $    275,488
                                                                                                           ------------
                              Banks - 0.3%
                              Thrifts & Mortgage Finance - 0.3%
     126,018        5.00      Ocwen Financial Corp., Initial Term Loan, 1/15/18                            $    125,762
                                                                                                           ------------
                              Total Banks                                                                  $    125,762
                                                                                                           ------------
                              Diversified Financials - 0.4%
                              Specialized Finance - 0.4%
     195,030        4.25      Mirror BidCo Corp., New Incremental Term Loan, 12/18/19                      $    194,868
                                                                                                           ------------
                              Total Diversified Financials                                                 $    194,868
                                                                                                           ------------
                              Insurance - 0.6%
                              Insurance Brokers - 0.4%
     146,270        4.25      USI Insurance Services LLC, Term B Loan, 12/30/19                            $    146,544
                                                                                                           ------------
                              Property & Casualty Insurance - 0.2%
     101,293        5.75      Confie Seguros Holding II Co., Term B Loan (First Lien), 11/9/18             $    101,546
                                                                                                           ------------
                              Total Insurance                                                              $    248,090
                                                                                                           ------------
                              Telecommunication Services - 0.7%
                              Integrated Telecommunication Services - 0.4%
     117,831        3.50      Virgin Media plc, Tranche F Term Loan (First Lien), 6/30/23                  $    116,837
      85,953        3.25      West Corp., B-10 Term Loan (First Lien), 6/30/18                                   85,828
                                                                                                           ------------
                                                                                                           $    202,665
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
   Principal    Rate (b)
   Amount ($)   (unaudited)                                                                                       Value
                              Wireless Telecommunication Services - 0.3%
     124,688        4.75      GCI Holdings, Inc., Tranche B Term Loan (First Lien), 12/22/21               $    125,467
                                                                                                           ------------
                              Total Telecommunication Services                                             $    328,132
                                                                                                           ------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $2,713,589)                                                            $  2,671,998
                                                                                                           ------------

                              TOTAL INVESTMENT IN SECURITIES - 97.0%
                              (Cost $42,768,082) (a)                                                       $ 42,999,463
                                                                                                           ------------
                              OTHER ASSETS & LIABILITIES - 3.0%                                            $  1,350,773
                                                                                                           ------------
                              TOTAL NET ASSETS - 100.0%                                                    $ 44,350,236
                                                                                                           ============

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2015, the value of these securities amounted to $8,622,524 or 19.4% of total net assets.

(PIK)       Represents a pay-in kind security.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $42,774,493 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                                                  $  1,222,508
              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                                      (997,538)
                                                                                                           ------------
              Net unrealized appreciation                                                                  $    224,970
                                                                                                           ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)         Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements - Note 1A.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

(f) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g)         Rate to be determined.

(h) Structured reinsurance investment. At June 30, 2015, the value of these securities amounted to $58,966, or 0.1% of total net assets. See Notes to Financial Statements -- Note 1G.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar

CNY         Chinese Yuan

EURO        Euro

IDR         Indonesian Rupiah

INR         Indian Rupee

MXN         Mexican Peso

NOK         Norwegian Krone

NZD         New Zealand Dollar

RON         Romanian New Leu

RUB         Russian Ruble

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2015 were as follows:

                                                                                          Purchases            Sales
Long-Term U.S. Government Securities                                                     $13,369,882        $10,532,203
Other Long-Term Securities                                                               $ 6,411,586        $ 5,269,928

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

CENTRALLY CLEARED CREDIT DEFAULT SWAP - SELL PROTECTION

Notional                                                                                                             Net Unrealized
Principal ($)(1)                                                             Credit     Expiration         Premiums    Appreciation
                  Counterparty        Obligation Entity/Index        Coupon  Rating(2)  Date        (Received) Paid   (Depreciation)
        990,000   Chicago Mercantile  Markit CDX North America High
                  Exchange            Yield Index                     5.00%     B+         6/20/20          $55,932         $ 6,445

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                                                             Net Unrealized
Principal ($)(1)                                                             Credit     Expiration         Premiums    Appreciation
            Counterparty              Obligation Entity/Index        Coupon  Rating(2)  Date        (Received) Paid   (Depreciation)
   75,000   Morgan Stanley            Diamond Offshore
            Capital                   Drilling Co.                    1.00%     NR        12/20/19          $(2,810)        $(2,698)
            Services LLC
  100,000   J.P. Morgan Chase Bank NA American Axle &
                                      Manufacturing, Inc.             5.00%     B+        12/20/17           (3,000)         13,263
   50,000   J.P. Morgan Chase Bank NA Goodyear Tire
                                      & Rubber, Inc.                  5.00%     BB        12/20/17           (1,625)          6,976
  900,000   J.P. Morgan Chase Bank NA Markit CDX North
                                      America Investment Grade Index  1.00%    BBB+       12/20/17             (871)         15,600
                                                                                                            -------         -------
                                                                                                            $(8,306)        $33,141
                                                                                                            =======         =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average rating of all the underlying securities of the index.

NR   Security not rated by S&P.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:

                                                                     Level 1    Level 2      Level 3     Total
Convertible Corporate Bonds                                        $      --  $   894,523   $     --  $   894,523
Preferred Stocks                                                          --           --         --           --
 Banks
   Regional Banks                                                         --      103,031         --      103,031
 Diversified Financials
   Consumer Finance                                                   50,661       15,232         --       65,893
 All Other Preferred Stocks                                          542,669           --         --      542,669
Convertible Preferred Stocks                                         224,214           --         --      224,214
Common Stocks                                                             --           --         --           --
 Capital Goods
   Construction & Engineering                                             --      197,687         --      197,687
 All Other Common Stocks                                              11,074           --         --       11,074
Asset Backed Securities                                                   --    1,456,307         --    1,456,307
Collateralized Mortgage Obligations                                       --    4,108,826         --    4,108,826
Corporate Bonds
 Insurance
   Reinsurance                                                            --       31,135     58,966       90,101
 All Other Corporate Bonds                                                --   15,211,695         --   15,211,695
U.S. Government Agency Obligations                                        --   14,250,298         --   14,250,298
Foreign Government Bonds                                                  --    1,687,647         --    1,687,647
Municipal Bonds                                                           --    1,483,500         --    1,483,500
Senior Floating Rate Loan Interests                                       --    2,671,998         --    2,671,998
                                                                   ---------  -----------   --------  -----------
Total                                                              $ 828,618  $42,111,879   $ 58,966  $42,999,463
                                                                   =========  ===========   ========  ===========
Other Financial Instruments
Net unrealized appreciation on swap contracts                      $      --  $    33,141   $     --  $    33,141
Net unrealized appreciation on centrally cleared swap contracts           --        6,445         --        6,445
Net unrealized appreciation on futures contracts                      54,335           --         --       54,335
Net unrealized appreciation on forward foreign currency contracts         --       16,536         --       16,536
Net unrealized depreciation on forward foreign currency contracts         --      (24,627)        --      (24,627)
                                                                   ---------  -----------   --------  -----------
Total Other Financial Instruments                                  $  54,335  $    31,495   $     --  $    85,830
                                                                   =========  ===========   ========  ===========

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of June 30, 2015.

                                                                    Level 1     Level 2      Level 3      Total
Assets:
Foreign currencies, at value                                       $      --    $445,357    $      --    $445,357
Futures collateral                                                        --     103,750           --     103,750
Centrally cleared swap collateral                                         --     100,000           --     100,000
Variation margin for centrally cleared swap contracts                     --         831           --         831
Variation margin for futures contracts                                 2,828          --           --       2,828
                                                                   ---------    --------    ---------    --------
Total                                                              $   2,828    $649,938    $      --    $652,766
                                                                   =========    ========    =========    ========

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                                                        Corporate
                                                                                                          Bonds
Balance as of 12/31/14                                                                                   $ 34,256
Realized gain (loss)(1)                                                                                        --
Change in unrealized appreciation (depreciation)(2)                                                       (15,290)
Purchases                                                                                                  40,000
Sales                                                                                                          --
Transfers in and out of Level 3 categories*                                                                    --
Transfers in to Level 3*                                                                                       --
Transfers out of Level 3*                                                                                      --
                                                                                                         --------
Balance as of 6/30/15                                                                                    $ 58,966
                                                                                                         ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of investments still held
as of 6/30/15                                                                     $(16,042)
                                                                                  --------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/15    Year Ended   Year Ended Year Ended Year Ended   Year Ended
                                                           (unaudited)   12/31/14     12/31/13   12/31/12   12/31/11     12/31/10
Class I
Net asset value, beginning of period                         $ 10.28     $ 10.37      $ 10.76    $ 10.24    $ 10.63      $ 10.07
                                                             -------     -------      -------    -------    -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.15     $  0.33      $  0.43    $  0.48    $  0.63      $  0.55
   Net realized and unrealized gain (loss) on investments      (0.06)       0.09        (0.31)      0.67      (0.43)        0.59
                                                             -------     -------      -------    -------    -------      -------
      Net increase (decrease) from investment operations     $  0.09     $  0.42      $  0.12    $  1.15    $  0.20      $  1.14
Distribution to shareowners:
   Net investment income                                     $ (0.17)    $ (0.39)     $ (0.45)   $ (0.53)   $ (0.54)     $ (0.58)
   Net realized gain                                           (0.05)      (0.12)       (0.06)     (0.10)     (0.05)          --
                                                             -------     -------      -------    -------    -------      -------
Total distributions                                          $ (0.22)    $ (0.51)     $ (0.51)   $ (0.63)   $ (0.59)     $ (0.58)
                                                             -------     -------      -------    -------    -------      -------
Net increase (decrease) in net asset value                   $ (0.13)    $ (0.09)     $ (0.39)   $  0.52    $ (0.39)     $  0.56
                                                             -------     -------      -------    -------    -------      -------
Net asset value, end of period                               $ 10.15     $ 10.28      $ 10.37    $ 10.76    $ 10.24      $ 10.63
                                                             =======     =======      =======    =======    =======      =======
Total return*                                                   0.85%       3.96%        1.17%     11.43%      1.90%(a)    11.61%
Ratio of net expenses to average net assets                     1.12%**     1.21%(b)     1.23%      1.27%      1.22%        1.23%
Ratio of net investment income (loss) to average net assets     2.79%**     3.22%        3.97%      4.24%      5.30%        5.25%
Portfolio turnover rate                                           76%**       88%          30%        25%        43%          92%
Net assets, end of period (in thousands)                     $ 9,728     $10,541      $10,243    $10,931    $11,312      $15,494

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.

(b)  Includes interest expense of 0.00%+.

+    Amount rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/15    Year Ended   Year Ended Year Ended Year Ended   Year Ended
                                                           (unaudited)   12/31/14     12/31/13   12/31/12   12/31/11     12/31/10
Class II
Net asset value, beginning of period                         $ 10.26     $ 10.35      $ 10.74    $ 10.22    $ 10.62      $ 10.06
                                                             -------     -------      -------    -------    -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.13     $  0.30      $  0.37    $  0.36    $  0.52      $  0.48
   Net realized and unrealized gain (loss) on investments      (0.06)       0.09        (0.27)      0.76      (0.35)        0.64
                                                             -------     -------      -------    -------    -------      -------
      Net increase (decrease) from investment operations     $  0.07     $  0.39      $  0.10    $  1.12    $  0.17      $  1.12
Distribution to shareowners:
   Net investment income                                     $ (0.15)    $ (0.36)     $ (0.43)   $ (0.50)   $ (0.52)     $ (0.56)
   Net realized gain                                           (0.05)      (0.12)       (0.06)     (0.10)     (0.05)          --
                                                             -------     -------      -------    -------    -------      -------
Total distributions                                          $ (0.20)    $ (0.48)     $ (0.49)   $ (0.60)   $ (0.57)     $ (0.56)
                                                             -------     -------      -------    -------    -------      -------
Net increase (decrease) in net asset value                   $ (0.13)    $ (0.09)     $ (0.39)   $  0.52    $ (0.40)     $  0.56
                                                             -------     -------      -------    -------    -------      -------
Net asset value, end of period                               $ 10.13     $ 10.26      $ 10.35    $ 10.74    $ 10.22      $ 10.62
                                                             =======     =======      =======    =======    =======      =======
Total return*                                                   0.73%       3.71%        0.92%     11.18%      1.56%(a)    11.37%
Ratio of net expenses to average net assets                     1.36%**     1.45%(b)     1.47%      1.53%      1.47%        1.47%
Ratio of net investment income (loss) to average net assets     2.55%**     2.96%        3.74%      3.92%      5.06%        4.96%
Portfolio turnover rate                                           76%**       88%          30%        25%        43%          92%
Net assets, end of period (in thousands)                     $34,622     $31,526      $28,261    $25,265    $16,511      $16,315

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.

(b)  Includes interest expense of 0.00%+.

+    Amount rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $42,768,082)                          $42,999,463
  Cash                                                                   2,154,149
  Foreign currencies, at value (cost $470,111)                             445,357
  Futures collateral                                                       103,750
  Centrally cleared swap collateral                                        100,000
  Receivables --
    Investment securities sold                                           2,052,351
    Portfolio shares sold                                                  119,964
    Dividends                                                                5,269
    Interest                                                               339,426
    Variation margin for centrally cleared swap contracts                      831
    Variation margin for futures contracts                                   2,828
  Credit default swaps, premiums paid                                       47,626
  Net unrealized appreciation on futures contracts                          54,335
  Net unrealized appreciation on forward foreign currency contracts         12,591
  Net unrealized appreciation on swap contracts                             39,586
  Net unrealized appreciation on centrally cleared swap contracts
  Other assets                                                               1,611
                                                                       -----------
         Total assets                                                  $48,479,137
                                                                       -----------
LIABILITIES:
  Payables --
    Investment securities purchased                                    $ 4,017,576
    Portfolio shares repurchased                                            38,552
  Net unrealized depreciation on forward foreign currency contracts         24,627
  Net unrealized depreciation on swap contracts
  Trustee fees                                                                  75
  Due to affiliates                                                          4,446
  Accrued expenses                                                          43,625
                                                                       -----------
         Total liabilities                                             $ 4,128,901
                                                                       -----------
NET ASSETS:
  Paid-in capital                                                      $43,881,797
  Undistributed net investment income                                      169,259
  Accumulated net realized gain on investments, foreign currency
    transactions, swap contracts and futures contracts                      12,061
  Net unrealized appreciation on investments                               231,381
Net unrealized depreciation on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies         (38,183)
  Net unrealized appreciation on futures contracts                          54,335
  Net unrealized appreciation on swap contracts                             39,586
                                                                       -----------
         Total net assets                                              $44,350,236
                                                                       ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
    Class I (based on $9,728,141/958,695 shares)                       $     10.15
                                                                       ===========
    Class II (based on $34,622,095/3,418,791 shares)                   $     10.13
                                                                       ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $253)                         $  808,981
  Dividends                                                                    32,501
                                                                           ----------
         Total investment income                                                        $  841,482
                                                                                        ----------
EXPENSES:
  Management fees                                                          $  139,913
  Transfer agent fees
    Class I                                                                       744
    Class II                                                                      744
  Distribution fees
    Class II                                                                   41,213
  Administrative reimbursements                                                12,280
  Custodian fees                                                               28,123
  Professional fees                                                            27,543
  Printing expense                                                              4,008
  Fees and expenses of nonaffiliated trustees                                   3,717
  Pricing fees                                                                 20,580
  Miscellaneous                                                                 1,471
                                                                           ----------
    Total operating expenses                                                            $  280,336
                                                                                        ----------
         Net investment income                                                          $  561,146
                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
AND SWAP CONTRACTS:
  Net realized gain (loss) on:
    Investments                                                            $ (112,925)
    Swap contracts                                                             25,677
    Futures contracts                                                        (101,340)
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                     180,240   $   (8,348)
                                                                           ----------   ----------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                            $ (245,702)
    Futures contracts                                                          74,810
    Swap contracts                                                                (10)
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                     (83,562)  $ (254,464)
                                                                           ----------   ----------
Net loss on investments, futures contracts, foreign currency transactions
    and swap contracts                                                                  $ (262,812)
                                                                                        ----------
Net increase in net assets resulting from operations                                    $  298,334
                                                                                        ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Six Months
                                                                                       Ended
                                                                                      6/30/15       Year Ended
                                                                                    (unaudited)      12/31/14
FROM OPERATIONS:
Net investment income                                                               $   561,146     $  1,202,439
Net realized gain on investments, futures contracts, swap contracts
   and foreign currency transactions                                                     (8,348)         327,796
Change in net unrealized appreciation (depreciation) on investments, futures
   contracts, swap contracts and foreign currency transactions                         (254,464)        (111,592)
                                                                                    -----------     ------------
      Net increase in net assets resulting from operations                          $   298,334     $  1,418,643
                                                                                    -----------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.17 and $0.39 per share, respectively)                             $  (163,631)    $   (376,254)
      Class II ($0.15 and $0.36 per share, respectively)                               (495,258)      (1,008,064)
Net realized gain:
      Class I ($0.05 and $0.12 per share, respectively)                                 (49,967)        (112,033)
      Class II ($0.05 and $0.12 per share, respectively)                               (175,987)        (319,062)
                                                                                    -----------     ------------
         Total distributions to shareowners                                         $  (884,843)    $ (1,815,413)
                                                                                    -----------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $ 8,173,575     $ 13,301,806
Reinvestment of distributions                                                           884,843        1,815,413
Cost of shares repurchased                                                           (6,189,265)     (11,157,597)
                                                                                    -----------     ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                               $ 2,869,153     $  3,959,622
                                                                                    -----------     ------------
      Net increase in net assets                                                    $ 2,282,644     $  3,562,852
NET ASSETS:
Beginning of period                                                                 $42,067,592     $ 38,504,740
                                                                                    -----------     ------------
End of period                                                                       $44,350,236     $ 42,067,592
                                                                                    ===========     ============
Undistributed net investment income                                                 $   169,259     $    267,002
                                                                                    ===========     ============

                                                           '15 Shares  '15 Amount
                                                          (unaudited)  (unaudited)     '14 Shares    '14 Amount
CLASS I
Shares sold                                                 21,193     $   219,241       143,856     $ 1,499,096
Reinvestment of distributions                               20,802         213,598        46,496         488,287
Less shares repurchased                                   (108,505)     (1,118,883)     (152,568)     (1,601,888)
                                                          --------     -----------     ---------     -----------
     Net increase (decrease)                               (66,510)    $  (686,044)       37,784     $   385,495
                                                          ========     ===========     =========     ===========
CLASS II
Shares sold                                                773,401     $ 7,954,334     1,130,449     $11,802,710
Reinvestment of distributions                               65,516         671,245       126,662       1,327,126
Less shares repurchased                                   (492,365)     (5,070,382)     (914,681)     (9,555,709)
                                                          --------     -----------     ---------     -----------
     Net increase                                          346,552     $ 3,555,197       342,430     $ 3,574,127
                                                          ========     ===========     =========     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2015, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers or using a third party insurance industry pricing model) representing less than 0.02% of total net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2014, the Portfolio paid no such taxes.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the years ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                        2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $1,434,749
     Long-term capital gain                                              380,664
                                                                      ----------
       Total distributions                                            $1,815,413
                                                                      ==========
     Distributable Earnings:
     Undistributed ordinary income                                    $  369,198
     Undistributed long-term gain                                        225,888
     Net unrealized appreciation                                         459,862
                                                                      ----------
       Total                                                          $1,054,948
                                                                      ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, the mark-to-market on foreign currency contracts, credit default swaps and futures contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Risks

     When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's investment in quota share

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     instruments and therefore place the Portfolio's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Fund had no outstanding repurchase agreements.

I.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2015 was $103,750. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2015 was $9,726,089.

     At June 30, 2015, open futures contracts were as follows:

---------------------------------------------------------------------------------
                          Number of                                 Unrealized
                          Contracts    Settlement                   Appreciation
Type                     Long/(Short)    Month           Value     (Depreciation)
---------------------------------------------------------------------------------
U.S. Ultra Bond (CBT)         5          9/15      $     770,313        $ (2,781)
U.S. 10 Year Note (CBT)     (45)         9/15         (5,677,734)         42,188
U.S. 5 Year Note (CBT)      (34)         9/15         (4,054,766)         (1,588)
U.S. 2 Year Note (CBT)       (2)         9/15           (437,875)           (593)
U.S. Long Bond (CBT)         (5)         9/15           (754,219)         17,109
---------------------------------------------------------------------------------
                                                   $ (10,154,281)       $ 54,335
---------------------------------------------------------------------------------

J.   Credit Default Swap/Index Agreements

     A credit default swap/Index is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at June 30, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended June 30, 2015 was $76,759.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,262 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $238 in transfer agent fees payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $946 in distribution fees payable to PFD at June 30, 2015.

5. Forward Foreign Currency Contracts

During the six months ended June 30, 2015, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended June 30, 2015 was $1,546,198.

As of June 30, 2015, open forward foreign currency contracts were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                         Quantity/                                US $           Net
                                                         Purchased/                Settlement    Value at     Unrealized
Currency Description     Counterparty                      (Sold)     Book Value     Date        6/30/15     Appreciation
-------------------------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)  Brown Brothers Harriman And Co.   (551,510)   $ 426,368    7/29/15     $(424,748)      $ 1,620
CAD (CanadianDollar)     JP Morgan Chase Bank              (105,365)     (84,266)   8/31/15        85,038           772
RUB (Russian Ruble)      JP Morgan Chase Bank            (6,670,000)     120,724    7/20/15      (119,704)        1,020
NGN (Nigerian Naira)     JP Morgan Chase Bank            15,505,000      (73,833)   7/13/15        77,675         3,842
NZD (New Zealand Dollar) Citibank NA                       (168,512)    (114,078)   7/13/15       123,360         9,282
-------------------------------------------------------------------------------------------------------------------------
  Total                                                                                                         $16,536
-------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   Quantity/                                        US $         Net
                                                  Purchased/                  Settlement          Value at    Unrealized
Currency Description    Counterparty                (Sold)      Book Value       Date             6/30/15    Depreciation
-------------------------------------------------------------------------------------------------------------------------
EURO (European Euro)    Citibank NA                 (373,801)   $ 396,220      7/14/15           $(416,649)    $ (20,429)
EURO (European Euro)    JP Morgan Chase Bank        (244,869)    (273,143)      9/4/15             272,513          (630)
JPY (Japanese Yen)      JP Morgan Chase Bank     (28,666,259)    (234,544)     9/24/15             230,976        (3,568)
-------------------------------------------------------------------------------------------------------------------------
  Total                                                                                                        $ (24,627)
-------------------------------------------------------------------------------------------------------------------------

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2015.

-------------------------------------------------------------------------------------------------------
Assets:

                                                      Net               Gross Amounts
                                                   Amounts of         Not Offset in the
                                    Gross            Assets             Statement of
                                   Amounts         Presented        Assets and Liabilities
                      Gross     Offset in the        in the      -------------------------
                   Amounts of    Statement of     Statement of                     Cash
                   Recognized     Assets and       Assets and     Financial     Collateral
Description          Assets      Liabilities      Liabilities    Instruments     Received    Net Amount
-------------------------------------------------------------------------------------------------------
Swap
 contracts           $ 42,284     $(2,698)         $ 39,586         $      -      $100,000     $139,586
-------------------------------------------------------------------------------------------------------
                     $ 42,284     $(2,698)         $ 39,586         $      -      $100,000     $139,586
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Liabilities:

                                                      Net               Gross Amounts
                                                   Amounts of         Not Offset in the
                                    Gross            Assets             Statement of
                                   Amounts         Presented        Assets and Liabilities
                      Gross     Offset in the        in the      -------------------------
                   Amounts of    Statement of     Statement of                     Cash
                   Recognized     Assets and       Assets and     Financial     Collateral
Description        Liabilities   Liabilities      Liabilities    Instruments     Received    Net Amount
-------------------------------------------------------------------------------------------------------
 Swap
  contracts          $ 2,698      $(2,698)         $      -         $      -      $      -     $      -
-------------------------------------------------------------------------------------------------------
                     $ 2,698      $(2,698)         $      -         $      -      $      -     $      -
-------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of June 30, 2015 were as follows:

-----------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                      Asset Derivatives 2015                   Liabilities Derivatives 2015
Hedging Instruments               --------------------------------             ----------------------------------
Under Accounting                   Statement of Assets                         Statement of Assets
Standards Codification               and Liabilities                             and Liabilities
(ASC) 815                               Location             Value                  Location               Value
-----------------------------------------------------------------------------------------------------------------
Forward foreign                   Net unrealized                                     Net unrealized
currency contracts                appreciation on                                    depreciation on
                                  forward foreign                                    forward foreign
                                  currency contracts      $ 16,536                   contracts          $(24,627)

Swap contracts                    Net unrealized                                     Net unrealized
                                  appreciation on                                    depreciation on
                                  swap contracts            39,586                   swap contracts            -

Futures contracts                 Net unrealized                                     Net unrealized
                                  appreciation on                                    depreciation on
                                  futures contracts         54,335                   futures contracts         -
-----------------------------------------------------------------------------------------------------------------
  Total                                                   $110,457                                      $(24,627)
-----------------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015 was as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Change in
                                                                                                   Unrealized
                                                                               Realized Gain     Appreciation or
Derivatives Not Accounted for                                                   or (Loss) on     (Depreciation)
as Hedging Instruments Under         Location of Gain or (Loss)                 Derivatives      on Derivatives
Accounting Standards                on Derivatives Recognized                   Recognized       Recognized in
Codification (ASC) 815                     in Income                             in Income          Income
-----------------------------------------------------------------------------------------------------------------
Forward foreign                   Net realized gain (loss) on forward
currency contracts                foreign currency contracts                     $ 209,466

Forward foreign                   Change in unrealized appreciation
currency contracts                (depreciation) on forward foreign
                                  currency contracts                                               $(62,926)

Futures contracts                 Net realized gain (loss) on
                                  futures contracts                              $(101,340)

Futures contracts                 Change in net unrealized appreciation
                                  (depreciation) on futures contracts                              $ 74,810

Swap Contracts                    Net realized gain (loss) on swap contracts     $  25,677

Swap Contracts                    Change in net unrealized appreciation
                                  (depreciation) on swap contracts                                 $    (10)
-----------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

8. Bridge and Delayed Draw Loan Commitments

As of June 30, 2015, the Portfolio had no outstanding delayed draw loan commitments. As of June 30, 2015, the Portfolio had the following bridge loan commitment outstanding:

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Net
                                                                                                   Unrealized
                                                         Principal                                 Appreciation
Loan                                                     Amount        Cost          Value         (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Builders FirstSource, Inc., Bridge Loan                  $110,000      $110,000      $110,000      $          --
Charter Communications, Bridge Loan                        55,000        55,000        55,000                 --
-----------------------------------------------------------------------------------------------------------------
  Total                                                  $165,000      $165,000      $165,000      $          --
-----------------------------------------------------------------------------------------------------------------

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer   Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial Officer
Christopher J. Kelley, Secretary and Chief Legal
Officer                                                Trustees
                                                       Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
Investment Adviser and Administrator                   Kenneth J. Taubes
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19636-09-0815

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Disciplined Value VCT Portfolio -- Class II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Disciplined Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              14

  Trustees, Officers and Service Providers                                   21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.2%
Depository Receipts for International Stocks                                3.8%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.1%
Health Care                                                                14.1%
Energy                                                                     12.4%
Information Technology                                                     12.0%
Consumer Discretionary                                                     11.6%
Industrials                                                                 8.1%
Consumer Staples                                                            7.2%
Utilities                                                                   6.1%
Materials                                                                   2.4%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
  1. Aetna, Inc.                                                           3.21%
--------------------------------------------------------------------------------
  2. JPMorgan Chase & Co.                                                  3.09
--------------------------------------------------------------------------------
  3. Wells Fargo & Co.                                                     3.06
--------------------------------------------------------------------------------
  4. Occidental Petroleum Corp.                                            3.04
--------------------------------------------------------------------------------
  5. Citigroup, Inc.                                                       3.02
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/15          12/31/14
   Class II                                            $11.62           $14.04

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/15 - 6/30/15)                  Income        Capital Gains    Capital Gains
   Class II                         $0.1026       $0.4040          $1.8055

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class II shares of Pioneer Disciplined Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Disciplined Value
                    VCT Portfolio, Class II           Russell 1000 Value Index
6/30/2005           $10,000                           $10,000
6/30/2006           $11,551                           $11,210
6/30/2007           $13,562                           $13,661
6/30/2008           $12,235                           $11,096
6/30/2009           $ 8,930                           $ 7,875
6/30/2010           $ 9,738                           $ 9,207
6/30/2011           $12,111                           $11,872
6/30/2012           $11,806                           $12,228
6/30/2013           $13,939                           $15,325
6/30/2014           $16,779                           $18,974
6/30/2015           $17,213                           $19,758

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. Value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                               Russell 1000
                                        Class II               Value Index
--------------------------------------------------------------------------------
10 Years                                   5.58%                      7.05%
5 Years                                   12.07%                     16.50%
1 Year                                     2.59%                      4.13%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on actual returns from January 1, 2015, through June 30, 2015.

           Share Class                                                    II
           ---------------------------------------------------------------------
           Beginning Account Value on 1/1/15                          $ 1,000.00
           Ending Account Value on 6/30/15                            $   987.90
           Expenses Paid During Period*                               $     4.93

* Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

           Share Class                                                     II
           ---------------------------------------------------------------------
           Beginning Account Value on 1/1/15                          $ 1,000.00
           Ending Account Value on 6/30/15                            $ 1,019.84
           Expenses Paid During Period*                               $     5.01

* Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio managers John Peckham, CFA, and Ashesh
(Ace) Savla discuss the market environment for stocks during the six-month period ended June 30, 2015. Mr. Peckham, a senior vice president and a portfolio manager at Pioneer, and Mr. Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Pioneer, are responsible for the day-to-day management of the Pioneer Disciplined Value VCT Portfolio, along with Brian Popiel, a vice president and senior equity analyst at Pioneer, and Craig Sterling, a senior vice president, a portfolio manager, and Head of Equity Research, U.S., at Pioneer*.

Q: How did the Portfolio perform during the six-month period ended June 30, 2015?

A: Pioneer Disciplined Value VCT Portfolio's Class II shares returned -1.21% at net asset value during the six-month period ended June 30, 2015, while the Portfolio's benchmark, the Russell 1000 Value Index, returned -0.61%. During the same period, the average return of the 122 variable portfolios in Lipper's Large Cap Value Underlying Funds category was 0.62%.

Q: How would you describe the investment environment for equities during the six-month period ended June 30, 2015?

A: The stock market was quite choppy during the six-month period. As measured by the Standard & Poor's 500 Index, which returned 1.23%. U.S. stocks went up and down at frequent intervals, ending the period little changed. Throughout the period, investors, heeding signals from the Federal Reserve System (the Fed), were nervous about the prospect of higher interest rates. Oil, while recovering somewhat in price after the middle of March, remained much lower in price than it had been in the first half of 2014; opinions were mixed as to whether the decline was the consequence of greater production, particularly from shale fields in the United States, or was rather the result of slowing demand in a cooling global economy. In addition, daily stories of geopolitical issues ranging from the Middle East, Africa, the Ukraine, and the Korean peninsula reminded investors of the ever-present risks arising from international tension and instability. Greece and its debt problems also kept investors on edge about prospects for the euro region, and dramatically affected market performance in June, the final month of the semiannual period, when the majority of equity indices turned negative. Finally, the struggling economies of Brazil, Venezuela, and Argentina diminished investors' hopes for the emerging markets.

     During the six-month period, growth stocks outperformed value stocks, as the Russell 1000 Growth Index, with a total return of 3.96%, significantly outperformed the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), which returned -0.61%. In a world economy that was sending mixed signals about the sustainability of earnings growth, investors favored companies appearing able to achieve earnings growth, regardless.

* Note: Craig Sterling was named a portfolio manager of the Portfolio effective May 29, 2015.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Q: Could you discuss the main factors behind the Portfolio's underperformance of the Russell Index during the six-month period ended June 30, 2015?

A: The Portfolio underperformed the Russell Index during the period primarily because of subpar stock selection results in the industrials and consumer discretionary sectors. A Portfolio overweight to information technology also detracted from benchmark-relative returns.

     In the industrials sector, the Portfolio's holdings of airline stocks United Continental and American Airlines were the two biggest detractors from benchmark-relative performance over the period. Airline stocks in general have underperformed of late as investors have become concerned over unit revenue growth as well as the possibility that the industry will add capacity beyond what was previously anticipated. We reduced the Portfolio's airline exposure before the end of the period, but we still have confidence in the industry's long-term story. In consumer discretionary, a position in Whirlpool was the Portfolio's worst performer in the sector during the period, as the company reduced its earnings guidance considerably during the first quarter. We still hold Whirlpool's stock in the Portfolio, however, as we believe the company has made some smart acquisitions over the past few years, and we also like the positive housing-recovery story in the U.S., which we feel should benefit Whirlpool over the intermediate and longer term. Two other holdings that hurt the Portfolio's relative returns were Exelon and First Energy, both utilities sector stocks that saw their performance dragged down by the general underperformance of the sector during the six-month period.

     With regard to asset allocation, the Portfolio's overweight to information technology detracted from benchmark-relative returns during the period, as value-oriented technology stocks struggled. Many value tech stocks are exposed to the personal computers sales cycle, which has been slow.

Q: Which of your investment decisions or stock selections contributed to the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2015?

A: The Portfolio's benchmark-relative returns benefited the most from stock selection in health care, information technology and consumer staples during the six-month period.

     In health care, the top-performing positions in the Portfolio over the period were insurer Aetna and pharmaceuticals firms Mallinckrodt and Mylan. Aetna has been benefiting from strong trends in the health maintenance organization (HMO) area of the sector; Mallinckrodt has made several smart acquisitions while continuing to exceed earnings expectations; and Mylan's stock was up during the period on speculation that it would merge with another large pharmaceutical firm.

     In information technology (IT), the Portfolio's solid performance relative to the Russell Index reflected the big investment we had made in radio-frequency semiconductor firms. In that area of the sector, the Portfolio's holdings of semiconductor makers Skyworks Solutions and Avago Technologies contributed strongly to benchmark-relative returns. Also in IT, the Portfolio's

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/15                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     shares of Broadcom aided performance, while in consumer staples, relative returns benefited the most from the Portfolio not owning Procter & Gamble, which has struggled, for some time, to deliver growth.

Q: Did the Portfolio invest in any derivatives during the six-month period ended June 30, 2015?

A:   No, the Portfolio held no derivatives during the period.

Q: What is your outlook for the second half of 2015 and how have you positioned the Portfolio going forward?

A: We have been cautiously optimistic that the equity markets in the U.S. can provide positive returns in 2015. The journey, so far, has not been without some bumps in the road. The strong U.S. dollar has affected the earnings growth rates of many domestic companies, and the overall decline in the price of oil since late last year will likely have an effect on energy company earnings (year over year). That said, we expect the weakness - in both the economy and corporate earnings - to be temporary, and feel that economic growth and earnings growth will eventually accelerate at a modest pace over the remainder of the year. Lower oil and other commodity prices can have a beneficial effect on consumer spending and should also benefit profit margins of companies that count energy-related expenses as significant input costs. Financial conditions generally improved in the second quarter of 2015 and inflationary pressures have remained contained. Overall, we retain our positive view of U.S. economic growth as well as corporate earnings growth. As noted earlier, value stocks underperformed growth stocks over the first six months of 2015, but we are hopeful that situation will reverse in the second half of the year.

     We did not make any material changes to the Portfolio over the past six months, though we made some minor alterations. For instance, despite the good run the Portfolio had in health care during the period, we did slightly reduce exposure to the sector due to increasing valuations (though the Portfolio remains overweight relative to the Russell Index). Meanwhile, in financials, we have begun emphasizing banks over other sub-sectors.

     As always, we maintain a longer-term horizon for the Portfolio's investments, while seeking to own companies that we believe have the financial strength to weather economic and market cycles, that have capable and committed management teams and compelling industry positions, and attractive long-term earnings growth potential.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
            COMMON STOCKS - 99.2%
            Energy - 12.4%
            Oil & Gas Equipment &
            Services - 4.0%
  155,061   Halliburton Co.                                        $   6,678,477
   28,152   Schlumberger, Ltd.                                         2,426,421
                                                                   -------------
                                                                   $   9,104,898
                                                                   -------------
            Integrated Oil & Gas - 5.9%
   80,619   Exxon Mobil Corp.                                      $   6,707,501
   88,842   Occidental Petroleum Corp.                                 6,909,242
                                                                   -------------
                                                                   $  13,616,743
                                                                   -------------
            Oil & Gas Exploration &
            Production - 2.5%
   95,439   Devon Energy Corp.                                     $   5,677,666
                                                                   -------------
            Total Energy                                           $  28,399,307
                                                                   -------------
            Materials - 1.9%
            Paper Products - 1.9%
   92,353   International Paper Co.                                $   4,395,079
                                                                   -------------
            Total Materials                                        $   4,395,079
                                                                   -------------
            Capital Goods - 6.0%
            Electrical Components &
            Equipment - 2.0%
   67,752   Eaton Corp. Plc                                        $   4,572,582
                                                                   -------------
            Industrial Conglomerates - 3.0%
  254,479   General Electric Co.                                   $   6,761,507
                                                                   -------------
            Construction & Farm Machinery
            & Heavy Trucks - 1.0%
   17,948   Cummins, Inc.                                          $   2,354,598
                                                                   -------------
            Total Capital Goods                                    $  13,688,687
                                                                   -------------
            Transportation - 2.1%
            Airlines - 2.1%
   59,563   American Airlines Group, Inc.                          $   2,378,648
   47,672   United Continental Holdings, Inc.*                         2,527,093
                                                                   -------------
                                                                   $   4,905,741
                                                                   -------------
            Total Transportation                                   $   4,905,741
                                                                   -------------
            Automobiles &
            Components - 2.8%
            Automobile
            Manufacturers - 2.8%
  192,678   General Motors Co.*                                    $   6,421,958
                                                                   -------------
            Total Automobiles
            & Components                                           $   6,421,958
                                                                   -------------
            Consumer Durables &
            Apparel - 3.5%
            Homebuilding - 1.6%
   72,842   Lennar Corp.                                           $   3,717,856
                                                                   -------------
            Household Appliances - 1.9%
   24,439   Whirlpool Corp.                                        $   4,229,169
                                                                   -------------
            Total Consumer Durables
            & Apparel                                              $   7,947,025
                                                                   -------------
            Media - 3.6%
            Broadcasting - 2.1%
   87,076   CBS Corp. (Class B)                                    $   4,832,718
                                                                   -------------
            Movies & Entertainment - 1.5%
   54,283   Viacom, Inc. (Class B)                                 $   3,508,853
                                                                   -------------
            Total Media                                            $   8,341,571
                                                                   -------------
            Retailing - 1.7%
            Homefurnishing Retail - 1.7%
   54,691   Bed Bath & Beyond, Inc.*                               $   3,772,585
                                                                   -------------
            Total Retailing                                        $   3,772,585
                                                                   -------------
            Food, Beverage &
            Tobacco - 7.2%
            Brewers - 1.9%
   61,616   Molson Coors Brewing Co. (Class B)                     $   4,301,413
                                                                   -------------
            Agricultural Products - 1.6%
   76,251   Archer-Daniels-Midland Co.                             $   3,676,823
                                                                   -------------
            Packaged Foods &
            Meats - 3.7%
   86,533   ConAgra Foods, Inc.                                    $   3,783,223
  112,991   Tyson Foods, Inc.                                          4,816,806
                                                                   -------------
                                                                   $   8,600,029
                                                                   -------------
            Total Food, Beverage
            & Tobacco                                              $  16,578,265
                                                                   -------------
            Health Care Equipment &
            Services - 5.4%
            Health Care Services - 2.2%
   58,219   Express Scripts Holding Co.*                           $   5,177,998
                                                                   -------------
            Managed Health Care - 3.2%
   57,261   Aetna, Inc.                                            $   7,298,485
                                                                   -------------
            Total Health Care Equipment
            & Services                                             $  12,476,483
                                                                   -------------
            Pharmaceuticals,
            Biotechnology & Life
            Sciences - 8.6%
            Pharmaceuticals - 8.6%
   67,967   AbbVie, Inc.                                           $   4,566,703
  100,776   Merck & Co., Inc.                                          5,737,178
   66,494   Mylan NV                                                   4,512,283
   84,428   Teva Pharmaceutical Industries,
            Ltd. (A.D.R.)                                              4,989,695
                                                                   -------------
                                                                   $  19,805,859
                                                                   -------------
            Total Pharmaceuticals,
            Biotechnology & Life
            Sciences                                               $  19,805,859
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/15 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
            Banks - 16.6%
            Diversified Banks - 11.1%
  124,249   Citigroup, Inc.                                        $   6,863,515
  103,713   JPMorgan Chase & Co.                                       7,027,593
  106,016   US Bancorp                                                 4,601,094
  123,923   Wells Fargo & Co.                                          6,969,430
                                                                   -------------
                                                                   $  25,461,632
                                                                   -------------
            Regional Banks - 5.5%
  128,447   Citizens Financial Group, Inc.                         $   3,507,888
   56,146   SunTrust Banks, Inc.                                       2,415,401
   69,561   The PNC Financial Services
            Group, Inc.                                                6,653,510
                                                                   -------------
                                                                   $  12,576,799
                                                                   -------------
            Total Banks                                            $  38,038,431
                                                                   -------------
            Diversified Financials - 5.0%
            Specialized Finance - 1.1%
   52,102   The NASDAQ OMX Group, Inc.                             $   2,543,099
                                                                   -------------
            Asset Management & Custody
            Banks - 1.4%
   81,335   Invesco, Ltd.                                          $   3,049,249
                                                                   -------------
            Investment Banking &
            Brokerage - 2.5%
  147,943   Morgan Stanley Co.                                     $   5,738,709
                                                                   -------------
            Total Diversified Financials                           $  11,331,057
                                                                   -------------
            Insurance - 4.4%
            Life & Health Insurance - 2.1%
   80,757   Lincoln National Corp.                                 $   4,782,430
                                                                   -------------
            Multi-line Insurance - 2.3%
  128,580   The Hartford Financial Services
            Group, Inc.                                            $   5,345,071
                                                                   -------------
            Total Insurance                                        $  10,127,501
                                                                   -------------
            Software & Services - 4.4%
            Systems Software - 4.4%
  141,385   Microsoft Corp.                                        $   6,242,148
   97,231   Oracle Corp.                                               3,918,409
                                                                   -------------
                                                                   $  10,160,557
                                                                   -------------
            Total Software & Services                              $  10,160,557
                                                                   -------------
            Technology Hardware &
            Equipment - 6.0%
            Communications
            Equipment - 3.0%
  247,996   Cisco Systems, Inc.                                    $   6,809,970
                                                                   -------------
            Computer Storage &
            Peripherals - 2.1%
  186,473   EMC Corp.                                              $   4,921,022
                                                                   -------------
            Technology Hardware, Storage
            & Peripherals - 0.9%
   26,090   Western Digital Corp.                                  $   2,045,978
                                                                   -------------
            Total Technology Hardware
            & Equipment                                            $  13,776,970
                                                                   -------------
            Semiconductors &
            Semiconductor
            Equipment - 1.5%
            Semiconductors - 1.5%
  151,828   Taiwan Semiconductor Manufacturing
            Co., Ltd. (A.D.R.)                                     $   3,448,014
                                                                   -------------
            Total Semiconductors &
            Semiconductor Equipment                                $   3,448,014
                                                                   -------------
            Utilities - 6.1%
            Electric Utilities - 3.9%
  208,262   Exelon Corp.                                           $   6,543,592
   25,048   NextEra Energy, Inc.*                                      2,455,455
                                                                   -------------
                                                                   $   8,999,047
                                                                   -------------
            Multi-Utilities - 2.2%
  124,774   Public Service Enterprise Group, Inc.                  $   4,901,124
                                                                   -------------
            Total Utilities                                        $  13,900,171
                                                                   -------------
            TOTAL COMMON STOCKS
            (Cost $219,602,955)                                    $ 227,515,261
                                                                   -------------
            TOTAL INVESTMENT IN
            SECURITIES - 99.2%
            (Cost $219,602,955) (a)                                $ 227,515,261
                                                                   -------------
            OTHER ASSETS &
            LIABILITIES - 0.8%                                     $   1,794,793
                                                                   -------------
            TOTAL NET ASSETS - 100.0%                              $ 229,310,054
                                                                   =============

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $219,626,557 was as follows:

              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost                                               $ 15,406,477

              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value                                               (7,517,773)
                                                                          ------------
              Net unrealized appreciation                                 $  7,888,704
                                                                          ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $115,058,698 and $117,173,739, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Portfolio's investments:


                               Level 1        Level 2    Level 3        Total
Common Stocks               $227,515,261      $  --      $  --      $227,515,261
                            ------------      -----      -----      ------------
  Total                     $227,515,261      $  --      $  --      $227,515,261
                            ============      =====      =====      ============

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/15    Year Ended    Year Ended Year Ended Year Ended  Year Ended
                                                            (unaudited)   12/31/14      12/31/13   12/31/12   12/31/11    12/31/10
Class II
Net asset value, beginning of period                         $  14.04     $  14.29      $  11.79   $  10.77   $  11.26    $  10.37
                                                             --------     --------      --------   --------   --------    --------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.07     $   0.12      $   0.16   $   0.17   $   0.12    $   0.08
   Net realized and unrealized gain (loss) on investments       (0.18)        1.19          3.09       0.96      (0.53)       0.87
                                                             --------     --------      --------   --------   --------    --------
     Net increase (decrease) from investment operations      $  (0.11)    $   1.31      $   3.25   $   1.13   $  (0.41)   $   0.95
                                                             --------     --------      --------   --------   --------    --------
Distribution to shareowners:
   Net investment income                                     $  (0.10)    $  (0.16)     $  (0.20)  $  (0.11)  $  (0.08)   $  (0.06)
   Net realized gain                                            (2.21)       (1.40)        (0.55)        --         --          --
                                                             --------     --------      --------   --------   --------    --------
Total distributions                                          $  (2.31)    $  (1.56)     $  (0.75)  $  (0.11)  $  (0.08)   $  (0.06)
                                                             --------     --------      --------   --------   --------    --------
Net increase (decrease) in net asset value                   $  (2.42)    $  (0.25)     $   2.50   $   1.02   $  (0.49)   $   0.89
                                                             --------     --------      --------   --------   --------    --------
Net asset value, end of period                               $  11.62     $  14.04      $  14.29   $  11.79   $  10.77    $  11.26
                                                             ========     ========      ========   ========   ========    ========
Total return*                                                   (1.21)%       9.61%        28.59%     10.60%     (3.66)%      9.26%
Ratio of net expenses to average net assets                      1.00%**      1.00%(a)      1.00%      1.00%      1.00%       1.00%
Ratio of net investment income (loss) to average net assets      1.11%**      0.80%         1.12%      1.78%      1.48%       1.10%
Portfolio turnover rate                                           101%**       105%           97%        74%        18%         21%
Net assets, end of period (in thousands)                     $229,310     $235,853      $247,243   $208,122   $155,712    $113,821
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                          1.01%**      1.01%(a)      1.02%      1.03%      1.04%       1.09%
   Net investment income (loss) to average net assets            1.10%**      0.78%         1.11%      1.74%      1.44%       1.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a)   Includes interest expense of 0.00%+.

+     Amount rounds to less than 0.01%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $219,602,955)                       $227,515,261
  Cash                                                                  1,447,598
  Receivables --
     Portfolio shares sold                                                  2,712
     Dividends                                                            396,602
  Prepaid expenses                                                            410
                                                                     ------------
        Total assets                                                 $229,362,583
                                                                     ------------

LIABILITIES:
  Payables --
    Portfolio shares repurchased                                     $      4,778
    Trustee fees                                                              124
  Due to affiliates                                                        16,378
  Due to Pioneer Investment Management, Inc.                                8,622
  Accrued expenses                                                         22,627
                                                                     ------------
        Total liabilities                                            $     52,529
                                                                     ------------

NET ASSETS:
  Paid-in capital                                                    $205,878,410
  Undistributed net investment income                                   1,377,288
  Accumulated net realized gain on investments                         14,142,050
  Net unrealized appreciation on investments                            7,912,306
                                                                     ------------
       Total net assets                                              $229,310,054
                                                                     ============

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class II (based on $229,310,054/19,729,238 shares)                 $      11.62
                                                                     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends                                                                          $2,456,183
  Interest                                                                                  452
                                                                                     ----------
        Total investment income                                                                   $  2,456,635
                                                                                                  ------------

EXPENSES:
  Management fees                                                                    $  814,372
  Transfer agent fees                                                                       750
  Distribution fees                                                                     290,847
  Administrative reimbursements                                                          34,563
  Custodian fees                                                                          5,786
  Professional fees                                                                      21,712
  Printing expense                                                                        3,010
  Fees and expenses of nonaffiliated Trustees                                             4,350
  Miscellaneous                                                                           1,543
                                                                                     ----------
     Total operating expenses                                                                     $  1,176,933
     Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                   (13,544)
                                                                                                  ------------
     Net operating expenses                                                                       $  1,163,389
                                                                                                  ------------
         Net investment income                                                                    $  1,293,246
                                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                                $ 14,253,670
                                                                                                  ------------
  Change in net unrealized depreciation on investments                                            $(18,309,371)
                                                                                                  ------------
  Net loss on investments                                                                         $ (4,055,701)
                                                                                                  ------------
  Net decrease in net assets resulting from operations                                            $ (2,762,455)
                                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        Six Months
                                                                                           Ended
                                                                                          6/30/15        Year Ended
                                                                                        (unaudited)       12/31/14
FROM OPERATIONS:
Net investment income                                                                   $   1,293,246   $   1,883,472
Net realized gain on investments                                                           14,253,670      36,524,962
Change in net unrealized appreciation (depreciation) on investments                       (18,309,371)    (17,070,801)
                                                                                        -------------   -------------
     Net increase (decrease) in net assets resulting from operations                    $  (2,762,455)  $  21,337,633
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class II ($0.10 and $0.16 per share, respectively)                                 $  (1,700,013)  $  (2,560,911)
Net realized gains:
     Class II ($2.21 and $1.40 per share, respectively)                                   (36,609,939)    (22,258,522)
                                                                                        -------------   -------------
         Total distributions to shareowners                                             $ (38,309,952)  $ (24,819,433)
                                                                                        -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $   2,783,345   $   1,495,956
Reinvestment of distributions                                                              38,309,952      24,819,433
Cost of shares repurchased                                                                 (6,563,769)    (34,223,168)
                                                                                        -------------   -------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions  $  34,529,528   $  (7,907,779)
                                                                                        -------------   -------------
     Net decrease in net assets                                                         $  (6,542,879)  $ (11,389,579)

NET ASSETS:
Beginning of period                                                                     $ 235,852,933   $ 247,242,512
                                                                                        -------------   -------------
End of period                                                                           $ 229,310,054   $ 235,852,933
                                                                                        =============   =============
Undistributed net investment income                                                     $   1,377,288   $   1,784,055
                                                                                        =============   =============


                                     '15 Shares    '15 Amount
                                     (unaudited)   (unaudited)     '14 Shares      '14 Amount
CLASS II
Shares sold                            199,868     $ 2,783,345         105,806     $  1,495,956
Reinvestment of distributions        3,208,539      38,309,952       1,833,045       24,819,433
Less shares repurchased               (475,341)     (6,563,769)     (2,440,047)     (34,223,168)
                                     ---------     -----------     -----------     ------------
     Net increase (decrease)         2,933,066     $34,529,528        (501,196)    $ (7,907,779)
                                     =========     ===========     ===========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value VCT Portfolio, (the Portfolio) formerly Pioneer Fundamental Value VCT Portfolio is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2014, were as follows:

                                                                            2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $ 9,216,109
Long-term capital gain                                                15,603,324
                                                                     -----------
  Total distributions                                                $24,819,433
                                                                     ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                        $ 8,391,631
Undistributed long-term
  capital gain                                                        29,914,345
Net unrealized appreciation                                           26,198,075
                                                                     -----------
  Total                                                              $64,504,051
                                                                     ===========

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments related to common stocks.

D.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Portfolio had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

Through May 1, 2016, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the six months ended June 30, 2015, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/15 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,877 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,376 in distribution fees payable to PFD at June 30, 2015.

Additional Information

PIM, the Portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Advisory Trustee
Lisa M. Jones, President and Chief Executive Officer   Lorraine H. Monchak*
Mark E. Bradley, Treasurer and Chief Financial Officer
Christopher J. Kelley, Secretary and Chief Legal       Trustees
Officer                                                Thomas J. Perna, Chairman
                                                       David R. Bock
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*    Ms. Monchak is a non-voting Advisory Trustee.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19637-09-0815



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2015

* Print the name and title of each signing officer under his or her signature.